As filed with the U.S. Securities and Exchange Commission on July 29, 2009

Securities Act File No. 2-96408

Investment Company Act File No. 811-04254

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 137

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 138

(Check appropriate box or boxes.)

Legg Mason Partners Income Trust*

(Exact Name of Registrant as Specified in Charter)

55 Water Street, New York, New York 10041

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (800) 451-2010

Robert I. Frenkel

Legg Mason Partners Income Trust

100 First Stamford Place

Stamford, Connecticut 06902

(Name and Address of Agent for Service)

COPY TO:

Roger P. Joseph, Esq.

Bingham McCutchen LLP

One Federal Street

Boston, Massachusetts 02110

(Approximate Date of Proposed Offering) Continuous

It is proposed that this filing will become effective on July 29, 2009, pursuant to Rule 485(b).

*	This filing relates solely to Legg Mason Partners Intermediate-Term Municipals Fund, Legg Mason Partners New Jersey Municipals Fund, Legg Mason Partners New York Municipals Fund, and Legg Mason Partners Pennsylvania Municipals Fund.

PROSPECTUS / JULY 29, 2009

Legg Mason Partners Intermediate-Term Municipals Fund

Class A, C, FI and I Shares

Class	Ticker Symbols
A	SBLTX
C	SMLLX
FI
I	SBTYX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Intermediate-Term Municipals Fund

Investment objective

The fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with prudent investing.

Fees and expenses of the fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, and in this Prospectus on page 29 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 67 under the heading “Sales Charge Waivers and Reductions.”

SHAREHOLDER FEES (paid directly from your investment)
	CLASS A	CLASS C	CLASS FI	CLASS I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.25%	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	Generally, none	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	CLASS A	CLASS C	CLASS FI	CLASS I
Management fees	0.50%	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.15%	0.75%	0.25%	None
Other expenses	0.04%[1]	0.06%[1]	0.22%[2]	0.02%
Total annual fund operating expenses	0.69%	1.31%	0.97%	0.52%

[1]	For Class A and C shares, “Other expenses” have been revised to reflect imposition of and/or scheduled increases in recordkeeping fees with respect to the class.

[2]	"Other expenses" for Class FI shares have been estimated because no Class FI shares were outstanding during the fund's last fiscal year.

2	Legg Mason Partners Funds

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund's operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A (with or without redemption)	$294	$441	$601	$1,066
Class C (with or without redemption)	$133	$414	$717	$1,578
Class FI (with or without redemption)	$99	$309	$536	$1,189
Class I (with or without redemption)	$53	$167	$291	$652

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in “municipal securities.” Municipal securities are securities the interest on which is excluded from regular federal income tax. The fund’s 80% policy may not be changed without a shareholder vote. Interest on municipal securities may be subject to the alternative minimum tax.

Legg Mason Partners Intermediate-Term Municipals Fund	3

Municipal securities include debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, the fund may invest up to 20% of its assets in municipal securities and other investments whose interest may be subject to federal income tax, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

The fund focuses on investment grade bonds but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

The fund may engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

Instead of investing directly in particular securities, the fund may use derivatives that are intended to provide economic exposure to the securities or the issuer. The fund may use one or more types of these instruments to the extent consistent with its 80% policy.

The fund normally maintains an average effective maturity of between three and ten years.

Certain risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as

4	Legg Mason Partners Funds

well as other similar investments. The following is a summary description of certain risks of investing in the fund.

•

Market and interest rate risk: The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment also may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. The recent financial crisis has caused a significant decline in the value and liquidity of many securities.

•

Credit risk: If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative. Subordinated securities will be disproportionately affected by a default or downgrade.

•

Derivatives risk: Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund.

•

Leveraging risk: The value of your investment may be more volatile if the fund borrows or uses derivatives that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund also may have to sell assets at inopportune times to satisfy its obligations.

•	Liquidity risk: Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the fund is

Legg Mason Partners Intermediate-Term Municipals Fund	5

forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

•

Risk of increase in expenses: Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

•

Tax risk: The income on the fund’s municipal securities could become subject to regular federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

•

Prepayment or call risk: Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.

•

Extension risk: If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

•

Portfolio selection risk: The value of your investment may decrease if the portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

These and other risks are discussed in more detail later in this Prospectus or in the SAI.

Please note there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its objective.

6	Legg Mason Partners Funds

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors (select "Fixed Income" and click on the name of the fund in the dropdown menu), or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the bar chart below, and if those charges were included, returns would be less than those shown.

Best quarter (ended 09/30/2002): 4.31%. Worst quarter (ended 12/31/2008): (3.30)%. The year-to-date return as of the most recent calendar quarter, which ended 06/30/2009, was 8.02%.

Legg Mason Partners Intermediate-Term Municipals Fund	7

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2008)
	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION	INCEPTION DATE
Class A
Return before taxes	(7.27)%	1.05%	2.75%		11/28/1988
Return after taxes on distributions	(7.27)%	1.05%	2.75%
Return after taxes on distributions and sale of fund shares	(3.27)%	1.53%	3.01%
Other Classes (Return before taxes only)
Class C	(5.52)%	0.87%	n/a	2.23%	12/19/2001
Class I	(4.63)%	n/a	n/a	(2.67)%	09/28/2007
Barclays Capital Municipal 1-15 Year Bond Index	2.48%	3.36%	4.50%
Lipper Intermediate Municipal Debt Funds Category Average	(1.77)%	1.86%	3.36%

The after-tax returns are shown only for Class A shares and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A will vary from returns shown for Class A.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Portfolio managers

Joseph P. Deane, David T. Fare, S. Kenneth Leech, Stephen A. Walsh and Robert E. Amodeo. Mr. Deane has been a portfolio manager of the fund since 1999. Mr. Fare has been a portfolio manager of the fund since 2004. Messrs. Leech, Walsh and Amodeo have been portfolio managers of the fund since 2007.

8	Legg Mason Partners Funds

Purchase and sale of fund shares

You may purchase shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, plus any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

INVESTMENT MINIMUM INITIAL/ADDITIONAL INVESTMENT
	CLASS A	CLASS C	CLASS FI	CLASS I
General	$1,000/$50	$1,000/$50	n/a	n/a
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	$1,000/$50	n/a	n/a
Systematic Investment Plans	$50/$50	$50/$50	n/a	n/a
Clients of Eligible Financial Intermediaries	None/None	n/a	None/None	None/None
Institutional Investors	$1,000/$50	$1,000/$50	n/a	$1 million/None

Your financial intermediary may impose higher investment minimums.

You may redeem shares of the fund each day the New York Stock Exchange is open. You should contact your financial intermediary, or, if you hold your shares through the fund, you should contact the fund by phone (Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432) or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504). You may also be eligible to schedule automatic redemptions of a portion of your shares.

Tax information

The fund intends to distribute income that is exempt from regular federal income tax. A portion of the fund’s distributions may be subject to such tax or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Legg Mason Partners Intermediate-Term Municipals Fund	9

More on the fund’s investment strategies, investments and risks

The fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with prudent investing.

Under normal circumstances, the fund invests at least 80% of its assets in “municipal securities.” The fund’s 80% policy may not be changed without a shareholder vote. Except for this policy, the fund’s investment objective and strategies may be changed by the Board without shareholder approval.

Municipal securities

Municipal securities include debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their

10	Legg Mason Partners Funds

principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income tax. Distributions of the fund’s income may be subject to the federal alternative minimum tax.

Subject to the fund’s 80% policy, the fund may purchase other municipal securities whose interest is subject to federal income tax.

Maturity

The fund normally maintains an average effective maturity of between three and ten years.

Legg Mason Partners Intermediate-Term Municipals Fund	11

The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. The “effective” maturity of a security is not always the same as the stated maturity date. A number of factors, such as call features, sinking fund payments and the likelihood of prepayments, may cause the effective maturity to be shorter than the stated maturity. The “average effective portfolio maturity” of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity by the market value of the security. Average effective maturity takes into consideration all prepayments, puts, and adjustable coupons.

Credit quality

The fund focuses on securities rated investment grade, or, if unrated, determined to be of comparable credit quality by the subadviser. The fund may invest up to 20% of its assets in securities rated below investment grade, or, if unrated, determined to be below investment grade by the subadviser. Below investment grade securities are commonly referred to as “junk bonds.”

If a security is rated by multiple nationally recognized statistical rating organizations ("NRSROs") and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps and warrants, and may purchase other derivative instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing returns

12	Legg Mason Partners Funds

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Certain risks associated with the use of derivatives are discussed below. Risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. Use of derivatives and similar instruments will be subject to the fund’s policy that under normal circumstances the fund invests at least 80% of its assets in municipal securities.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

As noted above, instead of investing directly in particular securities, the fund may use derivatives such as futures contracts, synthetic instruments and other instruments that are intended to provide economic exposure to a security, an issuer, an index or basket of securities, or a market. The fund may use one or more types of these instruments to the extent consistent with its 80% policy.

The fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to

Legg Mason Partners Intermediate-Term Municipals Fund	13

reduce or create exposure to the applicable category of investments, even if they are not effective in achieving the desired result.

The fund’s subadviser may choose not to make use of derivatives.

Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to federal income tax. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.” The issuer or borrower of the security usually pays a fixed, variable or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or

14	Legg Mason Partners Funds

interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Credit downgrades and other credit events

Credit rating or credit quality is determined at the time of purchase of a security. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events.

Zero coupon bonds, pay-in-kind securities and deferred interest securities

Zero coupon securities pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they

Legg Mason Partners Intermediate-Term Municipals Fund	15

may be subject to greater fluctuations in market value than securities that pay interest periodically. However, zero coupon bonds are useful as a tool for managing duration. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Short-term investments

The fund may invest in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

16	Legg Mason Partners Funds

Reverse repurchase agreements and other borrowings

The fund may borrow by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

Counterparties

When the fund engages in certain transactions with another party (a counterparty) relating to underlying securities, such as certain derivative transactions, when-issued, delayed delivery and forward commitment transactions, repurchase agreements and reverse repurchase agreements, the fund will be subject to the credit risk presented by the counterparty. In the event that the counterparty files for bankruptcy, becomes insolvent or defaults on its obligations to the fund, the fund may be adversely affected.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing without limit in any type of taxable money market instruments and short-term debt securities or cash without regard to any percentage limitations. The fund may hold cash uninvested and, if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, the fund would not earn income on those assets and the fund’s yield would go down. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI.

Legg Mason Partners Intermediate-Term Municipals Fund	17

However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There are also many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Selection process

The portfolio managers select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions. In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

•

Consider the potential impact of supply/demand imbalances for fixed versus variable rate securities and for obligations of different states, the yield available for securities with different maturities and a security’s maturity in light of the outlook for the issuer and its sector and interest rates

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

•

Identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

18	Legg Mason Partners Funds

More on risks of investing in the fund

•

Market and interest rate risk: The market prices of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Additionally, since many municipal securities are issued to finance similar projects, such as those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market.

When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset

Legg Mason Partners Intermediate-Term Municipals Fund	19

provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

•

Credit risk: If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by the fund or a counterparty to a financial contract with the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

The fund is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default and are considered speculative.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

•

Derivatives risk: Derivatives involve special risks and costs and may result in losses to the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk as discussed below.

20	Legg Mason Partners Funds

Investments by the fund in structured securities, a type of derivative instrument, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

•

Leveraging risk: The fund may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions or reverse repurchase agreements. When the fund engages in transactions that have a leveraging effect on the fund’s portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

•

Liquidity risk: Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

•

Risk of increase in expenses: Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

•	Tax risk: There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income taxes. Unfavorable legislation, adverse interpretations by

Legg Mason Partners Intermediate-Term Municipals Fund	21

federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

•

Prepayment or call risk: Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

•

Extension risk: When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates. This may cause the fund’s share price to be more volatile.

•

Portfolio selection risk: The portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, may be incorrect.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

For more information about the fund, please visit the fund’s website, http://www.leggmason.com/individualinvestors, select “Fixed Income” and click on the name of the fund in the dropdown menu.

22	Legg Mason Partners Funds

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of June 30, 2009, LMPFA’s total assets under management were approximately $173 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of June 30, 2009, the total assets under management of Western Asset and its supervised affiliates were approximately $485 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2009, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $657 billion.

Portfolio managers

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The fund’s portfolio managers are Joseph P. Deane, David T. Fare, S. Kenneth Leech, Stephen A. Walsh and Robert E. Amodeo. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the fund.

Messrs. Leech and Walsh are portfolio managers with Western Asset and have been employed in the capacity of portfolio managers by Western Asset for more than five years.

Legg Mason Partners Intermediate-Term Municipals Fund	23

Mr. Amodeo has been a portfolio manager with Western Asset since 2005. Prior to that time, Mr. Amodeo was Managing Director and portfolio manager with Salomon Brothers Asset Management Inc from 1992 to 2005.

Mr. Deane has been a portfolio manager with Western Asset since 2005. Prior to that time, Mr. Deane was with Citigroup Asset Management (“CAM”) or one of its affiliates since 1972.

Mr. Fare has been a portfolio manager with Western Asset since 2005. Prior to that time, Mr. Fare was with CAM or one of its affiliates since 1989.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fee

The fund pays a management fee at an annual rate equal to 0.50% of the fund's average daily net assets.

For the fiscal year ended March 31, 2009, the fund paid a management fee of 0.50% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended March 31, 2009.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees, based on annualized percentages of average daily net assets, of up to 0.15% for Class A shares; up to 0.75% for Class C shares; and up to 0.25% for Class FI shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to distribution and/or service fees under the plan.

24	Legg Mason Partners Funds

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Legg Mason Partners Intermediate-Term Municipals Fund	25

Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares. Individual investors who held Class I shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional investors and clients of eligible financial intermediaries should refer to “Institutional investors — eligible investors” below for a description of the classes available to them.

Each class has different sales charges and expenses, allowing you to choose the class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

If you plan to invest a large amount and/or your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services

26	Legg Mason Partners Funds

provided by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors, select "Fixed Income" and click on the name of the fund in the dropdown menu.

Legg Mason Partners Intermediate-Term Municipals Fund	27

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI shares. You may be required to provide appropriate documentation confirming your eligibility to invest in this share class. Your Service Agent may receive different compensation depending upon which class you choose.

	KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 2.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $500,000 or more	0.50% on purchases of $500,000 or more when you redeem within 1 year of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor
Class C	• No initial or contingent deferred sales charge • Generally higher annual expenses than Class A	None	None	0.75% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class I

• No initial or contingent deferred sales charge

• Only offered to Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

• Generally lower annual expenses than the other classes

		None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

28	Legg Mason Partners Funds

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution/service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

AMOUNT OF INVESTMENT	SALES CHARGE AS A % OF OFFERING PRICE	SALES CHARGE AS A % OF NET AMOUNT INVESTED	BROKER/DEALER COMMISSION AS A % OF OFFERING PRICE
Less than $100,000	2.25	2.30	2.00
$100,000 but less than $250,000	1.50	1.52	1.25
$250,000 but less than $500,000	1.25	1.27	1.00
$500,000 or more[1]	-0-	-0-	up to 0.50

[1]

The distributor may pay a commission of up to 0.50% to a Service Agent for purchase amounts of $500,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $500,000 or more

You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 0.50%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of

Legg Mason Partners Intermediate-Term Municipals Fund	29

the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent, Funds Investor Services or Institutional Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Please contact your Service Agent for additional information.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by

•	you or

•	your spouse and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase, and any capital

30	Legg Mason Partners Funds

appreciation on those shares. In addition, you can include toward your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors, select "Fixed Income" and click on the name of the fund in the dropdown menu.

Legg Mason Partners Intermediate-Term Municipals Fund	31

Class C shares

You buy Class C shares at net asset value with no initial sales charge and with no contingent deferred sales charge. However, if you exchange Class C shares of the fund for Class C shares of an equity or long-term fixed income fund sold by the distributor, you will be subject to the contingent deferred sales charge of the fund into which you exchange, and your contingent deferred sales charge will be measured from the date of your exchange.

Service Agents receive an annual distribution/service fee of up to 0.75% of the average daily net assets represented by Class C shares serviced by them.

Class FI shares

Class FI shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by Class FI shares serviced by them.

Class I shares

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

32	Legg Mason Partners Funds

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors, select "Fixed Income" and click on the name of the fund in the dropdown menu.

Legg Mason Partners Intermediate-Term Municipals Fund	33

Institutional investors – eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI or Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities with direct relationships to the fund.

Class FI shares

Class FI shares are offered to investors who invest in the fund through certain financial intermediaries.

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. However, any investor that held Class I shares prior to November 20, 2006 is permitted to make additional investments in Class I shares.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Other considerations

Financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility

34	Legg Mason Partners Funds

standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Legg Mason Partners Intermediate-Term Municipals Fund	35

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

• Name of fund being bought

• Class of shares being bought

• Dollar amount or number of shares being bought

• Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address.

Enclose a check to pay for the shares.

For more information, please call Funds Investor Services or Institutional Shareholder Services between 8:00 a.m. and 5:30 p.m. (Eastern time).

36	Legg Mason Partners Funds

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

• Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”).

• Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually.

• If you do not have sufficient funds in your account on a transfer date, your Service Agent, Funds Investor Services or Institutional Shareholder Services may charge you a fee.

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Legg Mason Partners Intermediate-Term Municipals Fund	37

Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business.
Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

• If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges.

• If you bought shares directly from the fund, contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to learn which funds are available to you for exchanges.

• Not all funds offer all classes.

• Some funds are offered only in a limited number of states. Your Service Agent, Funds Investor Services or Institutional Shareholder Services will provide information about the funds offered in your state.

• Remember that an exchange is a taxable transaction.

• Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

• In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange.

• Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a

38	Legg Mason Partners Funds

  contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased. However, if you exchange Class C shares of the fund for Class C shares of an equity or long-term fixed income fund sold by the distributor, you will be subject to the contingent deferred sales charge of the fund into which you exchange, and your contingent deferred sales charge will be measured from the date of your exchange.

• For Class A or Class C exchanges, you will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans).

• Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares.

• If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective.

• The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

By telephone

Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.

Telephone exchanges may be made only between accounts that have identical

Legg Mason Partners Intermediate-Term Municipals Fund	39

registrations, and may be made on any day the New York Stock Exchange (“NYSE”) is open.
By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

• Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually.

• Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”).

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

40	Legg Mason Partners Funds

Redeeming shares

Generally

Contact your Service Agent or, if you hold shares directly with the fund, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to redeem shares of the fund. You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new

Legg Mason Partners Intermediate-Term Municipals Fund	41

written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

By mail

Contact your Service Agent or, if you hold your shares directly with the fund, write to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

• The fund name, the class of shares being redeemed and your account number

• The dollar amount or number of shares being redeemed

• Signature of each owner exactly as the account is registered

• Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

• Name of fund being redeemed

• Class of shares being redeemed

• Account number

42	Legg Mason Partners Funds

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50.

The following conditions apply:

• Your shares must not be represented by certificates.

• Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually.

• If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year.

• You must elect to have all dividends and distributions reinvested.

For more information, please contact your Service Agent or consult the SAI.

Legg Mason Partners Intermediate-Term Municipals Fund	43

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, signature of each owner exactly as the account is registered (See “Redeeming shares”)

The fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the U.S. (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing redemption or exchange orders by telephone. In that case, shareholders should consider using the fund’s other redemption and exchange procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent, Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

44	Legg Mason Partners Funds

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares with a value over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Legg Mason Partners Intermediate-Term Municipals Fund	45

Small account balances/Mandatory redemptions

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent trading of fund shares

Frequent trading in the fund’s shares increases the fund’s administrative costs associated with processing shareholder transactions. In addition, frequent trading may potentially interfere with the efficient management of the fund’s portfolio and increase the fund’s costs associated with trading the fund’s portfolio securities. Under certain circumstances, frequent trading may also dilute the returns earned on shares held by the fund’s other shareholders. The fund therefore discourages frequent purchases and redemptions by shareholders.

The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason. In particular, the Board has determined that the fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets.

46	Legg Mason Partners Funds

Under the fund’s frequent trading policy, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever the fund detects a pattern of excessive trading. The policy currently provides that the fund will use its best efforts to restrict a shareholder’s trading privileges in the fund if that shareholder has engaged in three or more “Round Trips” (defined below) during any rolling 12-month period. The restriction on the number of Round Trips may change from time to time by amendment of the frequent trading policy. The fund may determine to restrict a shareholder from making additional purchases prior to engaging in three Round Trips. However, the fund has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful to the fund. In making such a determination, the fund will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading and the amount of trading. Additionally, the fund has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the fund may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of fund shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips.

With respect to accounts where shareholder transactions are processed or records are kept by third-party intermediaries, the fund uses reasonable efforts to monitor such accounts to detect suspicious trading patterns. For any such account that is so

Legg Mason Partners Intermediate-Term Municipals Fund	47

identified, the fund will make such further inquiries and take such other actions as shall be considered necessary or appropriate to enforce the fund’s frequent trading policy against the shareholder(s) trading through such account and, if necessary, the third-party intermediary (retirement plan administrators, securities broker/dealers, and mutual fund marketplaces) maintaining such account. The fund may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the fund that provide a substantially similar level of protection against excessive trading. Shareholders who own shares of the fund through financial intermediaries should examine any disclosures provided by the intermediaries to determine what restrictions apply to the shareholders.

Although the fund will monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, the certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

48	Legg Mason Partners Funds

Dividends, distributions and taxes

Dividends and distributions

The fund’s policy is to declare daily dividends from net investment income. Dividends from income are paid monthly. The fund generally makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income and capital gain. Unless you request otherwise, capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax, but may be subject to state or local income taxes. For other distributions, and when you redeem or exchange shares, you will generally have to pay federal income taxes, as well as any other state and local taxes. The following table summarizes the tax status to you of certain transactions related to the fund.

TRANSACTION	FEDERAL TAX STATUS
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Exempt-interest dividends	Exempt from federal income tax
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Legg Mason Partners Intermediate-Term Municipals Fund	49

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders is taxed at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax.

You may want to avoid buying shares when the fund is about to declare a taxable dividend or a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the fund may be subject to federal withholding tax. Most fund distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that fund distributions consist of ordinary dividends or other payments that are subject to withholding, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, ordinary dividends that are designated by the fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the fund beginning before January 1, 2010.

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends (including exempt-interest dividends) and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

50	Legg Mason Partners Funds

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value(s) every day the NYSE is open. These calculations are done as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund calculates its net asset value(s) as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities and other assets for the purposes of determining the fund’s net asset value. The valuation of the fund’s assets is generally determined in good faith in accordance with these procedures. The Board has delegated most valuation functions for the fund to the manager. The procedures adopted by the Board cover types of assets in addition to those described below.

For certain derivative securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the market price is typically determined by independent third party pricing services approved by the fund’s Board that use a variety of techniques and methodologies.

The market price for debt obligations and certain derivative securities is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use quotations from one or more brokers or may use a matrix, a formula or other method that provides an estimated value of the obligation or the security, taking into consideration, as applicable, market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

Legg Mason Partners Intermediate-Term Municipals Fund	51

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE.

If independent third party pricing services are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund may invest in securities rated below investment grade — some of which may be thinly-traded and for which market quotations may not be readily available or may be unreliable — the fund may use fair value procedures more frequently than funds that invest primarily in securities that are more widely traded. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value procedures to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. The valuation determined under the fair value procedures represents the amount determined in good faith that the fund might reasonably expect to receive upon the current sale of a security. However, there can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Therefore, investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

In order to buy, redeem or exchange shares at a day’s price, you must place your order with your Service Agent or the transfer agent

52	Legg Mason Partners Funds

before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Legg Mason Partners Intermediate-Term Municipals Fund	53

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI shares because no Class FI shares were outstanding for the periods shown. The returns for Class FI shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31:
CLASS A SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$6.32	$6.36	$6.33	$6.42	$6.59
Income (loss) from operations:
Net investment income	0.27	0.26	0.26	0.26	0.28
Net realized and unrealized gain (loss)	(0.34)	(0.04)	0.03	(0.09)	(0.17)
Total income (loss) from operations	(0.07)	0.22	0.29	0.17	0.11
Less distributions from:
Net investment income	(0.27)	(0.26)	(0.26)	(0.26)	(0.28)
Total distributions	(0.27)	(0.26)	(0.26)	(0.26)	(0.28)
NET ASSET VALUE, END OF YEAR	$5.98	$6.32	$6.36	$6.33	$6.42
Total return[2]	(1.13)%	3.48%	4.70%	2.78%	1.68%
NET ASSETS, END OF YEAR (MILLIONS)	$604	$460	$495	$404	$403
Ratios to average net assets:
Gross expenses	0.68%	0.72%	0.78%[3]	0.76%	0.76%
Gross expenses, excluding interest expense	N/A	N/A	0.70 [3]	0.70	0.70
Net expenses	0.68	0.72 [4,5]	0.76%[3,5,6]	0.76 [5,6]	0.75 [5,6]
Net expenses, excluding interest expense	N/A	N/A	0.68%[3,5,6]	0.70 [5,6]	0.69 [5,6]
Net investment income	4.39	4.05	4.12	4.05	4.31
Portfolio turnover rate	19%	36%	19%	11%	19%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charge, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.77% and 0.75% including interest expense and 0.69% and 0.67% excluding interest expense, respectively.

[4]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of a voluntary expense limitation prior to March 16, 2007, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 0.85%.

54	Legg Mason Partners Funds

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31:
CLASS C SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$6.32	$6.37	$6.34	$6.43	$6.60
Income (loss) from operations:
Net investment income	0.23	0.22	0.22	0.22	0.24
Net realized and unrealized gain (loss)	(0.33)	(0.05)	0.03	(0.09)	(0.17)
Total income (loss) from operations	(0.10)	0.17	0.25	0.13	0.07
Less distributions from:
Net investment income	(0.23)	(0.22)	(0.22)	(0.22)	(0.24)
Total distributions	(0.23)	(0.22)	(0.22)	(0.22)	(0.24)
NET ASSET VALUE, END OF YEAR	$5.99	$6.32	$6.37	$6.34	$6.43
Total return[2]	(1.58)%	2.68%	4.06%	2.15%	1.05%
NET ASSETS, END OF YEAR (MILLIONS)	$300	$200	$246	$254	$327
Ratios to average net assets:
Gross expenses	1.30%	1.33%	1.39%[3]	1.39%	1.39%
Gross expenses, excluding interest expense	N/A	N/A	1.31 [3]	1.33	1.33
Net expenses	1.30	1.33 [4]	1.38 [3,5,6]	1.39 [5,6]	1.38 [5,6]
Net expenses, excluding interest expense	N/A	N/A	1.30 [3,5,6]	1.33 [5,6]	1.32 [5,6]
Net investment income	3.77	3.43	3.50	3.41	3.68
Portfolio turnover rate	19%	36%	19%	11%	19%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 1.38% and 1.37% including interest expense and 1.30% and 1.29% excluding interest expense, respectively.

[4]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of a voluntary expense limitation prior to March 16, 2007, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.45%.

Legg Mason Partners Intermediate-Term Municipals Fund	55

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009	2008[2]
NET ASSET VALUE, BEGINNING OF YEAR	$6.32	$6.35
Income (loss) from operations:
Net investment income	0.28	0.13
Net realized and unrealized loss	(0.34)	(0.03)
Total income (loss) from operations	(0.06)	0.10
Less distributions from:
Net investment income	(0.28)	(0.13)
Total distributions	(0.28)	(0.13)
NET ASSET VALUE, END OF YEAR	$5.98	$6.32
Total return[3]	(0.97)%	1.61%
NET ASSETS, END OF YEAR (000s)	$22,995	$1
Ratios to average net assets:
Gross expenses	0.52%	0.54%[4]
Net expenses	0.52	0.54 [4,5]
Net investment income	4.60	4.05 [4]
Portfolio turnover rate	19%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 28, 2007 (inception date) to March 31, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

56	Legg Mason Partners Funds

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus.]

Legg Mason Partners Intermediate-Term Municipals Fund

You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent, Funds Investor Services or Institutional Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, or by writing to the fund at 55 Water St., New York, New York 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-4254)

FD0664 07/09

PROSPECTUS / JULY 29, 2009

Legg Mason Partners New Jersey Municipals Fund

Class A, B, C, FI and I Shares

Class	Ticker Symbols
A	SHNJX
B	SNJBX
C	SNJLX
FI
I	LNJIX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

New Jersey Municipals Fund

Investment objective

The fund seeks to provide New Jersey investors with as high a level of income exempt from regular federal income tax and New Jersey state personal income tax as is consistent with prudent investment management and the preservation of capital.

Fees and expenses of the fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, and in this Prospectus on page 32 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 67 under the heading “Sales Charge Waivers and Reductions.”

SHAREHOLDER FEES (paid directly from your investment)
	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	Generally, none	4.50%	1.00%	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS I
Management fees	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.15%	0.65%	0.70%	0.25%	None
Other expenses	0.07%[1]	0.19%[1,2]	0.08%[1]	0.23%[3]	0.11%[2]
Total annual fund operating expenses	0.72%	1.34%	1.28%	0.98%	0.61%

[1]	For Class A, B, and C shares, “Other expenses” have been revised to reflect imposition of and/or scheduled increases in recordkeeping fees with respect to the class.

[2]	For Class B and Class I shares, “Other expenses” have been revised to reflect current transfer agency fees with respect to each class.

[3]	"Other expenses" for Class FI shares have been estimated because no Class FI shares were outstanding during the fund's last fiscal year.

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Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund's operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A (with or without redemption)	$495	$645	$808	$1,281
Class B (redemption at end of period)	$586	$727	$841	$1,457
Class B (no redemption)	$136	$427	$741	$1,457
Class C (redemption at end of period)	$230	$406	$705	$1,555
Class C (no redemption)	$130	$406	$705	$1,555
Class FI (with or without redemption)	$100	$312	$542	$1,203
Class I (with or without redemption)	$60	$195	$340	$762

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in “New Jersey municipal securities.” New Jersey municipal securities are securities the interest on which is excluded from regular federal income tax and New Jersey state income tax. The

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fund’s 80% policy may not be changed without a shareholder vote. Interest on New Jersey municipal securities may be subject to the alternative minimum tax.

New Jersey municipal securities include debt obligations issued by the State of New Jersey and its political subdivisions, agencies and public authorities, and certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam). These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, the fund may invest up to 20% of its assets in municipal securities and other investments whose interest may be subject to federal and/or New Jersey state personal income taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

The fund focuses on investment grade bonds but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

The fund may engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

Instead of investing directly in particular securities, the fund may use derivatives that are intended to provide economic exposure to the securities or the issuer. The fund may use one or more types of these instruments to the extent consistent with its 80% policy.

Certain risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of

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your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

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Market and interest rate risk: The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment also may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. The recent financial crisis has caused a significant decline in the value and liquidity of many securities.

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Credit risk: If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative. Subordinated securities will be disproportionately affected by a default or downgrade.

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Derivatives risk: Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund.

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Leveraging risk: The value of your investment may be more volatile if the fund borrows or uses derivatives that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund also may have to sell assets at inopportune times to satisfy its obligations.

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Liquidity risk: Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

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Risk of increase in expenses: Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

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Tax risk: The income on the fund’s municipal securities could become subject to regular federal or New Jersey state personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

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Prepayment or call risk: Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.

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Extension risk: If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

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Non-diversification risk: The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers. Also, the fund may be more volatile than a more geographically diverse fund.

•	Risks associated with focusing on investments in New Jersey municipal securities: The fund focuses its investments on New Jersey municipal securities. The fund may be affected

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significantly by adverse economic, political or other events affecting New Jersey municipal issuers.

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Portfolio selection risk: The value of your investment may decrease if the portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

These and other risks are discussed in more detail later in this Prospectus or in the SAI.

Please note there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its objective.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors (select "Fixed Income" and click on the name of the fund in the dropdown menu), or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

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Sales charges are not reflected in the bar chart below, and if those charges were included, returns would be less than those shown.

Best quarter (ended 12/31/2000): 4.57%. Worst quarter (ended 12/31/2008): (3.46)%. The year-to-date return as of the most recent calendar quarter, which ended 06/30/2009, was 9.67%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2008)
	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION	INCEPTION DATE
Class A
Return before taxes	(10.05)%	1.10%	2.78%		04/22/1988
Return after taxes on distributions	(10.05)%	1.10%	2.76%
Return after taxes on distributions and sale of fund shares	(5.06)%	1.61%	3.05%
Other Classes (Return before taxes only)
Class B	(10.62)%	1.26%	2.79%		11/06/1992
Class C	(7.49)%	1.39%	2.63%		12/13/1994
Class I	(5.88)%	n/a	n/a	(4.08)%	10/04/2007
Barclays Capital New Jersey Municipal Bond Index	(1.81)%	3.02%	4.41%
Lipper New Jersey Municipal Debt Funds Category Average	(9.11)%	0.86%	2.58%

The after-tax returns are shown only for Class A shares and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A will vary from returns shown for Class A.

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Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Portfolio managers

Joseph P. Deane, David T. Fare, S. Kenneth Leech, Stephen A. Walsh and Robert E. Amodeo. Mr. Deane and Mr. Fare have been portfolio managers for the fund since 1999 and 2004, respectively. Messrs. Leech, Walsh and Amodeo have been portfolio managers of the fund since 2006.

Purchase and sale of fund shares

You may purchase shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, plus any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

INVESTMENT MINIMUM INITIAL/ADDITIONAL INVESTMENT
	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS I
General	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a
Systematic Investment Plans	$50/$50	$50/$50	$50/$50	n/a	n/a
Clients of Eligible Financial Intermediaries	None/None	n/a	n/a	None/None	None/None
Institutional Investors	$1,000/$50	$1,000/$50	$1,000/$50	n/a	$1 million/None

Your financial intermediary may impose higher investment minimums.

You may redeem shares of the fund each day the New York Stock Exchange is open. You should contact your financial intermediary, or, if you hold your shares through the fund, you should contact the fund by phone (Funds Investor Services at 1-800-822-5544 or

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Institutional Shareholder Services at 1-888-425-6432) or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504). You may also be eligible to schedule automatic redemptions of a portion of your shares.

Tax information

The fund intends to distribute income that is exempt from regular federal and New Jersey state personal income taxes. A portion of the fund’s distributions may be subject to such taxes or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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More on the fund’s investment strategies, investments and risks

The fund seeks to provide New Jersey investors with as high a level of current income exempt from regular federal income taxes and New Jersey state personal income taxes as is consistent with prudent investment management and the preservation of capital.

Under normal circumstances, the fund invests at least 80% of its assets in New Jersey municipal securities. The fund’s 80% policy may not be changed without a shareholder vote. Except for this policy, the fund’s investment objective and strategies may be changed by the Board without shareholder approval.

New Jersey municipal securities

New Jersey municipal securities include debt obligations issued by the State of New Jersey and its political subdivisions, agencies and public authorities, and certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam). Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

New Jersey municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue

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anticipation notes are generally issued in order to finance short- term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal and New Jersey state personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal and/or New Jersey state personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal and New Jersey state personal income taxes. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than New Jersey.

Subject to the fund’s 80% policy, the fund may purchase other municipal securities whose interest is subject to federal and/or New Jersey state personal income taxes.

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Maturity

The fund will normally invest in securities that have remaining maturities at the time of purchase from one to more than thirty years.

Credit quality

The fund focuses on securities rated investment grade, or, if unrated, determined to be of comparable credit quality by the subadviser. The fund may invest up to 20% of its assets in securities rated below investment grade, or, if unrated, determined to be below investment grade by the subadviser. Below investment grade securities are commonly referred to as “junk bonds.”

If a security is rated by multiple nationally recognized statistical rating organizations ("NRSROs") and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps and warrants, and may purchase other derivative instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing returns

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

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Certain risks associated with the use of derivatives are discussed below. Risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. Use of derivatives and similar instruments will be subject to the fund’s policy that under normal circumstances the fund invests at least 80% of its assets in New Jersey municipal securities.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

As noted above, instead of investing directly in particular securities, the fund may use derivatives such as futures contracts, synthetic instruments and other instruments that are intended to provide economic exposure to a security, an issuer, an index or basket of securities, or a market. The fund may use one or more types of these instruments to the extent consistent with its 80% policy.

The fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective in achieving the desired result.

The fund’s subadviser may choose not to make use of derivatives.

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Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to federal income tax. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.” The issuer or borrower of the security usually pays a fixed, variable or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some

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cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Credit downgrades and other credit events

Credit rating or credit quality is determined at the time of purchase of a security. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events.

Zero coupon bonds, pay-in-kind securities and deferred interest securities

Zero coupon securities pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically. However, zero coupon bonds are useful as a tool for managing duration. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash. Deferred interest

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securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Short-term investments

The fund may invest in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

Reverse repurchase agreements and other borrowings

The fund may borrow by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the

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cost to the fund for the money borrowed. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

Counterparties

When the fund engages in certain transactions with another party (a counterparty) relating to underlying securities, such as certain derivative transactions, when-issued, delayed delivery and forward commitment transactions, repurchase agreements and reverse repurchase agreements, the fund will be subject to the credit risk presented by the counterparty. In the event that the counterparty files for bankruptcy, becomes insolvent or defaults on its obligations to the fund, the fund may be adversely affected.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing without limit in any type of taxable money market instruments and short-term debt securities or cash without regard to any percentage limitations. The fund may hold cash uninvested and, if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, the fund would not earn income on those assets and the fund’s yield would go down. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There are also many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

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Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Selection process

The portfolio managers select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions. In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

•	Consider the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer and its sector and interest rates

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Identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund

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Market and interest rate risk: The market prices of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to

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general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Additionally, since many municipal securities are issued to finance similar projects, such as those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market.

When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

20	Legg Mason Partners Funds

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Credit risk: If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by the fund or a counterparty to a financial contract with the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

The fund is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default and are considered speculative.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

•

Derivatives risk: Derivatives involve special risks and costs and may result in losses to the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk as discussed below.

Investments by the fund in structured securities, a type of derivative instrument, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Legg Mason Partners New Jersey Municipals Fund	21

•

Leveraging risk: The fund may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions or reverse repurchase agreements. When the fund engages in transactions that have a leveraging effect on the fund’s portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

•

Liquidity risk: Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

•

Risk of increase in expenses: Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

•

Tax risk: There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income taxes and New Jersey state personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

22	Legg Mason Partners Funds

•

Prepayment or call risk: Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

•

Extension risk: When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates. This may cause the fund’s share price to be more volatile.

•

Non-diversification risk: The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers. Also, the fund may be more volatile than a more geographically diverse fund.

•

Risks associated with focusing on investments in New Jersey municipal securities: The fund focuses its investments on New Jersey municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New Jersey municipal issuers. New Jersey’s economy has experienced a significant slowdown. Deterioration in near-term economic growth, high unemployment rates, low personal income levels and weakness in the housing sector are expected to continue. New Jersey state tax revenues are expected to decline as a result, and state assistance to local governments could be cut back. New Jersey municipalities also depend on real estate taxes to meet funding needs, and a decline in real property values would reduce these tax revenues. These and other factors

Legg Mason Partners New Jersey Municipals Fund	23

may affect adversely the ability of the issuers of New Jersey municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. If the fund has difficulty finding high quality New Jersey municipal securities to purchase, the amount of the fund’s income that is subject to New Jersey taxes could increase. More detailed information about the economy of New Jersey may be found in the SAI.

•

Portfolio selection risk: The portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, may be incorrect.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

For more information about the fund, please visit the fund’s website, http://www.leggmason.com/individualinvestors, select “Fixed Income” and click on the name of the fund in the dropdown menu.

24	Legg Mason Partners Funds

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of June 30, 2009, LMPFA’s total assets under management were approximately $173 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund, as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of June 30, 2009, the total assets under management of Western Asset and its supervised affiliates were approximately $485 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2009, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $657 billion.

Portfolio managers

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The fund’s portfolio managers are Joseph P. Deane, David T. Fare, S. Kenneth Leech, Stephen A. Walsh and Robert E. Amodeo. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the fund.

Messrs. Leech and Walsh are portfolio managers with Western Asset and have been employed in the capacity of portfolio managers by Western Asset for more than five years.

Legg Mason Partners New Jersey Municipals Fund	25

Mr. Amodeo has been a portfolio manager with Western Asset since 2005. Prior to that time, Mr. Amodeo was Managing Director and portfolio manager with Salomon Brothers Asset Management Inc from 1992 to 2005.

Mr. Deane has been a portfolio manager with Western Asset since 2005. Prior to that time, Mr. Deane was with Citigroup Asset Management (“CAM”) or one of its affiliates since 1972.

Mr. Fare has been a portfolio manager with Western Asset since 2005. Prior to that time, Mr. Fare was with CAM or one of its affiliates since 1989.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fee

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.50% on assets up to and including $500 million; 0.48% on assets over $500 million.

For the fiscal year ended March 31, 2009, the fund paid a management fee of 0.50% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended March 31, 2009.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees, based on annualized percentages of average daily net assets, of up to 0.15% for Class A shares; up to 0.65% for Class B shares; up to 0.70% for Class C shares; and up to 0.25% for Class FI shares.

26	Legg Mason Partners Funds

These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to distribution and/or service fees under the plan.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Legg Mason Partners New Jersey Municipals Fund	27

Choosing a class of shares to buy

Individual investors can generally invest in Class A, Class B and Class C shares. Individual investors who held Class I shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional investors and clients of eligible financial intermediaries should refer to “Institutional investors — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C shares more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year or more after purchase.

However, if you plan to invest a large amount and/or your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

28	Legg Mason Partners Funds

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors, select "Fixed Income" and click on the name of the fund in the dropdown menu.

Legg Mason Partners New Jersey Municipals Fund	29

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI shares. You may be required to provide appropriate documentation confirming your eligibility to invest in this share class. Your Service Agent may receive different compensation depending upon which class you choose.

	KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class B and Class C	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more when you redeem within 1 year of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor
Class B	• No initial sales charge • Contingent deferred sales charge declines over time • Converts to Class A after approximately 8 years • Generally higher annual expenses than Class A	None	Up to 4.50% charged when you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	0.65% of average daily net assets	Class B shares of funds sold by the distributor
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A	None	1.00% when you redeem within 1 year of purchase	0.70% of average daily net assets	Class C shares of funds sold by the distributor

30	Legg Mason Partners Funds

	KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[1]
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class I

• No initial or contingent deferred sales charge

• Only offered to Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

• Generally lower annual expenses than the other classes

		None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

Legg Mason Partners New Jersey Municipals Fund	31

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution/service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

AMOUNT OF INVESTMENT	SALES CHARGE AS A % OF OFFERING PRICE	SALES CHARGE AS A % OF NET AMOUNT INVESTED	BROKER/DEALER COMMISSION AS A % OF OFFERING PRICE
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

32	Legg Mason Partners Funds

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent, Funds Investor Services or Institutional Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Please contact your Service Agent for additional information.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

Legg Mason Partners New Jersey Municipals Fund	33

•	your spouse and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. In addition, you can include toward your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors, select “Fixed Income” and click on the name of the fund in the dropdown menu.

34	Legg Mason Partners Funds

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

YEAR AFTER PURCHASE	1ST	2ND	3RD	4TH	5TH	6TH THROUGH 8TH
Contingent deferred sales charge	4.5%	4%	3%	2%	1%	0%

LMIS will generally pay Service Agents selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell, and LMIS will retain the contingent deferred sales charges. The fund pays annual distribution/service fees of up to 0.65% of the average daily net assets of Class B shares. Service Agents receive an annual distribution/service fee of up to 0.15% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

SHARES ISSUED: AT INITIAL PURCHASE	SHARES ISSUED: ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS	SHARES ISSUED: UPON EXCHANGE FROM ANOTHER FUND SOLD BY LMIS
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C

Legg Mason Partners New Jersey Municipals Fund	35

shares they sell and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class FI shares

Class FI shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by Class FI shares serviced by them.

Class I shares

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

36	Legg Mason Partners Funds

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors, select "Fixed Income" and click on the name of the fund in the dropdown menu.

Legg Mason Partners New Jersey Municipals Fund	37

Institutional investors — eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI or Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, Class B and Class C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities with direct relationships to the fund.

Class FI shares

Class FI shares are offered to investors who invest in the fund through certain financial intermediaries.

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. However, any investor that held Class I shares prior to November 20, 2006 is permitted to make additional investments in Class I shares.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Other considerations

Financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility

38	Legg Mason Partners Funds

standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Legg Mason Partners New Jersey Municipals Fund	39

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

• Name of fund being bought

• Class of shares being bought

• Dollar amount or number of shares being bought

• Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call Funds Investor Services or Institutional Shareholder Services between 8:00 a.m. and 5:30 p.m. (Eastern time).

40	Legg Mason Partners Funds

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

• Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”).

• Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually.

• If you do not have sufficient funds in your account on a transfer date, your Service Agent, Funds Investor Services or Institutional Shareholder Services may charge you a fee.

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Legg Mason Partners New Jersey Municipals Fund	41

Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business.
Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

• If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges.

• If you bought shares directly from the fund, contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to learn which funds are available to you for exchanges.

• Not all funds offer all classes.

• Some funds are offered only in a limited number of states. Your Service Agent, Funds Investor Services or Institutional Shareholder Services will provide information about the funds offered in your state.

• Remember that an exchange is a taxable transaction.

• Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

• In most instances your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange.

• Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

42	Legg Mason Partners Funds

• For Class A, Class B and Class C exchanges, you will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans).

• Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares.

• If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective.

• The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

By telephone

Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.

Telephone exchanges may be made only between accounts that have identical registrations, and may be made on any day the New York Stock Exchange (“NYSE”) is open.

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

Legg Mason Partners New Jersey Municipals Fund	43

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

• Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually.

• Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”).

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

44	Legg Mason Partners Funds

Redeeming shares

Generally

Contact your Service Agent or, if you hold shares directly with the fund, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to redeem shares of the fund. You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic

Legg Mason Partners New Jersey Municipals Fund	45

transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

By mail

Contact your Service Agent or, if you hold your shares directly with the fund, write to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

• The fund name, the class of shares being redeemed and your account number

• The dollar amount or number of shares being redeemed

• Signature of each owner exactly as the account is registered

• Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

• Name of fund being redeemed

• Class of shares being redeemed

• Account number

46	Legg Mason Partners Funds

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50.

The following conditions apply:

• Your shares must not be represented by certificates.

• Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually.

• If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year.

• You must elect to have all dividends and distributions reinvested.

For more information, please contact your Service Agent or consult the SAI.

Legg Mason Partners New Jersey Municipals Fund	47

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, signature of each owner exactly as the account is registered (See “Redeeming shares”)

The fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the U.S. (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing redemption or exchange orders by telephone. In that case, shareholders should consider using the fund’s other redemption and exchange procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent, Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

48	Legg Mason Partners Funds

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares with a value over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Legg Mason Partners New Jersey Municipals Fund	49

Small account balances/Mandatory redemptions

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent trading of fund shares

Frequent trading in the fund’s shares increases the fund’s administrative costs associated with processing shareholder transactions. In addition, frequent trading may potentially interfere with the efficient management of the fund’s portfolio and increase the fund’s costs associated with trading the fund’s portfolio securities. Under certain circumstances, frequent trading may also dilute the returns earned on shares held by the fund’s other shareholders. The fund therefore discourages frequent purchases and redemptions by shareholders.

The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason. In particular, the Board has determined that the fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets.

50	Legg Mason Partners Funds

Under the fund’s frequent trading policy, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever the fund detects a pattern of excessive trading. The policy currently provides that the fund will use its best efforts to restrict a shareholder’s trading privileges in the fund if that shareholder has engaged in three or more “Round Trips” (defined below) during any rolling 12-month period. The restriction on the number of Round Trips may change from time to time by amendment of the frequent trading policy. The fund may determine to restrict a shareholder from making additional purchases prior to engaging in three Round Trips. However, the fund has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful to the fund. In making such a determination, the fund will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading and the amount of trading. Additionally, the fund has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the fund may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of fund shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips.

With respect to accounts where shareholder transactions are processed or records are kept by third-party intermediaries, the fund uses reasonable efforts to monitor such accounts to detect suspicious trading patterns. For any such account that is so

Legg Mason Partners New Jersey Municipals Fund	51

identified, the fund will make such further inquiries and take such other actions as shall be considered necessary or appropriate to enforce the fund’s frequent trading policy against the shareholder(s) trading through such account and, if necessary, the third-party intermediary (retirement plan administrators, securities broker/dealers, and mutual fund marketplaces) maintaining such account. The fund may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the fund that provide a substantially similar level of protection against excessive trading. Shareholders who own shares of the fund through financial intermediaries should examine any disclosures provided by the intermediaries to determine what restrictions apply to the shareholders.

Although the fund will monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, the certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

52	Legg Mason Partners Funds

Dividends, distributions and taxes

Dividends and distributions

The fund’s policy is to declare daily dividends from net investment income. Dividends from income are paid monthly. The fund generally makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income and capital gain. Unless you request otherwise, capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax, but may be subject to state or local income taxes. Exempt-interest dividends from New Jersey municipal securities will also be exempt from New Jersey state personal income tax. For other distributions, and when you redeem or exchange shares, you will generally have to pay federal income taxes, as well as any other state and local taxes. The following table summarizes the tax status to you of certain transactions related to the fund:

TRANSACTION	FEDERAL TAX STATUS	NEW JERSEY PERSONAL INCOME TAX STATUS
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year	Usually excluded from personal income tax
Exempt-interest dividends	Exempt from federal income tax	Exempt from personal income tax if from interest or gains on New Jersey municipal securities, otherwise ordinary income

Legg Mason Partners New Jersey Municipals Fund	53

TRANSACTION	FEDERAL TAX STATUS	NEW JERSEY PERSONAL INCOME TAX STATUS
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Exempt from personal income tax if from disposition of New Jersey municipal securities, otherwise ordinary income
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders is taxed at reduced rates. Some exempt interest dividends may be subject to the federal alternative minimum tax.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the fund may be subject to federal withholding tax. Most fund distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that fund distributions consist of ordinary dividends or other payments that are subject to withholding, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, ordinary dividends that are designated by the fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the fund beginning before January 1, 2010.

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends (including exempt-interest dividends) and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

54	Legg Mason Partners Funds

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value(s)every day the NYSE is open. These calculations are done as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund calculates its net asset value(s) as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities and other assets for the purposes of determining the fund’s net asset value. The valuation of the fund’s assets is generally determined in good faith in accordance with these procedures. The Board has delegated most valuation functions for the fund to the manager. The procedures adopted by the Board cover types of assets in addition to those described below.

For certain derivative securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the market price is typically determined by independent third party pricing services approved by the fund’s Board that use a variety of techniques and methodologies.

The market price for debt obligations and certain derivative securities is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use quotations from one or more brokers or may use a matrix, a formula or other method that provides an estimated value of the obligation or the security, taking into consideration, as applicable, market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

Legg Mason Partners New Jersey Municipals Fund	55

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE.

If independent third party pricing services are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund may invest in securities rated below investment grade — some of which may be thinly-traded and for which market quotations may not be readily available or may be unreliable — the fund may use fair value procedures more frequently than funds that invest primarily in securities that are more widely traded. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value procedures to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. The valuation determined under the fair value procedures represents the amount determined in good faith that the fund might reasonably expect to receive upon the current sale of a security. However, there can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Therefore, investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

In order to buy, redeem or exchange shares at a day’s price, you must place your order with your Service Agent or the transfer agent

56	Legg Mason Partners Funds

before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Legg Mason Partners New Jersey Municipals Fund	57

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI shares because no Class FI shares were outstanding for the periods shown. The returns for Class FI shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31:
CLASS A SHARES[1]	2009	2008	2007[2]	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$12.40	$12.64	$12.47	$12.49	$12.65
Income (loss) from operations:
Net investment income	0.55	0.53	0.55	0.55	0.58
Net realized and unrealized gain (loss)	(0.59)	(0.24)	0.17	(0.02)	(0.16)
Total income (loss) from operations	(0.04)	0.29	0.72	0.53	0.42
Less distributions from:
Net investment income	(0.55)	(0.53)	(0.55)	(0.55)	(0.58)
Total distributions	(0.55)	(0.53)	(0.55)	(0.55)	(0.58)
NET ASSET VALUE, END OF YEAR	$11.81	$12.40	$12.64	$12.47	$12.49
Total return[3]	(0.30)%	2.35%	5.88%	4.34%	3.38%
NET ASSETS, END OF YEAR (MILLIONS)	$218	$207	$189	$159	$177
Ratios to average net assets:
Gross expenses	0.71%	0.75%	0.75%[4]	0.77%	0.74%
Net expenses	0.71	0.75 [5]	0.74 [4,6]	0.76 [6]	0.73 [6]
Net investment income	4.58	4.25	4.37	4.45	4.61
Portfolio turnover rate	20%	15%	8%	2%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of sales charge, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.74% and 0.73%, respectively.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

58	Legg Mason Partners Funds

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31:
CLASS B SHARES[1]	2009	2008	2007[2]	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$12.40	$12.64	$12.48	$12.50	$12.66
Income (loss) from operations:
Net investment income	0.48	0.46	0.48	0.49	0.51
Net realized and unrealized gain (loss)	(0.59)	(0.24)	0.16	(0.03)	(0.16)
Total income (loss) from operations	(0.11)	0.22	0.64	0.46	0.35
Less distributions from:
Net investment income	(0.48)	(0.46)	(0.48)	(0.48)	(0.51)
Total distributions	(0.48)	(0.46)	(0.48)	(0.48)	(0.51)
NET ASSET VALUE, END OF YEAR	$11.81	$12.40	$12.64	$12.48	$12.50
Total return[3]	(0.87)%	1.77%	5.23%	3.79%	2.82%
NET ASSETS, END OF YEAR (MILLIONS)	$12	$13	$18	$24	$30
Ratios to average net assets:
Gross expenses	1.28%	1.32%	1.29%[4]	1.31%	1.29%
Net expenses	1.28	1.32 [5]	1.28 [4,6]	1.31 [6]	1.28 [6]
Net investment income	4.00	3.68	3.85	3.90	4.06
Portfolio turnover rate	20%	15%	8%	2%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 1.28% and 1.27%, respectively.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners New Jersey Municipals Fund	59

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31:
CLASS C SHARES[1]	2009	2008	2007[2]	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$12.40	$12.64	$12.48	$12.50	$12.66
Income (loss) from operations:
Net investment income	0.48	0.46	0.48	0.48	0.51
Net realized and unrealized gain (loss)	(0.59)	(0.24)	0.16	(0.02)	(0.16)
Total income (loss) from operations	(0.11)	0.22	0.64	0.46	0.35
Less distributions from:
Net investment income	(0.48)	(0.46)	(0.48)	(0.48)	(0.51)
Total distributions	(0.48)	(0.46)	(0.48)	(0.48)	(0.51)
NET ASSET VALUE, END OF YEAR	$11.81	$12.40	$12.64	$12.48	$12.50
Total return[3]	(0.87)%	1.78%	5.21%	3.74%	2.80%
NET ASSETS, END OF YEAR (MILLIONS)	$38	$28	$22	$19	$21
Ratios to average net assets:
Gross expenses	1.27%	1.31%	1.31%[4]	1.34%	1.31%
Net expenses	1.27	1.31 [5]	1.30 [4,6]	1.34 [6]	1.30 [6]
Net investment income	4.02	3.68	3.81	3.87	4.04
Portfolio turnover rate	20%	15%	8%	2%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 1.30% and 1.29%, respectively.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

60	Legg Mason Partners Funds

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009	2008[2]
NET ASSET VALUE, BEGINNING OF YEAR	$12.41	$12.62
Income (loss) from operations:
Net investment income	0.57	0.26
Net realized and unrealized loss	(0.59)	(0.21)
Total income (loss) from operations	(0.02)	0.05
Less distributions from:
Net investment income	(0.57)	(0.26)
Total distributions	(0.57)	(0.26)
NET ASSET VALUE, END OF YEAR	$11.82	$12.41
Total return[3]	(0.12)%	0.40%
NET ASSETS, END OF YEAR (000s)	$5,213	$727
Ratios to average net assets:
Gross expenses	0.53%	0.54%[4]
Net expenses	0.53	0.54 [4,5]
Net investment income	4.86	4.28 [4]
Portfolio turnover rate	20%	15%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 4, 2007 (inception date) to March 31, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

Legg Mason Partners New Jersey Municipals Fund	61

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus.]

Legg Mason Partners New Jersey Municipals Fund

You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent, Funds Investor Services or Institutional Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, or by writing to the fund at 55 Water St., New York, New York 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-4254)

FD0231 07/09

PROSPECTUS / JULY 29, 2009

Legg Mason Partners New York Municipals Fund

Class A, B, C, FI and I Shares

Class	Ticker Symbol
A	SBNYX
B	SMNBX
C	SBYLX
FI
I	SNPYX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

New York Municipals Fund

Investment objective

The fund seeks as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with prudent investing.

Fees and expenses of the fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, and in this Prospectus on page 32 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 67 under the heading “Sales Charge Waivers and Reductions.”

SHAREHOLDER FEES (paid directly from your investment)
	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	Generally, none	4.50%	1.00%	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS I
Management fees	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.15%	0.65%	0.70%	0.25%	None
Other expenses	0.04%[1]	0.09%[1]	0.06%[1]	0.23%[2]	0.03%
Total annual fund operating expenses	0.69%	1.24%	1.26%	0.98%	0.53%

[1]	For Class A, B, and C shares, “Other expenses” have been revised to reflect imposition of and/or scheduled increases in recordkeeping fees with respect to the class.

[2]	“Other expenses” for Class FI shares have been estimated because no Class FI shares were outstanding during the fund’s last fiscal year.

2	Legg Mason Partners Funds

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A (with or without redemption)	$492	$635	$792	$1,247
Class B (redemption at end of period)	$576	$696	$788	$1,362
Class B (no redemption)	$126	$396	$688	$1,362
Class C (redemption at end of period)	$228	$399	$691	$1,522
Class C (no redemption)	$128	$399	$691	$1,522
Class FI (with or without redemption)	$100	$312	$542	$1,203
Class I (with or without redemption)	$54	$170	$297	$665

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Legg Mason Partners New York Municipals Fund	3

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in “New York municipal securities.” New York municipal securities are securities the interest on which is excluded from regular federal income tax and New York State and New York City personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on New York municipal securities may be subject to the alternative minimum tax.

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, and certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam). These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, the fund may invest up to 20% of its assets in municipal securities and other investments whose interest may be subject to federal and/or New York State and New York City personal income taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

The fund focuses on investment grade bonds but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

The fund may engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

Instead of investing directly in particular securities, the fund may use derivatives that are intended to provide economic exposure to the securities or the issuer. The fund may use one or more types of these instruments to the extent consistent with its 80% policy.

4	Legg Mason Partners Funds

Certain risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

•

Market and interest rate risk: The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment also may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. The recent financial crisis has caused a significant decline in the value and liquidity of many securities.

•

Credit risk: If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative. Subordinated securities will be disproportionately affected by a default or downgrade.

•

Derivatives risk: Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund.

•

Leveraging risk: The value of your investment may be more volatile if the fund borrows or uses derivatives that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would

Legg Mason Partners New York Municipals Fund	5

otherwise have had. The fund also may have to sell assets at inopportune times to satisfy its obligations.

•

Liquidity risk: Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

•

Risk of increase in expenses: Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

•

Tax risk: The income on the fund’s municipal securities could become subject to regular federal, New York State or New York City personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

•

Prepayment or call risk: Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.

•

Extension risk: If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

•

Non-diversification risk: The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers. Also, the fund may be more volatile than a more geographically diverse fund.

6	Legg Mason Partners Funds

•

Risks associated with focusing on investments in New York municipal securities: The fund focuses its investments on New York municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers.

•

Portfolio selection risk: The value of your investment may decrease if the portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

These and other risks are discussed in more detail later in this Prospectus or in the SAI.

Please note there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its objective.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors (select “Fixed Income” and click on the name of the fund in the dropdown menu), or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Legg Mason Partners New York Municipals Fund	7

Sales charges are not reflected in the bar chart below, and if those charges were included, returns would be less than those shown.

Best quarter (ended 12/31/2000): 5.23%. Worst quarter (ended 09/30/2008): (2.69)%. The year-to-date return as of the most recent calendar quarter, which ended 06/30/2009, was 8.84%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2008)
	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION	INCEPTION DATE
Class A
Return before taxes	(7.10)%	1.17%	3.10%		01/16/1987
Return after taxes on distributions	(7.10)%	1.17%	3.10%
Return after taxes on distributions and sale of fund shares	(3.14)%	1.64%	3.31%
Other Classes (Return before taxes only)
Class B	(7.61)%	1.33%	3.12%		11/11/1994
Class C	(4.39)%	1.47%	2.96%		01/8/1993
Class I	(2.82)%	2.20%	n/a	3.56%	01/4/2001
Barclays Capital New York Municipal Bond Index	(1.92)%	2.77%	4.30%
Lipper New York Municipal Debt Funds Category Average	(8.46)%	0.72%	2.63%

The after-tax returns are shown only for Class A shares and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local

8	Legg Mason Partners Funds

taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A will vary from returns shown for Class A.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Portfolio managers

Joseph P. Deane, David T. Fare, S. Kenneth Leech, Stephen A. Walsh and Robert E. Amodeo. Mr. Deane and Mr. Fare have been portfolio managers for the fund since 1981 and 1998, respectively. Messrs. Leech, Walsh and Amodeo have been portfolio managers of the fund since 2007.

Purchase and sale of fund shares

You may purchase shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, plus any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

INVESTMENT MINIMUM INITIAL/ADDITIONAL INVESTMENT
	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS I
General	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a
Systematic Investment Plans	$50/$50	$50/$50	$50/$50	n/a	n/a
Clients of Eligible Financial Intermediaries	None/None	n/a	n/a	None/None	None/None
Institutional Investors	$1,000/$50	$1,000/$50	$1,000/$50	n/a	$1 million/None

Your financial intermediary may impose higher investment minimums.

Legg Mason Partners New York Municipals Fund	9

You may redeem shares of the fund each day the New York Stock Exchange is open. You should contact your financial intermediary, or, if you hold your shares through the fund, you should contact the fund by phone (Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432) or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504). You may also be eligible to schedule automatic redemptions of a portion of your shares.

Tax information

The fund intends to distribute income that is exempt from regular federal and New York State and New York City income taxes. A portion of the fund’s distributions may be subject to such taxes or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

10	Legg Mason Partners Funds

More on the fund’s investment strategies, investments and risks

The fund seeks as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with prudent investing.

Under normal circumstances, the fund invests at least 80% of its assets in New York municipal securities. The fund’s 80% policy may not be changed without a shareholder vote. Except for this policy, the fund’s investment objective and strategies may be changed by the Board without shareholder approval.

New York municipal securities

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, and certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam). Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

New York municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash

Legg Mason Partners New York Municipals Fund	11

needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal and New York State and New York City personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal and/or New York State and New York City personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal and New York State and New York City personal income taxes. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than New York.

Subject to the fund’s 80% policy, the fund may purchase other municipal securities whose interest is subject to federal and/or New York State and New York City personal income taxes.

12	Legg Mason Partners Funds

Maturity

The fund will normally invest in securities that have remaining maturities at the time of purchase from one to more than thirty years.

Credit quality

The fund focuses on securities rated investment grade, or, if unrated, determined to be of comparable credit quality by the subadviser. The fund may invest up to 20% of its assets in securities rated below investment grade, or, if unrated, determined to be below investment grade by the subadviser. Below investment grade securities are commonly referred to as “junk bonds.”

If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps and warrants, and may purchase other derivative instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing returns

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Legg Mason Partners New York Municipals Fund	13

Certain risks associated with the use of derivatives are discussed below. Risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. Use of derivatives and similar instruments will be subject to the fund’s policy that under normal circumstances the fund invests at least 80% of its assets in New York municipal securities.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

As noted above, instead of investing directly in particular securities, the fund may use derivatives such as futures contracts, synthetic instruments and other instruments that are intended to provide economic exposure to a security, an issuer, an index or basket of securities, or a market. The fund may use one or more types of these instruments to the extent consistent with its 80% policy.

The fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective in achieving the desired result.

The fund’s subadviser may choose not to make use of derivatives.

14	Legg Mason Partners Funds

Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to federal income tax. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.” The issuer or borrower of the security usually pays a fixed, variable or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are

Legg Mason Partners New York Municipals Fund	15

backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Credit downgrades and other credit events

Credit rating or credit quality is determined at the time of purchase of a security. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events.

Zero coupon bonds, pay-in-kind securities and deferred interest securities

Zero coupon securities pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically. However, zero coupon bonds are useful as a tool for managing duration. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form

16	Legg Mason Partners Funds

of obligations of the same type rather than cash. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Short-term investments

The fund may invest in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

Reverse repurchase agreements and other borrowings

The fund may borrow by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the

Legg Mason Partners New York Municipals Fund	17

securities at a later date and for a higher price, representing the cost to the fund for the money borrowed.

Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

Counterparties

When the fund engages in certain transactions with another party (a counterparty) relating to underlying securities, such as certain derivative transactions, when-issued, delayed delivery and forward commitment transactions, repurchase agreements and reverse repurchase agreements, the fund will be subject to the credit risk presented by the counterparty. In the event that the counterparty files for bankruptcy, becomes insolvent or defaults on its obligations to the fund, the fund may be adversely affected.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing without limit in any type of taxable money market instruments and short-term debt securities or cash without regard to any percentage limitations. The fund may hold cash uninvested and, if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, the fund would not earn income on those assets and the fund’s yield would go down. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There are also many other factors,

18	Legg Mason Partners Funds

which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Selection process

The portfolio managers select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions. In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

•	Consider the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer and its sector and interest rates

•

Identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

Legg Mason Partners New York Municipals Fund	19

More on risks of investing in the fund

•

Market and interest rate risk: The market prices of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Additionally, since many municipal securities are issued to finance similar projects, such as those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market.

When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates

20	Legg Mason Partners Funds

on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

•

Credit risk: If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by the fund or a counterparty to a financial contract with the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

The fund is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default and are considered speculative.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

•

Derivatives risk: Derivatives involve special risks and costs and may result in losses to the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities.

Legg Mason Partners New York Municipals Fund	21

Derivatives also tend to involve greater liquidity risk as discussed below.

Investments by the fund in structured securities, a type of derivative instrument, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

•

Leveraging risk: The fund may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions or reverse repurchase agreements. When the fund engages in transactions that have a leveraging effect on the fund’s portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

•

Liquidity risk: Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

•

Risk of increase in expenses: Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

22	Legg Mason Partners Funds

•

Tax risk: There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income taxes and New York State and New York City personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

•

Prepayment or call risk: Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

•

Extension risk: When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates. This may cause the fund’s share price to be more volatile.

•

Non-diversification risk: The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers. Also, the fund may be more volatile than a more geographically diverse fund.

•

Risks associated with focusing on investments in New York municipal securities: The fund focuses its investments on New York municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers. The national economic downturn has had a severe and negative impact on the State and on the City of New

Legg Mason Partners New York Municipals Fund	23

York, the heart of the financial services industry. Lending activity has slowed, resulting in a severe drop in key revenue generating activity within the finance sector. State and local governments are expected to experience a decline in revenues as rising job losses in the financial services and other sectors of the state economy result in lower collections of state and local income taxes, and as credit market conditions and rising debt default rates depress real estate activity and reduce government revenues associated with high-value commercial sector real estate transactions. These and other factors may affect adversely the ability of the issuers of New York municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. If the fund has difficulty finding high quality New York municipal securities to purchase, the amount of the fund’s income that is subject to New York taxes could increase. More detailed information about the economy of New York may be found in the SAI.

•

Portfolio selection risk: The portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, may be incorrect.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

For more information about the fund, please visit the fund’s website, http://www.leggmason.com/individualinvestors, select “Fixed Income” and click on the name of the fund in the dropdown menu.

24	Legg Mason Partners Funds

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of June 30, 2009, LMPFA’s total assets under management were approximately $173 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of June 30, 2009, the total assets under management of Western Asset and its supervised affiliates were approximately $485 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2009, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $657 billion.

Portfolio managers

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The fund’s portfolio managers are Joseph P. Deane, David T. Fare, S. Kenneth Leech, Stephen A. Walsh and Robert E. Amodeo. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the fund.

Messrs. Leech and Walsh are portfolio managers with Western Asset and have been employed in the capacity of portfolio managers by Western Asset for more than five years.

Legg Mason Partners New York Municipals Fund	25

Mr. Amodeo has been a portfolio manager with Western Asset since 2005. Prior to that time, Mr. Amodeo was Managing Director and portfolio manager with Salomon Brothers Asset Management Inc from 1992 to 2005.

Mr. Deane has been a portfolio manager with Western Asset since 2005. Prior to that time, Mr. Deane was with Citigroup Asset Management (“CAM”) or one of its affiliates since 1972.

Mr. Fare has been a portfolio manager with Western Asset since 2005. Prior to that time, Mr. Fare was with CAM or one of its affiliates since 1989.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fee

The fund pays a management fee at an annual rate equal to 0.50% of the fund’s average daily net assets.

For the fiscal year ended March 31, 2009, the fund paid a management fee of 0.50% of the fund’s average daily net assets for management services, after waivers and reimbursements.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended March 31, 2009.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees, based on annualized percentages of average daily net assets, of up to 0.15% for Class A shares; up to 0.65% for Class B shares; up to 0.70% for Class C shares; and up to 0.25% for Class FI shares. These fees are an ongoing expense and, over time, will increase the

26	Legg Mason Partners Funds

cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to distribution and/or service fees under the plan.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Legg Mason Partners New York Municipals Fund	27

Choosing a class of shares to buy

Individual investors can generally invest in Class A, Class B and Class C shares. Individual investors who held Class I shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional investors and clients of eligible financial intermediaries should refer to “Institutional investors —eligible investors” below for a description of the classes available to them.

Each class has different sales charges and expenses, allowing you to choose the class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C shares more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year or more after purchase.

However, if you plan to invest a large amount and/or your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

28	Legg Mason Partners Funds

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors, select “Fixed Income” and click on the name of the fund in the dropdown menu.

Legg Mason Partners New York Municipals Fund	29

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI shares. You may be required to provide appropriate documentation confirming your eligibility to invest in this share class. Your Service Agent may receive different compensation depending upon which class you choose.

	KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class B and Class C	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more when you redeem within 1 year of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor
Class B	• No initial sales charge • Contingent deferred sales charge declines over time • Converts to Class A after approximately 8 years • Generally higher annual expenses than Class A	None	Up to 4.50% charged when you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	0.65% of average daily net assets	Class B shares of funds sold by the distributor
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A	None	1.00% when you redeem within 1 year of purchase	0.70% of average daily net assets	Class C shares of funds sold by the distributor

30	Legg Mason Partners Funds

	KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[1]
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class I

• No initial or contingent deferred sales charge

• Only offered to Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

• Generally lower annual expenses than the other classes

		None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

Legg Mason Partners New York Municipals Fund	31

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution/service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

AMOUNT OF INVESTMENT	SALES CHARGE AS A % OF OFFERING PRICE	SALES CHARGE AS A % OF NET AMOUNT INVESTED	BROKER/DEALER COMMISSION AS A % OF OFFERING PRICE
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of

32	Legg Mason Partners Funds

the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent, Funds Investor Services or Institutional Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Please contact your Service Agent for additional information.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase, and any capital

Legg Mason Partners New York Municipals Fund	33

appreciation on those shares. In addition, you can include toward your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors, select “Fixed Income” and click on the name of the fund in the dropdown menu.

34	Legg Mason Partners Funds

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

YEAR AFTER PURCHASE	1ST	2ND	3RD	4TH	5TH	6TH THROUGH 8TH
Contingent deferred sales charge	4.5%	4%	3%	2%	1%	0%

LMIS will generally pay Service Agents selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell, and LMIS will retain the contingent deferred sales charges. The fund pays annual distribution/service fees of up to 0.65% of the average daily net assets of Class B shares. Service Agents (other than as described below) receive an annual distribution/service fee of up to 0.15% of the average daily net assets represented by the Class B shares serviced by them.

Certain Service Agents may pay a commission of up to 4.00% of the purchase price of the Class B shares sold by its agents and will retain the contingent deferred sales charges paid upon certain redemptions. Such Service Agents will receive any service/distribution fees paid on all shares held by their clients.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

SHARES ISSUED: AT INITIAL PURCHASE	SHARES ISSUED: ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS	SHARES ISSUED: UPON EXCHANGE FROM ANOTHER FUND SOLD BY LMIS
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Legg Mason Partners New York Municipals Fund	35

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class FI shares

Class FI shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by Class FI shares serviced by them.

Class I shares

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

36	Legg Mason Partners Funds

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors, select “Fixed Income” and click on the name of the fund in the dropdown menu.

Legg Mason Partners New York Municipals Fund	37

Institutional investors — eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI or Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, Class B and Class C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities with direct relationships to the fund.

Class FI shares

Class FI shares are offered to investors who invest in the fund through certain financial intermediaries.

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. However, any investor that held Class I shares prior to November 20, 2006 is permitted to make additional investments in Class I shares.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Other considerations

Financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility

38	Legg Mason Partners Funds

standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Legg Mason Partners New York Municipals Fund	39

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

• Name of fund being bought

• Class of shares being bought

• Dollar amount or number of shares being bought

• Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address.

Enclose a check to pay for the shares.

For more information, please call Funds Investor Services or Institutional Shareholder Services between 8:00 a.m. and 5:30 p.m. (Eastern time).

40	Legg Mason Partners Funds

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

• Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”).

• Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually.

• If you do not have sufficient funds in your account on a transfer date, your Service Agent, Funds Investor Services or Institutional Shareholder Services may charge you a fee.

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Legg Mason Partners New York Municipals Fund	41

Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business.
Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

• If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges.

• If you bought shares directly from the fund, contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to learn which funds are available to you for exchanges.

• Not all funds offer all classes.

• Some funds are offered only in a limited number of states. Your Service Agent, Funds Investor Services or Institutional Shareholder Services will provide information about the funds offered in your state.

• Remember that an exchange is a taxable transaction.

• Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

• In most instances your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange.

• Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

42	Legg Mason Partners Funds

• For Class A, Class B and Class C exchanges, you will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans).

• Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares.

• If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective.

• The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

By telephone

Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.

Telephone exchanges may be made only between accounts that have identical registrations, and may be made on any day the New York Stock Exchange (“NYSE”) is open.

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

Legg Mason Partners New York Municipals Fund	43

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

• Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually.

• Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”).

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

44	Legg Mason Partners Funds

Redeeming shares

Generally

Contact your Service Agent or, if you hold shares directly with the fund, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to redeem shares of the fund. You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new

Legg Mason Partners New York Municipals Fund	45

written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

By mail

Contact your Service Agent or, if you hold your shares directly with the fund, write to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

• The fund name, the class of shares being redeemed and your account number

• The dollar amount or number of shares being redeemed

• Signature of each owner exactly as the account is registered

• Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

• Name of fund being redeemed

• Class of shares being redeemed

• Account number

46	Legg Mason Partners Funds

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50.

The following conditions apply:

• Your shares must not be represented by certificates.

• Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually.

• If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year.

• You must elect to have all dividends and distributions reinvested.

For more information, please contact your Service Agent or consult the SAI.

Legg Mason Partners New York Municipals Fund	47

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, signature of each owner exactly as the account is registered (See “Redeeming shares”)

The fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the U.S. (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing redemption or exchange orders by telephone. In that case, shareholders should consider using the fund’s other redemption and exchange procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent, Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

48	Legg Mason Partners Funds

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares with a value over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Legg Mason Partners New York Municipals Fund	49

Small account balances/Mandatory redemptions

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent trading of fund shares

Frequent trading in the fund’s shares increases the fund’s administrative costs associated with processing shareholder transactions. In addition, frequent trading may potentially interfere with the efficient management of the fund’s portfolio and increase the fund’s costs associated with trading the fund’s portfolio securities. Under certain circumstances, frequent trading may also dilute the returns earned on shares held by the fund’s other shareholders. The fund therefore discourages frequent purchases and redemptions by shareholders.

The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason. In particular, the Board has determined that the fund is not designed

50	Legg Mason Partners Funds

to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets.

Under the fund’s frequent trading policy, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever the fund detects a pattern of excessive trading. The policy currently provides that the fund will use its best efforts to restrict a shareholder’s trading privileges in the fund if that shareholder has engaged in three or more “Round Trips” (defined below) during any rolling 12-month period. The restriction on the number of Round Trips may change from time to time by amendment of the frequent trading policy. The fund may determine to restrict a shareholder from making additional purchases prior to engaging in three round trips. However, the fund has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful to the fund. In making such a determination, the fund will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading and the amount of trading. Additionally, the fund has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the fund may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of fund shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips.

With respect to accounts where shareholder transactions are processed or records are kept by third-party intermediaries, the

Legg Mason Partners New York Municipals Fund	51

fund uses reasonable efforts to monitor such accounts to detect suspicious trading patterns. For any such account that is so identified, the fund will make such further inquiries and take such other actions as shall be considered necessary or appropriate to enforce the fund’s frequent trading policy against the shareholder(s) trading through such account and, if necessary, the third-party intermediary (retirement plan administrators, securities broker/dealers, and mutual fund marketplaces) maintaining such account. The fund may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the fund that provide a substantially similar level of protection against excessive trading. Shareholders who own shares of the fund through financial intermediaries should examine any disclosures provided by the intermediaries to determine what restrictions apply to the shareholders.

Although the fund will monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, the certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

52	Legg Mason Partners Funds

Dividends, distributions and taxes

Dividends and distributions

The fund pays dividends each month from its net investment income. The fund generally makes distributions of both short-term and long-term capital gains, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Unless you request otherwise, capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax, but may be subject to state or local income taxes. Exempt-interest dividends from New York municipal securities will also be exempt from New York State and New York City personal income tax. For other distributions, and when you redeem or exchange shares, you will generally have to pay federal income taxes, as well as any other state and local taxes.

The following table summarizes the tax status to you of certain transactions related to the fund:

TRANSACTION	FEDERAL TAX STATUS	NEW YORK PERSONAL INCOME TAX STATUS
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year	Usually capital gain or loss; long-term only if shares owned more than one year

Legg Mason Partners New York Municipals Fund	53

TRANSACTION	FEDERAL TAX STATUS	NEW YORK PERSONAL INCOME TAX STATUS
Exempt-interest dividends	Exempt from federal income tax	Exempt from personal income taxes if from interest on New York municipals securities
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund may realize capital gains on the sale of its securities or on transactions in futures contracts or other derivative instruments. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders is taxed at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax.

You may want to avoid buying shares when the fund is about to declare a taxable dividend or a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the fund may be subject to federal withholding tax. Most fund distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that fund distributions consist of ordinary dividends or other payments that are subject to withholding, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, ordinary dividends that are designated by the fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such

54	Legg Mason Partners Funds

withholding for taxable years of the fund beginning before January 1, 2010.

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends (including exempt-interest dividends) and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Legg Mason Partners New York Municipals Fund	55

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value(s) every day the NYSE is open. These calculations are done as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund calculates its net asset value(s) as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities and other assets for the purposes of determining the fund’s net asset value. The valuation of the fund’s assets is generally determined in good faith in accordance with these procedures. The Board has delegated most valuation functions for the fund to the manager. The procedures adopted by the Board cover types of assets in addition to those described below.

For certain derivative securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the market price is typically determined by independent third party pricing services approved by the fund’s Board that use a variety of techniques and methodologies.

The market price for debt obligations and certain derivative securities is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use quotations from one or more brokers or may use a matrix, a formula or other method that provides an estimated value of the obligation or the security, taking into consideration, as applicable, market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

56	Legg Mason Partners Funds

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE.

If independent third party pricing services are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund may invest in securities rated below investment grade — some of which may be thinly-traded and for which market quotations may not be readily available or may be unreliable — the fund may use fair value procedures more frequently than funds that invest primarily in securities that are more widely traded. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value procedures to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. The valuation determined under the fair value procedures represents the amount determined in good faith that the fund might reasonably expect to receive upon the current sale of a security. However, there can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Therefore, investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

In order to buy, redeem or exchange shares at a day’s price, you must place your order with your Service Agent or the transfer

Legg Mason Partners New York Municipals Fund	57

agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

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Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI shares because no Class FI shares were outstanding for the periods shown. The returns for Class FI shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31:
CLASS A SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$13.11	$13.19	$13.14	$13.28	$13.57
Income (loss) from operations:
Net investment income	0.58	0.57	0.58	0.57	0.60
Net realized and unrealized gain (loss)	(0.22)	(0.08)	0.05	(0.14)	(0.30)
Total income from operations	0.36	0.49	0.63	0.43	0.30
Less distributions from:
Net investment income	(0.57)	(0.57)	(0.58)	(0.57)	(0.59)
Total distributions	(0.57)	(0.57)	(0.58)	(0.57)	(0.59)
NET ASSET VALUE, END OF YEAR	$12.90	$13.11	$13.19	$13.14	$13.28
Total return[2]	2.89%	3.79%	4.86%	3.29%	2.28%
NET ASSETS, END OF YEAR (MILLIONS)	$640	$631	$663	$527	$578
Ratios to average net assets:
Gross expenses	0.68%	0.72%	0.69%[3]	0.70%	0.70%
Net expenses[4]	0.68 [5]	0.67 [5,6]	0.67 [3,5,7]	0.67 [7]	0.69 [7]
Net investment income	4.50	4.36	4.40	4.36	4.43
Portfolio turnover rate	31%	21%	7%	0%[8]	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charge, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.68% and 0.66%, respectively.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Effective March 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit annual operating expenses to 0.68% for Class A shares until August 1, 2008.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[7]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 0.85%.

[8]	Amount represents less than 0.50%.

Legg Mason Partners New York Municipals Fund	59

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31:
CLASS B SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$13.11	$13.19	$13.14	$13.28	$13.57
Income (loss) from operations:
Net investment income	0.51	0.50	0.51	0.50	0.52
Net realized and unrealized gain (loss)	(0.22)	(0.09)	0.05	(0.15)	(0.29)
Total income from operations	0.29	0.41	0.56	0.35	0.23
Less distributions from:
Net investment income	(0.50)	(0.49)	(0.51)	(0.49)	(0.52)
Total distributions	(0.50)	(0.49)	(0.51)	(0.49)	(0.52)
NET ASSET VALUE, END OF YEAR	$12.90	$13.11	$13.19	$13.14	$13.28
Total return[2]	2.35%	3.18%	4.32%	2.71%	1.72%
NET ASSETS, END OF YEAR (MILLIONS)	$30	$42	$56	$71	$94
Ratios to average net assets:
Gross expenses	1.22%	1.26%	1.21%[3]	1.23%	1.23%
Net expenses	1.22	1.26 [4]	1.20 [3,5,6]	1.23 [5,6]	1.22 [5,6]
Net investment income	3.96	3.77	3.89	3.80	3.89
Portfolio turnover rate	31%	21%	7%	0%[7]	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 1.20% and 1.19%, respectively.

[4]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 1.35%.

[7]	Amount represents less than 0.50%.

60	Legg Mason Partners Funds

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31:
CLASS C SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$13.10	$13.18	$13.13	$13.27	$13.56
Income (loss) from operations:
Net investment income	0.50	0.49	0.50	0.50	0.52
Net realized and unrealized gain (loss)	(0.21)	(0.08)	0.05	(0.15)	(0.29)
Total income from operations	0.29	0.41	0.55	0.35	0.23
Less distributions from:
Net investment income	(0.50)	(0.49)	(0.50)	(0.49)	(0.52)
Total distributions	(0.50)	(0.49)	(0.50)	(0.49)	(0.52)
NET ASSET VALUE, END OF YEAR	$12.89	$13.10	$13.18	$13.13	$13.27
Total return[2]	2.31%	3.16%	4.27%	2.69%	1.69%
NET ASSETS, END OF YEAR (MILLIONS)	$75	$48	$39	$37	$42
Ratios to average net assets:
Gross expenses	1.24%	1.28%	1.25%[3]	1.26%	1.26%
Net expenses	1.24	1.28 [4]	1.24 [3,5,6]	1.26 [5,6]	1.25 [5,6]
Net investment income	3.95	3.74	3.84	3.77	3.86
Portfolio turnover rate	31%	21%	7%	0%[7]	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 1.24% and 1.23%, respectively.

[4]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.40%.

[7]	Amount represents less than 0.50%.

Legg Mason Partners New York Municipals Fund	61

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31:
CLASS I SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$13.10	$13.18	$13.14	$13.27	$13.57
Income (loss) from operations:
Net investment income	0.60	0.59	0.60	0.59	0.62
Net realized and unrealized gain (loss)	(0.22)	(0.08)	0.04	(0.14)	(0.30)
Total income from operations	0.38	0.51	0.64	0.45	0.32
Less distributions from:
Net investment income	(0.59)	(0.59)	(0.60)	(0.58)	(0.62)
Total distributions	(0.59)	(0.59)	(0.60)	(0.58)	(0.62)
NET ASSET VALUE, END OF YEAR	$12.89	$13.10	$13.18	$13.14	$13.27
Total return[2]	3.05%	3.94%	4.93%	3.52%	2.38%
NET ASSETS, END OF YEAR (MILLIONS)	$10	$5	$4	$4	$4
Ratios to average net assets:
Gross expenses	0.53%	0.56%	0.53%[3]	0.53%	0.54%
Net expenses[4]	0.52 [5]	0.52 [5,6]	0.53 [3,5,7]	0.53 [7]	0.53 [7]
Net investment income	4.66	4.49	4.55	4.51	4.59
Portfolio turnover rate	31%	21%	7%	0%[8]	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.52% and 0.52%, respectively.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Effective March 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.52% for Class I shares until August 1, 2008.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[7]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.70%.

[8]	Amount represents less than 0.50%

62	Legg Mason Partners Funds

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus]

Legg Mason Partners New York Municipals Fund

You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent, Funds Investor Services or Institutional Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, or by writing to the fund at 55 Water St., New York, New York 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-4254)

FD 0604 07/09

PROSPECTUS / JULY 29, 2009

Legg Mason Partners Pennsylvania Municipals Fund

Class A, B, C, FI and I Shares

Class	Ticker Symbol
A	SBPAX
B	SBPBX
C	SPALX
FI
I	LPPIX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Pennsylvania Municipals Fund

Investment objective

The fund seeks as high a level of income exempt from regular federal income tax and Pennsylvania personal income taxes as is consistent with prudent investing.

Fees and expenses of the fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, and in this Prospectus on page 32 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 67 under the heading “Sales Charge Waivers and Reductions.”

SHAREHOLDER FEES (paid directly from your investment)
	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	Generally, none	4.50%	1.00%	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS I
Management fees	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution and service (12b-1) fees	0.15%	0.65%	0.70%	0.25%	None
Other expenses	0.10%[1]	0.21%[1,2]	0.11%[1]	0.28%[3]	0.26%[2]
Total annual fund operating expenses	0.70%	1.31%	1.26%	0.98%	0.71%

[1]	For Class A, B, and C shares, “Other expenses” have been revised to reflect imposition of and/or scheduled increases in recordkeeping fees with respect to the class.

[2]	For Class B and Class I shares, “Other expenses” have been revised to reflect current transfer agency fees with respect to each class.

[3]	“Other expenses” for Class FI shares have been estimated because no Class FI shares were outstanding during the fund’s last fiscal year.

2	Legg Mason Partners Funds

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A (with or without redemption)	$493	$638	$797	$1,258
Class B (redemption at end of period)	$583	$718	$825	$1,424
Class B (no redemption)	$133	$418	$725	$1,424
Class C (redemption at end of period)	$228	$399	$691	$1,522
Class C (no redemption)	$128	$399	$691	$1,522
Class FI (with or without redemption)	$100	$312	$542	$1,203
Class I (with or without redemption)	$73	$228	$396	$882

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in “Pennsylvania municipal securities.” Pennsylvania municipal securities are securities the interest on which is excluded from regular federal income tax and Pennsylvania state income tax. The fund’s 80% policy may not be changed without a

Legg Mason Partners Pennsylvania Municipals Fund	3

shareholder vote. Interest on Pennsylvania municipal securities may be subject to the alternative minimum tax.

Pennsylvania municipal securities include debt obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and public authorities, and certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam). These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, the fund may invest up to 20% of its assets in municipal securities and other investments whose interest may be subject to federal and/or Pennsylvania state personal income taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

The fund focuses on investment grade bonds but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

The fund may engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

Instead of investing directly in particular securities, the fund may use derivatives that are intended to provide economic exposure to the securities or the issuer. The fund may use one or more types of these instruments to the extent consistent with its 80% policy.

Certain risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as

4	Legg Mason Partners Funds

well as other similar investments. The following is a summary description of certain risks of investing in the fund.

•

Market and interest rate risk: The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment also may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. The recent financial crisis has caused a significant decline in the value and liquidity of many securities.

•

Credit risk: If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative. Subordinated securities will be disproportionately affected by a default or downgrade.

•

Derivatives risk: Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund.

•

Leveraging risk: The value of your investment may be more volatile if the fund borrows or uses derivatives that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund also may have to sell assets at inopportune times to satisfy its obligations.

•	Liquidity risk: Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the fund is

Legg Mason Partners Pennsylvania Municipals Fund	5

forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

•

Risk of increase in expenses: Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

•

Tax risk: The income on the fund’s municipal securities could become subject to regular federal or Pennsylvania state personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

•

Prepayment or call risk: Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.

•

Extension risk: If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

•

Non-diversification risk: The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers. Also, the fund may be more volatile than a more geographically diverse fund.

•

Risks associated with focusing on investments in Pennsylvania municipal securities: The fund focuses its investments on Pennsylvania municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Pennsylvania municipal issuers.

6	Legg Mason Partners Funds

•

Portfolio selection risk: The value of your investment may decrease if the portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

These and other risks are discussed in more detail later in this Prospectus or in the SAI.

Please note there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its objective.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors (select “Fixed Income” and click on the name of the fund in the dropdown menu), or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Legg Mason Partners Pennsylvania Municipals Fund	7

Sales charges are not reflected in the bar chart below, and if those charges were included, returns would be less than those shown.

Best quarter (ended 12/31/2000): 5.08%. Worst quarter (ended 09/30/2008): (2.88)%. The year-to-date return as of the most recent calendar quarter, which ended 06/30/2009, was 7.12%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2008)
	1 YEAR	5 YEARS	10 YEARS
Class A
Return before taxes	(6.88)%	1.63%	3.30%
Return after taxes on distributions	(6.88)%	1.63%	3.30%
Return after taxes on distributions and sale of fund shares	(3.05)%	2.04%	3.50%
Other Classes (Return before taxes only)
Class B	(7.53)%	1.79%	3.32%
Class C	(4.20)%	1.94%	3.15%
Barclays Capital Pennsylvania Municipal Bond Index	(0.73)%	3.07%	4.45%
Lipper Pennsylvania Municipal Debt Funds Category Average	(9.55)%	0.53%	2.49%

The after-tax returns are shown only for Class A shares and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A will vary from returns shown for Class A.

Investment manager

Legg Mason Partners Fund Advisor, LLC

8	Legg Mason Partners Funds

Subadviser

Western Asset Management Company

Portfolio managers

Joseph P. Deane, David T. Fare, S. Kenneth Leech, Stephen A. Walsh and Robert E. Amodeo. Mr. Deane and Mr. Fare have been portfolio managers for the fund since 1999 and 2004, respectively. Messrs. Leech, Walsh and Amodeo have been portfolio managers of the fund since 2007.

Purchase and sale of fund shares

You may purchase shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, plus any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

INVESTMENT MINIMUM INITIAL/ADDITIONAL INVESTMENT
	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS I
General	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a
Systematic Investment Plans	$50/$50	$50/$50	$50/$50	n/a	n/a
Clients of Eligible Financial Intermediaries	None/None	n/a	n/a	None/None	None/None
Institutional Investors	$1,000/$50	$1,000/$50	$1,000/$50	n/a	$1 million/None

Your financial intermediary may impose higher investment minimums.

You may redeem shares of the fund each day the New York Stock Exchange is open. You should contact your financial intermediary, or, if you hold your shares through the fund, you should contact the fund by phone (Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432) or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504). You may also be eligible to schedule automatic redemptions of a portion of your shares.

Legg Mason Partners Pennsylvania Municipals Fund	9

Tax information

The fund intends to distribute income that is exempt from regular federal and Pennsylvania income taxes. A portion of the fund’s distributions may be subject to such taxes or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

10	Legg Mason Partners Funds

More on the fund’s investment strategies, investments and risks

The fund seeks as high a level of income exempt from regular federal income tax and Pennsylvania personal income taxes as is consistent with prudent investing.

Under normal circumstances, the fund invests at least 80% of its assets in Pennsylvania municipal securities. The fund’s 80% policy may not be changed without a shareholder vote. Except for this policy, the fund’s investment objective and strategies may be changed by the Board without shareholder approval.

Pennsylvania municipal securities

Pennsylvania municipal securities include debt obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and public authorities, and certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam). Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Pennsylvania municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and

Legg Mason Partners Pennsylvania Municipals Fund	11

may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases, payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal and Pennsylvania state personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal and/or Pennsylvania state personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal and Pennsylvania state personal income taxes. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than Pennsylvania.

12	Legg Mason Partners Funds

Subject to the fund’s 80% policy, the fund may purchase other municipal securities whose interest is subject to federal and/or Pennsylvania state personal income taxes.

Maturity

The fund will normally invest in securities that have remaining maturities at the time of purchase from one to more than thirty years.

Credit quality

The fund focuses on securities rated investment grade, or, if unrated, determined to be of comparable credit quality by the subadviser. The fund may invest up to 20% of its assets in securities rated below investment grade, or, if unrated, determined to be below investment grade by the subadviser. Below investment grade securities are commonly referred to as “junk bonds.”

If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps and warrants, and may purchase other derivative instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing returns

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex

Legg Mason Partners Pennsylvania Municipals Fund	13

and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Certain risks associated with the use of derivatives are discussed below. Risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. Use of derivatives and similar instruments will be subject to the fund’s policy that under normal circumstances the fund invests at least 80% of its assets in Pennsylvania municipal securities.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

As noted above, instead of investing directly in particular securities, the fund may use derivatives such as futures contracts, synthetic instruments and other instruments that are intended to provide economic exposure to a security, an issuer, an index or basket of securities, or a market. The fund may use one or more types of these instruments to the extent consistent with its 80% policy.

The fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective in achieving the desired result.

The fund’s subadviser may choose not to make use of derivatives.

14	Legg Mason Partners Funds

Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to federal income tax. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.” The issuer or borrower of the security usually pays a fixed, variable or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in

Legg Mason Partners Pennsylvania Municipals Fund	15

some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Credit downgrades and other credit events

Credit rating or credit quality is determined at the time of purchase of a security. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events.

Zero coupon bonds, pay-in-kind securities and deferred interest securities

Zero coupon securities pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically. However, zero coupon bonds are useful as a tool for managing duration. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form

16	Legg Mason Partners Funds

of obligations of the same type rather than cash. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Short-term investments

The fund may invest in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

Reverse repurchase agreements and other borrowings

The fund may borrow by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed.

Legg Mason Partners Pennsylvania Municipals Fund	17

Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

Counterparties

When the fund engages in certain transactions with another party (a counterparty) relating to underlying securities, such as certain derivative transactions, when-issued, delayed delivery and forward commitment transactions, repurchase agreements and reverse repurchase agreements, the fund will be subject to the credit risk presented by the counterparty. In the event that the counterparty files for bankruptcy, becomes insolvent or defaults on its obligations to the fund, the fund may be adversely affected.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing without limit in any type of taxable money market instruments and short-term debt securities or cash without regard to any percentage limitations. The fund may hold cash uninvested and, if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, the fund would not earn income on those assets and the fund’s yield would go down. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There are also many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

18	Legg Mason Partners Funds

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Selection process

The portfolio managers select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions. In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

•	Consider the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer and its sector and interest rates

•

Identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund

•

Market and interest rate risk: The market prices of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in

Legg Mason Partners Pennsylvania Municipals Fund	19

the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Additionally, since many municipal securities are issued to finance similar projects, such as those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market.

When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

20	Legg Mason Partners Funds

•

Credit risk: If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by the fund or a counterparty to a financial contract with the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

The fund is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default and are considered speculative.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

•

Derivatives risk: Derivatives involve special risks and costs and may result in losses to the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk as discussed below.

Investments by the fund in structured securities, a type of derivative instrument, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Legg Mason Partners Pennsylvania Municipals Fund	21

•

Leveraging risk: The fund may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions or reverse repurchase agreements. When the fund engages in transactions that have a leveraging effect on the fund’s portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

•

Liquidity risk: Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

•

Risk of increase in expenses: Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

•

Tax risk: There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income taxes and Pennsylvania state personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

22	Legg Mason Partners Funds

•

Prepayment or call risk: Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

•

Extension risk: When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates. This may cause the fund’s share price to be more volatile.

•

Non-diversification risk: The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers. Also, the fund may be more volatile than a more geographically diverse fund.

•

Risks associated with focusing on investments in Pennsylvania municipal securities: The fund focuses its investments on Pennsylvania municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Pennsylvania municipal issuers. The national economic crisis and a recession in the housing sector have adversely affected Pennsylvania’s economy. State revenues are substantially below projections, and the Commonwealth has had to implement several rounds of budget cuts and take other measures to reduce the budget deficit. If the financial crisis continues to reduce personal income and employment rates, Pennsylvania state tax revenues will decline further. State assistance to local governments could be cut back. Municipalities

Legg Mason Partners Pennsylvania Municipals Fund	23

in the Commonwealth also depend on real estate taxes to meet funding needs, and declines in real property values reduce these tax revenues. These and other factors may affect adversely the ability of the issuers of Pennsylvania municipal securities to make required payments of interest and principal as well as the market value and marketability of municipal securities held by the fund. If the fund has difficulty finding high quality Pennsylvania municipal securities to purchase, the amount of the fund’s income that is subject to Pennsylvania taxes could increase. More detailed information about the economy of Pennsylvania may be found in the SAI.

•

Portfolio selection risk: The portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, may be incorrect.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

For more information about the fund, please visit the fund’s website, http://www.leggmason.com/individualinvestors, select “Fixed Income” and click on the name of the fund in the dropdown menu.

24	Legg Mason Partners Funds

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of June 30, 2009, LMPFA’s total assets under management were approximately $173 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund, as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of June 30, 2009, the total assets under management of Western Asset and its supervised affiliates were approximately $485 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2009, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $657 billion.

Portfolio managers

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The fund’s portfolio managers are Joseph P. Deane, David T. Fare, S. Kenneth Leech, Stephen A. Walsh and Robert E. Amodeo. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the fund.

Messrs. Leech and Walsh are portfolio managers with Western Asset and have been employed in the capacity of portfolio managers by Western Asset for more than five years.

Legg Mason Partners Pennsylvania Municipals Fund	25

Mr. Amodeo has been a portfolio manager with Western Asset since 2005. Prior to that time, Mr. Amodeo was Managing Director and portfolio manager with Salomon Brothers Asset Management Inc from 1992 to 2005.

Mr. Deane has been a portfolio manager with Western Asset since 2005. Prior to that time, Mr. Deane was with Citigroup Asset Management (“CAM”) or one of its affiliates since 1972.

Mr. Fare has been a portfolio manager with Western Asset since 2005. Prior to that time, Mr. Fare was with CAM or one of its affiliates since 1989.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fee

The fund pays a management fee at an annual rate equal to 0.45% of the fund’s average daily net assets.

For the fiscal year ended March 31, 2009, the fund paid a management fee of 0.45% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended March 31, 2009.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees, based on annualized percentages of average daily net assets, of up to 0.15% for Class A shares; up to 0.65% for Class B shares; up to 0.70% for Class C shares; and up to 0.25% for Class FI shares. These fees are an ongoing expense and, over time, will increase

26	Legg Mason Partners Funds

the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to distribution and/or service fees under the plan.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Legg Mason Partners Pennsylvania Municipals Fund	27

Choosing a class of shares to buy

Individual investors can generally invest in Class A, Class B and Class C shares. Individual investors who held Class I shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional investors and clients of eligible financial intermediaries should refer to “Institutional investors – eligible investors” below for a description of the classes available to them.

Each class has different sales charges and expenses, allowing you to choose the class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C shares more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year or more after purchase.

However, if you plan to invest a large amount and/or your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

28	Legg Mason Partners Funds

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors, select “Fixed Income” and click on the name of the fund in the dropdown menu.

Legg Mason Partners Pennsylvania Municipals Fund	29

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI shares. You may be required to provide appropriate documentation confirming your eligibility to invest in this share class. Your Service Agent may receive different compensation depending upon which class you choose.

	KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class B and Class C	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more when you redeem within 1 year of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor
Class B	• No initial sales charge • Contingent deferred sales charge declines over time • Converts to Class A after approximately 8 years • Generally higher annual expenses than Class A	None	Up to 4.50% charged when you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	0.65% of average daily net assets	Class B shares of funds sold by the distributor
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A	None	1.00% when you redeem within 1 year of purchase	0.70% of average daily net assets	Class C shares of funds sold by the distributor

30	Legg Mason Partners Funds

	KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[1]
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class I

• No initial or contingent deferred sales charge

• Only offered to Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

• Generally lower annual expenses than the other classes

		None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

Legg Mason Partners Pennsylvania Municipals Fund	31

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution/service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

AMOUNT OF INVESTMENT	SALES CHARGE AS A % OF OFFERING PRICE	SALES CHARGE AS A % OF NET AMOUNT INVESTED	BROKER/DEALER COMMISSION AS A % OF OFFERING PRICE
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

32	Legg Mason Partners Funds

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent, Funds Investor Services or Institutional Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Please contact your Service Agent for additional information.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse and children under the age of 21

Legg Mason Partners Pennsylvania Municipals Fund	33

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. In addition, you can include toward your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors, select “Fixed Income” and click on the name of the fund in the dropdown menu.

34	Legg Mason Partners Funds

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

YEAR AFTER PURCHASE	1ST	2ND	3RD	4TH	5TH	6TH THROUGH 8TH
Contingent deferred sales charge	4.5%	4%	3%	2%	1%	0%

LMIS will generally pay Service Agents selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell, and LMIS will retain the contingent deferred sales charges. The fund pays annual distribution/service fees of up to 0.65% of the average daily net assets of Class B shares. Service Agents receive an annual distribution/service fee of up to 0.15% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

SHARES ISSUED: AT INITIAL PURCHASE	SHARES ISSUED: ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS	SHARES ISSUED: UPON EXCHANGE FROM ANOTHER FUND SOLD BY LMIS
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell and LMIS will retain the contingent deferred sales

Legg Mason Partners Pennsylvania Municipals Fund	35

charges and an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class FI shares

Class FI shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by Class FI shares serviced by them.

Class I shares

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

36	Legg Mason Partners Funds

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors, select “Fixed Income” and click on the name of the fund in the dropdown menu.

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Institutional investors – eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI or Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, Class B and Class C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities with direct relationships to the fund.

Class FI shares

Class FI shares are offered to investors who invest in the fund through certain financial intermediaries.

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. However, any investor that held Class I shares prior to November 20, 2006 is permitted to make additional investments in Class I shares.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Other considerations

Financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility

38	Legg Mason Partners Funds

standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Legg Mason Partners Pennsylvania Municipals Fund	39

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

• Name of fund being bought

• Class of shares being bought

• Dollar amount or number of shares being bought

• Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call Funds Investor Services or Institutional Shareholder Services between 8:00 a.m. and 5:30 p.m. (Eastern time).

40	Legg Mason Partners Funds

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

• Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”).

• Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually.

• If you do not have sufficient funds in your account on a transfer date, your Service Agent, Funds Investor Services or Institutional Shareholder Services may charge you a fee.

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Legg Mason Partners Pennsylvania Municipals Fund	41

Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business.
Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

• If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges.

• If you bought shares directly from the fund, contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to learn which funds are available to you for exchanges.

• Not all funds offer all classes.

• Some funds are offered only in a limited number of states. Your Service Agent, Funds Investor Services or Institutional Shareholder Services will provide information about the funds offered in your state.

• Remember that an exchange is a taxable transaction.

• Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

• In most instances your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange.

• Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will

42	Legg Mason Partners Funds

be subject to the contingent deferred sales charge of the fund that you originally purchased.

• For Class A, Class B and Class C exchanges, you will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans).

• Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares.

• If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective.

• The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

By telephone

Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.

Telephone exchanges may be made only between accounts that have identical registrations, and may be made on any day the New York Stock Exchange (“NYSE”) is open.

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

Legg Mason Partners Pennsylvania Municipals Fund	43

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

• Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually.

• Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”).

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

44	Legg Mason Partners Funds

Redeeming shares

Generally

Contact your Service Agent or, if you hold shares directly with the fund, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to redeem shares of the fund. You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new

Legg Mason Partners Pennsylvania Municipals Fund	45

written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

By mail

Contact your Service Agent or, if you hold your shares directly with the fund, write to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

• The fund name, the class of shares being redeemed and your account number

• The dollar amount or number of shares being redeemed

• Signature of each owner exactly as the account is registered

• Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

• Name of fund being redeemed

• Class of shares being redeemed

• Account number

46	Legg Mason Partners Funds

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50.

The following conditions apply:

• Your shares must not be represented by certificates.

• Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually.

• If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year.

• You must elect to have all dividends and distributions reinvested.

For more information, please contact your Service Agent or consult the SAI.

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Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, signature of each owner exactly as the account is registered (See “Redeeming shares”)

The fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the U.S. (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing redemption or exchange orders by telephone. In that case, shareholders should consider using the fund’s other redemption and exchange procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent, Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

48	Legg Mason Partners Funds

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares with a value over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Legg Mason Partners Pennsylvania Municipals Fund	49

Small account balances/Mandatory redemptions

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent trading of fund shares

Frequent trading in the fund’s shares increases the fund’s administrative costs associated with processing shareholder transactions. In addition, frequent trading may potentially interfere with the efficient management of the fund’s portfolio and increase the fund’s costs associated with trading the fund’s portfolio securities. Under certain circumstances, frequent trading may also dilute the returns earned on shares held by the fund’s other shareholders. The fund therefore discourages frequent purchases and redemptions by shareholders.

The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason. In particular, the Board has determined that the fund is not designed

50	Legg Mason Partners Funds

to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets.

Under the fund’s frequent trading policy, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever the fund detects a pattern of excessive trading. The policy currently provides that the fund will use its best efforts to restrict a shareholder’s trading privileges in the fund if that shareholder has engaged in three or more “Round Trips” (defined below) during any rolling 12-month period. The restriction on the number of Round Trips may change from time to time by amendment of the frequent trading policy. The fund may determine to restrict a shareholder from making additional purchases prior to engaging in three Round Trips. However, the fund has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful to the fund. In making such a determination, the fund will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading and the amount of trading. Additionally, the fund has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the fund may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of fund shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips.

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With respect to accounts where shareholder transactions are processed or records are kept by third-party intermediaries, the fund uses reasonable efforts to monitor such accounts to detect suspicious trading patterns. For any such account that is so identified, the fund will make such further inquiries and take such other actions as shall be considered necessary or appropriate to enforce the fund’s frequent trading policy against the shareholder(s) trading through such account and, if necessary, the third-party intermediary (retirement plan administrators, securities broker/dealers, and mutual fund marketplaces) maintaining such account. The fund may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the fund that provide a substantially similar level of protection against excessive trading. Shareholders who own shares of the fund through financial intermediaries should examine any disclosures provided by the intermediaries to determine what restrictions apply to the shareholders.

Although the fund will monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, the certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

52	Legg Mason Partners Funds

Dividends, distributions and taxes

Dividends and distributions

The fund pays dividends each month from its net investment income. The fund generally makes distributions of both short-term and long-term capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Unless you request otherwise, capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax, but may be subject to state or local income taxes. Exempt-interest dividends from Pennsylvania municipal securities will also be exempt from Pennsylvania state personal income tax. For other distributions, and when you redeem or exchange shares, you will generally have to pay federal income taxes, as well as any other state and local taxes. The following table summarizes the tax status to you of certain transactions related to the fund:

TRANSACTION	FEDERAL TAX STATUS	PENNSYLVANIA PERSONAL INCOME TAX STATUS
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year	Usually income

Legg Mason Partners Pennsylvania Municipals Fund	53

TRANSACTION	FEDERAL TAX STATUS	PENNSYLVANIA PERSONAL INCOME TAX STATUS
Exempt-interest dividends	Exempt from federal income tax	Exempt from income taxes if from interest or Pennsylvania municipal securities; other noted income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Income
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income	Income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund may realize capital gain on the sale of its securities or on transactions in futures contracts or other derivative instruments. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders is taxed at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax.

You may want to avoid buying shares when the fund is about to declare a taxable dividend or a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the fund may be subject to federal withholding tax. Most fund distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that fund distributions consist of ordinary dividends or other payments that are subject to withholding, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, ordinary dividends that are designated by the fund as “interest-related dividends” or “short-term capital gain dividends” are

54	Legg Mason Partners Funds

generally exempt from such withholding for taxable years of the fund beginning before January 1, 2010.

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends (including exempt interest dividends) and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Legg Mason Partners Pennsylvania Municipals Fund	55

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value(s) every day the NYSE is open. These calculations are done as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund calculates its net asset value(s) as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities and other assets for the purposes of determining the fund’s net asset value. The valuation of the fund’s assets is generally determined in good faith in accordance with these procedures. The Board has delegated most valuation functions for the fund to the manager. The procedures adopted by the Board cover types of assets in addition to those described below.

For certain derivative securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the market price is typically determined by independent third party pricing services approved by the fund’s Board that use a variety of techniques and methodologies.

The market price for debt obligations and certain derivative securities is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use quotations from one or more brokers or may use a matrix, a formula or other method that provides an estimated value of the obligation or the security, taking into consideration, as applicable, market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

56	Legg Mason Partners Funds

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE.

If independent third party pricing services are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund may invest in securities rated below investment grade — some of which may be thinly-traded and for which market quotations may not be readily available or may be unreliable — the fund may use fair value procedures more frequently than funds that invest primarily in securities that are more widely traded. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value procedures to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. The valuation determined under the fair value procedures represents the amount determined in good faith that the fund might reasonably expect to receive upon the current sale of a security. However, there can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Therefore, investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Legg Mason Partners Pennsylvania Municipals Fund	57

In order to buy, redeem or exchange shares at a day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

58	Legg Mason Partners Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI shares because no Class FI shares were outstanding for the periods shown. The returns for Class FI shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007, is that of the fund’s predecessor.

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31:
CLASS A SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$12.79	$12.80	$12.69	$12.75	$13.05
Income (loss) from operations:
Net investment income	0.54	0.53	0.56	0.58	0.59
Net realized and unrealized gain (loss)	(0.40)	(0.01)	0.12	(0.07)	(0.29)
Total income from operations	0.14	0.52	0.68	0.51	0.30
Less distributions from:
Net investment income	(0.54)	(0.53)	(0.57)	(0.57)	(0.59)
In excess of net investment income	—	—	—	—	(0.01)
Total distributions	(0.54)	(0.53)	(0.57)	(0.57)	(0.60)
NET ASSET VALUE, END OF YEAR	$12.39	$12.79	$12.80	$12.69	$12.75
Total return[2]	1.14%	4.17%	5.46%	4.10%	2.39%
NET ASSETS, END OF YEAR (000s)	$138,964	$108,841	$98,151	$32,265	$38,319
Ratios to average net assets:
Gross expenses	0.68%	0.77%	0.89%[3]	0.84%	0.79%
Gross expenses, excluding interest expense	N/A	N/A	0.80 [3]	0.77	0.76
Net expenses	0.68 [4]	0.69 [4,5,6]	0.86 [3,4,5,7]	0.84 [5,7]	0.79 [5,7]
Net expenses, excluding interest expense	N/A	N/A	0.78 [3,4,5,7]	0.77 [5,7]	0.76 [5,7]
Net investment income	4.33	4.17	4.44	4.53	4.62
Portfolio turnover rate	6%	17%	5%	8%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.82% and 0.80% including interest expense, respectively, and 0.74% and 0.72% excluding interest expense, respectively.

[4]

As a result of a contractual expense limitation, effective March 16, 2007 until August 1, 2008, management had contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses, other than brokerage, taxes and extraordinary expenses, to average net assets to 0.70% for Class A shares.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[7]

Prior to March 16, 2007, as a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 0.80%.

Legg Mason Partners Pennsylvania Municipals Fund	59

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31:
CLASS B SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$12.75	$12.76	$12.65	$12.71	$13.01
Income (loss) from operations:
Net investment income	0.47	0.45	0.51	0.51	0.52
Net realized and unrealized gain (loss)	(0.40)	(0.01)	0.10	(0.07)	(0.29)
Total income from operations	0.07	0.44	0.61	0.44	0.23
Less distributions from:
Net investment income	(0.47)	(0.45)	(0.50)	(0.50)	(0.52)
In excess of net investment income	—	—	—	—	(0.01)
Total distributions	(0.47)	(0.45)	(0.50)	(0.50)	(0.53)
NET ASSET VALUE, END OF YEAR	$12.35	$12.75	$12.76	$12.65	$12.71
Total return[2]	0.57%	3.52%	4.90%	3.54%	1.84%
NET ASSETS, END OF YEAR (000s)	$9,220	$11,163	$14,848	$21,145	$26,788
Ratios to average net assets:
Gross expenses	1.24%	1.32%	1.39%[3]	1.38%	1.32%
Gross expenses, excluding interest expense	N/A	N/A	1.31 [3]	1.31	1.29
Net expenses	1.24	1.32 [4]	1.37 [3,5,6]	1.37 [5,6]	1.32 [5,6]
Net expenses, excluding interest expense	N/A	N/A	1.28 [3,5,6]	1.30 [5,6]	1.29 [5,6]
Net investment income	3.76	3.55	3.97	4.00	4.09
Portfolio turnover rate	6%	17%	5%	8%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 1.36% and 1.34% including interest expense, respectively, and 1.28% and 1.26% excluding interest expense, respectively.

[4]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Prior to March 16, 2007, as a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares did not exceed 1.30%.

60	Legg Mason Partners Funds

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31:
CLASS C SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$12.73	$12.74	$12.63	$12.70	$13.00
Income (loss) from operations:
Net investment income	0.47	0.45	0.50	0.50	0.52
Net realized and unrealized gain (loss)	(0.39)	(0.01)	0.11	(0.08)	(0.29)
Total income from operations	0.08	0.44	0.61	0.42	0.23
Less distributions from:
Net investment income	(0.47)	(0.45)	(0.50)	(0.49)	(0.52)
In excess of net investment income	—	—	—	—	(0.01)
Total distributions	(0.47)	(0.45)	(0.50)	(0.49)	(0.53)
NET ASSET VALUE, END OF YEAR	$12.34	$12.73	$12.74	$12.63	$12.70
Total return[2]	0.64%	3.52%	4.87%	3.42%	1.79%
NET ASSETS, END OF YEAR (000s)	$32,529	$14,759	$11,558	$10,436	$11,865
Ratios to average net assets:
Gross expenses	1.24%	1.31%	1.45%[3]	1.42%	1.38%
Gross expenses, excluding interest expense	N/A	N/A	1.36 [3]	1.36	1.35
Net expenses	1.24	1.31 [4]	1.43 [3,5,6]	1.42 [5,6]	1.37 [5,6]
Net expenses, excluding interest expense	N/A	N/A	1.35 [3,5,6]	1.35 [5,6]	1.34 [5,6]
Net investment income	3.76	3.54	3.89	3.96	4.04
Portfolio turnover rate	6%	17%	5%	8%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 1.39% and 1.38% including interest expense, respectively, and 1.31% and 1.30% excluding interest expense, respectively.

[4]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Prior to March 16, 2007, as a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.35%.

Legg Mason Partners Pennsylvania Municipals Fund	61

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009	2008[2]
NET ASSET VALUE, BEGINNING OF YEAR	$12.79	$13.01
Income (loss) from operations:
Net investment income	0.55	0.07
Net realized and unrealized loss	(0.39)	(0.21)
Total income (loss) from operations	0.16	(0.14)
Less distributions from:
Net investment income	(0.56)	(0.08)
Total distributions	(0.56)	(0.08)
NET ASSET VALUE, END OF YEAR	$12.39	$12.79
Total return[3]	1.31%	(1.07)%
NET ASSETS, END OF YEAR (000s)	$1,802	$391
Ratios to average net assets:
Gross expenses	0.53%	0.45%[4]
Net expenses	0.53	0.45 [4,5]
Net investment income	4.46	4.00 [4]
Portfolio turnover rate	6%	17%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 4, 2008 (inception date) to March 31, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

62	Legg Mason Partners Funds

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus.]

Legg Mason Partners Pennsylvania Municipals Fund

You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent, Funds Investor Services or Institutional Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, or by writing to the fund at 55 Water St., New York, New York 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-4254)

FD0772 07/09

July 29, 2009

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON PARTNERS INTERMEDIATE-TERM MUNICIPALS FUND

Class A (SBLTX), Class C (SMLLX) Class FI and Class I (SBTYX)

LEGG MASON PARTNERS NEW JERSEY MUNICIPALS FUND

Class A (SHNJX), Class B (SNJBX), Class C (SNJLX) Class FI and Class I (LNJIX)

LEGG MASON PARTNERS NEW YORK MUNICIPALS FUND

Class A (SBNYX), Class B (SMNBX), Class C (SBYLX) Class FI and Class I (SNPYX)

LEGG MASON PARTNERS PENNSYLVANIA MUNICIPALS FUND

Class A (SBPAX), Class B (SBPBX), Class C (SPALX) Class FI and Class I (LPPIX)

55 Water Street

New York, NY 10041

Fund Investor Services: 1-800-822-5544

Institutional Shareholder Services: 1-888-425-6432

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectuses of Legg Mason Partners Intermediate-Term Municipals Fund (“Intermediate-Term Municipals Fund”), Legg Mason Partners New Jersey Municipals Fund (“New Jersey Municipals Fund”), Legg Mason Partners New York Municipals Fund (“New York Municipals Fund”) and Legg Mason Partners Pennsylvania Municipals Fund (“Pennsylvania Municipals Fund” and together with Intermediate-Term Municipals Fund, New Jersey Municipals Fund and New York Municipals Fund, the “funds”), each dated July 29, 2009, as amended or supplemented from time to time, and is incorporated by reference in its entirety into each of the Prospectuses.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each of the funds assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. Each fund is a series of Legg Mason Partners Income Trust (the “Trust”), a Maryland business trust. Certain historical information with respect to a fund contained in this SAI for periods prior to April 16, 2007, is that of the fund’s predecessor.

Additional information about each fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference. Each fund’s Prospectus and copies of these reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund (each called a “Service Agent”), by writing or calling the Trust at the address or telephone numbers set forth above, by sending an e-mail request to prospectus@leggmason.com, or by visiting the funds’ website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the sole and exclusive distributor for each fund.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund are each classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). Intermediate-Term Municipals Fund is classified as diversified under the 1940 Act.

Each fund’s Prospectus discusses the fund’s investment objective and strategies. The following discussion supplements the description of each fund’s investment strategies in its Prospectus.

Investment Objectives

Intermediate-Term Municipals Fund. The fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with prudent investing.

New Jersey Municipals Fund. The fund seeks to provide New Jersey investors with as high a level of income exempt from regular federal income tax and New Jersey state personal income tax as is consistent with prudent investment management and the preservation of capital.

New York Municipals Fund. The fund seeks as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with prudent investing.

Pennsylvania Municipals Fund. The fund seeks as high a level of income exempt from regular federal income tax and Pennsylvania personal income tax as is consistent with prudent investing.

Principal Investment Strategies

Following is a summary of the principal investment strategies and certain investment limitations of each of the funds.

Intermediate-Term Municipals Fund

Under normal circumstances, the fund invests at least 80% of its assets in “municipal securities.” Municipal securities are securities the interest on which is excluded from regular federal income tax. The fund’s 80% policy may not be changed without a shareholder vote. Interest on municipal securities may be subject to the alternative minimum tax

Municipal securities include debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, the fund may invest up to 20% of its assets in municipal securities and other investments whose interest may be subject to federal income tax, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

The fund focuses on investment grade bonds but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

The fund may engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

Instead of investing directly in particular securities, the fund may gain exposure to a security by investing through derivatives that are intended to provide similar economic exposure. The fund may use one of more types of these instruments as its primary means of gaining investment exposures.

The fund normally maintains an average effective maturity of between three and ten years.

New Jersey Municipals Fund

Under normal circumstances, the fund invests at least 80% of its assets in “New Jersey municipal securities.” New Jersey municipal securities are securities the interest on which is excluded from regular federal income tax and New Jersey state income tax. The fund’s 80% policy may not be changed without a shareholder vote. Interest on New Jersey municipal securities may be subject to the alternative minimum tax.

New Jersey municipal securities include debt obligations issued by the State of New Jersey and its political subdivisions, agencies and public authorities, and certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam). Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Under normal circumstances, the fund may invest up to 20% of its assets in municipal securities and other investments whose interest may be subject to federal and/or New Jersey state personal income taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

The fund focuses on investment grade bonds but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

The fund may engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

Instead of investing directly in particular securities, the fund may gain exposure to a security by investing through derivatives that are intended to provide similar economic exposure. The fund may use one or more types of these instruments as its primary means of gaining investment exposures.

New York Municipals Fund

Under normal circumstances, the fund invests at least 80% of its assets in “New York municipal securities.” New York municipal securities are securities the interest on which is excluded from regular federal income tax and New York state and New York City personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on New York municipal securities may be subject to the alternative minimum tax.

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, and certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam). Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Under normal circumstances, the fund may invest up to 20% of its assets in municipal securities and other investments whose interest may be subject to federal and/or New York State and New York City personal income taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

The fund focuses on investment grade bonds but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

The fund may engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

Instead of investing directly in particular securities, the fund may gain exposure to a security by investing through derivatives that are intended to provide similar economic exposure. The fund may use one or more types of these instruments as its primary means of gaining investment exposures.

Pennsylvania Municipals Fund

Under normal circumstances, the fund invests at least 80% of its assets in “Pennsylvania municipal securities.” Pennsylvania municipal securities are securities the interest on which is excluded from regular federal income tax and Pennsylvania state income tax. The fund’s 80% policy may not be changed without a shareholder vote. Interest on Pennsylvania municipal securities may be subject to the alternative minimum tax.

Pennsylvania municipal securities include debt obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and public authorities, and certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam). Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Under normal circumstances, the fund may invest up to 20% of its assets in municipal securities and other investments whose interest may be subject to federal and/or Pennsylvania state personal income taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

The fund focuses on investment grade bonds but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

The fund may engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

Instead of investing directly in particular securities, the fund may gain exposure to a security by investing through derivatives that are intended to provide similar economic exposure. The fund may use one or more types of these instruments as its primary means of gaining investment exposures.

Credit quality. The fund focuses on securities rated investment grade, or, if unrated, determined to be of comparable credit quality by the subadviser. The fund may invest up to 20% of its assets in securities rated below investment grade, or, if unrated, determined to be below investment grade by the subadviser. Below investment grade securities are commonly referred to as “junk bonds.”

If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

SUPPLEMENTAL INFORMATION REGARDING INVESTMENT PRACTICES AND RISK FACTORS

Each fund’s principal investment strategies are summarized above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by a fund. To the extent permitted by law and a fund’s investment policies, a fund may engage in the practices described below.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “Municipal Bonds”) generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to federal alternative minimum tax (“AMT”).

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds

Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under current federal income tax law, interest on Municipal Bonds issued after August 7, 1986 which are specified private activity bonds and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT that is imposed on individuals and corporations by the Internal Revenue Code of 1986, as amended (the “Code”), though for regular federal income tax purposes such interest will remain fully tax-exempt. Interest on all tax-exempt obligations (including private activity bonds) will be included in “adjusted current earnings” of corporations for AMT purposes.

Industrial Development Bonds

Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT.

Tender Option Bonds

A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate. (See the discussion of Structured Instruments, below.)

Municipal Leases

Municipal leases or installment purchase contracts are issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover a fund’s exposure.

Participation Interests

Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although a fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Participation interests may be sold prior to maturity. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Municipal Notes

There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-exempt Commercial Paper

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments

Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline a fund’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, a fund’s yield will increase and its shareholders will have reduced risk of capital depreciation.

Custodial Receipts

Each fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Stand-By Commitments

A fund may acquire “stand-by commitments” with respect to municipal obligations held in its portfolio. Under a stand-by commitment a dealer agrees to purchase, at a fund’s option, specified municipal obligations held by a fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.

A fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost of the underlying municipal obligation and similarly will decrease such security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

Additional Risks Relating to Municipal Securities

Tax risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by a fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. Each fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal law risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and ratings risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of a fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix A for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks associated with sources of liquidity or credit support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by domestic or foreign entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or a fund’s share price. Banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in a fund’s portfolio may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of a fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Taxable Municipal Obligations

The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The subadviser cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds is not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The subadviser cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, 34 smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

States and Other U.S Territories

The following is a brief summary of certain factors affecting the economies of the states and territories listed below and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence each state’s or territory’s economy and finances, which may in turn affect the state’s or territory’s financial plan. These forces may affect a state or territory unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s or territory’s control.

New Jersey. New Jersey Municipals Fund intends to invest a high proportion of its assets in New Jersey municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New Jersey and the resulting impact on the State will not adversely affect the market value of New Jersey municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New Jersey municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of New Jersey, see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of New Jersey’s credit and financial conditions, is based on information from statements of issuers of New Jersey municipal obligations, and does not purport to be complete. New Jersey Municipals Fund is not responsible for the accuracy, completeness or timeliness of this information.

New York. New York Municipals Fund intends to invest a high proportion of its assets in New York municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the State will not adversely affect the market value of New York municipal obligations held by the Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New York municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of New York, see Appendix C to this SAI. The summary set forth above and in Appendix C is included for the purpose of providing a general description of New York’s credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. New York Municipals Fund is not responsible for the accuracy, completeness or timeliness of this information.

Pennsylvania. Pennsylvania Municipals Fund intends to invest a high proportion of its assets in Pennsylvania municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Pennsylvania issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or Pennsylvania and the resulting impact on the commonwealth will not adversely affect the market value of Pennsylvania municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the commonwealth may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Pennsylvania municipal obligations. There is no obligation on the part of the commonwealth to make payments on those securities in the event of default.

For further information concerning the economy of Pennsylvania, see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of Pennsylvania’s credit and financial conditions, is based on information from statements of issuers of Pennsylvania municipal obligations, and does not purport to be complete. Pennsylvania Municipals Fund is not responsible for the accuracy, completeness or timeliness of this information.

Other U.S. Territories. Each of the funds may invest a portion of its assets in the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico. Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico. These bonds may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy. Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. As of September 2008, Puerto Rico has indicated that the current recession has contributed to reduced government revenues.

There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the funds or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning obligations of the government of Puerto Rico, see Appendix E to this SAI. The summary set forth above and in Appendix E is included for the purpose of providing a general description of Puerto Rico’s credit and financial conditions, is based on information from statements of issuers of Puerto Rico municipal obligations (and, in the case of the above summary, other information issued by the commonwealth) and does not purport to be complete. The funds are not responsible for the accuracy, completeness or timeliness of this information.

Guam. Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in Guam. These bonds may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,700 miles to the west-southwest of Honolulu, Hawaii and approximately 1,500 miles southeast of Tokyo, Japan. In 2008, the population of Guam was estimated to be 175,877.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, where approximately 80% of visitors to Guam originated in 2006, represents the primary source of income for Guam’s economy. A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, super typhoons and earthquakes. The U.S. military presence also affects economic activity on Guam in various ways. Economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo some or all of the planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

United States Virgin Islands. Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands. These bonds may be affected by political, social and economic conditions in the U.S. Virgin Islands. The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about the size of Washington, D.C. The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. In 2008, the population of the U.S. Virgin Islands was estimated at 109,840.

With tourist visits of approximately two million annually, tourism accounts for a substantial portion of the Gross Domestic Product (GDP). A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the Territory, can adversely affect its tourism. Tourism-related services help increase private sector employment. Other private sector employment includes wholesale and trade, manufacturing (petroleum refining, textiles, electronics, pharmaceuticals and watch assembly) and construction and mining. HOVENSA, one of the world’s largest petroleum refineries is located on the island of St. Croix and is the Territory’s largest private sector employer. The agricultural sector is small, with most of the islands’ food being imported. International business and financial services are small but growing components of the economy.

Other Debt and Fixed Income Securities

A fund may invest in other debt and fixed income securities. These securities share three principal risks. First, the level of interest income generated by a fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of a fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of a fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when a fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay. Common types of these instruments, and their associated risks, are discussed below.

Bank Obligations

A fund may invest in all types of bank obligations, including certificates of deposit (“CDs”) and bankers’ acceptances. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of CDs of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Collateralized Debt Obligations

A fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of each fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and each fund’s prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Deferred Interest Bonds

Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

High Yield Securities

High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a fund may decline more than a portfolio consisting of higher rated securities. If a fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require sale of these securities by the fund, but the subadviser will consider the event in determining whether the fund should continue to hold the security.

Structured Notes and Related Instruments

“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

U.S. Government Obligations

U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as the Government National Mortgage Association (“Ginnie Mae”) certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by the Federal National Mortgage Association (“Fannie Mae”)); or (d) only the credit of the instrumentality (such as securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

A fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters may provide a fund with a certain degree of protection against rising interest rates, the fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

A fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a fund is not entitled to exercise its demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Zero Coupon and Pay-In-Kind Securities

A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A fund investing in zero coupon bonds generally accrues income on such securities prior to the receipt of cash payments. Since each fund must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, to the extent that a fund invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

Derivative Instruments—Options, Futures and Other Strategies

General. Each fund may invest in certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, “Financial Instruments”) to, among other things, attempt to hedge its investments or attempt to enhance its return or yield through non-hedging strategies. Except as otherwise provided in the Prospectus, this SAI or by applicable law, a fund may purchase and sell any type of Financial Instrument.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (“SEC”), the several exchanges upon which they are traded and the Commodity Futures Trading Commission. In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. Thus, in a short hedge a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

In addition to the instruments, strategies and risks described below, the subadviser expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities to the extent that they are consistent with each fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. A fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below, and may result in losses to a fund. In general, these techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. A fund’s use of derivatives may also increase the amount of taxes payable by its shareholders.

Successful use of most Financial Instruments depends upon the subadviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

A fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

A fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a fund.

Certain Risks Associated with Hedging Strategies. There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged.

Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match a fund’s current or anticipated investments exactly. A fund may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the fund’s other investments.

Prices of Financial Instruments can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund’s portfolio investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from structural differences in how Financial Instruments and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell

Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund’s positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a fund entered into a short hedge because its subadviser projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

Cover. Transactions using Financial Instruments, other than purchased options, expose a fund to an obligation to another party. Each fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate on its books cash or liquid assets in the prescribed amount as determined daily. A fund may cover such transactions using other methods currently or as may be permitted in the future under the 1940 Act or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a fund.

Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund’s assets to cover in accounts could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

Each fund may purchase call options for any purpose. For example, a call option may be purchased by a fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit a fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the fund either sells or exercises the option, any profit realized would be reduced by the premium.

Each fund may purchase put options for any purpose. For example, a put option may be purchased by a fund as a short hedge. The put option enables a fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a fund may also suffer a loss as a result of writing options. For example, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, a fund would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a fund will be obligated to sell the security or currency at less than its market value. If the call option is an over-the-counter (“OTC”) option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions.

Each fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that a fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options may result in a fund’s net asset value being more sensitive to changes in the value of the related instrument. The funds may purchase or write both exchange-traded and OTC options.

Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund, as well as the loss of any expected benefit of the transaction.

A fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or other instrument. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund, as a call writer, will not learn that the fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Generally, OTC non-U.S. currency options used by a fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Financial Instrument called for in the contract in a specified delivery month at a stated price. A fund may invest in single security futures contracts to the extent permitted by applicable law. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield. To the extent permitted by applicable law and a fund’s investment policies, a fund may also write call and put options on futures contracts that are not covered.

In addition, futures strategies can be used to manage the average duration of a fund’s fixed income portfolio. If the subadviser wishes to shorten the average duration of a fund’s fixed income portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the subadviser wishes to lengthen the average duration of a fund’s fixed income portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for non-hedging purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a fund’s obligations to or from a futures broker. When a fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk.

However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In contrast, when a fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying securities or currencies, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, a fund realizes a gain, or if it is less, the fund realizes a loss. A fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the subadviser may still not result in a successful transaction. Of course, the subadviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

To the extent such instruments are permitted by applicable law and a fund’s investment policies, the fund may invest in security futures. Such investments are expected to be subject to risks similar to those of index future investing.

Combined Positions. The funds may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover. The funds’ options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. The funds may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of their portfolio, to protect against any increase in the price of securities the funds anticipate purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency.

Each fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non- U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap.

Each fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to a fund in the event of a default.

Credit default swap contracts involve special risks and may result in losses to a fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since a fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be maintained as collateral. A fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain collateral as required by SEC guidelines from time to time with respect to caps and floors written by the fund.

Forward Commitments and When-Issued Securities. A fund may purchase securities on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, a fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time a fund enters into a “when issued” or “forward delivery” commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of a fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Flexibility. Generally, the foregoing is not intended to limit the funds’ investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the funds as broadly as possible. Statements concerning what the funds may do are not intended to limit any other activity. Each fund maintains the flexibility to use Financial Instruments for any purpose consistent with applicable law and any express limitations in this SAI or a fund’s Prospectus.

Illiquid Assets

A fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities and other assets that are illiquid. Illiquid assets are assets that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which they are being carried on a fund’s books. These assets include, among others, certain securities that are subject to legal or contractual restrictions on resale, certain derivative products and any repurchase transactions that do not mature within seven days. The fund may not be able to sell illiquid securities and other assets in its portfolio at a time when the sale would be desirable or at a price the fund deems representative of their value. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses.

Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the Securities Act of 1933 (the “1933 Act”). The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board of Trustees (the “Board”) has delegated to the subadviser authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing the fund’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.

Repurchase Agreements

Under the terms of a typical repurchase agreement, a fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. All repurchase agreements entered into by a fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to an amount of the loan, including interest thereon, and a fund or its custodian shall have control of the collateral, which the subadviser believes will give the applicable fund a valid, perfected security interest in the collateral. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

Pursuant to an exemptive order issued by the SEC, a fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to a fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements and Other Borrowings

Each fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions, including the funds’ custodian. The funds may engage in reverse repurchase agreements or other borrowing transactions as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. A reverse repurchase agreement is a transaction in which a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time (normally within seven days) and at a price that is greater than the price that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash.

At the time a fund enters into a reverse repurchase agreement, it will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the agreements. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

Although a qualifying reverse repurchase agreement generally receives special treatment in the event of the bankruptcy or insolvency of one of the parties, there still may be delays and costs involved in a fund’s exercising its rights under the agreement.

Borrowing may make the value of an investment in a fund more volatile and increase the fund’s overall investment exposure. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the portfolio managers’ strategy and the ability of the fund to comply with certain provisions of the Code in order to provide pass-though tax treatment to shareholders. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.

Subordinated Securities

A fund may invest in securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are deemed by the subadviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Short-Term Trading

Fund transactions will be undertaken principally to accomplish a fund’s investment objective in relation to anticipated movements in the general level of interest rates, but a fund may also engage in short-term trading consistent with its investment objective.

New Investment Products

New types of derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, a fund expects to invest in those new types of securities and instruments that its subadviser believes may assist the fund in achieving its investment objective.

Alternative Investment Strategies and Temporary Investments

At times the subadviser may judge that conditions in the securities markets make pursuing a fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, the subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of a fund’s assets. In implementing these defensive strategies, a fund may invest without limit in securities that the subadviser believes present less risk to the fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities the subadviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in its Prospectus (if applicable). It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, a fund may not achieve its investment objective.

Diversification

Intermediate-Term Municipals Fund is currently classified as a diversified fund under the 1940 Act. This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the nongovernmental user back that bond, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.

New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund each is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, a non-diversified fund is subject to greater risk than a diversified fund. Under the 1940 Act, a fund may change its classification from non-diversified to diversified without shareholder approval.

Each fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code, which will relieve a fund of any liability for federal income taxes to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, each fund will limit its investments so that, at the close of each quarter of its taxable year, (a) not more than 25% of the market value of the fund’s total assets will be invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of a single issuer, and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer.

Lending of Portfolio Securities

Consistent with applicable regulatory requirements, a fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by a fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, the fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund or portfolio a fee for use of the borrowed securities. The fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If the subadviser determines to make loans, it is not intended that the value of the securities loaned by the fund would exceed 33 1/3% of the value of its net assets.

Commodities Exchange Act Registration

Each fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a “commodity pool operator” with respect to each fund under the Commodity Exchange Act, and therefore, are not subject to registration or regulation with respect to each fund under the Commodity Exchange Act.

INVESTMENT POLICIES

Each fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of a fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a fund meeting, if the holders of more than 50% of the voting securities of the fund are present or represented by proxy, or (b) more than 50% of the voting securities of the fund. The Board may change non-fundamental restrictions at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Each fund’s investment objective is non-fundamental.

Fundamental Investment Policies—all funds

Each fund’s fundamental investment policies are as follows:

1.	The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.	The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.	The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.	The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.	The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.	The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently, no fund contemplates borrowing money for leverage, but if a fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. Each fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Additional Fundamental Investment Policy

Under normal circumstances, Intermediate-Term Municipals Fund invests at least 80% of its assets in “municipal securities,” which are debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities.

New Jersey Municipals Fund may not, under normal circumstances, invest less than 80% of its assets (net assets plus any borrowings for investment purposes) in New Jersey municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and New Jersey personal income tax. The Fund considers any investments in Municipal Bonds that pay interest subject to the AMT as part of the 80% of the Fund’s assets to be invested in Municipal Bonds.

Under normal circumstances, New York Municipals Fund invests at least 80% of its assets in New York municipal securities.

As a matter of fundamental policy, under normal circumstances, Pennsylvania Municipals Fund invests at least 80% of its assets in Pennsylvania municipal securities.

Non-fundamental Investment Policies

Intermediate-Term Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund.

Under the non-fundamental investment policies adopted by the Trust, each of Intermediate-Term Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund, is prohibited from:

1.	Purchasing any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of fund securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2.	Purchasing or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

3.	Purchasing oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that each fund may invest in the securities of issuers which operate, invest in, or sponsor such programs.

In addition, New York Municipals Fund may not invest in securities of another investment company except as permitted by Section 12(d)(1) of the 1940 Act or as part of a merger, consolidation, or acquisition.

New Jersey Municipals Fund

Under the non-fundamental investment policies adopted by the Trust, New Jersey Municipals Fund is prohibited from:

1.	Purchasing any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2.	Purchasing or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

3.	Purchasing or sell oil and gas interests.

4.	Investing in companies for the purpose of exercising control.

5.	Investing in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent permitted by Section 12 of the 1940 Act (currently, up to 5% of the total assets of the fund and no more than 3% of the total outstanding voting stock of any one investment company).

PORTFOLIO TURNOVER

For reporting purposes, each fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Increased portfolio turnover necessarily results in correspondingly greater transaction costs which must be paid by a fund. Portfolio turnover will not be a limiting factor should the subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended March 31, 2008 and 2009, the portfolio turnover rates of the funds were as follows:

Fund	Fiscal Year Ended March 31, 2008	Fiscal Year Ended March 31, 2009
Intermediate-Term Municipals Fund	36%	19%
New Jersey Municipals Fund	15%	20%
New York Municipals Fund	21%	31%
Pennsylvania Municipals Fund	17%	6%

Increased portfolio turnover necessarily results in correspondingly greater transaction costs which must be paid by a fund. Portfolio turnover will not be a limiting factor should the subadviser deem it advisable to purchase and sell securities.

MANAGEMENT

The business and affairs of each fund are managed by or under the direction of the Board. The Board elects officers who are responsible for the day-to-day operations of the funds and who execute policies authorized by the Board.

The Trustees, including the Trustees of the funds who are not “interested persons” of the funds (the “Independent Trustees”) as defined in the 1940 Act and executive officers of the funds, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships the Trustees hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES:

Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	61	Formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly Special Adviser to the President, Texas A&M University (from 2002 to 2003)	61	None

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	61	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	61	None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	61	None

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)	61	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	61	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	61	None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002)	61	None

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	61	Chairman since 2005 and Trustee since 2000, Eclipse Funds (3 funds); Chairman since 2005 and Director since 1990, Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	61	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	61	None

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INTERESTED TRUSTEE AND OFFICER:
R. Jay Gerken, CFA(3) Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 151 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	138	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)

(1)	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
(2)	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason Partners fund complex.
(3)	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years
ADDITIONAL OFFICERS:
Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason & Co. (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates (since 2006); formerly Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) or its predecessor (2002 to 2005)

David Castano Born 1971 55 Water Street New York, NY 10041	Controller	Since 2007	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); formerly, Supervisor at UBS Global Asset Management (from 2003 to 2004); formerly, Accounting Manager at CAM (prior to 2003)

John Chiota Born 1968 100 First Stamford Place Stamford, CT 06902	Chief Anti- Money Laundering Compliance Officer and Identity Theft Prevention Officer	Since 2005 Since 2008	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason & Co. (since 2008); Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel Born 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (2000 to 2005); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003); formerly, Secretary of CFM (2001 to 2004)

Frances M. Guggino Born 1957 55 Water Street New York, NY 10041	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); formerly, Director at CAM (1992 to 2005); Treasurer and/or Controller of certain funds associated with Legg Mason & Co. (since 2005); formerly, Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

Name, Year of Birth and Address	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years
Jeanne M. Kelly Born 1951 620 Eighth Avenue New York, NY 10018	Senior Vice President	Since 2007	Managing Director, Legg Mason & Co., LLC (since 2005); Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); formerly, Director—Global Fund Administration, CAM (1996 to 2005)

Thomas C. Mandia Born 1962 100 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

Matthew Plastina Born 1970 55 Water Street New York, NY 10041	Controller	Since 2007	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Vice President of Legg Mason or its predecessor (1999 to 2008); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (2002 to 2007)

(1)	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
(2)	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the funds receive no compensation from the funds, although they may be reimbursed by the funds for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has four standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Nominating Committee), Investment and Performance Committee (referred to as the Performance Committee) and Pricing Committee. Each of the Audit, Nominating and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of each fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of each fund, and the qualifications and independence of each fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of each fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder.

Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the funds’ investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

The Trust’s Board oversees all of the fixed-income-type funds in the fund complex. The Board met 18 times during the funds’ fiscal year ended March 31, 2009. The Audit, Nominating, Performance and Pricing Committees met 4, 4, 4 and 11 times, respectively, during the funds’ last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the funds and other investment companies in the fund complex supervised by the Trustees as of December 31, 2008.

Name of Trustee	Dollar Range of Equity Securities in Intermediate-Term Municipals Fund	Dollar Range of Equity Securities in New Jersey Municipals Fund	Dollar Range of Equity Securities in New York Municipals Fund	Dollar Range of Equity Securities in Pennsylvania Municipals Fund	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee
Independent Trustee
Elliott J. Berv	None	None	None	None	None
A. Benton Cocanougher	None	None	None	None	Over $100,000
Jane F. Dasher	None	None	None	None	Over $100,000
Mark T. Finn	None	None	None	None	Over $100,000
Rainer Greeven	None	None	None	None	$10,001-$50,000
Stephen Randolph Gross	None	None	None	None	Over $100,000
Richard E. Hanson, Jr.	None	None	None	None	$50,001-$100,000
Diana R. Harrington	None	None	None	None	Over $100,000
Susan M. Heilbron	None	None	None	None	$10,001-$50,000
Susan B. Kerley	None	None	None	None	Over $100,000
Alan G. Merten	None	None	None	None	$50,001-$100,000
R. Richardson Pettit	None	None	None	None	Over $100,000

Interested Trustee
R. Jay Gerken	None	None	None	None	Over $100,000

As of July 6, 2009, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the funds’ manager, subadviser or distributor, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the funds’ manager or subadviser or distributor of the funds.

Information regarding compensation paid by each fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund pays a pro rata share of the Trustee fees based upon asset size. Each fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000 plus $20,000 for each regularly scheduled Board meeting attended in person, and $2,500 for certain telephonic Board and committee meetings in which that Trustee participates. The lead Independent Trustee receives an additional $25,000 per year and the Chairs of the Audit Committee and Performance Committee each receives an additional $15,000 per year.

The Trustees took office in April 2007. Information regarding compensation paid to the Trustees is shown below.

	Aggregate Compensation for Fiscal Year Ended March 31, 2009				Total Pension or Retirement Benefits Paid as Part of Fund Expenses for Fiscal Year Ended March 31, 2009 (1)	Total Compensation from Fund Complex Paid to Trustee for Calendar Year Ended March 31, 2009	Number of Portfolios in Fund Complex Overseen by Trustee for Fiscal Year Ended March 31, 2009
Name of Trustee	Intermediate- Term Municipals Fund	New Jersey Municipals Fund	New York Municipals Fund	Pennsylvania Municipals Fund
Independent Trustees
Elliott J. Berv	$980	$322	$911	$189	$0	$267,000	64
A. Benton Cocanougher	$1,075	$353	$1,001	$207	$0	$292,000	64
Jane F. Dasher	$1,071	$322	$992	$189	$0	$284,000	64
Mark T. Finn	$980	$322	$911	$189	$0	$259,500	64
Rainer Greeven	$977	$321	$908	$188	$0	$259,500	64
Stephen Randolph Gross	$1,028	$337	$956	$198	$0	$280,500	64
Richard E. Hanson, Jr.	$979	$322	$911	$189	$0	$267,000	64
Diana R. Harrington	$1,027	$338	$957	$198	$0	$281,500	64
Susan M. Heilbron	$980	$322	$911	$189	$0	$267,000	64
Susan B. Kerley	$980	$322	$911	$189	$0	$263,500	64
Alan G. Merten	$971	$318	$902	$187	$0	$262,000	64
R. Richardson Pettit	$980	$322	$911	$189	$0	$265,500	64

Name of Interested Trustee
R. Jay Gerken(2)	$0	$0	$0	$0	$0	$0	140

(1)

Pursuant to prior retirement plans, the funds made payments to former trustees for the fiscal year ended March 31, 2009 of $1,285, $1,081, $1,298 and $129 for Intermediate-Term Municipals Fund, New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund, respectively.

(2)	Mr. Gerken was not compensated for his service as a trustee because of his affiliation with the manager.

As of July 4, 2009, the Trustees and officers as a group owned less than 1% of each class of each fund.

To the knowledge of the funds, as of July 6, 2009, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding voting securities of the applicable class of each fund:

Fund/Class	Name and Address	Percent of Class
Intermediate-Term Municipals Fund Class A	IGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	46.83%

Class A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	10.10%

Class A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	7.87%

Class C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	13.69%

Class C	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	45.61%

Class I	NFS LLC FEBO CENTRAL VALLEY MEAT CO 10431 8 3/4 AVENUE HANFORD CA 93230-9248	6.78%

Class I	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	86.03%

New Jersey Municipals Fund Class A	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	59.37%

Class A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5.60%

Fund/Class	Name and Address	Percent of Class

Class B	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	44.33%

Class B	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	7.40%
Class B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	9.26%

Class C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	9.17%

Class C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	20.99%

Class C	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	40.74%

Class I	FIRST CLEARING, LLC A/C 2040-3099 J GUY TAYLOR & SARAH L TAYLOR JT TIC 27 CAPTAINS WOODS ROAD WHITE HSE STA NJ 08889-3209	10.69%

Class I	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	88.46%

New York Municipals Fund Class A	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	70.65%

Class B	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	65.75%

Fund/Class	Name and Address	Percent of Class

Class B	PFPC BROKERAGE SERVICES MAIN OFFICE FBO PRIMERICA FINANCIAL SERVICES 760 MOORE ROAD KING OF PRUSSIA PA 19406-1212	5.62%
Class C	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	58.16%

Class C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	14.80%

Class I	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	66.97%

Pennsylvania Municipals Fund Class A	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	53.10%

Class A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	7.13%

Class A	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.35%

Class B	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	61.43%

Class B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	10.97%

Class C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	5.07%

Fund/Class	Name and Address	Percent of Class
Class C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	20.01%

Class C	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	32.30%

Class I	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	84.65%

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as investment manager to the funds and provides certain oversight services to the funds, in each case pursuant to an investment management agreement (each a “Management Agreement”). LMPFA is a wholly-owned subsidiary of Legg Mason.

The manager has agreed, under each Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into subadvisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the manager, each fund pays the manager a fee computed daily at an annual rate of the fund’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by each fund necessary for the operation of the fund, such as (i) supervising the overall administration of each fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration or qualification of the fund’s shares under federal and state laws.

Each Management Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. No Management Agreement is assignable by the Trust except with the consent of the manager.

Each Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the manager is not protected against any liability to the fund to which the manager would be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

For its services under the applicable fund’s Management Agreement, LMPFA receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

Fund	Average Daily Net Assets		Investment Management Fee Rate
Intermediate-Term Municipals Fund			0.50%
New Jersey Municipals Fund	First $	500 million	0.50%
	Over $	500 million	0.48%
New York Municipals Fund			0.50%
Pennsylvania Municipals Fund			0.45%

For the periods below, the management fee paid by each fund was as follows:

	Fiscal Year
Name of Fund	2009	2008	2007
Intermediate-Term Municipals Fund(1)	$4,094,859	$3,322,003	$3,426,780
New Jersey Municipals Fund (1)	$1,311,748	$1,169,622	$1,088,838
New York Municipals Fund(1)(2)(3)	$3,681,480	$3,645,178	$3,327,621
Pennsylvania Municipals Fund(1)(2)	$713,193	$558,696	$299,747

(1)

For the fiscal year ended March 31, 2007 the manager or the prior manager reimbursed expenses of $45,179, $20,991, $44,456 and $1,125 for Intermediate-Term Municipals Fund, New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund, respectively.

(2)

For the fiscal year ended March 31, 2008, LMPFA waived management fees in the amounts of $236,384 and $71,512 for New York Municipals Fund and Pennsylvania Municipals Fund, respectively. For the fiscal year ended March 31, 2007, LMPFA or the prior manager waived management fees in the amounts of $1,390 and $7,321 for New York Municipals Fund and Pennsylvania Municipals Fund, respectively.

(3)	For the fiscal year ended March 31, 2009, LMPFA waived management fees in the amount of $17,674 for New York Municipals Fund.

Subadviser

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of each fund as subadviser pursuant to a subadvisory agreement (each, a “Subadvisory Agreement”). Western Asset is a wholly-owned subsidiary of Legg Mason.

Under each Subadvisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides with respect to the portion of the fund’s assets allocated to it by the manager investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under a Subadvisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

Each Subadvisory Agreement will continue in effect from year to year provided continuance is specifically approved at least annually with respect to a fund (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and, (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate each Subadvisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the subadviser without penalty. The subadviser may terminate each Subadvisory Agreement on not less than 90 days’ written notice to the fund and the manager without penalty. The manager and the subadviser may terminate the Subadvisory Agreement upon their mutual written consent. Each Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign the Subadvisory Agreement except with the subadviser’s consent.

Each Subadvisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the manager pays to the subadviser a fee equal to 70% of the management fee paid to the manager by each fund, net of any waivers and expense reimbursements. For the fiscal year ended March 31, 2009, the manager paid fees to the subadviser equal to $2,866,401, $918,223, $2,564,664, and $499,235 for its services relating to Intermediate-Term Municipals Fund, New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund, respectively.

Portfolio Managers

The following table sets forth certain additional information with respect to the portfolio managers for each of the funds. Unless noted otherwise, all information is provided as of March 31, 2009.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Fund	Portfolio Manager(s)(1)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Intermediate-Term Municipals Fund	Joseph P. Deane	26 registered investment companies with $28.4 billion in total assets under management	No other pooled investment vehicles.	17 other pooled investment vehicles with $2.0 billion in assets under management (of which 1 other pooled investment vehicle with $0.3 billion in total assets under management pays a performance fee).

Fund	Portfolio Manager(s)(1)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	David T. Fare	26 registered investment companies with $28.4 billion in total assets under management	No other pooled investment vehicles.	17 other pooled investment vehicles with $2.0 billion in assets under management (of which 1 other pooled investment vehicle with $0.3 billion in total assets under management pays a performance fee).

	Robert E. Amodeo	26 registered investment companies with $28.4 billion in total assets under management	No other pooled investment vehicles.	17 other pooled investment vehicles with $2.0 billion in assets under management (of which 1 other pooled investment vehicle with $0.3 billion in total assets under management pays a performance fee).

	S. Kenneth Leech	117 registered investment companies with $177.7 billion in total assets under management	279 other pooled investment vehicles with $99.6 billion in assets under management (of which 7 other pooled investment vehicles with $1.1 billion in total assets under management pay a performance fee)	938 other pooled investment vehicles with $195 billion in assets under management (of which 102 other pooled investment vehicles with $22.8 billion in total assets under management pay a performance fee).

	Stephen A. Walsh	117 registered investment companies with $177.7 billion in total assets under management	279 other pooled investment vehicles with $99.6 billion in assets under management (of which 7 other pooled investment vehicles with $1.1 billion in total assets under management pay a performance fee)	938 other pooled investment vehicles with $195 billion in assets under management (of which 102 other pooled investment vehicles with $22.8 billion in total assets under management pay a performance fee).

Fund	Portfolio Manager(s)(1)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
New Jersey Municipals Fund	Joseph Deane	26 registered investment companies with $29.1 billion in total assets under management	No other pooled investment vehicles.	17 other pooled investment vehicles with $2.0 billion in assets under management (of which 1 other pooled investment vehicle with $0.3 billion in total assets under management pays a performance fee).

	David Fare	26 registered investment companies with $29.1 billion in total assets under management	No other pooled investment vehicles.	17 other pooled investment vehicles with $2.0 billion in assets under management (of which 1 other pooled investment vehicle with $0.3 billion in total assets under management pays a performance fee).

	S. Kenneth Leech	117 registered investment companies with $178.4 billion in total assets under management	279 other pooled investment vehicles with $99.6 billion in assets under management (of which 7 other pooled investment vehicles with $1.1 billion in total assets under management pay a performance fee)	938 other pooled investment vehicles with $195 billion in assets under management (of which 102 other pooled investment vehicles with $22.8 billion in total assets under management pay a performance fee).

	Stephen A. Walsh	117 registered investment companies with $178.4 billion in total assets under management	279 other pooled investment vehicles with $99.6 billion in assets under management (of which 7 other pooled investment vehicles with $1.1 billion in total assets under management pay a performance fee)	938 other pooled investment vehicles with $195 billion in assets under management (of which 102 other pooled investment vehicles with $22.8 billion in total assets under management pay a performance fee).

Fund	Portfolio Manager(s)(1)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Robert Amodeo	26 registered investment companies with $29.1 billion in total assets under management	No other pooled investment vehicles.	17 other pooled investment vehicles with $2.0 billion in assets under management (of which 1 other pooled investment vehicle with $0.3 billion in total assets under management pays a performance fee).

New York Municipals Fund	Joseph P. Deane	26 registered investment companies with $28.6 billion in total assets under management	No other pooled investment vehicles.	17 other pooled investment vehicles with $2.0 billion in assets under management (of which 1 other pooled investment vehicle with $0.3 billion in total assets under management pays a performance fee).

	David T. Fare	26 registered investment companies with $28.6 billion in total assets under management	No other pooled investment vehicles.	17 other pooled investment vehicles with $2.0 billion in assets under management (of which 1 other pooled investment vehicle with $0.3 billion in total assets under management pays a performance fee).

	Robert E. Amodeo	26 registered investment companies with $28.6 billion in total assets under management	No other pooled investment vehicles.	17 other pooled investment vehicles with $2.0 billion in assets under management (of which 1 other pooled investment vehicle with $0.3 billion in total assets under management pays a performance fee).

Fund	Portfolio Manager(s)(1)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	S. Kenneth Leech	117 registered investment companies with $177.9 billion in total assets under management	279 other pooled investment vehicles with $99.6 billion in assets under management (of which 7 other pooled investment vehicles with $1.1 billion in total assets under management pay a performance fee)

938 other pooled investment vehicles with $195 billion in assets under management (of which 102 other pooled investment vehicles with $22.8 billion in total assets under management pay a performance fee).

	Stephen A. Walsh	117 registered investment companies with $177.9 billion in total assets under management	279 other pooled investment vehicles with $99.6 billion in assets under management (of which 7 other pooled investment vehicles with $1.1 billion in total assets under management pay a performance fee)

938 other pooled investment vehicles with $195.0 billion in assets under management (of which 102 other pooled investment vehicles with $22.8 billion in total assets under management pay a performance fee).

Pennsylvania Municipals Fund	Joseph P. Deane	26 registered investment companies with $29.2 billion in total assets under management	No other pooled investment vehicles.	17 other pooled investment vehicles with $2.0 billion in assets under management (of which 1 other pooled investment vehicle with $0.3 billion in total assets under management pays a performance fee).

	David T. Fare	26 registered investment companies with $29.2 billion in total assets under management	No other pooled investment vehicles.	17 other pooled investment vehicles with $2.0 billion in assets under management (of which 1 other pooled investment vehicle with $0.3 billion in total assets under management pays a performance fee).

Fund	Portfolio Manager(s)(1)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Robert E. Amodeo	26 registered investment companies with $29.2 billion in total assets under management	No other pooled investment vehicles.	17 other pooled investment vehicles with $2.0 billion in assets under management (of which 1 other pooled investment vehicle with $0.3 billion in total assets under management pays a performance fee).

	S. Kenneth Leech	117 registered investment companies with $178.5 billion in total assets under management	279 other pooled investment vehicles with $99.6 billion in assets under management (of which 7 other pooled investment vehicles with $1.1 billion in total assets under management pay a performance fee)	938 other pooled investment vehicles with $195.0 billion in assets under management (of which 102 other pooled investment vehicles with $22.8 billion in total assets under management pay a performance fee).

	Stephen A. Walsh	117 registered investment companies with $178.5 billion in total assets under management	279 other pooled investment vehicles with $99.6 billion in assets under management (of which 7 other pooled investment vehicles with $1.1 billion in total assets under management pay a performance fee)	938 other pooled investment vehicles with $195.0 billion in assets under management (of which 102 other pooled investment vehicles with $22.8 billion in total assets under management pay a performance fee).

(1)

In addition to the accounts noted above, depending upon the role of a particular portfolio manager within the team structure for a given portfolio, these portfolio managers may also be involved with the management of other portfolios advised by the subadviser and its affiliates.

Portfolio Manager Compensation

Western Asset’s compensation system derives total compensation guidance for each employee based on annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These were determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for all of the portfolio managers listed in the table above.

The manager, the subadviser and the funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager, the subadviser and the individuals that they employ. For example, the manager and the subadviser each seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio managers determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, Western Asset has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of portfolio securities by each portfolio manager as of March 31, 2009.

Dollar Range of Ownership of Securities
Name of Fund	Joseph P. Deane	David Fare	S. Kenneth Leech	Stephen A. Walsh	Robert Amodeo
Intermediate-Term Municipals Fund	None	None	None	None	None
New Jersey Municipals Fund	None	None	None	None	None
New York Municipals Fund	None	None	None	None	None
Pennsylvania Municipals Fund	None	None	None	None	None

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), each fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the fund; costs (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Board members and employees; and litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to implement an expense cap or limitation, waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such expense caps, waivers and/or reimbursements are described in a fund’s Prospectus. The contractual and voluntary expense caps, fee waivers and/ or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Voluntary arrangements and certain contractual arrangements do not cover interest expenses.

A voluntary arrangement may be reduced or terminated at any time.

In order to implement an expense cap or limitation, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts forgone or reimbursed during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the expense cap or limitation. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the expense cap or limitation.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of each fund pursuant to a written agreement (as amended, the “Distribution Agreement”). Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGMI”), an indirect subsidiary of Citigroup Inc, served as a distributor for each fund. Prior to June 1, 2008, PFS Investments Inc. (“PFS”) served as a co-distributor for New York Municipals Fund.

Under the Distribution Agreement, the distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. The distributor offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by the distributor.

The Distribution Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. Dealer reallowances are described in each fund’s Prospectus.

Services and Distribution Plan

The Trust, on behalf of each fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, a fund may pay monthly fees to LMIS at an annual rate not to exceed the percentage set forth below of the average daily net assets of each class indicated. Each fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

Fund	Class	Fee
Intermediate-Term Municipals Fund	A C FI	0.15 0.75 0.25	% % %
New Jersey Municipals Fund	A B C FI	0.15 0.65 0.70 0.25	% % % %
New York Municipals Fund	A B C FI	0.15 0.65 0.70 0.25	% % % %
Pennsylvania Municipals Fund	A B C FI	0.15 0.65 0.70 0.25	% % % %

LMIS entered into an expense reimbursement agreement with respect to the funds whereby it will reimburse the portfolio for any 12b-1 fees that the fund has paid with respect to Class A shares for which the distributor has not incurred expenses pursuant to the 12b-1 Plan.

Fees under the 12b-1 Plan may be used to make payments to the distributor, Service Agents and other parties in respect of the sale of shares of the funds, for advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. Each fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses, the amount of the fees paid by a class of a fund during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan. This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the expenses exceed the fees provided for by the 12b-1 Plan, a fund will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to a fund, such as its manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the funds for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of a fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

For the fiscal year ended March 31, 2009, the fees paid by each fund to LMIS pursuant to the 12b-1 Plan are set out in the table below.

Name of Fund	Class A	Class B	Class C	Class FI	Total
Intermediate-Term Municipals Fund	$815,826	N/A	$1,993,272	N/A	$2,809,098
New Jersey Municipals Fund	$320,425	$81,112	$233,835	N/A	$635,372
New York Municipals Fund	$948,949	$233,488	$428,260	N/A	$1,610,697
Pennsylvania Municipals Fund	$186,258	$64,771	$164,272	N/A	$415,301

For the fiscal year ended March 31, 2009, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

Name of Fund	Class	Third Party Fees	Amortization	Marketing	Printing	Total Current Expenses
Intermediate-Term Municipals Fund	A	$815,826	$0	$0	N/A	$815,826
	C	$1,993,272	$0	$854,781	$4,591	$2,852,644
New York Municipals Fund	A	$948,949	$0	$0	N/A	$948,949
	B	$68,985	$43,282	$9,743	$1,704	$123,714
	C	$305,810	$116,165	$155,746	$1,248	$578,969
Pennsylvania Municipals Fund	A	$186,258	$0	$0	N/A	$186,258
	B	$17,613	$12,073	$5,033	$1,656	$36,375
	C	$107,236	$53,700	$83,650	$1,719	$246,305
New Jersey Municipals Fund	A	$320,424	$0	$0	N/A	$320,424
	B	$18,869	$16,062	$5,749	$1,594	$42,274
	C	$166,092	$65,396	$70,388	$1,757	$303,633

Initial Sales Charges

Class A Shares. For the 2007, 2008 and 2009 fiscal years, the approximate aggregate dollar amounts of commissions on Class A shares were as follows:

Name of Fund	Year Ended 03/31/07	Year Ended 03/31/08		Year Ended 03/31/09
Intermediate-Term Municipals Fund(1)	$2,000	$79,567	*	$437,740	†
New Jersey Municipals Fund	$10,000	$95,629	**	$324,601	††
New York Municipals Fund	$18,000	$278,820	***	$590,992	†††
Pennsylvania Municipals Fund	$400	$60,746	****	$261,524	††††

(1)	On March 16, 2007, Class B and Class O shares of Intermediate-Term Municipals Fund converted to Class A shares.
*	CGMI: $62,879/LMIS: $16,687
**	CGMI: $72,169/LMIS: $23,459
***	CGMI: $274,961/LMIS: $3,859
****	CGMI: $50,859/LMIS: $9,886
†	CGMI: $399,674/LMIS: $36,470/PFS $1,596
††	CGMI: $259,257/LMIS: $61,401/PFS: $3,943
†††	CGMI: $432,122/LMIS: $111,532/PFS: $47,338
††††	CGMI: $158,161/LMIS: $70,441/PFS $32,922

Contingent Deferred Sales Charges

As set forth in the Prospectuses, a contingent deferred sales charge may be imposed on certain redemptions of Class A, Class B and Class C (except for Intermediate-Term Municipals Fund) shares. The amount of the contingent deferred sales charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. See “Contingent Deferred Sales Charge Provisions” below.

	CDSC paid to LMIS Fiscal Year Ended 03/31/09
Name of Fund	Class A	Class B	Class C
Intermediate-Term Municipals Fund	$171,516	N/A	N/A
New Jersey Municipals Fund	$24,494	$6,664	$8,222
New York Municipals Fund	$165,789	$18,833	$28,616
Pennsylvania Municipals Fund	$0	$6,205	$9,191

	CDSC paid to CGMI Fiscal Year Ended 03/31/08
Name of Fund	Class A	Class B	Class C	Class O
Intermediate-Term Municipals Fund	$6,609	N/A	$549	N/A
New Jersey Municipals Fund	$5,848	$12,844	$2,992	N/A
New York Municipals Fund	$63,695	$37,125	$5,562	N/A
Pennsylvania Municipals Fund	$0	$6,271	$8,675	N/A

	CDSC paid to CGMI Fiscal Year Ended 03/31/07
Name of Fund	Class A	Class B	Class C		Class O
Intermediate-Term Municipals Fund(1)	$39,000	$4,000	N/A		N/A
New Jersey Municipals Fund	$7,000	$25,000	$0	(2)	N/A
New York Municipals Fund	$18,000	$59,000	$1,000		N/A
Pennsylvania Municipals Fund	$2,000	$17,000	$0	(2)	N/A

(1)	On March 16, 2007, Class B and Class O shares of Intermediate-Term Municipals Fund converted to Class A shares.
(2)	Amount represents less than $1,000.

Custodian and Transfer Agents

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the funds. State Street, among other things, maintains a custody account or accounts in the name of each fund, receives and delivers all assets for the funds upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the funds, and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies, nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. Each fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also may act as each fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

Boston Financial Data Services, Inc. (“BFDS” or “transfer agent”), located at 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as the funds’ transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by the funds. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for out-of-pocket expenses.

PNC Global Investment Servicing (U.S.) Inc. (“PNC” or “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as co-transfer agent with respect to shares purchased by clients of certain service providers. Under the co-transfer agency agreement with PNC, the transfer agent maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by the funds. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for out-of-pocket expenses.

Counsel

Bingham McCutchen LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as counsel to the funds.

Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report on each fund’s financial statements and financial highlights for the fiscal year ending March 31, 2010.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the funds, the manager, the subadviser and the distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the funds, the manager, the subadviser and the distributor are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for each fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA will utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and a fund, the board of directors of LMPFA will consider how to address the conflict and/or how to vote the proxies. LMPFA will maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA will be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to a fund’s portfolio securities are voted and are attached as Appendix F to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the funds’ website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

See a fund’s Prospectus for a discussion of which classes of shares of that fund are available for purchase and who is eligible to purchase shares of each class.

Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from a fund. When purchasing shares of a fund, investors must specify the class of shares being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge, as described in your fund’s Prospectus.

The distributor and Service Agents may receive a portion of the sales charge as described in your fund’s Prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% (0.50% for Intermediate-Term Municipals Fund) on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class B and

Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason; (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”); (iii) current employees of Legg Mason and its subsidiaries; (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21); and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The funds reserve the right to waive or change minimums, to decline any order to purchase shares and to suspend the offering of shares from time to time.

Class B and Class C Shares. Class B and Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions (except that no contingent deferred sales charge is payable with respect to Class C shares of Intermediate-Term Municipals Fund). See “Contingent Deferred Sales Charge Provisions.”

Class FI and Class I Shares. Class FI and Class I shares are sold at net asset value with no initial sales charge and no contingent deferred sales charge upon redemption.

The following persons are eligible to purchase Class I shares of a fund: (i) current employees of the fund’s manager and its affiliates; (ii) current and former board members of investment companies managed by affiliates of Legg Mason; (iii) current and former board members of Legg Mason; and (iv) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50.

Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of that fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss. A fund may change or cancel its conversion policies at any time, upon 60 days’ written notice to its shareholders.

Systematic Investment Plan

Shareholders may purchase additional Class A and Class C shares of a fund through a service known as the Systematic Investment Plan. For information about the Systematic Investment Plan, please see each fund’s Prospectus. A shareholder who has insufficient funds to complete a pre-authorized transfer may be charged a fee of up to $25 by a service agent or the transfer agent. Additional information is available from the fund or a Service Agent.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value (“NAV”) without an initial sales charge in the following circumstances:

(a)	sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) by the “immediate families” of such persons and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b)

sales to any employees of Service Agents having dealer, service or other selling agreements or other arrangements with the distributor and to the immediate families of such persons or a pension, profit-

sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c)	offers of Class A shares to any other investment company to effect the combination of such company with a fund by merger, acquisition of assets or otherwise;

(d)	purchases by shareholders who have redeemed Class A shares in a fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e)	purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(f)	purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Accumulation Privilege—Please see your fund’s Prospectus for information regarding accumulation privileges.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of five Asset Level Goal amounts, as follows:

(1) $100,000

(2) $250,000

(3) $500,000

(4) $750,000

(5) $1,000,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter of Intent will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter of Intent, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Generally, any shares of a fund sold by the distributor may be credited towards your Asset Level Goal. Shares of certain money market funds acquired by exchange from other funds offered with a sales charge and sold by the distributor may be credited toward your Asset Level Goal.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of the Letter of Intent. You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted, will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal, whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter of Intent before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class B shares; (b) Class C shares, other than Class C shares of Intermediate-Term Municipals Fund; and (c) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class C shares (other than Class C shares of Intermediate-Term Municipals Fund) and Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. Class C shares of Intermediate-Term Municipals Fund are subject to a 0.50% contingent deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed, as further described in the Prospectus. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

Class B shares will convert automatically to Class A shares approximately eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) involuntary redemptions; (e) redemptions of shares to effect a combination of a fund with any investment company by merger, acquisition of assets or otherwise; and (f) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Determination of Public Offering Price

Each fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of a fund, as applicable, is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A, B and C shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of each fund based on the net asset value of a share of the fund as of March 31, 2009.

Fund

Intermediate-Term Municipals Fund	Class A (net asset value of $5.98 and a maximum initial sales charge of 2.25%)	$6.12

New Jersey Municipals Fund	Class A (net asset value of $11.81 and a maximum initial sales charge of 4.25%)	$12.33

New York Municipals Fund	Class A (net asset value of $12.90 and a maximum initial sales charge of 4.25%)	$13.47

Pennsylvania Municipals Fund	Class A (net asset value of $12.39 and a maximum initial sales charge of 4.25%)	$12.94

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for protection of a fund’s shareholders.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders, as described in the funds’ Prospectuses. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in a fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust

it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in a fund at the same time that he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or, if permitted, between classes of a fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agents. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month, however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the applicable fund’s Prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Each fund’s Prospectus describes the requirements for exchanging shares of the fund.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value. Each fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class C shares of Intermediate-Term Municipals Fund may be exchanged for Class C shares of an equity or long-term fixed-income fund sold by the distributor, and such exchange will be subject to the contingent deferred sales charge of the fund into which the exchange is made. Such contingent deferred sales charge will be measured from the date of the exchange.

Additional Information Regarding the Exchange Privilege

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent trading of fund shares” in each fund’s Prospectus.

During times of drastic economic or market conditions, each fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The net asset value per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. Please see each fund’s Prospectus for a description of the procedures used by the fund in valuing its assets.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for each fund’s portfolio decisions and the placing of each fund’s portfolio transactions with respect to assets allocated to the subadviser.

Pursuant to the Subadvisory Agreements, the subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) to a fund and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduced its expenses as a fund’s subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for a fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing a fund. Not all of these research services are used by the subadviser in managing any particular account, including the funds. For the fiscal year ended March 31, 2009, none of funds paid commissions to brokers that provided research services.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. A fund will pay a spread or commission in connection with such transactions.

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of the subadviser’s other clients. Investment decisions for a fund and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security.

Under the subadviser’s procedures, portfolio managers and their trading desks may seek to aggregate (or “bunch) orders that are placed or received concurrently for more than one fund or account managed by the subadviser. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. In other cases, however, the ability of the fund or account to participate in volume transactions will produce better executions for the fund or account. Certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

For the fiscal year ended March 31, 2009, the funds did not direct any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

As of December 1, 2007, Citigroup Global Markets Inc. (“CGMI”) no longer serves as a distributor of the funds and, as of June 1, 2008, PFS Investments Inc. (“PFS”) no longer serves as a distributor of New York Municipals Fund. No brokerage commissions were paid to CGMI or PFS by any fund during its last three fiscal years.

Aggregate Brokerage Commissions Paid

For the fiscal years ended March 31, 2007, 2008 and 2009, no fund paid any brokerage commissions for portfolio transactions.

LMIS is an underwriter of the funds under the 1940 Act. For the fiscal years ended March 31, 2007, 2008 and 2009, no fund paid any brokerage commissions to LMIS or its affiliates.

During the fiscal year ended March 31, 2009, no fund held securities issued by the fund’s regular broker/dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

For funds in the Legg Mason Partners family of funds, the funds’ boards have adopted policies and procedures developed by the funds’ manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a fund’s portfolio holdings is in the best interests of the fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of the manager, the distributor or their affiliates be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

The manager’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter-end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month-end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end, and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (for fixed-income and money market funds), performance attribution (e.g., analysis of the fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s board.

The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions to the policies are reported annually to each fund’s board.

Generally, the funds disclose their complete portfolio holdings approximately 25 days after calendar quarter-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors. As an exception to the policy, a fund may disclose its complete portfolio holdings earlier on that website.

Set forth below is a list, as of March 31, 2009, of those parties with whom the manager, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Risk Metrics Group (formerly Institutional Shareholders Services) (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Thomson/Vestek	Daily	None
Factset	Daily	None
The Bank of New York Mellon	Daily	None
Thomson	Semi-annually	None
SunGard/Protogent (formerly Dataware)	Daily	None
ITG	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
RogersCasey (equest)	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 Business Days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
SunTrust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night*	1 Business Day*
Moody’s (Rating Agency)	Monthly*	6-8 Business Days*
Electra Information Systems	Daily	None
Cabot Research	Weekly	None
Goldman Sachs	Daily	None
Chicago Mercantile Exchange	Daily	None
Canterbury Consulting	Quarterly	25 Days after Quarter End
Broadridge	Daily	None
DST International	As necessary	Varies
Interactive Data Corp.	Daily	None
Citigroup Global Markets Inc.	Daily	None

*	For a money market fund, the frequency of the release of this information to this recipient may be weekly and there may be no delay in the release of the information.

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties who have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account may be able to infer the portfolio holdings of the fund from the portfolio holdings in the investor’s account.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the funds and their shareholders. This discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

As described above and in the Prospectuses, each fund is designed to provide investors with current income, in the form of “exempt-interest dividends,” which is excluded from gross income for regular federal income tax purposes and, except for Intermediate-Term Municipals Fund, exempt from otherwise applicable state and/or local personal income taxes in a particular state. No fund is intended to be a balanced investment program, and the funds are not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in any fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because those investors would not gain any additional tax benefit from the receipt of tax-exempt income.

The Funds and Their Investments

Each fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, each fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

A fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, each fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the applicable fund’s distributions, to the extent derived from the fund’s current and accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains would be taxable to shareholders as ordinary income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The funds anticipate that they will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

Each fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) may require each fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause each fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

A fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in such fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by such fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund for more than one year. In general, the funds will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

A fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

On March 31, 2009, the unused capital loss carryovers, by fund, were approximately as follows: Intermediate-Term Municipals Fund, $35,074,159; New Jersey Municipals Fund, $8,783,532; New York Municipals Fund, $12,446,630; Pennsylvania Municipals Fund, $2,861,601. For Federal income tax purposes, these amounts are available to be applied against future capital gains of the fund that has the carryovers, if any, that are realized prior to the expiration of the applicable carryover. The carryovers expire as follows:

Fund	2009	2010	2011	2012	2013	2014	2015
Intermediate-Term Municipals Fund	$—	$214,462	$5,555,681	$2,928,764	$21,780,086	$4,311,329	$283,837
New Jersey Municipals Fund	—	506,701	—	712,492	7,311,093	253,246
New York Municipals Fund	—	—	—	—	12,429,695	16,935
Pennsylvania Municipals Fund	—	—	—	—	2,861,601	—

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by shareholders of that fund at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the applicable fund upon timely filing appropriate returns or claims for refund with the IRS.

Exempt-interest dividends paid by a fund are exempt from regular federal income taxes. Dividends of other net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a fund designates as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund.

Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a taxable dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such distribution may nevertheless be taxable to them.

Because each fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares is not deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to shares of a fund and if such shares are held by the shareholder for six months or less, then any loss on the sale or exchange of such shares may, to the extent of exempt-interest dividends, be disallowed. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from a fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, any portion of an exempt-interest dividend paid by a fund that represents income derived from certain revenue or private activity bonds held by that fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes.

Shareholders should consult their own tax advisors to determine whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Sales of Shares. Upon the sale or exchange of his or her shares in a fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or fewer will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and, to the extent not disallowed, will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder of a fund recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. A fund may be required in certain circumstances to apply backup withholding at the rate of 28% on dividends (including exempt-interest dividends), distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Taxation of Non-U.S. Shareholders.”

Notices. Shareholders of each fund will receive, if appropriate, various written notices after the close of that fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by that fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, such effectively connected dividends will be subject to regular U.S. income tax as if the

non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of the excess of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of a fund.

For fund taxable years beginning before January 1, 2010, the 30% withholding tax will not apply to dividends that a fund designates as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

State Tax Information

Investors purchasing municipal obligations of their state of residence, or a fund comprised of such obligations, should recognize that the benefits of the exemption from state and local taxes, in addition to the exemption from federal taxes, necessarily limit the fund’s ability to diversify geographically.

New Jersey Taxes. It is intended that the fund will be treated as a “qualified investment fund” under New Jersey law, and as a result, distributions paid by the fund will generally not be subject to the personal income tax imposed under State law, the New Jersey gross income tax. To be classified as a qualified investment fund 80% of the aggregate principal amount of the fund’s investments must consist of New Jersey Municipal Securities. Only that portion of each distribution which represents income or gains attributable to investments that are not exempt from State or local tax under New Jersey or federal law will be subject to the New Jersey personal income tax. In addition, as long as the fund is a qualified investment fund net gains from the redemption of shares of the fund or from the disposition of interests in the fund will also be exempt from New Jersey personal income taxes. Note that the New Jersey gross income tax is not applicable to corporations. For all corporations which are subject to the New Jersey Corporation Business Tax, dividends and distributions from a qualified investment fund are included in the tax base for purposes of computing the net income tax portion of the Corporation Business Tax and may be included in the gross receipts base for purposes of computing alternative minimum assessment portion of the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base and may be added to the gross receipts base for purposes of computing the Corporation Business Tax. Shares of the fund are not subject to property taxation by New Jersey.

The foregoing is only a brief summary of some of the tax considerations generally affecting shareholders of New Jersey Municipals Fund who are New Jersey residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

New York State and City Taxes. New York residents who are shareholders of New York Municipals Fund will not be subject to New York State or New York City personal income taxes on exempt-interest dividends attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, as well as certain other obligations the interest on which is considered exempt for New York State and New York City purposes. Exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions.

The foregoing is only a brief summary of some of the tax considerations generally affecting shareholders of New York Municipals Fund who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

Pennsylvania Taxes. Exempt-interest dividends distributed by Pennsylvania Municipals Fund will not be subject to the Pennsylvania personal income tax, the corporate net income tax or to the Philadelphia school district investment income tax to the extent that the dividends are attributable to interest received by the fund from its investments in Pennsylvania municipal obligations and U.S. Government obligations, including obligations issued by U.S. possessions. For Pennsylvania personal income tax purposes, capital gain distributions are treated as ordinary dividends and are taxed at ordinary income tax rates.

The foregoing is only a brief summary of some of the tax considerations generally affecting shareholders of the Pennsylvania Municipals Fund who are Pennsylvania residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

THE TRUST

The Trust. The certificate of trust to establish Legg Mason Partners Income Trust was filed with the State of Maryland on October 4, 2006. As of April 16, 2007, each fund was redomiciled as a series of the Trust. Prior thereto, each fund was series of Legg Mason Partners Income Funds, a Massachusetts business trust. Prior to reorganization of each fund as series of Legg Mason Partners Income Funds, each fund (other than New Jersey Municipals Fund) were series of Legg Mason Partners Municipal Funds, a Massachusetts business trust and New Jersey Municipals Fund was a Maryland corporation.

Each fund is an open-end, management investment company.

Each fund is a series of the Trust, which is a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the Trust’s declaration of trust (the “Declaration”) are described below.

Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. A Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration limits a Trustee’s liability to the Trust or any shareholder to the full extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, audit committee financial expert or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Declaration also requires that shareholders owning shares representing at least 5% of the voting power of the affected funds must join in bringing the derivative action. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the funds. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

The Declaration further provides that the funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the funds are obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the funds be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

LEGAL MATTERS

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”), a former distributor of each fund and other affiliated funds

(collectively, the “Funds”), and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including Intermediate-Term Municipals Fund, New Jersey Municipals Fund, New York Municipals Fund, and Pennsylvania Municipals Fund, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the identified Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U. S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

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On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI, a former distributor of the funds, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors

Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

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Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

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On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

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The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of each fund (Statement of Assets and Liabilities, including the Schedule of Investments, as of March 31, 2009, Statement of Operations for the year ended March 31, 2009, Statement of Changes in Net Assets for each of the years in the two-year period ended March 31, 2009, Financial Highlights for each of the years or periods in the five-year period ended March 31, 2009, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the March 31, 2009 Annual Report to Shareholders of each fund), are incorporated by reference into this SAI (filed on June 5, 2009, June 4, 2009, June 3, 2009 and June 4, 2009, respectively, EDGAR Accession Numbers 0001193125-09-125820 (with respect to Intermediate-Term Municipals Fund), 0001193125-09-124993 (with respect to New Jersey Municipals Fund), 0001193125-09-124084 (with respect to New York Municipals Fund), and 0001193125-09-125003 (with respect to Pennsylvania Municipals Fund)).

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Corporate Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax-Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale.

Description of Moody’s Investors Service, Inc.’s US Municipal Long-Term Debt Ratings:

Municipal Ratings are based upon the analysis of five primary factors relating to municipal finance: market position, financial position, debt levels, governance, and covenants. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating category from “Aa” through “Caa.” The modifier “1” indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

Description of Moody’s Investors Service, Inc.’s Short-Term Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels-MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper.

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Description of Standard & Poor’s Ratings Group’s Municipal Ratings Definitions:

Description of Standard & Poor’s Ratings Group’s Short-Term Notes Ratings:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings’ Long-Term Credit Ratings:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies are generally assigned Issuer Default Ratings (“IDRs”). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings web-site.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B—Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC—Substantial credit risk. Default is a real possibility.

CC—Very high levels of credit risk. Default of some kind appears probable.

C—Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include: (1) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (2) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; and (3) Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD—Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include: (1) the selective payment default on a specific class or currency of debt; (2) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (3) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and (4) execution of a coercive debt exchange on one or more material financial obligations.

D—Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Long-Term IDR categories below ‘B’.

Description of Fitch Ratings’ Short-Term Credit Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D—Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Notes to Fitch Ratings’ Long-Term and Short-Term Credit Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved, or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlooks: Rating Outlooks indicate the direction a rating is likely to move over a one to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance, to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales, and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon the agency’s expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer’s decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

Interest-Only Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal-Only Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

Rate of Return Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Paid-In-full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

NR: Fitch Ratings does not publicly rate the issuer or issue in question.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

APPENDIX B

ADDITIONAL INFORMATION CONCERNING NEW JERSEY MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the state of New Jersey (“New Jersey” or the “State”). The sources of payment for New Jersey municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last two paragraphs hereof, is derived solely from information contained in official statements relating to offerings of New Jersey bond issues, the most recent such official statement being dated April 16, 2009 and containing financial and other information dated March 31, 2009. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The funds have not independently verified, and are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any New Jersey issuer.

GENERAL INFORMATION

New Jersey is the eleventh largest state in population and the fifth smallest in land area. With an average of 1,171 persons per square mile, it is the most densely populated of all the states. New Jersey is located at the center of the megalopolis which extends from Boston to Washington D.C., and which includes over one-fifth of the country’s population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State’s economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine’s top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in the State.

The State’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey is bordered on the east by the Atlantic Ocean and on the north and northwest by lakes and mountains, providing recreation for both residents and tourists. Since 1976, casino gambling in Atlantic City has been an important State tourist attraction.

New Jersey’s population grew rapidly following World War II before slowing to an annual rate of 0.27% in the 1970’s. Between 1980 and 1990, the annual rate of growth rose to 0.51%, and to 0.83% between 1990 and 2000. While this growth rate is below that of the nation, it compares favorably with other Middle Atlantic states. However, the increase in the State’s population during the past quarter century masks the redistribution of the population within the State. There has been a significant shift from the northeastern industrial areas towards coastal and central counties within the State. According to the United States Bureau of the Census, the population of New Jersey was 7,365,000 in 1980, 7,730,188 in 1990, 8,414,350 in 2000, and is estimated at 8,683,000, as of December 2008.

ECONOMIC OUTLOOK

New Jersey’s economy weakened significantly in 2008. Payroll employment decreased at an average annual rate of 0.5% in 2008 after growing very slowly at an average annual rate of 0.2% in 2007. The New Jersey Department of Labor and Workforce Development’s 2008 benchmarked data reflects the deterioration in the employment conditions in the State. Payroll employment decreased by 85,700 jobs (or by 2.1%) between

December 2007 and December 2008. The State’s level of employment in February 2009 of 3.968 million remained below the 4.0 million mark for the second time since December 2008. Previously, the State’s level of employment had been above the 4.0 million mark for fifty-four consecutive months.

New Jersey’s payroll employment declined by 3.0% (a loss of 121,700 jobs) in February 2009, compared to February 2008. Most of the job losses were in professional and business services (a loss of 42,700 jobs), manufacturing (a loss of 29,600 jobs), trade, transport and utility services (a loss of 20,600 jobs), construction (a loss of 20,400 jobs) and financial services (a loss of 16,700 jobs). Education and health services reported the largest single gain (adding 13,600 jobs), followed by the public sector which added 1,700 jobs during the same period.

As of March 2009, the generally declining labor market conditions had kept the State’s unemployment rate above 5.0% for ten straight months since May 2008. The State’s unemployment rate averaged 5.5% in 2008. The State’s unemployment rate increased to 8.2% in February 2009, and rose above the national unemployment rate of 8.1% in February 2009 for the first time since October 2006.

According to the United States Commerce Department, Bureau of Economic Analysis in a release dated March 24, 2009, the preliminary growth rate for New Jersey’s personal income of 1.8% for the fourth quarter of 2008 came in below the revised growth rate of 3.4% for the third quarter of 2008. Given the general economic recession in the national economy, the average annual growth in personal income for New Jersey was expected to slow down significantly in 2009.

The State expects the housing sector to continue to weaken in the months ahead with housing permits in 2008 to stay below 20,000 units, below the 26,000 plus units for 2007 and well below the peak of 39,000 units in 2005. Vehicle registrations declined in calendar year 2008 by 15.3%, following a 4.3% decline in 2007. New vehicle registrations for the fiscal year through February 2009 declined by 23.3% percent as compared to February 2008. As of March 31, 2009, new vehicle registrations were projected to remain below the 500,000 level in 2009 and 2010.

New Jersey and the nation are expected to continue to experience further deterioration in near-term economic growth in 2009. According to the Beige Book on economic performance released by the Federal Reserve Board on March 4, 2009, the Federal Reserve Board stated that economic conditions continued to deteriorate through February 2009 and indicated that a turnaround in the national economy was not expected until late 2009 or early 2010. The latest New Jersey economic forecasts as of March 31, 2009 from Global Insight, Moody’s Economy.com and Rutgers University expect recessionary conditions to continue through 2009, with credit still tight and financial markets in continued turmoil.

As of March 31, 2009, New Jersey’s economy is expected to follow the national trend in 2009. Employment is projected to decrease by an average annual rate of approximately 3.0% in 2009 and a further decrease of 0.3% in 2010. Personal income is expected to contract by 0.4% in 2009 and improve to a growth rate of approximately 3.0% in 2010. Further weakness in the housing sector is expected in 2009, with the housing sector expected to stabilize in 2010.

Inflation is expected to remain low during the economic recession and may not be a serious concern until consumer spending revives. The future economic outlook hinges on the success of the federal economic stimulus package and supportive fiscal and monetary polices. Availability of credit, stability in the financial markets and improvements in consumer and business confidence are critical factors necessary for an economic turnaround nationally and in New Jersey.

With the passage of the 2009 federal economic stimulus package along with supportive monetary and fiscal policies, the State expects that economic growth will stabilize and improve in 2010 and beyond. However, the State and the nation may experience further near-term deterioration in growth and the expected pace of economic expansion may decline further if consumers, investors, and businesses become more concerned about the unemployment rate, credit availability, financial market stresses, and geopolitical tensions.

STATE FINANCES AND CONSTITUTIONAL LIMITATIONS

Budget Limitations

The State Constitution provides, in part, that no money shall be drawn from the State Treasury but for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the appropriations contained therein, together with all prior appropriations made for the same fiscal period, shall exceed the total amount of the revenue on hand and anticipated to be available to meet such appropriations during such fiscal period, as certified by the Governor.

Debt Limitations

The State Constitution further provides, in part, that the State Legislature shall not, in any manner, create in any fiscal year a debt or liability of the State, which, together with any previous debts or liabilities, shall exceed at any time one percent of the total appropriations for such year, unless the same shall be authorized by a law for some single object or work distinctly specified therein. No such law shall take effect until it shall have been submitted to the people at a general election and approved by a majority of the legally qualified voters voting thereon; provided, however, no such voter approval is required for any such law authorizing the creation of a debt for a refinancing of all or any portion of the outstanding debts or liabilities of the State, so long as such refinancing shall produce a debt service savings. Furthermore, any funds raised under these authorizations must be applied only to the specific object stated therein. The State Constitution provides as to any law authorizing such debt: “Regardless of any limitation relating to taxation in this Constitution, such law shall provide the ways and means, exclusive of loans, to pay the interest of such debt or liability as it falls due, and also to pay and discharge the principal thereof within thirty-five years from the time it is contracted; and the law shall not be repealed until such debt or liability and the interest thereon are fully paid and discharged.” These constitutional provisions do not apply to the creation of debts or liabilities for purposes of war, or to repel invasion, or to suppress insurrection or to meet emergencies caused by disaster or act of God.

The Debt Limitation Clause of the New Jersey Constitution was amended by the voters on November 4, 2008. The amendment provides that, beginning after the effective date of the amendment, the State Legislature is prohibited from enacting any law that creates or authorizes the creation of a debt or liability of an autonomous State corporate entity, which debt or liability has a pledge of an annual appropriation as the means to pay the principal of and interest on such debt or liability, unless a law authorizing the creation of that debt or liability for some single object or work distinctly specified therein shall have been submitted to the people and approved by a majority of the legally qualified voters of the State voting thereon at a general election. The constitutional amendment does not require voter approval for any such law providing the means to pay the principal of and interest on such debt or liability subject to appropriations of an independent non-State source of revenue paid by third persons for the use of the single object or work thereof, or from a source of State revenue otherwise required to be appropriated pursuant to another provision of the State Constitution. Furthermore, voter approval is not needed for any law providing for the refinancing of all or a portion of any outstanding debts or liabilities of the State or of an autonomous State corporate entity provided that such law requires that the refinancing produces debt service savings.

New Jersey’s Budget and Appropriation System

The State operates on a fiscal year beginning July 1 and ending June 30. For example, “Fiscal Year 2009” refers to the State’s fiscal year beginning July 1, 2008 and ending June 30, 2009.

Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be ascertained or reasonably foreseen, must be provided for in one general appropriations law covering one and the same fiscal year. No general appropriations law or other law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

New Jersey’s budget process is comprehensive and inclusive, involving every department and agency in the Executive Branch, the Legislature, the Judicial Branch, and through a series of public hearings, the citizens of the State. The budget process begins in the summer prior to the following fiscal year with preliminary projections of revenues and expenditures, which are the basis for development of budget targets for each branch, department and agency. Individual departments and agencies are required to prepare a funding plan or strategy for operating within the established target in the following fiscal year, which funding plan or strategy includes an analysis of the costs, benefits and priorities of every program. The funding plans and strategies are the foundations for revenue and spending decisions that are ultimately incorporated into the Governor’s Budget Message.

The New Jersey Statutes contain provisions concerning the budget and appropriation system. On or before October 1 in each year, each Department, Board, Commission, Office or other Agency of the State must file with the Director of the Division of Budget and Accounting in the New Jersey Department of the Treasury (the “Budget Director”) a request for appropriation or permission to spend specifying all expenditures proposed to be made by such spending agency during the following fiscal year. The Budget Director then examines each request and determines the necessity or advisability of the appropriation request. The Budget Director may hold hearings, open to the public, during the months of October, November and December and review the budget requests with the agency heads. On or before December 31 of each year or such other time as the Governor may request, after review and examination, the Budget Director submits the requests, together with his or her findings, comments and recommendations, to the Governor. It is then the responsibility of the Governor to examine and consider all requests and formulate his or her budget recommendations.

The Governor’s budget message (the “Governor’s Budget Message”) is presented by the Governor during an appearance before a joint session of the State Legislature which shall be convened at 12 Noon on a date on or before the fourth Tuesday in February in each year. The Governor’s Budget Message must include the proposed complete financial program of the State government for the next ensuing fiscal year and must set forth in detail each source of anticipated revenue and the purposes of recommended expenditures for each spending agency. After a process of legislative committee review (including testimony from the State Treasurer), the budget, in the form of an appropriations bill, must be approved by the Senate and Assembly and must be submitted to the Governor for review. Upon such submissions, the Governor may approve the bill, revise the estimate of anticipated revenues contained therein, delete or reduce appropriation items contained in the bill through the exercise of his or her line-item veto power, or veto the bill in its entirety. Like any gubernatorial veto, such action may be reversed by a two-thirds vote of each House of the State Legislature. In addition to anticipated revenues, the annual Appropriations Act (defined below) also provides for the appropriation of non-budgeted revenue to the extent such revenue may be received and permits the corresponding increase of appropriation balances from which expenditures may be made. The State Legislature enacts an appropriations act on an annual basis (the “Appropriations Act”) which provides the basic framework for the operation of the General Fund.

Executive Order No. 103, issued by the Governor on June 30, 2008, directs the Executive Branch of State government to present an annual budget message which shall not request or recommend appropriations of the State in an amount in excess of the certified amount of recurring revenues for the fiscal year for which the budget recommendation is made, except for some limited exceptions. Further, for fiscal years beginning on and after July 1, 2009, the Executive Branch is required not to request or recommend appropriations in excess of the certified amount of recurring revenue, and any excess revenue shall be credited or appropriated to the Long-Term Obligation and Capital Expenditure Fund (“LTOCEF”) for the purpose of paying for capital improvements, retiring and defeasing debt or making supplemental payments to reduce unfunded post-retirement health benefits liability and to reduce the unfunded pension liabilities of State’s pension funds. Due to the State’s economic situation, Executive Order No. 103 has been suspended for Fiscal Year 2010 by Executive Order No. 135 issued by the Governor on March 10, 2009, and monies in the LTOCEF have been appropriated pursuant to supplemental appropriation acts to other purposes.

During the course of the fiscal year, the Governor may take steps to reduce State expenditures if it appears that revenues have fallen below those originally anticipated. There are additional means by which the Governor may ensure that the State does not incur a deficit. Under the State Constitution, no supplemental appropriation may be enacted after adoption of an annual Appropriations Act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

If a general appropriation law is not enacted prior to the July 1 deadline, under the State Constitution, no moneys can be withdrawn from the State treasury. In the one case where this occurred, for Fiscal Year 2007, the Governor declared a state of emergency and mandated the orderly shutdown of State government, other than services and functions of State government directly related to the preservation and protection of human life and safety, the protection of property, the adoption of the annual Appropriation Act and such functions of the Judicial Branch as determined by the Chief Justice. The State Treasurer and the Budget Director were authorized to obligate funds for such essential services. The Division of Lottery ceased selling tickets; parks and beaches were closed and casinos, which by law could not operate without state regulators, were shutdown. A statutory amendment enacted on June 27, 2008 provides for the ability of casinos and racetracks to operate for seven calendar days during a state of emergency, including a shutdown of State government for failure to enact the Appropriations Act, despite the absence of State regulators. If a shutdown occurs, no moneys, other than available amounts already held under bond financing documents will be available to make payments on obligations paid from State revenue subject to annual appropriation.

INDEBTEDNESS AND OTHER STATE RELATED OBLIGATIONS

General Obligation Bonds

The State finances certain capital projects through the sale of general obligation bonds of the State. General obligation bond acts are both legislatively and voter-approved and are backed by the State’s full faith and credit. As of June 30, 2008 the State had $2.8 billion of State general obligation bonds outstanding with another $702.4 million of bonding authorization remaining from various State general obligation bond acts. The recommended appropriation for debt service on the State’s general obligation bonds is $408.6 million for Fiscal Year 2010.

Tax and Revenue Anticipation Notes

In Fiscal Year 1992, the State initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. On September 11, 2008, the State issued $1.8 billion of its Tax and Revenue Anticipation Notes, Series Fiscal 2009 A. The notes were slated to mature on June 25, 2009.

Such tax and revenue anticipation notes do not constitute a general obligation of the State or a debt or liability within the meaning of the State Constitution. Such notes constitute special obligations of the State payable solely from monies on deposit in the General Fund and the Property Tax Relief Fund and legally available for such payment.

“Moral Obligation” Financing

The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as “moral obligation” bonds. There is no statutory limitation on the amount of “moral obligation” bonds which may be issued by eligible State entities.

New Jersey Housing and Mortgage Finance Agency

Neither the New Jersey Housing and Mortgage Finance Agency nor its predecessors, the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency, have had a deficiency in a debt service reserve fund which required the State to appropriate funds to meet its “moral obligation.” It is anticipated that this agency’s revenues will continue to be sufficient to pay debt service on its bonds.

South Jersey Port Corporation

The State, under its “moral obligation,” has provided the South Jersey Port Corporation (the “Port Corporation”) with funds to replenish its debt service reserve fund to the extent drawn upon by the Port Corporation when earned revenues are anticipated to be insufficient to cover these obligations. Such payments to the Port Corporation are subject to appropriation by the State Legislature.

Higher Education Student Assistance Authority

The Higher Education Student Assistance Authority (“HESAA”) has not had a revenue deficiency which required the State to appropriate funds to meet its “moral obligation.” It is anticipated that HESAA’s revenues will continue to be sufficient to pay debt service on its bonds. HESAA has issued auction rate bonds whose interest costs have increased due to the ongoing failures in the auction rate bond market; however, cash flows from the repayment of student loans originally funded from bond proceeds have been sufficient to meet debt service obligations. HESAA issued $350.0 million in fixed rate bonds in July 2008. This issue funded new loans and included a surety bond as the deposit in the debt service reserve fund. To the extent that the surety is drawn upon, the State Legislature may be required to replenish the debt service reserve fund, subject to annual appropriation.

Obligations Supported by State Revenue Subject to Annual Appropriation

The State has entered into a number of leases and contracts (collectively, the “Agreements”) with several governmental authorities to secure the financing of various State projects. Under the terms of the Agreements, the State has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on interest rate exchange agreements (“swap agreements”). Under such swap agreements, the issuer will make periodic payments to the swap counterparty at a fixed rate of interest, and will receive periodic payments from the swap counterparty at a variable rate of interest, such interest calculations based on the principal or “notional” amount of the swap agreement. If the swap agreement is terminated prior to its stated termination date, either the issuer or the swap counterparty may be required to make a termination payment to the other party. The State’s obligation to make payments under the swap agreements is subject to appropriation by the State Legislature. The State Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations.

The dislocation occurring in the auction rate and variable rate bond markets has caused interest rates paid on auction rate and variable rate bonds to increase. At the same time floating rate payments received from swap counterparties have declined. This mismatch between receipts and payments caused an increase in interest expense on the State’s obligations.

The State has entered into swap agreements with eleven different counterparties. The State’s outstanding notional amount of swap agreements with any single counterparty does not exceed 24.0% of the State’s total outstanding notional amount. As of June 30, 2008, the mark-to-market value of the swap agreements are negative for the State indicating that the State has no credit exposure to its swap counterparties. If the ratings of a counterparty were to be reduced below levels specified in the documentation relating to its swap agreements with the State and at such time the State did have in excess of a specified amount of credit exposure to such counterparty, the counterparty would be required to provide collateral to support all or a portion of the State’s credit exposure. No assurance can be given that the ratings of the counterparties will be maintained at current levels or that the mark-to-market value of the swaps will not change to create credit exposure by the State to one or more counterparties.

The principal amount of bonds which may be issued and the notional amount of swaps which may be entered into by such governmental authorities is, in certain cases, subject to specific statutory dollar ceilings or programmatic restrictions which effectively limit such amounts. In other cases, there are currently no such ceilings or limitations. In addition, the State Legislature may at any time impose, remove, increase or decrease applicable existing ceilings and impose, modify or remove programmatic restrictions. The State Legislature may also authorize new leases and contracts with governmental authorities to secure the financing of projects and programs in the future.

The State expects that additional obligations supported by State revenues subject to appropriation will be issued during Fiscal Year 2009 and future Fiscal Years. The amount of such obligations issued in the future could be significant. The amendment to the Debt Limitation Clause may reduce future authorizations of obligations supported by State revenues subject to appropriation. The State Legislature is not legally obligated to appropriate amounts for the payment of such debt service in any year, and there can be no assurance that the State Legislature will make any such appropriations. Future legislative action may depend in part on various factors including the financial condition of the State.

Variable Rate Bonds

During Fiscal Year 2008 significant problems developed in both the taxable and tax-exempt variable rate demand bond market and the auction rate bond market, whereby the “AAA” rated bond insurers’ exposure to the sub-prime mortgage crisis negatively impacted the bonds that they insured. Several bond insurers experienced rating downgrades by some or all three rating agencies. A limited number of bond insurers remain rated “AAA” while others are below “BBB-” (non-investment grade). The “AAA” ratings were an essential part of the operation of the variable rate demand and auction rate bond markets, as many investors generally required a “AAA” rating as a minimum requirement for their purchase of such bonds.

The State, through various independent State authorities, had $4.05 billion in variable rate bonds outstanding on January 1, 2008, of which $3.37 billion were auction rate bonds and $680.0 million were variable rate demand bonds. The payment of the debt service on such bonds is subject to annual appropriation by the State Legislature. The interest rates on these bonds increased substantially as compared with the interest rates in effect as of June 30, 2007. Subsequent to January 1, 2008, when interest rates increased on both variable rate and auction rate bonds due to the downgrade in the ratings of certain bond insurers and the decisions by broker-dealers conducting auctions to stop purchasing auction rate bonds for their own accounts, the State and the independent State authorities took actions to mitigate the increase in interest rates. Of the $3.37 billion of auction rate bonds outstanding, $2.675 billion had been restructured or refunded as either letter of credit-backed variable rate demand bonds or fixed rate bonds by May 2008. The remaining $694.0 million of auction rate bonds were restructured or refunded by September 2008.

A portion of the auction rate bonds were restructured or refunded with letter of credit backed variable rate demand bonds. As of June 30, 2008, the State, through various independent authorities, had $2,227,920,000 variable rate demand bonds outstanding with interest rates set daily or weekly. Due to weakened credit quality of many banks globally, as well as the global financial crisis, interest rates on some bonds increased substantially for short periods of time in September and October 2008. All of the bonds remain outstanding with interest rates reflecting a narrow range around the national tax exempt short term index, SIFMA. There is no assurance that variable rate interest rates will not rise in the future.

Pension Plans for State Employees

Almost all of the public employees of the State and its counties, municipalities and political subdivisions are members of pension plans administered by the State. The State operates seven defined benefit pension plans (collectively, the “Pension Plans”). Public Employees’ Retirement System (“PERS”) and Teachers’ Pension and Annuity Fund (“TPAF”) are the largest plans, which as of June 30, 2008, the date of the latest actuarial valuations for all systems covered 319,182 and 156,087 active members, respectively, and 134,555 and 76,068 retired members, respectively. As of March 31, 2009, these actuarial reports were final but had not yet been presented to the respective boards of the Pension Plans for their review. The other systems are Police and Firemen’s Retirement System (“PFRS”), Consolidated Police and Firemen’s Pension Fund (“CP&FPF”), State Police Retirement System (“SPRS”), Judicial Retirement System (“JRS”) and Prison Officers’ Pension Fund (“POPF”). From June 30, 2003 to June 30, 2008, the total number of active members and retired members of all of the State-administered plans increased by 35,974 and 40,047, respectively, which represented increases of 7.4% and 19.3%, respectively. The State is not the only employer sponsoring PERS and PFRS. Local governments within the State participate as employers as well. With respect to PERS, the normal cost portion of the actuarially recommended contribution relating to the retirement benefit increase provided to the local governmental members of PERS continues to be charged against the Benefit Enhancement Fund. If the assets in the Benefit Enhancement Fund are insufficient to pay the normal cost portion of increased retirement benefits for a valuation period, the State will pay that amount of this normal cost portion for the local employers not covered by the assets in the Benefit Enhancement Fund. For the Fiscal Year ending June 30, 2009, the State was expected to make a contribution of $15.0 million toward the cost of such enhanced benefits. For the Fiscal Year ending June 30, 2008, the State contributed $60.0 million toward enhanced benefits on behalf of local PFRS members.

In the case of the expected rate of return of assets, the actual rate of return on the Pension Plans depends on the performance of their respective investment portfolios. The investment portfolios of the respective Pension Plans can be highly volatile. The value of the securities in the investment portfolios can dramatically change from one Fiscal Year to the next, which could, in turn, cause substantial increases or decreases in the applicable Unfunded Actuarial Accrued Liability (“UAAL”). For Fiscal Year 2008, the rate of return of the assets of the Pension Plans was -2.9%, causing the UAAL of the Pension Plans to increase between Fiscal Year 2007 and Fiscal Year 2008. For Fiscal Year 2009, the estimated performance for the Pension Plans fiscal year-to-date through February 28, 2009 was -25.5%. If there was no recovery in the rate of return prior to the end of the fiscal year, it was anticipated that the UAAL would continue to increase and the funding ratios of the Pension Plans would decrease. Based on then-current market conditions there was no assurance that such negative trends would not continue in Fiscal Year 2010 and beyond.

As of June 30, 2008, the aggregate market value of all of the assets of the Pension Plans, as determined by the Pension Plans’ actuaries, was approximately $82.0 billion, which amount included contribution receivables from the State and local employers. To the extent these receivables did not materialize, adjustments would be made by the actuaries in the valuations for the following year. As of June 30, 2008, the aggregate actuarial value of all assets of the Pension Plans was $91.4 billion. Based on these figures, the Pension Plans had a net unsmoothed loss of approximately $9.4 billion.

Since the Pension Plans are governed by State law, any increases or decreases to the retirement benefits paid by the Pension Plans must be authorized by the State Legislature and approved by the Governor. The State’s annual contribution to the Pension Plans is contingent upon the annual Appropriations Act, which is also subject to the approval of the State Legislature and the Governor. Due to budgetary constraints, the amounts appropriated as the State’s contribution to the Pension Plans for a Fiscal Year are expected to be less than the actuarially recommended contributions.

For the Fiscal Year ending June 30, 2009, although $1.047 billion was included in the Fiscal Year 2009 Appropriations Act as the State’s pension contribution to the Pension Plans, it was expected that the State would only contribute $263.1 million to the Pension Plans due to continuing budgetary problems caused by the economic crisis. This estimated pension contribution represented only 11.8% of the total actuarially recommended contribution to the Pension Plans of $2.231 billion and only 25.1% of the amount included in the Fiscal Year 2009 Appropriations Act. Based on the Governor’s Fiscal Year 2010 Budget Message, the State was expected to make a pension contribution of only $150.7 million to the Pension Plans for the Fiscal Year ending June 30, 2010, representing approximately 6.0% of the aggregate actuarially recommended pension contribution for the Pension Plans of $2.519 billion. These reductions in the State’s pension contribution for Fiscal Year 2009 and Fiscal Year 2010, absent significant improvement in investment returns or actions resulting in changes to liabilities of the Pension Plans, were expected to cause the UAAL of the Pension Plans to increase significantly, which would lower the overall funded ratio of the Pension Plans and increase the need for future State pension contributions to ensure the fiscal integrity of the Pension Plans. No assurances can be given as to the level of the State’s pension contributions in future fiscal years.

In order to maintain the long-term fiscal integrity of the Pension Funds and their ability to pay required benefits to the members of the Pension Plans, the State has indicated that a combination of some or all of the following will be required: (i) substantially increased contributions by the State, (ii) significantly increased investment returns, or (iii) actions resulting in changes to liabilities of the Pension Plans. Any significant increase in State contributions would in turn create a significant burden on all aspects of the State’s budget. No assurances can be given as to the level of the State’s pension contributions in future fiscal years.

As of March 31, 2009, the State expected that the UAAL of the Pension Plans as of June 30, 2009 would probably experience a substantial increase as a result of losses on their investment portfolio. For the period from July 1, 2008 through February 28, 2009, the State estimates that the investment portfolio of the Pension Plans declined by approximately 25.5%. If the rate of return on the assets of the Pension Plans for the full Fiscal Year ending June 30, 2009 experiences a decline in the general order of magnitude of 25.5%, then this would likely result in a substantial increase in the UAAL of the Pension Plans. Based on economic conditions, no assurance can be given that such substantial increases will not continue for the Fiscal Year ending June 30, 2010 and beyond. The UAAL of the Pension Plans has also consistently risen since the Fiscal Year ended June 30, 2004 and is expected to experience a substantial increase as of the end of the current Fiscal Year as a result of the State, since the Fiscal Year ended June 30, 2004, not contributing the full actuarially recommended contribution and the recent poor investment performance of the Pension Plans. This element of the increase in the UAAL is also expected to continue to increase in the Fiscal Year ending June 30, 2010 and possibly beyond.

Post-Retirement Medical Benefits for State Employees

In addition to pension benefits, the State provides post-retirement medical (“PRM”) benefits for certain State and other retired employees meeting the service credit eligibility requirements. This includes retired State employees of PERS, TPAF, PFRS, SPRS, JRS and ABP; local retired TPAF and other school board employees; and some local PFRS retirees.

The State funds post-retirement medical benefits on a “pay-as-you-go” basis, which means that the State does not pre-fund, or otherwise establish a reserve or other pool of assets against the PRM expenses that the State may incur in future years. For Fiscal Year 2008, the State expended $1.073 billion to pay for PRM benefits for the eligible retirees in these groups mentioned above. The Fiscal Year 2009 Appropriations Act appropriates $1.145 billion to cover anticipated pay-as-you-go PRM costs.

Based on the most recent valuation of these benefits and as summarized in a September 2008 report submitted to the Division of Pensions and Benefits, the Fiscal Year 2008 actuarial accrued liability of the State to provide PRM to active and retired members of the pension plans has been measured to be $50.649 billion. Governmental Accounting Standards Board Statement 45 does not impose any requirement on the State to pre-fund its PRM actuarial accrued liability.

REVENUE SOURCES AND STATE FUNDS

General Fund

The General Fund is the State’s chief operating fund and is the fund into which all State revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund. The State Legislature enacts an appropriations act which provides the basic framework for the operation of the General Fund. The General Fund’s 2008 fiscal year ending balance totaled $4.5 billion, of which $2.8 billion represented unreserved fund balances. During Fiscal Year 2008, total fund balances decreased by $60.5 million.

Long-Term Obligation and Capital Expenditure Fund

The LTOCEF was established as a separate, non-lapsing fund in the General Fund pursuant to a new law enacted on June 25, 2008. Such act provided that monies appropriated to the LTOCEF would be used for the purposes of paying for the costs of capital improvements, retiring and defeasing debt, making supplemental payments to reduce the unfunded pension liabilities of the State-administered pension plans and making supplemental payments to reduce the unfunded post-retirement health benefits liability for members of the State-administered pension plans and the Alternate Benefit Program described herein. As a result of the economic downturn and the deterioration of the financial markets, the defeasance has not occurred and some of the monies in the LTOCEF have been appropriated for other purposes, including the State’s economic stimulus plan and to the Property Tax Relief Fund.

Property Tax Relief Fund

The Property Tax Relief Fund accounts for revenues from the Gross Income Tax. Appropriations from this fund must be used exclusively for the constitutional purpose of reducing or offsetting property taxes. Annual appropriations are made from the fund, pursuant to formulas established by the State Legislature, to counties, municipalities and school districts. During Fiscal Year 2008, $13.9 billion of property tax relief expenditures were made. The Property Tax Relief Fund’s Fiscal Year 2008 ending unreserved—undesignated fund balance is $98 million.

In Fiscal Year 2008, there were $882.1 million in Lottery revenues. Collections for Fiscal Year 2009 are projected at $888.0 million and Fiscal Year 2010 collections are projected at $928.8 million.

Special Revenue Funds

These funds are used to account for the proceeds of specific revenue sources that are legally restricted to expenditure for specific purposes. Special Revenue Funds include the Casino Revenue Fund, the Casino Control Fund and the Gubernatorial Elections Fund.

Capital Project Funds

Capital Project Funds are used to account for financial resources to be used for the acquisition or construction of major State capital facilities.

Fiduciary Funds

These funds, which include State pensions, are used to account for resources held by the State for the benefit of parties outside of State government. Fiduciary funds are reported using the accrual basis of accounting in separate Statements of Fiduciary Net Assets and Changes in Fiduciary Net Assets. Government-wide financial statements exclude fiduciary fund activity and balances since the assets are legislatively restricted in purpose and do not represent discretionary assets the State can use to fund its operations.

Proprietary Funds

These funds are used to account for State business-type activities. Since these funds charge fees to external users, they are known as enterprise funds.

Component Units-Authorities

Component Units-Authorities account for operations where the intent of the State is that the cost of providing goods or services to the general public on a continuing basis be financed or recovered primarily through user charges, or where periodic measurement of the results of operations is appropriate for capital maintenance, public policy, management control or accountability. Component Units-Colleges and Universities account for the operations of the twelve State colleges and universities including their foundations and associations.

EFFECT OF ECONOMIC DOWNTURN ON FISCAL YEAR 2009 AND FISCAL YEAR 2010

After the first quarter of Fiscal Year 2009, the national economy weakened quickly into recession. While New Jersey’s estimated revenues as set forth in the Fiscal Year 2009 Appropriations Act had been based on conservative projections, over much of the first quarter of 2009, major tax collections began missing the projected targets and then almost every revenue source underperformed the Fiscal Year 2009 estimates as contained in the Fiscal Year 2009 Appropriations Act. On October 16, 2008, Governor Corzine proposed an economic stimulus plan to a joint session of the State Legislature, proposing additional expenditures to provide for immediate assistance to citizens in need, incentives to support employment and economic activity and enhancements to the State’s business climate and long-term economic prospects. Also at such time, given the slowdown in revenue collections, the Governor estimated that Fiscal Year 2009 revenue projections were about $400 million lower than estimated and directed various departments in the Executive Branch of State Government to begin reducing expenditures.

After October 2008 collections, the State Treasurer estimated on November 12, 2008 that the revenue shortfall for Fiscal Year 2009 would be up to $1.2 billion less than the amounts estimated in the Fiscal Year 2009 Appropriations Act. To address this additional shortfall, additional spending reductions were put in place.

Six months into Fiscal Year 2009, on January 2, 2009, New Jersey projected a shortfall for Fiscal Year 2009 of approximately $2.0 billion, comprised of $1.7 billion in revenue shortfalls and more than $275.0 million required for spending programs to deal with the economic crisis. In order to address the constitutional requirement for a balanced budget, the State undertook a line-by-line review of all budgetary spending to identify spending reductions and to reduce appropriations for Fiscal Year 2009. By early January 2009, this review yielded $812.0 million of reductions in State spending. These reductions include a wage freeze for managerial and rank-and-file employees. The spending cuts and restraints covered slightly more than one-third of the Fiscal Year 2009 budget gap. The remainder of the shortfall was proposed to be closed by the use of $275.0 million from the Surplus Revenue Fund, transfer of $365.0 million from the LTOCEF to the Property Tax Relief Fund, revenues of $300.0 million of increased Medicaid support from the federal government for the State’s Medicaid program pursuant to the federal fiscal stimulus funding under the American Recovery and Reinvestment Act (“ARRA”) and $208.0 million of an estimated increase in the Fiscal Year 2008 unappropriated ending balance as a result of the close-out of Fiscal Year 2008.

With the national and State economies slipping further into recession by February 2009, monthly revenue collections continued downward, necessitating a revision of the shortfall for Fiscal Year 2009. With gross income, sales and use and corporation business taxes all falling below estimates and significantly under collections recorded for the same periods one year ago, the shortfall for Fiscal Year 2009 was revised to $3.4 billion. The eroding revenues for Fiscal Year 2009 required deeper reductions for Fiscal Year 2009. The amount of revenues estimated at the time of enactment of the Fiscal Year 2009 Appropriations Act was $32.4 billion, but at the time of delivery of the Governor’s Budget Message on March 10, 2009, such estimate was $29.5 billion. An additional $500 million of spending solutions were developed, including savings from a mandatory two-day State employee furlough, the projected receipt of federal stimulus funds under ARRA, redirection of available balances in certain dedicated funds and the enactment of a tax amnesty program. The mandatory State employee furlough has been challenged by the filing of a lawsuit entitled CWA v. New Jersey Civil Service Commission on March 30, 2009 in the Superior Court, Appellate Division, Mercer County by the CWA, AFSCME Council 73 and Camden Council 10 (the “Plaintiffs”). The Plaintiffs seek to stay and invalidate N.J.A.C. 4A-8:1.1(A), an emergency rule which permits mandatory, involuntary furloughs of State employees. The State has indicated that it intends to vigorously defend this matter.

At the time of the delivery of the Governor’s Budget Message on March 10, 2009, the revenue shortfall for Fiscal Year 2009 was estimated at approximately $2.9 billion, additional spending at $225.0 million and a required payment into the Unemployment Compensation Fund of $150.0 million resulting in a shortfall of about $3.3 billion for Fiscal Year 2009. The solutions for Fiscal Year 2009 as presented in the Governor’s Fiscal Year 2010 Budget Message included budget cuts of approximately $1.8 billion, transfer from the LTOCEF to the Property Tax Relief Fund of $365.0 million, use of the estimated increase in the undesignated ending fund balance for Fiscal Year 2008 of $207.6 million, additional federal Medicaid monies of $533.0 million, federal stimulus funds under ARRA of $250.0 million, use of balances from certain dedicated funds of $156.9 million and $100.0 million from a tax amnesty program.

Governor’s Fiscal Year 2010 Budget Message

The Governor’s Fiscal Year 2010 Budget Message was delivered on March 10, 2009. On March 19, 2009, the Governor adjusted the amounts contained in his budget message delivered on March 10, 2009 to include the restoration of the property tax deduction for all taxpayers earning up to $150,000, which was offset by a one year increase in the top income tax rate. The proposed Budget includes actual opening fund balances for Fiscal Year 2009, based on actual closing fund balances for Fiscal Year 2008, revised revenues and appropriations based on year-to-date results for Fiscal Year 2009 and budget recommendations for Fiscal Year 2010.

As a result of the recession and the steadily deteriorating revenue collections, the Governor proposed a budget for Fiscal Year 2010 which totals $29.841 billion, which is more than 10% less than for Fiscal Year 2009 adjusted for the changes since the enactment of the Fiscal Year 2009 Appropriations Act. The budget proposal had to deal with a projected $7.0 billion shortfall through $4.0 billion in direct cuts or reductions in baseline growth, $2.0 billion anticipated from federal stimulus monies under ARRA, and $1.0 billion in revenue solutions. The budget proposal also calls for a reduction in spending for State government operations in the amount of $420.0 million from savings generated from a mandatory State employee furlough for one day in each month during Fiscal Year 2010 and proposals to eliminate certain previously negotiated wage increases.

FISCAL YEARS 2009 AND 2010

Estimated Revenues

The Sales and Use Tax collections for Fiscal Year 2009 are estimated to decrease 5.2% from Fiscal Year 2008. The Fiscal Year 2010 estimate of $8,712.2 million is a 3.1% increase from Fiscal Year 2009.

The Gross Income Tax collections for Fiscal Year 2009 are estimated to decrease 10.8% from Fiscal Year 2008. The Fiscal Year 2010 estimate is a 0.3% increase from Fiscal Year 2009. The Fiscal Year 2009 and 2010 estimates include changes to the Gross Income Tax to take into account the expansion of the New Jersey Earned Income Tax Credit in the amount of $60.0 million and $55.0 million, respectively. The Fiscal Year 2010 estimate includes $788.0 million of revenue initiatives from the following sources: $620.0 million from increasing the top tax rate to 10.25% from 8.97%; $160.0 million from the partial elimination of the Property Tax Deduction for all non-seniors; and $8.0 million for taxing lottery winnings greater than $10,000, all of which require legislative enactment.

The Corporation Business Tax collections for Fiscal Year 2009 are estimated to decrease 20.2% from Fiscal Year 2008. The Fiscal Year 2010 estimate is a 12.3% decrease from Fiscal Year 2009. The Fiscal Year 2010 estimate includes $80.0 million for the extension of the 4.0% surcharge which was due to expire on June 30, 2009. It assumes slower growth in payments for calendar year 2009 associated with the anticipated slowdown in corporate pre-tax profit growth.

The Casino Revenue Fund accounts for the taxes imposed on the casinos and other related activities. They include casino parking fees, per room per day fee on casino hotel rooms, a tax on casino complimentaries, and a tax on multi-casino progressive slot machine revenue. Collections for Fiscal Year 2009 are estimated to decrease 11.3% from Fiscal Year 2008. The Fiscal Year 2010 estimate is a 4.0% decrease from Fiscal Year 2009. The Fiscal Year 2009 and 2010 estimates reflect the phase down of certain provisions included in legislation enacted in Fiscal Year 2004, taking into account the negative impact of slot machine venues that have opened in Pennsylvania, the anticipation of a full smoking ban in October 2009, and the general economic conditions overall.

The State has indicated that estimated receipts from State taxes and revenues, including the principal taxes set forth above, are forecasts based on the best information available at the time of such forecasts. Changes in economic activity in the State and the nation, consumption of durable goods, corporate financial performance and other factors that are difficult to predict may result in actual collections being more or less than forecasted.

Given the current volatility in the financial markets, the subprime mortgage crisis, and the slowing economy overall, it is possible that revenues for Fiscal Year 2009 and/or projections of revenues developed as part of the budget process for Fiscal Year 2010 may differ from the estimates in the Governor’s Fiscal Year 2010 Budget Message.

If revenues are less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ensure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an Appropriations Act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised his or her plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent.

Federal Aid

Actual federal aid receipts in the General Fund and Special Transportation Fund for Fiscal Years 2006 and 2007, which are non-budgeted revenues, amounted to $8.4834 billion and $8.7594 billion, respectively. Federal aid receipts in the General Fund and the Special Transportation Fund for Fiscal Year 2008 were $8.8155 billion and are based upon the 2008 Unaudited Financial Statements and subject to adjustment, pending completion of the annual audit. Federal aid receipts in the General Fund and the Special Transportation Fund for Fiscal Year 2009 and Fiscal Year 2010 as contained in the Governor’s Fiscal Year 2010 Budget Message were estimated to be $11.9798 billion and $13.4399 billion, respectively. Such federal aid receipts for Fiscal Year 2010 are composed of $3.9936 billion for medical payments, $49.0 million for social services block grants, $1.2829 billion for welfare, $1.7746 billion for other human services, $2.5309 billion for Title I, child nutrition and other education, $419.0 million for labor, $1.1844 billion for transportation, and the remainder for all other federal aid programs.

ARRA provides for federal fiscal stimulus funding to the State for State Fiscal Years 2009 and 2010. The funding across both fiscal years totals approximately $3.1 billion. State Fiscal Year 2009 funding of $854.0 million reflects $600.0 million for enhanced Medicaid funding with the remainder primarily for fiscal stabilization which the State will use as a resource for the General Fund. For State Fiscal Year 2010, the total funding of $2.2 billion is primarily allocated as follows: $1.06 billion for enhanced Medicaid funding, $1.1 billion for fiscal stabilization which will be used primarily to support education spending which generally would have been funded through State revenues and $591.1 million for transportation projects.

State Appropriations

The State has made appropriations for principal and interest payments for general obligation bonds for Fiscal Years 2006 through 2008 in the amounts of $169.3 million, $427.8 million and $438.8 million, respectively. The Governor’s Fiscal Year 2010 Budget Message includes an appropriation in the amount of $270.9 million for Fiscal Year 2009 and $47.6million for Fiscal Year 2010, representing principal and interest payments for general obligation bonds.

The original Fiscal Year 2009 appropriation assumed a savings of $135.0 million from retiring and defeasing debt through the use of $650.0 million appropriated from the LTOCEF. This debt retirement and defeasance was not implemented in Fiscal Year 2009, due to concerns about weakening General Fund revenues. A Fiscal Year 2009 supplemental appropriation of $135.0 million from the LTOCEF was authorized to meet general obligation bond principal and interest debt service payments.

The Governor’s Fiscal Year 2010 Budget Message recommendation of $47.6 million represents the anticipated savings from the restructuring of both general obligation bonds and obligations supported by State revenue subject to annual appropriation. There is a proposed language provision which contains authority to transfer appropriations for debt service on obligations supported by State revenue subject to annual appropriations to debt service on the general obligation bonds for Fiscal Year 2010 to reflect the results of the restructuring if needed.

The appropriations for Fiscal Years 2006 through 2008 reflect amounts provided in the Appropriations Act for Fiscal Years 2006 through 2008 plus enacted supplemental appropriations and authorized lapses. The adjusted appropriations for Fiscal Year 2009 are as set forth in the Governor’s Fiscal Year 2010 Budget Message and do not reflect significant reductions in anticipated expenditures that have been undertaken and are expected to continue to be undertaken in the course of Fiscal Year 2009, in response to unanticipated declines in tax revenues. These revenue declines resulted in a shortfall of approximately $3.3 billion in Fiscal Year 2009.

Appropriations for Fiscal Year 2010 are slated to be supported by $2.2209 billion in federal stimulus funding under the ARRA. This temporary federal funding is estimated to include $1.0600 billion for support of Medicaid programs, $1.0910 billion for fiscal stabilization and $591.1 million for transportation projects.

During Fiscal Year 2008 and 2009, $260.0 million and $150.0 million, respectively, were transferred from the General Fund to the Department of Labor and Workforce Development for deposit into the Unemployment Insurance Trust Fund (“Trust Fund”). This funding measure enabled the Trust Fund to meet federal solvency requirements. Because of the economic downturn and the greatly increased number of persons filing for unemployment insurance, it was necessary for the State to borrow funds from the federal government to meet current claims. These borrowings may be repaid from federal economic stimulus funds received under ARRA or from unemployment tax collections. However, such receipts may not be sufficient and it may be necessary for the State to borrow additional funds from the federal government or to increase unemployment insurance taxes.

Programs Funded Under Recommended Appropriations in Fiscal Year 2010

Of the $29.8408 billion recommended for Fiscal Year 2010 from the General Fund, the Property Tax Relief Fund, the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund, $12.3613 billion (41.4%) is recommended for State Aid, $10.1027 billion (33.8%) is recommended for Grants-in-Aid, $6.1155 billion (20.5%) is recommended for Direct State Services, $47.6 million (0.2%) is recommended for Debt Service on State General Obligation Bonds and $1.2137 billion (4.1%) is recommended for Capital Construction.

State Aid is the largest portion of Fiscal Year 2010 recommended appropriations. These consist of payments to, or on behalf of, counties, municipalities and school districts, to assist them in carrying out their local responsibilities.

The largest State Aid recommended appropriation, in the amount of $10.3286 billion, is provided for local preschool, elementary and secondary education programs. Of this amount, $7.4856 billion in formula aid for K-12 education is recommended to be distributed in accordance with the School Funding Reform Act of 2008. $655.9 million is recommended for the School Construction and Renovation Program and $99.3 million is recommended in School Building Aid; this funding is to service State school construction debt on new and existing bond issues, as well as to provide aid for qualifying local debt issued for school construction. In addition, $1.8004 billion is recommended on behalf of school districts as the employers’ share of the social security and teachers’ pensions and benefits programs.

Recommended appropriations to the Department of Community Affairs total $1.0162 billion in State Aid monies for Fiscal Year 2010. Consolidated Municipal Property Tax Relief Aid is recommended in the amount of $776.8 million. Other existing programs funded by these recommended appropriations include $142.4 million for Special Municipal Aid, $34.9 million for Trenton Capital City Aid, $24.5 million for Extraordinary Aid, $6.0 million for the Regional Efficiency Aid Program, $8.0 million for the Consolidation Fund and $13.9 million for housing programs.

Recommended appropriations for the Department of the Treasury total $402.2 million in State Aid monies for Fiscal Year 2010. The principal programs funded by these recommended appropriations are aid to county colleges ($205.3 million) and the cost of senior citizens, disabled and veterans property tax deductions and exemptions ($89.0 million). These recommended appropriations also include $27.0 million for County Solid Waste Debt Service Aid.

Recommended appropriations for the Department of Human Services total $491.2 million in State Aid monies for Fiscal Year 2010. The principal programs to be funded by these recommended appropriations are $138.9 million for patients in county psychiatric hospitals and $352.3 million for various income maintenance programs for the economically disadvantaged.

$22.4 million is recommended for the Department of Corrections for inmate addiction services at county penal facilities.

The second largest portion of the recommended appropriations for Fiscal Year 2010 is for Grants-in-Aid. These represent payments to individuals or public or private agencies for benefits to which a recipient is entitled by law, or for the provision of services on behalf of the State. The amount recommended in Fiscal Year 2010 for Grants-in-Aid is $10.1027 billion.

$1.8100 billion is recommended for the Department of the Treasury. Included in this amount is $1.1736 billion for the Fiscal Year 2010 Homestead Rebate program, which will provide a property tax credit/rebate of up to 20.0% of the first $10,000 of property taxes paid by senior homeowners earning up to $150,000 and non-senior homeowners earning up to $75,000. Also included in the recommended appropriation is $194.0 million for Business Employment Incentive Program grants, $172.5 million for the Senior and Disabled Citizen Property Tax Freeze and $75.8 million for the Lifeline Program in the Board of Public Utilities.

$3.5993 billion is recommended for programs administered by the Department of Human Services. Of that amount, $2.0457 billion is for medical services provided under the Medicaid program (excluding FamilyCare), $585.7 million is for community programs for the developmentally disabled, $340.8 million is for community programs for the mentally ill, $263.1 million is for assistance programs for the economically disadvantaged and homeless, $306.1 million is for health insurance for adults and children through the FamilyCare program, and $44.3 million is for addiction services.

$764.1 million is recommended for programs administered by the Department of Children and Families. Of that amount, $458.4 million is for child protective and permanency services, $244.3 million is for child behavioral health services and $61.4 million is for community programs intended to prevent child abuse and neglect.

$1.1697 billion is recommended for programs administered by the Department of Health and Senior Services. Of that amount, $623.9 million is for medical services for the aged, $228.7 million is for pharmaceutical assistance to the aged and disabled, $96.8 million is for the Early Childhood Intervention Program, $34.0 million is for AIDS services, and $30.2 million is for other programs for the aged.

$296.2 million is recommended for the Department of Transportation for bus and railroad subsidies.

$844.9 million is recommended for State colleges and universities. Other higher education recommended appropriations are $430.4 million for various grant programs including $329.5 million for student financial assistance, $17.5 million to support independent colleges and universities, $32.5 million for debt service for the Dormitory Safety Trust Fund, the Equipment Leasing Fund, and the Higher Education Facilities Trust Fund and $43.9 million for debt service on the Higher Education Capital Improvement Program. In addition, $792.7 million is recommended for fringe benefit costs of State college and university employees.

$129.9 million is recommended for the Department of Corrections (including the State Parole Board). The largest items of recommended appropriation in this Department are $31.2 million for payments to county penal facilities to house State inmates, $61.5 million for the purchase of community services and $37.1 million for alternative parole programs.

The third largest portion of the recommended appropriations for Fiscal Year 2010 is applied to Direct State Services, which supports the operation of State government’s departments, the Executive Office, several commissions, the State Legislature and the Judiciary. In Fiscal Year 2010, recommended appropriations for Direct State Services aggregate to $6.1155 billion.

$1.4648 billion is recommended in the Interdepartmental Accounts for fringe benefits for active and retired State employees, including pensions ($82.4 million), health benefits ($916.2 million), employer taxes ($375.3 million) and a portion of the debt service on State Pension Funding Bonds ($90.9 million) issued by the New Jersey Economic Development Authority.

$1.0203 billion is recommended for the Department of Corrections (including the State Parole Board) and $546.6 million is recommended for the Department of Law and Public Safety (including the Juvenile Justice Commission). Among programs funded by these recommended appropriations are the administration of the State’s correctional facilities and parole activities and the investigative and enforcement activities of the State Police.

$497.0 million is recommended for programs administered by the Department of Human Services. Of that amount, $407.3 million is recommended for mental health and developmentally disabled programs, including the operation of five psychiatric institutions ($291.6 million) and seven developmental centers ($90.1 million); $23.9 million is recommended for administration of the various income maintenance programs, including Work First New Jersey; and $27.8 million is recommended for administration of the Medicaid program.

$327.9 million is recommended for programs administered by the Department of Children and Families for various children services programs.

$216.3 million is recommended for the Department of Environmental Protection for the protection of air, land, water, forest, wildlife and shellfish resources and for the provision of outdoor recreational facilities.

$81.9 million is recommended for the Department of Labor and Workforce Development for the administration of programs for workers compensation, unemployment and temporary disability insurance, workforce development and health safety inspection and the Civil Service Commission.

$64.6 million is recommended for the Department of Health and Senior Services for the prevention and treatment of diseases, regulation of health care facilities, the uncompensated care program and senior services programs. Of that amount, $7.6 million is recommended for anti-smoking programs.

$61.8 million is recommended for the Department of Transportation for the various programs it administers, such as maintenance of and improvements to the State highway system.

Capital Construction is funded by a combination of appropriation of current revenues on a pay-as-you-go basis and bond proceeds. The Governor’s Fiscal Year 2010 Budget Message recommends $1.2137 billion for this purpose. This amount includes $895.0 million for transportation projects and debt service, which is being credited to the Transportation Trust Fund Account of the General Fund. Of the remainder, $98.0 million is for open space, farmland and historic preservation projects and debt service and is being credited to the Garden State Preservation Trust Fund Account of the General Fund, $38.7 million is for hazardous substance remediation and the redevelopment of brownfields, $25.3 million is for shore protection and flood control projects, $13.2 million is for capital improvements for parks, forestry and wildlife management areas and $10.0 million is for energy efficiency projects.

All appropriations for such capital projects are subject to the prior review and recommendation of the New Jersey Commission on Capital Budgeting and Planning (the “Commission”) which was established in November 1975. This permanent commission is charged with the preparation of the State’s seven-year Capital Improvement Plan. The Capital Improvement Plan is a detailed account of all capital construction projects requested by State departments, agencies and institutions of higher education for the next three fiscal years and forecasts as to the requirements for capital projects for the four fiscal years following. The Capital Improvement Plan includes the Commission’s recommendations as to the priority of such capital projects and the means of funding them. The Commission is also charged with reviewing and voting on the State’s annual Debt Report. This report on the State’s overall debt includes information on the outstanding general obligation debt and appropriation backed bonds and debt service costs for the prior fiscal year, the current fiscal year, and the estimated amount for the subsequent five fiscal years. The report also provides similar information on capital leases and installment obligations.

For Fiscal Year 2010, requests for Capital Construction funding were substantially greater than the amount recommended by the Commission. The appropriations for Capital Construction contained in the Governor’s Fiscal Year 2010 Budget Message are largely based on the recommendations of the Commission. There can be no assurance that funds will be available in amounts recommended, nor is there any assurance that the amounts recommended are sufficient to maintain or improve the State’s capital facilities and infrastructure assets.

LITIGATION

The following are cases presently pending or threatened in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure.

Tort, Contract and Other Claims. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State has indicated that it is unable to estimate its exposure for these claims and cases.

The State routinely receives notices of claims seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State has indicated that it is unable to estimate its exposure for these claims.

At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). An independent study estimated an aggregate potential exposure of $151,800,000 for tort and medical malpractice claims pending as of June 30, 2008. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State has indicated that it is unable to estimate its exposure for these claims.

Buena Regional Commercial Township et al. v. New Jersey Department of Education et al. This lawsuit was filed in Superior Court, Chancery Division, Cumberland County on December 9, 1997, on behalf of 17 rural school districts seeking the same type of relief as has been mandated to be provided to the poor urban school districts in Abbott v. Burke, which included, without limitation, sufficient funds to allow the school districts to spend at the average of wealthy suburban school districts to implement additional programs such as full-day kindergarten, half-day preschool programs for three and four year olds, technology, alternative school, accountability and school-to-work and college transition programs, and to upgrade school facilities. The Buena school districts are seeking to be treated as special needs districts and to receive parity funding with the Abbott school districts as a remedial measure. They also are seeking additional funding as may be necessary to provide an education equivalent to that being provided in the Abbott districts. The State and the plaintiffs entered into a consent order to transfer the matter to the Commissioner of Education (the “Commissioner”) for a hearing. The plaintiffs’ petition was amended to include three more rural districts for a total of 20. On February 24, 2000, the Commissioner decided the State’s final motion to dismiss and ordered that the matter be transmitted to the Office of Administrative Law (“OAL”) for a hearing limited to whether each petitioning district has fully effectuated the provisions of the Comprehensive Educational Improvement and Financing Act (“CEIFA”). Upon transmittal, three districts withdrew from the litigation. On December 29, 2000, the Administrative Law Judge (“ALJ”) rendered a decision finding that all of the petitioning school districts established that they were using CEIFA funding appropriately and recommended that the second part of the hearing process move forward. Subsequently, with a modification as to the standard of review, the Commissioner affirmed the ALJ’s decision. The matter was remanded to the OAL to determine whether educational deficiencies exist in the districts and, if so, whether the deficiencies are linked to the funding formula. On September 26, 2002, the ALJ issued an Initial Decision (the “Initial Decision”), finding that 5 of the 17 petitioning school districts were unable to provide a thorough and efficient education to their students: Salem City, Commercial, Buena Regional, Fairfield and Woodbine. As a remedy, the ALJ recommended full “Abbott” funding for these five districts. On November 9, 2002, the parties submitted written exceptions to the Initial Decision. Of the twelve (12) districts that were unsuccessful in demonstrating a failure to provide a thorough and efficient education to their students and in whose case therefore no remedy was proposed by the ALJ, only six filed exceptions that the ALJ was incorrect as to them: Clayton, Egg, Harbor City, Lakehurst, Lawrence, Maurice River and Lakewood.

Following a review of the Initial Decision, exceptions and record, the Commissioner, on February 10, 2003, adopted in part and rejected in part the Initial Decision. The Commissioner rejected the finding that Buena Regional, Commercial, Fairfield and Woodbine met the standard for “special needs district” status. The Commissioner adopted the finding that Salem City met the standard for special needs status and recommended to the Legislature that Salem be included within CEIFA’s definition of an “Abbott District.” Additionally, the Commissioner adopted the finding that the other twelve petitioning districts did not demonstrate that CEIFA is insufficient to enable them to provide a thorough and efficient education to their students. On March 6, 2003, the districts of Buena Regional, Clayton, Commercial, Egg Harbor, Fairfield, Lakehurst, Lakewood, Lawrence, Maurice River, and Woodbine appealed the decision of the Commissioner to the State Board of Education. On July 2, 2003, the districts of Commercial and Maurice River withdrew their appeals.

On June 15, 2005, the Legal Committee of the State Board of Education (“Legal Committee”) issued a report (“Initial Report”) to the parties. The Initial Report found that the current methods of funding school districts in the State are ineffective and cause disparities. Moreover, the Initial Report found that the appealing school districts in this litigation and those school districts in this litigation which did not pursue an appeal are entitled to relief. The Initial Report directs the Commissioner to undertake a statewide study of components necessary for a thorough and efficient education and for the Commissioner to conduct individual school district needs assessments for all of the original school districts in this litigation. The Department of Education (the “Department”) filed exceptions to this Initial Report on July 25, 2005. On September 26, 2005, the Department received a revised report from the Legal Committee which came virtually to the same conclusions as the Initial Report. The Department filed exceptions to the revised report. On January 4, 2006, the State Board of Education adopted the revised report, with slight modifications, from the Legal Committee, thereby finding CEIFA unconstitutional as applied to the school districts in this litigation. The State Board of Education has directed the Commissioner to design a needs assessment, which is to be performed in each of the school districts participating in this litigation. The Commissioner was directed to submit the proposed design of the needs assessment to the State Board of Education by February 1, 2006. Additionally, the State Board of Education found problems with the method of school funding on a statewide basis and directed the Commissioner to analyze the current system and provide the State Board of Education with findings and recommendations as to the educational components essential to the establishment of a unified system for public education which meets constitutional goals.

On January 11, 2006, a notice of appeal was filed with the New Jersey Superior Court, Appellate Division on behalf of the plaintiffs. On February 23, 2006, the State filed a motion to dismiss the appeal as to all parties except Buena Regional, Clayton, Egg Harbor City, Fairfield, Lakehurst, Lakewood, Lawrence and Woodbine. On March 28, 2006, the Appellate Division granted the State’s motion to dismiss (“March 28th Order”). The plaintiffs filed a motion for reconsideration of the Appellate Division’s March 28th Order on March 31, 2006. On April 17, 2006, the plaintiff’s motion for reconsideration was denied. On January 29, 2007, the plaintiffs filed with the New Jersey Supreme Court (the “Supreme Court”) a notice of motion for certification of appeal pending unheard in the Appellate Division. On that date, plaintiffs also filed with the Appellate Division a motion to accelerate the appeal. By order filed on February 21, 2007, the Supreme Court denied the plaintiffs’ motion for certification of appeal pending unheard in the Appellate Division. By order filed on February 21, 2007, the Appellate Division denied the plaintiffs’ motion to accelerate the appeal. Oral arguments were heard by the Appellate Division on December 3, 2007. On March 14, 2008, the Appellate Division affirmed the decision of the State Board of Education. The Appellate Division ordered the Commissioner to complete the needs assessment within six months, and, based on that needs assessment, determine whether the remedial measures in the School Funding Reform Act of 2008 afford students in the Buena school districts the thorough and efficient education to which they are constitutionally entitled. On September 24, 2008, the Appellate Division granted the Commissioner’s request to extend the time to complete the records assessment until December 31, 2008. The needs assessments were completed by the December 31, 2008 deadline. As of March 31, 2009, the Commissioner was compiling reports detailing the results of the needs assessments. The State has indicated that it is vigorously defending this matter.

2001-2002 Abbott District Appeals. Several Abbott districts filed administrative petitions of appeal to the Commissioner regarding departmental decisions rendered on approved programs and funding for the 2001-2002 school year. Four districts (Elizabeth, Neptune, Passaic and Pemberton) filed appeals of decisions on the early childhood program plans. Each of the districts asked that their programs be approved as originally requested. These appeals were amicably resolved. Additionally, four districts (Elizabeth, Gloucester City, Neptune and

Passaic) filed appeals on behalf of each of the schools in their districts challenging the Department’s determinations on each school’s Whole School Reform Plan/School-Based Budgets. The matters involving Gloucester City, Neptune and Passaic were amicably resolved. With regard to Elizabeth, upon notice by the district, the initial decisions of the ALJ were not acted upon by the Commissioner and, instead, the matter was dismissed as withdrawn by the district. Also, eleven districts (Asbury Park, Camden, East Orange, Elizabeth, Gloucester City, Neptune, New Brunswick, Passaic, Pemberton, Trenton and Vineland) filed petitions of appeal on the Department’s decisions awarding Additional Abbott v. Burke State aid seeking, in total, over $353 million in additional aid. The districts disagreed with the Department’s findings of budget reallocations, revenues and the final award of Additional Abbott v. Burke State aid. Motions to dismiss in lieu of answers were filed in the Camden, Trenton, Vineland, and New Brunswick matters. The State’s motion to dismiss the Camden petition was granted, and the remaining matters were transferred to the OAL for hearing. Amicable resolutions were reached in the Asbury Park, East Orange, Gloucester City, Neptune, New Brunswick, Passaic, Pemberton, Trenton, Vineland and Elizabeth matters. Finally, the Education Law Center (the “ELC”) filed a petition and amended petition challenging the decisions and non-decisions of the Department in this regard on behalf of students in the thirty Abbott districts. Generally, the ELC took issue with the Department’s process and decisions regarding Additional Abbott v. Burke State aid. On August 24, 2001, the State filed a motion for summary decision in lieu of answer and has indicated that it will continue to vigorously defend this appeal.

J.D., J.G., v. Lucille E. Davy, Commissioner of the New Jersey Department of Education. In late January 2007, plaintiffs filed a complaint in the New Jersey Superior Court, Chancery Division, Essex County for injunctive and declaratory relief striking down provisions of State law, specifically N.J.S.A. 18A:36A-10, N.J.S.A, 18A:36A-12 and N.J.A.C. 6A:10A-1.2, that plaintiffs allege unconstitutionally discriminate against children attending Newark public charter schools. The action is styled as a class action for all students currently attending public charter schools in Newark. The complaint further states that the disparity between Abbott funding in Newark’s district schools and the public charter schools in Newark is $9,600 annually per pupil and $37,000 per pupil in facilities funding. By not allowing Newark’s public charter schools access to Abbott funding and State facilities funding, plaintiffs allege the State is violating the Equal Protection Clause of the New Jersey Constitution. The State filed a motion to dismiss the complaint on April 10, 2007. On September 29, 2008, the Chancery Division granted the State’s motion to dismiss the complaint. On November 13, 2008, the plaintiffs filed a notice of appeal with the Appellate Division. Upon the filing of the notice of appeal, the plaintiffs sought a stay of the appeal pending the outcome of Abbott v. Burke (Review of Constitutionality of School Funding Reform Act) on remand. The Appellate Division granted the stay. The State has indicated that it is vigorously defending this matter.

Abbott v. Burke (Review of Constitutionality of School Funding Reform Act). On March 17, 2008, the State moved the New Jersey Supreme Court for constitutional review of the School Funding Reform Act of 2008 (“SFRA”). The Education Law Center filed an opposition to the State’s motion on both jurisdictional and substantive grounds. While briefing by the primary parties progressed, numerous Abbott districts and other stakeholders sought to participate in the matter. The court granted amicus status to all movants. Oral argument was held on September 22, 2008.

On November 18, 2008, the court issued a decision remanding the matter for an expedited hearing before Special Master Peter Doyne, A.J.S.C. The remand proceeding commenced on February 9, 2009, and ended March 3, 2009, with closing summations. Both parties and amici filed post-trial briefs. Additionally, the New Jersey Supreme Court directed that the remedial orders of the Abbott rulings remain in place pending the outcome of the remand proceeding. On March 23, 2009, Judge Peter Doyne, AJSC and Special Master, issued his findings and recommendations. Judge Doyne found the SFRA to be a “well considered, even expansive, formula to allow a thorough and efficient education for all children in the State.” However, Judge Doyne determined that absent a safety net of supplemental funding for at least the first three years, the SFRA is not constitutional as applied to the Abbott districts. The matter now returns to the New Jersey Supreme Court for consideration. Briefs in response to Judge Doyne’s decision were due on April 13, 2009, with replies due on April 20, 2009. The New Jersey Supreme Court was expected to hear oral argument by the parties on April 28, 2009.

The State has indicated that it intends to vigorously support the constitutionality of the new school funding formula as applied to the Abbott districts as well as vigorously argue the fact that supplemental funding is no longer necessary under the SFRA. Under the SFRA, the State of New Jersey budgeted more than $8.4 billion for state aid to public schools for the 2008-2009 school year. An adverse ruling by the Supreme Court following the remand proceeding might have an impact on the amount of and allocation of state aid funding for public schools. The State has indicated that it plans to vigorously defend this matter.

Abbott v. Burke (Motion to Enforce Facilities Order). On October 2, 2007, the plaintiffs filed a new motion in aid of litigants’ rights with the New Jersey Supreme Court requesting the State be ordered to comply with prior court directives to remediate the school facilities deficiencies in the Abbott districts. The plaintiffs argue that the State is in default of its constitutional obligations to fund school facilities construction projects in the Abbott districts. The plaintiffs requested that the court order the State to secure and provide funding necessary to resume planning, design, construction and other activities to complete approved school construction projects in the Abbott districts, including necessary health and safety repairs, by December 31, 2007. Oral argument was held on January 23, 2008. By order dated February 19, 2008, the court denied the plaintiffs’ motion in light of representations made by the State that the Governor would seek legislation authorizing an increase in the statutory bond limit for Abbott district school facilities construction projects by a minimum of $2.5 billion in February 2008.

Lonegan v. State. On July 28, 2008, a complaint (the “Complaint”) was filed in the Superior Court of New Jersey, Law Division, Bergen County, Docket Number BER-L-5712-08, against the State, the State Treasurer, the New Jersey Economic Development Authority (“NJEDA” and, together with the State and the State Treasurer, the “State Defendants”), the Governor of the State and the Commissioner of the Department of Education claiming that P.L. 2008, c. 39, which amends certain provisions of the Educational Facilities Construction and Financing Act (Chapter 72, §§ 1 through 30 and 57 through 71 of the Laws of New Jersey of 2000), and authorizes the issuance by NJEDA of an additional $3.9 billion of bonds, the debt service on which is payable from State appropriations under a contract between the NJEDA and the State Treasurer (collectively, the “School Construction Bonds”), violates Article VIII, Section 2, paragraph 3 of the New Jersey Constitution, commonly known as the “Debt Limitation Clause.”

The plaintiff previously asserted that the School Construction Bonds were subject to voter referendum pursuant to the Debt Limitation Clause in the cases of Lonegan v. State, 174 N.J. 435 (2002) and Lonegan v. State, 176 N.J. 2 (2003), and the New Jersey Supreme Court ruled in favor of the State Defendants. The Superior Court dismissed the complaint in its entirety, with prejudice, on December 8, 2008. The plaintiff filed a notice of appeal in January 2009. The State has indicated that it plans to vigorously defend this matter.

Disability Rights New Jersey v. Jennifer Velez (I). Plaintiff, a non-profit agency designated as New Jersey’s protection and advocacy organization (“DRNJ”) pursuant to 42 U.S.C. § 10801 et seq., filed this action on April 5, 2005. DRNJ filed an amended complaint on May 19, 2005, eliminating the state law claims from its original complaint. The suit alleges that the Department of Human Services (“DHS”) is in violation of Due Process provisions of the United States Constitution; the integration mandate of Americans with Disabilities Act, 42 U.S.C. 12130 et seq., as interpreted by the Supreme Court in Olmstead v. L.C., 527 U.S. 581 (1999); and Section 504 of the federal Rehabilitation Act, 29 U.S.C. §794.

Specifically, DRNJ is seeking to vindicate the rights of all patients in state psychiatric hospitals on Conditional Extension Pending Placement (“CEPP”) status, pursuant to IMO 94 N.J. 128 (1983). DRNJ is seeking prospective injunctive relief, specifically an order requiring DHS to promptly take all necessary steps to enable patients on CEPP status to receive services in the most integrated setting appropriate to their needs; monetary penalties, prevailing party costs, disbursements and attorneys’ fees pursuant to 42 U.S.C. § 1988; and an injunction requiring DHS to report to DRNJ on the number and names of CEPP patients and other information as DRNJ may require, on an ongoing basis. The State filed a motion to dismiss the complaint. In its opposition to the motion, DRNJ agreed to strike the portion of the complaint in which it requested a per diem penalty. The remainder of the motion to dismiss was denied by the court on September 30, 2005. The State filed its answer denying liability on all claims asserted by DRNJ on October 13, 2005. In February 2008, DHS issued a written plan to develop a system over the next six years that ensures persons placed on CEPP status are placed within six months. As of March 31, 2009, the State estimates its exposure for these claims to be in excess of $20 million per year in increased costs for community placements. The State has indicated that it is vigorously defending this matter.

Disability Rights New Jersey et al. v. Jennifer Velez (II). Plaintiff, DRNJ, and two clients of the New Jersey Department of Human Services, Division of Developmental Disabilities (“Department”), filed this action on September 29, 2005. On October 7, 2005, Plaintiff served defendant, Commissioner of Human Services (“Commissioner”) with a summons complaint and waiver of service. The Plaintiff alleges that the Department is in violation of Title II of the Americans With Disabilities Act (the “ADA”), as interpreted in Olmstead v. L.C., 527 U.S. 581 (1999), Section 504 of the Rehabilitation Act and the Medicaid Act. The Plaintiff is seeking declaratory and prospective injunctive relief, attorneys fees, litigation expenses and other relief. More specifically, the Plaintiff seeks community placements for the people that Plaintiff alleges are in State-operated developmental centers while awaiting community placement. The State filed its answer on December 5, 2005.

On February 1, 2008, the Plaintiff filed an amended complaint, alleging that the Commissioner is in violation of the Fourteenth Amendment to the United States Constitution and the ADA because the Commissioner fails to provide for commitment hearings before a developmentally disabled individual is admitted to a State developmental center and fails to provide for ongoing commitment hearings during an individual’s continued residence at a State developmental center. In addition, the Plaintiff seeks injunctive relief requiring that the State conduct hearings on notice and with representation for the developmentally disabled individual prior to admission and annually thereafter. Pursuant to L. 2006, c. 61, on May 21, 2007, the Department submitted to the State Legislature an eight-year plan to make community placements for all people who are assessed to be appropriate for community placement and wish to be so placed. The State filed its answer on June 4, 2007. The State has indicated that it is vigorously defending this matter.

Disability Rights New Jersey v. Jennifer Velez (III). Plaintiff, DRNJ, filed suit on April 23, 2008 against the Commissioner of the Department of Human Services seeking relief for individuals who are eligible for services from the New Jersey Department of Human Services, Division of Developmental Disabilities (the “Department”), seeking reformation of the Department’s Home and Community Based Waiver services, which are implemented by the Department pursuant to State and federal law. Part of that cost is borne by the federal government as part of the New Jersey Community Care Waiver, which is part of the State’s Medicaid plan. DRNJ alleges that there are approximately 8,000 developmentally disabled persons on the waiting list for community placements. Although both State law and the Medicaid Act allow waiting lists, DRNJ’s suit, brought under 42 U.S.C.A. § 1983, alleges that the waiver program, as currently utilized, violates Title II of the ADA, Section 504 of the Rehabilitation Act, and Sections 1396a(a)(8) and 1396n(c)(2)(C) and (d)(2)(c) of the Medicaid Act. DRNJ seeks an injunction requiring the State to provide the community services within specified reasonable time frames and to eliminate the waiting list within 3 years, as well as other relief, attorneys’ fees other and costs. The State filed a motion for a more definite statement and to strike portions of the complaint, which motion was granted by the court on September 9, 2008. DRNJ filed an amended complaint on September 26, 2008. The State filed a motion to dismiss the complaint on December 31, 2008. The State has indicated that it is vigorously defending this matter.

East Cape May Associates v. New Jersey Department of Environmental Protection. This matter is a regulatory taking case in which the plaintiff claims that it is entitled to in excess of $30 million in damages for a taking of its property without just compensation. The property is approximately 96 acres of freshwater wetlands in the City of Cape May. Plaintiff filed its complaint in Superior Court, Law Division, on December 8, 1992, after the Department of Environmental Protection (“DEP”) denied an application for 366 single family homes. On motion for summary judgment, the trial court ruled that the State was liable for a regulatory taking as of December 1992. Thereafter, the New Jersey Appellate Division held that DEP could avoid liability by approving development on the property under Section 22(b) of the Freshwater Wetlands Protection Act. In addition, the Appellate Division remanded the case for a determination of whether the “property” also included 100 acres previously developed by the plaintiff’s principals. On remand from the Appellate Division, the trial court ruled on October 8, 1999 that the “property” did not include the 100 acres previously developed, and that DEP could not approve development of the 80 remaining acres without first adopting rules. Since DEP had not adopted rules, the trial court held that DEP’s development offer of 64 homes on the 80 acres was ineffective and DEP was liable for a taking of the property. The State filed an appeal of the trial court’s decision and East Cape May Associates filed a cross-appeal. Oral argument was held on May 14, 2001. On July 25, 2001, the Appellate Division affirmed the trial court’s decision and found that before DEP could approve limited development to avoid a taking, it was required to adopt rules. The Appellate Division remanded the case for such rule-making, the making of a development offer under the rules, and a determination by the trial court as to whether the new offer complies with the rules and avoids a taking. East Cape May Associates petitioned the New Jersey Supreme Court for certification of this decision, which was denied. Upon remand from the Appellate Division, DEP promulgated regulations to implement Section 22(b), which took effect on January 22, 2002 and is implementing those rules. The case remains on remand pending DEP’s full implementation of the regulations. In July 2003, the trial judge referred the case to mediation and appointed former Justice Daniel O’Hern as mediator. On February 17, 2005, mediator Justice O’Hern advised the trial court that mediation had concluded without agreement. A settlement was tentatively reached in January 2008, but the parties were not able to satisfy various settlement contingencies. The parties are in the process of reaching a tentative resolution to this matter which accommodates the concerns of all involved, including the municipality and the American Littoral Society, the environmental amicus. As of March 31, 2009, DEP was moving forward to prepare its settlement analysis prior to public comment. The State has indicated that it is vigorously defending this matter.

FiberMark North America, Inc. v. State of New Jersey, Department of Environmental Protection. This lawsuit was filed in Superior Court, Law Division, Hunterdon County on May 27, 2008 by FiberMark North America, Inc. (“FiberMark”) as owner of the Warren Glen waste water treatment facility (“Warren Glen”) in Hunterdon County. FiberMark’s complaint asserts claims against DEP under the New Jersey Eminent Domain Act, Article 1, Paragraph 20 of the State Constitution and the 5th and 14th Amendments to the United States Constitution, and for trespass, private nuisance, negligence and dangerous condition under the New Jersey Tort Claims Act. Specifically, FiberMark alleges that DEP is responsible for unpermitted discharges of landfill pollutants into FiberMark’s waste water treatment lagoon #1 at Warren Glen from a neighboring landfill. FiberMark also claims that it has suffered damages due to incurred maintenance costs for Warren Glen, taxes, utility fees, license fees and operating fees and costs associated with Warren Glen, costs to operate the wastewater treatment system for Warren Glen, costs associated with delay in the clean-up of Warren Glen under the Industrial Site Recovery Act statutes, consulting and legal fees, and other costs resulting from being unable to cease operations and to decommission and sell Warren Glen.

FiberMark claims it is the successor to a 1991 landfill agreement (“1991 Agreement”), by which FiberMark was obligated to receive and treat leachate from the neighboring landfill in FiberMark’s waste water treatment lagoons before discharge into the Musconetcong River. FiberMark claims that as part of a voluntary Chapter 11 bankruptcy petition for reorganization filed in the State of Vermont, the bankruptcy court granted FiberMark’s motion to reject the 1991 Agreement on June 23, 2005. FiberMark claims it has had no responsibility to treat the leachate from the neighboring landfill since that date and that it has suffered damages from DEP’s alleged illegal discharges of leachate onto Warren Glen, but that DEP forced FiberMark to continue treating leachate discharged from the neighboring landfill from March 2006 through September 13, 2007. In April 2007, DEP successfully rerouted the leachate so that it no longer runs onto Warren Glen and is permanently enjoined, on a prospective basis, from allowing leachate to run onto Warren Glen pursuant to a partial consent judgment entered into by the parties on September 12, 2007 in a related case, FiberMark North America Inc. v. Jackson, previously filed in the United States District Court. The State filed its answer to FiberMark’s complaint filed in State court on June 23, 2008. The trial on this matter was scheduled to begin on May 4, 2009. The State has indicated that it is vigorously defending this matter.

New Jersey Department of Environmental Protection et al. v. Occidental Chemical Corporation, et al. In December 2005, the New Jersey Department of Environmental Protection (“NJDEP”), the Commissioner of NJDEP, and the Administrator of the New Jersey Spill Compensation Fund (collectively, “Plaintiffs”) filed suit in the Superior Court, Law Division, Essex County against Occidental Chemical Corporation (“Occidental”), Maxus Energy Corporation (“Maxus”), Tierra Solutions, Inc. (“Tierra”), Repsol YPF, S.A., YPF, S.A., YPF Holdings, Inc. and CLH Holdings, Inc. seeking costs and damages relating to the discharge of dioxin into the Passaic River and its environs by Diamond Shamrock Corporation, a predecessor of defendant Occidental. In November 2008, Maxus and Tierra filed counterclaims against the Plaintiffs seeking, among other things, (a) contribution under the New Jersey Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 to 23.24 (the “Spill Act”), for an equitable share of any Passaic River cleanup and removal costs and damages for which Maxus and Tierra may be found liable, (b) claims under the State Environmental Rights Act, N.J.S.A. 2A:35A-1 to 35A-14, and an injunction against the issuance of permits issued in violation of N.J.S.A. 58:14-7 and -8; (c) the abatement of discharges of untreated or inadequately treated wastewater in the Newark Bay Complex; the abatement of pollution sources from outside the Newark Bay Complex; and an order removing NJDEP as trustee for natural resources within the Newark Bay Complex, (d) a judgment finding NJDEP liable for aiding and abetting discharges of polluting matter into the Passaic River, and an injunction prohibiting NJDEP from permitting or condoning the further discharge of polluting matter into the Passaic River or its tributaries, (e) the reduction or extinction of any judgment rendered against Maxus and Tierra under the doctrine of recoupment, (f) a judgment that NJDEP is liable for public nuisance in the event that all or part of the Newark Bay Complex is determined to be a public nuisance; an order imposing on the Plaintiffs an equitable share of any relief the court might order on the Plaintiffs’ public nuisance claims, (g) an order setting off the Plaintiffs’ share of liability for discharges of hazardous substances into the Newark Bay Complex and an order setting off any benefits that the Plaintiffs have received from activities that contaminated the Newark Bay Complex against any liability that Maxus and Tierra may have, and (h) contribution for a proportionate share of cleanup and removal costs, damages or other losses for which Maxus and Tierra may be held liable or that they have incurred or may incur for the Newark Bay Complex. In February 2009, Maxus and Tierra filed third party complaints against the State, the Department of Agriculture and the Department of Transportation (“NJDOT”) seeking contribution from each of these third party defendants. With respect to NJDOT, Maxus and Tierra allege that hazardous substances were discharged into the Newark Bay Complex from the Kearny Oil Lake Site while NJDOT owned and operated that site and that NJDOT is a dischargee under the Spill Act. The State has indicated that it is vigorously defending this matter.

New Jersey Education Association et al. v. State of New Jersey et al. This matter was filed in the New Jersey Superior Court, Law Division, Mercer County. Plaintiffs’ third amended complaint alleges that the State violated various constitutional provisions, statutes and common law by failing to fund the Teachers’ Pension and Annuity Fund (“TPAF”) in the amount and manner prescribed by law while increasing the contribution paid by employees who participate in the fund from 3% to 5%. In particular, plaintiffs allege that the Treasurer failed to submit to the Legislature a request for the monies certified by the TPAF’s actuary to be necessary to fund the State’s contribution to the TPAF for Fiscal Years 2004 through 2007 and that the State Legislature failed to properly fund the TPAF as required by law and required the local school boards to increase the employees’ contributions from 3% to 5% in violation of applicable law.

Plaintiffs are seeking a judgment declaring that defendants’ failure to “properly and adequately fund” the TPAF violates various constitutional and statutory provisions, including provisions of the Internal Revenue Code of 1986. In their complaint, plaintiffs ask that the defendants be directed to make a payment into the TPAF or in the alternative, that the employees’ contribution be maintained at 3% and not increased. In addition, plaintiffs are seeking attorneys fees, disbursements and costs pursuant to 42 U.S.C. § 188 or any other legal basis.

On April 28, 2004, the State moved to dismiss the complaint for failure to state a claim upon which relief can be granted. Oral argument on the motion was held on June 11, 2004. On July 15, 2004, the court issued its decision granting the State’s motion to dismiss as to claims of violation of the constitutional principles of uniformity and fairness in taxation, violation of the Internal Revenue Code of 1986 and N.J.S.A. 43:3C-9.l and

breach of promissory estoppel. The court denied the State’s motion on the other claims. On or about June 28, 2004, the plaintiffs filed an amended complaint which included allegations of underfunding the TPAF for Fiscal Year 2005 and which sought an additional payment of $675 million into the TPAF. On November 23, 2004, the State moved to dismiss the amended complaint ; the State’s motion was denied. The State then moved for leave to appeal to the Appellate Division seeking review of the court’s denial of the State’s motion to dismiss. On January 13, 2005, the Appellate Division denied the State’s motion. On February 2, 2005, the State moved for leave to appeal to the Supreme Court of New Jersey seeking review of the court’s order declining to dismiss the amended complaint against the State. By order dated September 12, 2005, the Supreme Court denied the State’s motion for leave to appeal. On April 2, 2008, the trial court held that the plaintiffs had failed to prove a substantial impairment of a contractual right and dismissed the complaint in its entirety. On May 22, 2008, the plaintiffs filed a notice of appeal. The parties have filed their briefs with the Appellate Division. The Appellate Division has not yet issued a scheduling order or set a date for oral argument. The State has indicated that it is vigorously defending this matter.

Professional Firefighters Association of New Jersey et al. v. State of New Jersey et al. This matter was filed in the New Jersey Superior Court, Law Division, Mercer County, on October 4, 2005 and was served on the State on October 20, 2005. The plaintiffs’ complaint alleges that the State violated various constitutional provisions (federal and state), statutes and common law by failing to fund the Police and Firemen’s Retirement System (“PFRS”) for Fiscal Year 2004 and Fiscal Year 2005 in the amount required by law. The plaintiffs also challenge the constitutionality of P.L. 2003, c. 108, which reduces the PFRS contributions required of local employers for Fiscal Year 2004 through Fiscal Year 2007. In addition to a judgment declaring that the defendants’ failure to properly and adequately fund PFRS in Fiscal Year 2004 and Fiscal Year 2005 violates various constitutional provisions, statutes and common law, the plaintiffs seek an order requiring the State “to make a payment to PFRS for FY2004 and FY2005 to properly fund the PFRS, in accordance with fiscally responsible actuarial calculations.” On January 26, 2007, the court heard arguments on motions made by the State to dismiss the complaint. On March 13, 2007, the court granted the State’s motion to dismiss three counts of the seven count complaint and to merge the other counts. The only count before the court is the plaintiffs’ claim that the State’s funding decisions constitute an unconstitutional impairment of contract. As of March 31, 2009, discovery in the case was in progress. The plaintiffs filed a motion for summary judgment in August 2008. The State filed a cross-motion for summary judgment to dismiss the complaint, or in the alternative, a stay of the proceedings pending resolution of the New Jersey Education Association et al. v. State of New Jersey et al. matter. Oral argument on the summary judgment motions was scheduled for April 24, 2009. The State has indicated that it is vigorously defending this matter.

AMEC Civil, LLC v. State of New Jersey, Department of Transportation (MON-L-003174-03), (MON-L-004675-03) and (MON-L-3671-04). These matters were filed in the Law Division of the Superior Court of New Jersey in Monmouth County in 2003 and 2004. They involve claims against the New Jersey Department of Transportation (“DOT”) arising from a construction contract involving the N.J. Route 35 Shark River Bridge Replacement in Belmar, New Jersey. Plaintiff alleges that DOT breached the contract on various grounds including, without limitation, the DOT placed limitations on plaintiff’s work hours and work days in the river channel; the DOT gave instructions to plaintiff during a beam erection which resulted in an accident; the project was defectively designed so that it could not be constructed as designed; the DOT failed to disclose access problems and differing site conditions; the DOT failed to obtain permits and utility relocations; and the DOT is generally responsible for a host of delay-causing issues resulting in significant alleged damages to the plaintiff. By order of the court dated December 15, 2004, all three matters were consolidated for all purposes. On March 18, 2005, cross-motions for summary judgment on the issues concerning access to the river channel were denied by the court. The discovery period ended on May 9, 2007. In June 2007, the parties took part in mediation in an effort to settle the litigation. Such efforts were unsuccessful. Motions for summary judgment were filed on October 1, 2007. On May 22, 2008, the motions for summary judgment were argued. With one exception (pre-judgment interest), all motions and cross-motions for summary judgment were decided in favor of DOT on December 16, 2008. The plaintiff has filed a motion for reconsideration and other motions in limine. As of March 31, 2009, no trial date had been set. The State has indicated that it is vigorously defending these matters.

Railroad Construction Company, Inc. v. State of New Jersey, Department of Transportation. This matter is not yet in litigation. It involves claims of approximately $47.4 million by Railroad Construction Company, Inc. (“RCC”) against the New Jersey Department of Transportation (“DOT”) arising from a construction contract. The construction contract was for the construction of weigh stations and commercial vehicle inspection stations with complex weighing/monitoring and signaling systems to monitor truck traffic located in either direction of Route 78, at Exit 6 off of Route 78 in Greenwich Township, Warren County. Additionally, the commercial vehicle inspection station on the eastbound side was expanded for use by the New Jersey State Police to provide offices, a break room and a jail cell. Associated roadway improvements constructed include 15 sign structures, lighting, drainage, reconstruction of two bridges, and removal and replacement of a third bridge. The old weigh station at Exit 3 eastbound was demolished. RCC alleges that DOT breached its contract on various grounds, including, but not limited to unanticipated rock removal; unusual weather conditions; errors in the construction documents; changes in the character of the work; additional work; inaccurate plans to perform milling and paving; acceleration required by DOT; State shutdown during the summer of 2006; JCP&L utility strike; lane occupancy charges; and subcontractor issues. Completion of the project occurred in summer 2008, but the project closeout as of March 31, 2009 was not fully complete. RCC was providing documentation in support of its claims. DOT and RCC were slated initially to present their positions to the DOT Claims Committee. If resolution fails, both parties have agreed to proceed to mediation. If mediation fails, it is anticipated that RCC will file suit. The State has indicated that it intends to vigorously defend this matter.

Twenty First Century Rail Corporation v. New Jersey Transit Corporation. In December 2008, Twenty First Century Rail Corporation (“TFC”) filed claims against the New Jersey Transit Corporation (“NJ Transit”) concerning the construction by TFC of a major portion of the second phase of NJ Transit’s Hudson Bergen Light Rail Transit Project (“HBLRT”). TFC is the prime contractor on the long-term design, construction and operation of the HBLRT. Although the entire project was bid out by NJ Transit as a design/build/operate/maintain contract to be constructed in several major phases, one portion of the second phase was designed in its entirety by NJ Transit’s design consultant firm, Parsons, Brinkerhoff, Quade & Douglass (the “Design Consultant”), for construction by TFC (the “N-30 Tunnel Contract”). The N-30 Tunnel Contract involved the enlargement and rehabilitation of the existing Weehawken Tunnel under the Palisades, the construction of a new street-level station to be connected to the Weehawken Tunnel by an elevator system, and the installation of necessary light rail tracks, signals and communications. The contract with TFC required it to subcontract out the work after soliciting competitive bids. The subcontract was issued by TFC to a joint venture of Frontier-Kemper Constructors, J.F. Shea Construction and Beton-Und Monierbau (collectively, “Frontier-Kemper”). TFC and Frontier-Kemper claim that substantial design errors and omissions by NJ Transit’s Design Consultant led to significant delays on the N-30 Tunnel Contract by Frontier-Kemper, resulting in substantial damages to TFC and Frontier-Kemper. TFC has also asserted claims for breach of contract and breach of the covenant of good faith and fair dealing. TFC and Frontier-Kemper have also asserted claims of unjust enrichment/quantum merit against NJ Transit and claims for negligence and negligent misrepresentation against the Design Consultant. In March 2009, NJ Transit filed an answer to TFC’s complaint, counterclaims and cross-claims against TFC and Frontier-Kemper and a motion for summary judgment. In March 2009, the Design Consultant filed cross-claims against NJ Transit and a third party complaint against other parties involved in the matter. The State has indicated that it is vigorously defending this matter.

Horizon Blue Cross Blue Shield of New Jersey v. The State of New Jersey et al. The New Jersey Legislature amended the insurance premiums tax to remove the availability of the insurance premiums tax “cap” for health service corporations. The Legislature projected that the amendment would have a positive revenue effect of approximately $40 million annually. On July 6, 2005, Horizon Blue Cross Blue Shield of New Jersey (“Horizon”) filed a complaint in the Superior Court of New Jersey, Chancery Division, Essex County, contesting this tax amendment and seeking (i) a declaration that the statute is unconstitutional; (ii) to restrain and enjoin the State from collecting the tax; and (iii) other relief. Horizon asserts numerous Federal and State constitutional claims regarding the amendment, including violations of due process, equal protection, special legislation, retroactivity, the takings clause, and the attainder clause, and unauthorized state action under 42 U.S.C. Sec.

1983. The State filed an answer and a motion to transfer the matter to the Tax Court of New Jersey on August 9, 2005. On October 28, 2005, the court granted the State’s motion to transfer this matter to the Tax Court of New Jersey.

On February 9, 2006, Horizon filed an order to show cause seeking injunctive relief against enforcement by the State of the amendment. On February 21, 2006, the State filed its opposition to the order to show cause and also filed a cross motion to dismiss Horizon’s Section 1983 and takings clause claims. On February 22, 2006, the Tax Court denied Horizon’s request for injunctive relief, agreeing with the State that the payment of the insurance premium tax pursuant to the amendment did not cause irreparable harm to Horizon. The Tax Court also, on February 22, 2006, denied the State’s cross motion. On May 4, 2006, the State filed a motion to dismiss Horizon’s Section 1983 claim for failure to state a claim. On May 26, 2006, in response to the State’s motion to dismiss Horizon’s Section 1983 claim, Horizon filed a cross motion to compel discovery, which cross motion was subsequently withdrawn. On June 9, 2006, the Tax Court dismissed Horizon’s Section 1983 claim. On February 2, 2009, Horizon filed a motion for summary judgment. The State filed its opposition and a cross-motion to Horizon’s motion for summary judgment on March 30, 2009. The State has indicated that it is vigorously defending this matter.

Oracle International Corporation v. Director, Division of Taxation. On or about March 25, 2009, Oracle International Corporation (“Oracle”) filed a complaint contesting the New Jersey Department of the Treasury, Division of Taxation’s (“Division”) December 17, 2008, Notice of Assessment Relating to Final Audit Determination, imposing Corporation Business Tax for the audit period June 1, 2001, through May 31, 2007. Oracle alleges it is not subject to tax in the State, and challenges the assessment on a number of grounds, including the claim that the State’s throw out rule under N.J.S.A. 54:10A-6(b) is facially invalid and unconstitutional as applied under the State and federal constitutions. The State has indicated that it intends to vigorously defend this matter.

New Jersey Self-Storage Association, etc., et al. v. Jon Corzine, et al. (II) On or about January 12, 2007, the New Jersey Self-Storage Association (the “Plaintiff”) field a complaint in the New Jersey Superior, Chancery Division, Monmouth County. The Plaintiff seeks a declaration under N.J.S.A. 2A: 16-50 that the enactment of the new seven (7) percent sales tax on self-storage receipts violates several federal and State constitutional provisions, including violations of due process and equal protection, the takings clause, the special legislation clause and the uniformity clause.

On March 5, 2007, the State filed a motion (in lieu of an answer) to dismiss the complaint, or in the alternative, to transfer this matter to the Tax Court of New Jersey. On April 24, 2007, the Court granted the State’s motion to transfer this matter to the Tax Court of New Jersey. In December 2007, the plaintiff filed a motion for summary judgment. On February 19, 2008, the State filed its brief in opposition to the plaintiff’s motion for summary judgment and cross-moved for summary judgment. Arguments on the matter were held on May 23, 2008. On June 25, 2008, the Tax Court ruled in favor of the State denying the plaintiff’s motion for summary judgment and granted the State’s cross-motion for summary judgment dismissing four of the plaintiff’s five federal and State constitutional claims. The plaintiff advised the Tax Court on July 25, 2008, that the plaintiff would not pursue their remaining federal and State constitutional claim based on the takings clause. The Plaintiff filed a notice of appeal on August 22, 2008 with the Appellate Division. On November 26, 2008, the Plaintiff withdrew its appeal.

Lukens v. State of New Jersey. This suit was filed on December 16, 2008 in the Superior Court, Law Division, Atlantic County by Charles Lukens, Doris Mann Lukens and Liberty & Prosperity 1776, Inc. (the “Plaintiffs”). Plaintiffs seek a declaration that the amendment to the Debt Limitation Clause of the New Jersey Constitution (Article VIII, Sec. 2, para 3.), specifically to paragraph (b) of Article VIII, Sec. 2, para. 3 of the State Constitution adopted as Senate Concurrent Resolution No. 39 by the State Legislature and approved by the voters at the general election on November 4, 2008, is unconstitutional. The Plaintiffs claim that the ballot question and the interpretative statement were defective. On February 23, 2009, by order of the court, venue for this matter was changed to the Superior Court, Law Division, Mercer County. The State has indicated that it intends to vigorously defend this matter.

* * * * *

RATING AGENCIES’ ACTIONS

As of July 17, 2009, Standard & Poor’s, Moody’s and Fitch rated the State’s general obligation bonds, respectively, AA, Aa3 and AA-. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. Additional revisions or withdrawals of ratings could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

New Jersey municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New Jersey state personal income taxes. Accordingly, the fund’s investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX C

ADDITIONAL INFORMATION CONCERNING

NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of New York (“New York” or the “State”). The sources of payment for New York municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last two paragraphs hereof, is derived solely from information contained in official statements relating to offerings of New York bond issues, the most recent such official statement (or supplement thereof) being dated May 29, 2009. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any New York issuer.

CURRENT ECONOMIC OUTLOOK

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The U.S. Economy

National economic conditions deteriorated substantially over the six months ended May 2009. The U.S. economy contracted 6.3 percent in the fourth quarter of 2008, which, after adjusting for inflation, was the largest decline since the first quarter of 1982. The decline was particularly broad-based ranging from a 4.3 percent decline in real household consumption to a 23.6 percent decline in real exports. As of May 2009, the State’s Division of the Budget (“DOB”) projected a decline of similar magnitude for the first quarter of 2009, with a more modest decline projected for the second quarter. The U.S. economy was projected as of May 2009 to contract 2.9 percent for all of 2009, the largest annual decline of the postwar period and more than twice the rate of decline projected in January 2009. As of May 2009, real U.S. Gross Domestic Product (“GDP”) growth for 2010 had been revised down to 1.5 percent.

The pace of the economy’s contraction is reflected in the accelerated rate of job loss that occurred in the fall of 2008. The U.S. labor market lost an average of 667,000 jobs each month from November 2008 through March 2009, compared with an average loss of 180,000 jobs during the first 10 months of last year. Jobs have been shed from every major sector of the economy except for health care. The nation’s unemployment rate rose to 8.5 percent in March 2009, compared with 5.1 percent for the same month of 2008. As of May 2009, DOB projected non-agricultural employment to fall 3.7 percent in 2009, followed by a smaller decline of 0.1 percent in 2010. As of May 2009, the unemployment rate was expected to average 8.9 percent for 2009, followed by 9.4 percent for 2010. As of May 2009, the most recent data indicate that, in addition to cutting jobs, private sector businesses are cutting even more deeply into investment for equipment, structures, and inventories than projected in January. Total non-residential investment, which includes both plant and equipment, was projected as of May 2009 to fall 12.4 percent in 2009. The size of the inventory correction projected for 2009, as a percentage of GDP, would be the largest since 1949.

There are signs that credit market conditions among banks have improved since the fall of Lehman Brothers and other negative developments in the financial world. But an unknown quantity of asset-backed debt remains on bank balance sheets, causing lending institutions to restrain lending activity. Residential and commercial mortgage-backed debt continues to be of particular concern. In addition, the contracting economy has increased default risk across all other types of debt, also constraining the supply of credit. Lower spending by households and businesses has reduced the demand for borrowed funds as well. The Federal Reserve reports that credit card debt fell 0.8 percent in February 2009, the largest monthly decline since the mid-1970s, likely reflecting both demand and supply conditions. Consequently, the total volume of lending remained subdued as of May 2009, with the uncertainty associated with bank balance sheets continuing to add to equity market volatility.

Economic weakness and a declining labor market are expected to result in declines in wages and several of the non-wage components of personal income. As of May 2009, wages were projected to fall 1.4 percent for 2009, followed by growth of 2.7 percent for 2010 and total personal income was expected to fall 0.3 percent for 2009, the first annual decline since 1949. In response to tight credit market conditions and declining employment and income, households are adjusting their balance sheets by increasing their savings and reducing consumption. Consumption fell 3.8 percent in the third quarter of 2008, followed by an even greater decline of 4.3 percent in the fourth quarter. These declines represent the largest since 1980. Auto sales reported for early 2009 are near historic lows. DOB has revised real household consumption growth down to a decline of 1.0 percent for 2009, with growth of only 1.4 percent projected for 2010.

The global recession has only deepened since the State’s January 2009 forecast. As of May 2009, real U.S. exports were projected to fall 15.1 percent for 2009, with a much steeper decline projected for imports as well. Another casualty of the global downturn has been oil prices, which have fallen from their July 2008 peak of $147 per barrel to about $50 per barrel as of May 2009. Other commodity prices have followed suit, with gasoline prices also considerably below their most recent highs. As a result, the general price level, as measured by the Consumer Price Index, was projected as of May 2009 to fall 0.5 percent in 2009, the first annual decline since 1955, followed by consumer price inflation of 1.7 percent for 2010. Consequently, as of May 2009, DOB did not expect the Federal Reserve to alter its federal funds policy target until the middle of 2010.

Led by the nation’s troubled financial sector, U.S. corporate profits fell for six consecutive quarters starting in the third quarter of 2007. The 51.4 percent decline for the fourth quarter of 2008 was the largest since the fourth quarter of 1953, with three more declines expected for the first three quarters of 2009. Consequently, as of May 2009, DOB revised down its outlook for profits since the release of the January forecast. As of May 2009, DOB projected U.S. corporate profits from production, including the capital consumption and inventory valuation adjustments, to fall 22.0 percent in 2009, followed by growth of 4.6 percent for 2010. Though equity markets have risen from their recent lows, DOB projected prices, as represented by the Standard & Poor’s 500 Index, to fall 31.2 percent on an annual average basis for 2009, followed by growth of 10.0 percent for 2010.

The New York Economy

DOB estimates that the New York State economy experienced a business cycle peak in August 2008, fully eight months after the nation as a whole. However, because the State is the epicenter of the global financial crisis, it is likely that the State downturn could be deeper than downturns of the recent past. Data released since January 2009 indicate that the fourth quarter of 2008 was a significant turning point for the State economy. The 3-month increase in the State unemployment rate from November 2008 to February 2009, on a seasonally adjusted basis, was the largest, in both absolute and percentage terms, over the history of the series. Although there was no change from February 2009 to March 2009, the March 2009 State unemployment rate was fully three percentage points above its March 2008 value. Initial unemployment benefit claims for March 2009 were up 75.3 percent from the same month in 2008. As a result, as of May 2009, State private sector employment was projected to fall 2.5 percent for 2009, followed by a decline of 0.3 percent for 2010.

The securities industry has seen an unprecedented decline in profitability since the third quarter of 2007. With the investment banking industry as we knew it now gone, the profit levels achieved earlier in the decade may no longer be attainable. Consequently, DOB projects a decline in State wages for 2009 of 4.2 percent, the largest annual decline in the history of the Quarterly Census of Employment and Wage data. Wage growth for 2010 has been revised down to 2.0 percent.

The downturn has spread far beyond Wall Street. As of May 2009, DOB projected significant declines in every sector of the State economy except for education and health care and social assistance. Falling U.S. corporate earnings are reducing the demand for the State’s business and professional services, where some of the largest job losses are expected. Large rates of decline are also expected for financial services, manufacturing, and construction. Credit market conditions and rising debt default rates are expected to continue to depress real estate activity, particularly in the commercial sector where high-value transactions contribute significantly to state and local government revenues. The volume of such transactions can be expected to fall as office vacancy rates rise; the downtown New York City office vacancy rate rose 32 percent between the fourth quarter of 2007 and the fourth quarter of 2008, while the midtown rate rose 67 percent.

The recession has been characterized by a loss of vast sums of wealth from both a depressed equity market and a depressed real estate market. The simultaneous decline of both markets distinguishes current economic conditions from those that existed during the last recession. As of the fourth quarter of 2008, an unprecedented $12.8 trillion in net wealth had been destroyed since its third quarter 2007 peak. Consequently, as of May 2009, the DOB was projecting even larger declines in taxable income than occurred during the last recession. New York State adjusted gross income fell 5.5 percent in 2001 and another 4.4 percent in 2002, following the collapse of the high-tech/Internet bubble and the attacks of September 11, 2001. For 2008 and 2009, declines of 7.1 percent and 7.9 percent, respectively, were projected as of May 2009. The loss of wealth, along with declining State employment and income, is also having an impact on household spending, depressing taxable sales as well.

Risks to the Economic Forecasts

DOB’s outlook calls for an end to the recession sometime in the third quarter of calendar year 2009, making it the longest since the Great Depression. However, there are a number of risks to the forecast. The large economic stimulus package passed by Congress in February 2009 and a Federal Reserve interest rate target of near zero, along with Congress’s massive injections of liquidity into the financial system, were expected, as of May 2009, to contribute to positive, albeit low growth in real U.S. GDP by the third quarter of 2009. However, the response of the economy to this stimulus depends in part on the normal functioning of credit markets. Further delay in the return of normalcy to markets could in turn delay the onset of the recovery. A weaker labor market than projected could result in even lower incomes and weaker household spending than projected. The global economy could contract further than anticipated, further depressing demand for U.S. exports and putting additional downward pressure on corporate earnings. Improving equity prices as markets look beyond the current crisis were a recent bright spot, but slower corporate earnings growth than expected could further depress equity markets, delaying their recovery and that of Wall Street. On the other hand, a stronger response to the stimulus package, higher equity prices, or stronger global growth than anticipated could result in stronger economic growth than is reflected in the forecast.

All of the risks to the U.S. forecast apply to the State forecast as well, although for the State, as the nation’s financial capital, financial market uncertainty poses a particularly large degree of risk. Lower levels of financial market activity than anticipated could result in a further delay in the recovery of Wall Street profits and bonuses. A more severe national recession than expected could prolong the State’s downturn, producing weaker employment and wage growth than projected. Weaker equity and real estate activity than anticipated could negatively affect household spending and taxable capital gains realizations. These effects could ripple though the economy, further depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

FINANCIAL PLAN RESERVES AND RISKS

Complex political, social, and economic forces influence the State’s economy and finances, many of which are outside the ability of the State to control. These include, but are not limited to, the performance of the national and State economies; the impact of continuing write-downs and other costs affecting the profitability of the financial services sector, and the concomitant effect on bonus income and capital gains realizations; the impact of calendar year 2008 wage and bonus activity on the State tax settlement in fiscal year 2009-10; access to the capital markets in light of the disruption in the municipal bond market; litigation against the State, including challenges to certain tax actions and other actions authorized in the State’s 2009-10 Enacted Budget Financial Plan, dated April 28, 2009 (the “Enacted Budget”); and actions taken by the Federal government, including audits, disallowances, and changes in aid levels. Such forces may affect the complete plan (“State Financial Plan”) of estimated available receipts and projected disbursements for the ensuing fiscal year accompanying the Executive Budget unpredictably from fiscal year to fiscal year. For example, the State Financial Plan is based on forecasts of national and State economic activity developed through both internal analysis and review of national and State economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the 2009-10 fiscal year that are materially worse than predicted, with corresponding material and adverse effects on the State’s projections of receipts and disbursements.

Projections of total State receipts in the Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projections of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source from its estimated tax base.

Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for the use of State services.

An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances pending against the State, which could adversely affect the State’s projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowances or other federal actions that could affect State finances.

DOB believes that its projections of receipts and disbursements relating to the Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth herein. In the past, the State has taken management actions to address potential Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in its projections for the 2009-10 fiscal year.

Actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government have helped to create projected structural budget gaps for the State. These gaps result in a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance however, that the Legislature will enact the Governor’s proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

In any year, the Financial Plan is subject to risks that, if they were to materialize, could affect operating results. The most significant current risks include those set forth under “Current Economic Outlook—Risks to the Economic Forecasts” above.

State Cash Flow Projections

As of May 15, 2009, DOB projected that each month of the 2009-10 fiscal year would end with a positive cash balance in the General Fund. However, the General Fund’s 2009-10 opening cash position of $1.9 billion was lower than in recent fiscal years and DOB expects extremely tight operating margins, including periodic negative balances in the General Fund, especially in the first quarter of the fiscal year, before the benefit of approved actions in the Enacted Budget are fully realized. The June 2009 closing balance of $111 million was the lowest projected for the fiscal year, based on DOB’s original forecast. DOB projected cash balances of $2.8 billion by September 30, 2009, $1.2 billion by December 30, 2009, and $1.4 billion by March 31, 2010. The settlement of tax liabilities for calendar year 2008, which primarily took place in April and May 2009, had the potential to significantly alter the cash flow position of the State.

As of May 29, 2009, DOB estimates that the cumulative variance in General Fund receipts (including transfers from other funds) for the two-month period ending May 31, 2009 may be in the range of $400 million to $700 million below its previous cash flow forecast. Lower than expected personal income tax collections are expected to account for most of the projected variance. Personal income tax collections as of May 29, 2009 reflect lower final payments and higher refunds related to calendar year 2008 as well as the phased-in timing of the implementation of the personal income tax increase approved in the Enacted Budget. It is possible that the negative variances from the DOB’s cash flow forecast experienced through May 2009 will continue in subsequent months. DOB expected that June 2009 results would provide more definitive information as to whether the variances observed in the first two months of the fiscal year were substantially timing-related or performance based (indicating the need for potential revisions to the annual receipts forecast). In particular, June 2009 collections were expected to reflect a second full month of withholding on wages and the first estimated payments on 2009 tax liability under the personal income tax increase (as well as additional information on the performance of other State taxes compared to the May 2009 forecast, including the first reconciliation of business tax payments on 2009 tax liability). In addition, litigation concerning the State’s Bottle Bill (discussed below) may adversely affect planned receipts in 2009-10. The Financial Plan for 2009-10 includes $115 million related to amendments to the Bottle Bill approved in the Enacted Budget. General Fund disbursements (including transfers to other funds) were expected to be approximately $100 million to $200 million below the cash flow forecast through May 2009 with variances in individual programs generally appearing to be timing-related. The Enacted Budget authorizes the General Fund to borrow resources temporarily from other funds for a period not to exceed four months (or the close of the fiscal year, whichever is shorter). DOB expects periodic negative balances during the fiscal year, especially in the first quarter of 2009-10, before the benefit of approved actions in the Enacted Budget are fully realized. DOB and the Department of Taxation and Finance are monitoring collections and refund activity closely.

The Enacted Budget authorizes the General Fund to borrow resources temporarily from other funds for a period not to exceed four months. In addition, under existing law, the General Fund is authorized to use resources in the State’s Tax Stabilization Reserve for cash flow purposes, but is required to repay the amounts in full by the close of the fiscal year. Technical legislation approved in the Enacted Budget expands this authorization to include funds available in the Rainy Day Reserve and Contingency Reserve.

State Workforce Reductions

On March 24, 2009, the Executive Branch announced that it would implement a workforce reduction plan (“WRP”). DOB expects that the WRP will result in a State workforce reduction equivalent to approximately 8,700 employees, and will generate savings of approximately $160 million in 2009-10 growing to over $300 million in 2010-11. On April 7, 2009, DOB directed all State agencies to prepare WRPs to be submitted to DOB by April 21, 2009. The State workforce subject to Executive control finished 2008-09 at 136,490 positions compared to the Executive Budget estimate of 137,745, a decline of 1,255. In 2009-10, this portion of the workforce is expected to be reduced to 128,803 positions, a reduction of 7,687. There can be no assurance that the WRP will achieve the level of savings projected in the Financial Plan.

Labor Settlements

As of May 2009, the State had reached labor settlements with several labor unions: the Civil Service Employees Association, the Public Employees Federation, the United University Professions (the “UUP”), District Council 37, and the Police Benevolent Association. Under the terms of these four-year contracts, which run from April 1, 2007 through April 1, 2011 (July 2, 2007 through July 1, 2011 for the UUP), employees will receive pay increases of 3 percent annually in 2007-08 through 2010-11 and 4 percent in 2011-12. Pursuant to the Governor’s directive, most non-unionized “management/confidential” will not receive the planned general salary increase, merit awards, longevity payments, and performance advances in 2009-10.

As of October 2008, the State had reached a labor settlement with the union representing New York State Troopers. The union ratified the contract and, as of October 2008, DOB expected the Legislature to authorize a pay bill later in the 2008-09 fiscal year. In 2008-09, the General Fund costs of the agreement were expected to be financed in their entirety with existing reserves earmarked for this purpose. In addition, DOB has recalculated the expected impact of the existing labor settlement with UUP based on updated information.

As of May 2009, other unions representing uniformed correctional officers, graduate students, and security/park police had not reached settlements with the State. DOB estimates that if all the unsettled unions were to agree to the same terms that have been ratified by other unions, it would result in added costs of approximately $400 million in 2009-10, assuming a retroactive component for fiscal years 2007-08 and 2008-09 and approximately $275 million in both 2010-11 and 2011-12. The Enacted Budget for 2009-10 assumes spending related to these settlements. There can be no assurance that actual settlements will not exceed the amounts included in the Plan. In addition, no reserve has been set aside for potential pay raises for judges.

School Supportive Health Services

The Office of the Inspector General (“OIG”) of the United States Department of Health and Human Services has conducted six audits of aspects of New York State’s School Supportive Health Services program with regard to Medicaid reimbursement. The audits cover $1.4 billion in claims submitted between 1990 and 2001. As of May 2009, OIG has issued four final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicare and Medicaid Services (“CMS”) disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for New York City speech pathology services, and $96 million of the $123 million for New York City transportation services. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn. If the recommended disallowances are not withdrawn, the State expects to appeal.

While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State, pending completion of the audits.

Proposed Federal Rule on Medicaid Funding

On May 25, 2007, CMS issued a final rule that, if implemented, would significantly curtail Federal Medicaid funding to public hospitals (including New York City’s Health and Hospitals Corporation (“HHC”)) and programs operated by both the Office of Mental Retardation and Developmental Disabilities (“OMRDD”) and the Office of Mental Health (“OMH”). The rule seeks to restrict State access to Federal Medicaid resources by changing the upper payment limit for certain rates to actual facility reported costs. As of May 2009, it was estimated that this rule could result in a loss of $350 million annually in Federal funds for HHC and potentially larger losses in aid for the State Mental Hygiene System. As part of the Federal American Recovery and Reinvestment Act of 2009 (the “ARRA”), implementation was to be delayed until July 1, 2009.

On May 23, 2007, CMS issued another rule that would eliminate Medicaid funding for graduate medical education (“GME”). The proposed rule clarifies that costs and payments associated with GME programs are not expenditures of Medicaid for which Federal reimbursement is available. This rule could result in a Financial Plan impact of up to $600 million since the State would be legally obligated to pay the lost non-Federal share. As part of the ARRA, implementation has been delayed indefinitely.

On February 22, 2008, CMS issued a change to the rules that regulate State taxation of healthcare entities, effective April 22, 2008. The rule affords CMS flexibility in identifying a “linkage” between provider taxes and Medicaid payments rendering the tax invalid. As of May 2009, the State used a substantial amount of provider tax receipts to finance various healthcare programs that serve the State’s most vulnerable populations. While the State strongly believes that its imposed taxes are in full compliance, the vagueness of the new rules provides no assurance that these funding streams are adequately protected. On May 6, 2009 CMS extended the delayed implementation through June 30, 2010.

CMS has also issued a rule regarding targeted case management which clarifies the definition of covered services. The final rule was issued on December 4, 2007 and made effective March 3, 2008. As of May 2009, the State was in the process of litigating this issue and has requested a one-year implementation extension. On May 6, 2009, CMS issued a proposed regulation that would partially rescind the revised definitions of services covered and provide states with the necessary flexibility to ensure beneficiary access to case management services.

Further, CMS has proposed to restrict Medicaid coverage for rehabilitative services and reimbursement for school based health services, which could pose a risk to the Financial Plan and result in hundreds of millions of dollars in reduced Federal-share funding. As part of the ARRA, implementation of restrictions for rehabilitation services was to be delayed indefinitely, while school based health services were to be deferred until July 1, 2009. As a result of issues brought forward by states, the school based regulation was rescinded on May 6, 2009.

On all of these rules, the State was actively lobbying the Federal government to be held harmless, either through an extension/modification of the moratorium in effect as of May 2009, or through other administrative or statutory means. The State is joined by many other states in challenging the adoption on the basis that CMS is overstepping its authority and ignoring Congressional intent.

New York City Personal Care Audit

The OIG of the United States Department of Health and Human Services released a September 2008 draft audit with regard to Medicaid reimbursement for personal care services in New York City. The draft audit reviewed claims for the period July 1, 2004 through December 31, 2006. Based upon their review, the OIG called for the State to repay an estimated $815 million in Federal Medicaid because payments were not supported with required medical exams and social and nursing assessments. Both New York City and the Department of Health (“DOH”) disagree with these findings and are in the process of conducting their own claims review. On February 10, 2009, DOH submitted its formal response to OIG contesting the audit findings. As of May 2009, OIG had shared no additional comments.

Bond Market Issues

Projections as of May 2009 reflected that the level of State-supported debt outstanding and debt service costs would continue to remain below the limits imposed by the Debt Reform Act of 2000 through 2011-12. However, the State has entered into a period of significantly declining debt capacity. Based on the personal income and debt outstanding forecasts, as of May 2009, the State was expected to exceed the debt outstanding cap in 2012-13 by approximately $300 million. As of May 2009, the State expected to propose actions in the 2010-11 Executive Budget in order to stay within the statutory limitations.

Financial Plan Reserves

In January 2007, the State created a new statutory Rainy Day Reserve that has an authorized balance of 3 percent of General Fund spending. The Rainy Day Reserve may be used to respond to an economic downturn or catastrophic event. The State made its first deposit of $175 million in 2007-08. The Tax Stabilization Reserve has an authorized balance of 2 percent of General Fund spending and can be used only to cover unforeseen year-end deficits.

As of May 2009, the State had projected that General Fund reserves would total $1.4 billion at the end of 2009-10, with $1.2 billion in undesignated reserves available to deal with unforeseen contingencies and $151 million designated for subsequent use. The $1.2 billion of undesignated reserves included a balance of $1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, and $21 million in the Contingency Reserve Fund for litigation risks.

As of May 2009, the designated reserves consisted of $78 million in the Community Projects Fund to finance existing “member-item” initiatives, and $73 million set aside for debt management purposes.

Other Financial Plan Risks

The Financial Plan forecast contains specific transaction risks and other uncertainties, including, but not limited to, the development of new video lottery terminal (“VLT”) facilities; the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Financial Plan; the enforcement of certain tax regulations on Native American reservations; the timing and value of proceeds from the sale of Wellpoint stock expected to finance certain health care spending; and the achievement of cost-saving measures, including, but not limited to, administrative savings in State agencies through the WRP and the transfer of available fund balances to the General Fund, at the levels projected as of May 2009. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Financial Plan in the year 2009.

Finally, there can be no assurance that (1) receipts will not fall below projections, requiring additional budget-balancing actions in the year 2009, and (2) the gaps projected for future years will not increase materially from the projections set forth herein.

Projections as of May 2009 estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Debt Reform Act of 2000 (the “Debt Reform Act”) throughout the next several years. However, as of May 2009, the State had entered into a period of significantly declining debt capacity. As of May 2009, available cap room, in regards to debt outstanding, was expected to decline from 0.74 percent ($6.8 billion) in 2009-10 to only 0.08 percent ($763 million) in 2011-12, a decrease of 88 percent or $6 billion. In addition, debt outstanding was projected to exceed the cap by 0.03 percent ($314 million) in 2012-13 and by 0.04 percent ($384 million) in 2013-14. As of May 2009, the State planned to take actions in future budget cycles before fiscal year 2012-13 in order to stay within the statutory debt limits.

As of May 2009, the recent market volatility and the decline in the market value of many equity investments have negatively impacted the assets held for the New York State and Local Retirement Systems (the “Systems”). In DOB’s view, these or future downturns in financial markets will not affect the State’s contributions to the

Systems for fiscal year 2009 (which was based on the value of the assets as of April 1, 2007 and has already been paid) or the estimated contribution to the Systems for fiscal year 2010 (which is based on the value of the pension fund and its liabilities as of April 1, 2008). However, such downturns will result in an increase in the amount of the contributions required to be made for fiscal years after fiscal year 2010. The amount of such increases would depend, in part, on the value of the pension fund as of each April 1 as well as on the present value of the anticipated benefits to be paid by the pension fund as of each April 1. For fiscal year 2011, the Office of the State Comptroller (“OSC”) anticipates a significant increase in contributions as compared to fiscal year 2010.

2009-10 ENACTED BUDGET FINANCIAL PLAN OVERVIEW

The Enacted Budget for 2009-10 closes the largest budget gap ever faced by the State. As of May 2009, the combined current-services budget gap for 2008-09 and 2009-10 totaled $20.1 billion (2008-09: $2.2 billion; 2009-10: $17.9 billion), before the gap-closing actions approved by the Governor and Legislature and the receipt of extraordinary Federal aid. For perspective, the two-year budget gap that needed to be closed was equal to approximately 37 percent of total General Fund receipts in 2008-09. The cumulative gap for the five-year planning period from 2008-09 through 2012-13, before approved gap-closing actions, totaled $85.2 billion.

The combined current-services gap for 2008-09 and 2009-10 grew steadily over 2008-09, increasing four-fold since May 2008. The $15 billion increase in the combined gap, to $20.1 billion, was due almost exclusively to the precipitous decline in projected receipts, reflecting the severity of the current economic downturn and dislocation in the financial markets. The current recession has been characterized by a loss of vast sums of wealth from depressed equity and real estate markets. As of the fourth quarter of 2008, an unprecedented $12.8 trillion in net wealth had been destroyed nationwide since the third quarter of calendar year 2007. The DOB expects this to have a substantial impact on taxable income and, by extension, State tax receipts. To understand the impact of the downturn on income, a comparison to the last recession is instructive: New York State adjusted gross income fell by $28 billion in 2001 and another $21 billion in 2002, following the collapse of the high-tech/Internet bubble and the attacks of September 11. In contrast, gross income losses of $52 billion in 2008-09 and $53 billion in 2009-10—or more than twice the last recession—were projected as of May 2009.

Addressing the Budget Gaps

The gap-closing plan for 2008-09 and 2009-10 was enacted in two parts. First, in early February 2009, the Governor and Legislature approved a deficit reduction plan (the “DRP”) for 2008-09. The DRP provided approximately $2.4 billion in savings over the two-year period, reducing the combined gap from $20.1 to $17.7 billion. Second, in March 2009, the Governor and Legislature reached final agreement on a budget for 2009-10, with the Legislature completing action on all appropriations and enabling legislation to implement the budget on April 3, 2009 (all debt service appropriations for 2009-10 were enacted on March 5, 2009). The Enacted Budget Financial Plan includes $11.5 billion in gap-closing actions, beyond the $2.4 billion approved in the DRP, for a total of $13.9 billion in gap-closing actions. (The gap-closing plan described herein refers to the combined actions taken in the DRP and the Enacted Budget for 2009-10, unless otherwise noted.)

To close the two-year budget gap in 2008-09 and 2009-10, the Governor and Legislature approved a total of $13.9 billion in gap-closing actions, including $6.5 billion in actions to restrain spending, $5.4 billion in actions to increase receipts, and $2 billion in non-recurring actions (more than half of which were used in 2008-09 to close a gap that opened in the last half of the fiscal year). The most significant actions include freezing the foundation aid and Universal Pre-Kindergarten education aid programs at 2008-09 levels; eliminating the Middle-Class School Tax Relief (“STAR”) rebate program (but maintaining the STAR exemption program that is expected to provide $3.5 billion in property tax relief); instituting Medicaid cost-containment; reducing the size of the State workforce; and increasing personal income tax rates on high-income earners.

In addition, the gap-closing plan includes $6.15 billion in direct fiscal relief that the Federal government is providing to the State under ARRA to stabilize State finances and help prevent reductions in essential services.

This extraordinary aid consists of $5 billion in State savings resulting from a temporary increase in the amount of Medicaid spending that is paid for by the Federal government (known as “FMAP”) and $1.15 billion in Federal aid provided by the ARRA State Fiscal Stabilization Fund (“SFSF”) to restore proposed reductions in education, higher education, and other essential government services.

Budget Outcomes

As of May 2009, DOB estimated that, after gap-closing actions and Federal aid, the General Fund and the Health Care Reform Act (“HCRA”) Financial Plan for 2009-10 is balanced, and leaves budget gaps of $2.2 billion in fiscal year 2010-11, $8.8 billion in fiscal year 2011-12, and $13.7 billion in 2012-13. As required by law, the State ended the 2008-09 fiscal year in balance in the General Fund and HCRA. The State received $1.3 billion in Federal aid under ARRA in 2008-09, of which $624 million was used to eliminate the 2008-09 gap, and $675 million was applied to close a portion of the 2009-10 gap. Based on DOB’s estimates as of May 2009, the cumulative budget gap for the five-year period (2008-09 through 2012-13) has been reduced from $85.2 billion to $24.6 billion, a reduction of approximately $60.6 billion—or over 70 percent—from the current-services forecast. (The State has indicated that estimates beyond 2009-10 are meant to provide a general perspective on the State’s long-term operating forecast, and are revised and updated quarterly.)

Annual growth of the State-financed portion of the budget—that is, spending financed directly by State residents through State taxes, fees, and other revenues—is held nearly flat. As of May 2009, General Fund disbursements, including transfers to other funds, were expected to total $54.9 billion in 2009-10, an increase of $301 million (0.6 percent) from 2008-09 results. Projected General Fund spending for 2009-10 has been reduced by $8.7 billion compared to the current-services forecast. State Operating Funds spending, which excludes Federal operating aid and capital spending, has been projected to total $78.7 billion in 2009-10, an increase of $574 million (0.7 percent) over 2008-09 results. State Operating Funds spending in the Enacted Budget Financial Plan has been reduced by $9.4 billion compared to the current-services forecast.

Elements of the Gap-Closing Plan

Before the dramatic economic events of 2008, the sustained growth in spending commitments since the last economic recovery was the principal contributor to the State’s growing budget gaps. Over 2008-09, however, the precipitous decline in actual and projected receipts caused by the economic downturn has been the dominant cause of the extraordinary increase in the budget gaps. This is illustrated by looking at the combined budget gap for 2008-09 and 2009-10. In May 2008, the projected gap of $5 billion was driven almost exclusively by expected spending growth. In contrast, the $15 billion incremental increase to the combined gap since that time is almost entirely due to the worsening outlook for receipts.

Accordingly, the gap-closing plan under the State’s control (that is, excluding Federal aid) is weighted toward spending restraint, but also relies on substantial tax and fee increases. Actions to restrain spending constitute approximately 46 percent of the State portion of the gap-closing plan. Actions to increase receipts constitute approximately 39 percent of the plan. Non-recurring resources make up the remainder.

Spending Restraint

Actions to restrain General Fund spending affect most activities funded by the State. As of May 2009, General Fund spending in the Enacted Budget Financial Plan was projected to total $54.9 billion in 2009-10, an increase of $301 million over 2008-09 results. General Fund spending was reduced by $8.7 billion from 2009 services levels.

The most significant actions recommended in the Enacted Budget Financial Plan that restrain General Fund spending include the following:

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A reduction of $2.0 billion in Medicaid/HCRA spending through cost-containment measures, including rate reductions; updating the base year on which rates are calculated; re-establishing certain industry assessments; financing a greater share of Medicaid spending through HCRA; eliminating a planned human services Cost-of-Living Adjustment (“COLA”) in 2009-10; and other targeted public health and aging reductions. In addition, the Enacted Budget authorizes savings actions to fully eliminate the HCRA operating deficit, including an increase in the Covered Lives Assessment, instituting a tax on for-profit Health Maintenance Organizations (“HMOs”), and increasing certain surcharges;

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A reduction of $1.7 billion in STAR spending by eliminating the Middle-class STAR program (but maintaining the STAR exemption program that will continue to provide tax relief); reducing the personal income tax credit for New York City taxpayers; and adjusting the timing of reimbursement to New York City;

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A reduction of $948 million in School Aid spending on a State fiscal year basis by maintaining selected aids at 2008-09 school year levels; extending the phase-in of foundation aid and the Universal Pre-Kindergarten (“UPK”) program from four to seven years; and authorizing additional lottery games that would increase projected resources available to education;

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A reduction of $392 million in mental hygiene spending by eliminating a cost-of-living increase for providers; instituting programmatic reforms to align reimbursement with actual costs (including closing, consolidating, and restructuring facility operations, thereby reducing the planned workforce by 865 positions); maximizing available Federal aid; and other measures;

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A reduction of $252 million in higher education spending through tuition increases at public universities approved by the State University of New York (“SUNY”) and City University of New York (“CUNY”) Boards of Trustee; reducing support for the four statutory colleges at Cornell University and the College of Ceramics at Alfred University; assessments on the SUNY and CUNY research foundations; inclusion of public sector pension income in Tuition Assistance Program (“TAP”) determinations; and other savings;

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A reduction of $217 million in public safety spending by closing three prison camps and various annexes in correctional facilities; improving parolee release and violation processes; eliminating farm operations at correctional facilities; reducing programs for inmates; and other operational changes;

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A $192 million reduction of human services spending by increasing the level of Federal funding that local districts are required to spend on child welfare services, eliminating the human services COLA; lowering reimbursement for optional, community-based preventative services; closing or downsizing 11 underutilized facilities (8 residential facilities and 3 non-residential facilities); and other measures;

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A reduction of $152 million in transportation spending by reducing the General Fund subsidy to the Dedicated Highway and Bridge Trust Fund (“DHBTF”) (which is made possible by an increase in certain fees) and to transit systems; and lowering spending on Department of Transportation (“DOT”) operations consistent with overall reduction in planned capital activities;

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A reduction of $134 million in member item funding by eliminating deposits into the Community Projects Fund for the Governor and Assembly that had been authorized in prior years. The Enacted Budget includes $170 million in new member item deposits split equally between the Senate and Assembly. The new legislative deposits are scheduled to be made in 2010-11 and 2011-12. The Governor had not accepted any new member-item funding as of May 2009;

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A reduction of $97 million in local government aid by holding aid and incentive payments for cities, towns, and villages outside of New York City at 2008-09 levels; reducing VLT aid; and other measures; and

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A reduction of $28 million in other education aid by reducing funding for, among other things, attendance-taking requirements at non-public schools, library aid, prior-year claims, and supplemental funding for certain after-school programs.

The gap-closing plan counts on savings from instituting the WRP. The WRP would reduce the State Executive Branch workforce by approximately 8,700 unionized employees through attritions, layoffs, and abolitions of funded vacancies. These reductions are in addition to those that the DOB expects to result from the facility closures and other actions affecting the workforce that were approved in this budget.

The Executive Budget had proposed achieving workforce savings without a substantial reduction in force through, among other things, the elimination of a planned 3 percent general salary increase for State employees in 2009-10 and a one-week wage deferral payable upon separation from State service. The State’s public employee unions rejected the proposals. Pursuant to the Governor’s directive, most non-unionized “management/confidential” employees in 2009-10 will not receive the planned general salary increase, merit awards, longevity payments, and performance advances and therefore will not be subject to the layoffs required in the WRP.

The Enacted Budget Financial Plan is slated to finance a larger share of economic development projects with ongoing resources rather than with long-term debt, starting in fiscal year 2010-11, to help relieve pressure on the State’s statutory debt cap and realize debt service savings in future years. The determination to allocate the “pay-as-you-go resources” to economic development takes into account that projects in this area typically have above-average financing costs.

The Enacted Budget Financial Plan includes a modest level of new initiatives in 2009-10, the costs of which are counted against the savings actions presented in this Financial Plan. The most significant initiatives include a new low-cost student loan program to which the State is scheduled to make an initial contribution of $50 million in 2009-10; extension of a program to assist homeowners facing foreclosure; an increase in the basic public assistance grant of 10 percent annually over the next three years; and additional funding for Health Care Equity and Affordability Law for New Yorkers (“HEAL-NY”), quality incentive pools for nursing homes and home care agencies, and other health initiatives.

Revenue Actions

The State has indicated that balancing the budget exclusively through spending reductions in 2009-10 would have required an extraordinary retrenchment in State services. Absent any actions to raise receipts, DOB estimates that General Fund spending would have had to be reduced by nearly $18 billion from the level required to meet existing commitments—and by almost $9 billion from 2008-09 results—to achieve a balanced budget in 2009-10. The State has indicated that spending reductions of this magnitude would be in direct conflict with Federal efforts to stimulate the economy during a severe recession, raise grave health and public safety concerns, and place additional pressure on local property taxes. Therefore, to maintain essential services and assist residents affected by the economic downturn, the Enacted Budget includes a package of tax increases and other revenue enhancements to help close the budget gap and address the further deterioration in the revenue base.

The most significant actions include:

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Temporary Personal Income Tax Increase ($3.9 billion): The Enacted Budget increases the State personal income tax rate for higher-income filers for a three-year period from tax year 2009 through tax year 2011. The Enacted Budget increases the rate for married couples filing jointly from 6.85 percent to 7.85 percent with incomes above $300,000 and to 8.97 percent for filers with incomes above $500,000;

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Increase Utility Assessment ($557 million): The Enacted Budget increases the regulatory fee on public utilities, including electric, gas, and water. The action is expected to pay for State regulatory and management oversight by raising the fee from 1/3 of 1 percent to 1 percent of intrastate revenues, expanding the fee to include energy service companies, and establishing an additional 1 percent State energy and utility service conservation assessment, which is due to expire on March 31, 2014. In recognition of the competitive nature of the telecommunications industry, telecommunications utilities regulated under Public Service Law Section 18-A are exempted from this temporary assessment;

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Bottle Bill ($115 million): The Enacted Budget expands the 5-cent deposit on carbonated beverages to include bottled water, and mandates that the State retain 80 percent of all unclaimed bottle deposits;

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High-Income Itemized Deductions ($140 million): The Enacted Budget limits the ability of taxpayers with incomes over $1 million to reduce their tax liability by claiming itemized deductions. As of May 2009, taxpayers with incomes over $525,000 are allowed to claim 50 percent of the value of itemized deductions. To sustain philanthropic giving, charitable deductions are excluded from this provision and may still be claimed as itemized deductions for the purposes of State income taxes;

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Empire Zones ($90 million): The Enacted Budget decertifies “shirt-changers” (that is, firms that change their names to maximize Zone benefits without providing any economic benefit) and firms producing less than $1 in actual investment and wages for every $1 in State tax incentives. Under the Enacted Budget, the Empire Zone program is due to sunset on June 30, 2010—one year earlier than in current law;

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Non-LLC Partnerships ($50 million): The Enacted Budget imposes a new fee on non-LLC partnerships equal to fee amounts that apply as of May 2009 to LLCs. Fee amounts are expected to range from $1,900 to $4,500. Unlike LLCs, partnerships with New York-source gross income under $1 million would be exempt;

•	Transportation Services ($26 million): The Enacted Budget broadens the sales tax base to cover certain transportation-related services, such as limousine and black car services, but excludes taxis;

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Beer/Wine Tax ($14 million): The Enacted Budget increases the excise tax on wine and beer. The tax on wine would increase from 18.9 cents per gallon to 30 cents per gallon, and the beer tax would increase from 11 cents per gallon to 14 cents per gallon. This translates into approximately 2 cents per bottle of wine and one and one-half cents per six pack of beer. These taxes were last increased in 1991, and are still among the lowest in the nation; and

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License Plates ($129 million starting in 2010-11): Effective April 1, 2010, the license plate reissuance fee is increased from $15 to $25, with revenues directed to the General Fund. License plates were last reissued in 2001.

Other revenue actions include increases in the bond issuance charge for public authorities and industrial development agencies; fines related to certain motor vehicle violations; real property transfer fees paid whenever a deed is recorded; and fees for license suspension. The Financial Plan also includes a potential franchise payment in 2011-12 related to the development of a new VLT facility. In addition, the Enacted Budget includes $350 million in new authorization for the State’s film tax and television production credit, which is intended to help keep entertainment industry jobs in New York State.

The Enacted Budget Financial Plan does not include approximately $1.2 billion in tax and fee proposals that had been proposed in the Executive Budget. Extraordinary Federal aid was used to eliminate these tax proposals.

Non-Recurring Resources

The two-year gap-closing plan included approximately $1 billion in non-recurring resources in 2008-09 and a comparable amount in 2009-10. The 2008-09 gap had to be closed within a three-month period, which severely limited the types of savings measures that were possible.

The largest non-recurring actions over the two year period include:

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Delay of the 53rd Medicaid Cycle Payment ($400 million): The 2009-10 fiscal year included 53 weekly cycle payments, compared to the typical 52 payments. This action delays the payment of a 53rd cycle until fiscal year 2011-12;

•	Increase Business Tax Prepayment ($333 million): This action increases the mandatory first installment of tax due from certain business taxpayers from 30 percent to 40 percent of the previous year’s tax liability. For most taxpayers, this installment is due in March with the filing of the previous year’s tax return. This will not change the amount of tax liability, but simply the timing of payments;

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New York Power Authority Excess Resources ($476 million): This action authorizes the transfer of $476 million to the General Fund (of which $306 million was received in 2008-09 and $170 million is planned in 2009-10). Of this amount, $215 million represents funds that were reserved by NYPA to pay for the disposal of waste at a Federal repository. It is anticipated that NYPA will not need these funds for several years. The remaining transfer represents assets not necessary to meet NYPA’s short term operating, capital or debt service costs;

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Equipment Financing ($104 million): This action authorizes the use of bond financing for eligible capital projects that were originally planned to be paid for with cash resources. DOB will make an annual determination on the financing for equipment, depending on Financial Plan needs, market conditions and debt management considerations; and

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City University (no net impact): To realize the benefit of health care savings in the DRP that were applicable to the final quarter of the 2008-09 fiscal year, but where the cash savings would occur in 2009-10, the State adjusted its reimbursement schedule to New York City related to the City University. Certain payments that were due in the first quarter of 2009-10, but that had been budgeted in 2008-09, will be made on their statutory due dates, not ahead of schedule. There is no net impact over the two fiscal years.

Other non-recurring resources consist of transfers of existing fund balances, cost-recoveries for overpayments in prior years, and other routine transactions.

Extraordinary Federal Aid

The gap-closing plan included $6.15 billion in fiscal relief that the Federal government is providing to the State under ARRA to stabilize State finances and help prevent reductions in essential services. Direct Federal aid for fiscal relief consists of the increase in the Federal matching rate for eligible State Medicaid expenditures and funds provided through the SFSF to restore proposed reductions in education and higher education and to maintain other essential government services. By law, the direct Federal fiscal relief must be used effectively and expeditiously to promote economic recovery, and may not be allocated for other purposes, such as funding reserves or paying down debt.

The ARRA increased the Federal government contribution, or matching rate, on eligible State Medicaid expenditures for the period from October 1, 2008 through December 31, 2010. The FMAP benefit to the State in 2008-09 totaled $1.3 billion, and, as of May 2009, was projected at $3.7 billion in 2009-10. In the Financial Plan, every $1 increase in the Federal matching rate corresponds to a $1 decrease in required State support for Medicaid, thus creating General Fund fiscal relief. In addition, since all Federal Medicaid payments must flow through the State’s Financial Plan, the increase in FMAP results in an increase in the “pass-through” of more Federal aid to counties and New York City, which contribute to the financing of the State’s Medicaid program. This pass-through amount totaled $440 million in 2008-09 and was projected as of May 2009 at $1.4 billion in 2009-10.

As of May 2009, the SFSF was expected to provide $1.15 billion in fiscal relief in 2009-10. The SFSF consists of two parts: an Education Fund, which must be used to restore proposed reductions in education and higher education, and an Other Governmental Services Fund, which must be used to maintain essential government services. As of May 2009, direct Federal fiscal relief from the Education Fund was projected to total $876 million in 2009-10. As of May 2009, fiscal relief from the other Governmental Services Fund was expected to total $274 million in 2009-10. This aid adds $1.15 billion in spending to the All Funds budget.

Lastly, a substantial amount of Federal aid is expected to flow to the State—and through the State Financial Plan to end recipients—that has no direct impact on the State’s budget gaps. In addition, Federal spending is affected by the timing of certain transactions, including the approval of State health care initiatives, and the Federal match on spending restorations authorized in the Enacted Budget. In 2009-10, the State expects to receive extraordinary Federal aid of approximately $4.6 billion. Extraordinary Federal aid increases the State’s All Funds budget, but has no relationship to the gap-closing plan. In addition, a substantial amount of other Federal aid that affects spending from Federal funds, but which has no impact on the budget gaps, will pass through the State’s All Funds Financial Plan in 2009-10 and 2010-11. Most of this is related to the ARRA, but also reflects the timing of Federal aid payments, changes in distribution patterns, and other factors.

Spending Levels

As of May 2009, General Fund disbursements, including transfers to other funds, were expected to total $54.9 billion, an increase of $301 million (0.6 percent) from 2008-09 results. Projected General Fund spending has been reduced as of May 2009 by $8.7 billion compared to the current-services forecast. State Operating Funds spending, which excludes Federal operating aid and capital spending, was projected to total $78.7 billion in 2009-0, an increase of $574 million (0.7 percent) over 2008-09 results. State Operating Funds spending in the Enacted Budget Financial Plan has been reduced by $9.4 billion compared to the current-services forecast.

The Federal ARRA and other Federal aid substantially increase All Funds spending in 2009-10. In total, Federal aid is responsible for $7.2 billion of the projected All Funds increase above the Executive Budget proposal. In addition, growing costs in Medicaid caseload and utilization trends, which are directly related to the economic downturn, add an additional $1.4 billion in projected costs on an All Funds basis. Therefore, extraordinary Federal aid and accelerating Medicaid entitlement costs together comprise $8.6 billion of the projected total increase in All Funds spending.

2009-10 FINANCIAL PLAN DISBURSEMENTS FORECAST

The spending forecast for each of the State’s major financial plan categories follows. Projected current-services disbursements are based on agency staffing levels, program caseloads, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions, and changes in Federal law. All projections account for the timing of payments, since not all the amounts appropriated in the Budget are disbursed in the same fiscal year.

As of May 2009, General Fund disbursements, including transfers to other funds, were projected to total $54.9 billion in 2009-10, an increase of $301 million from 2008-09 results. State Operating Funds spending, which includes both the General Fund and spending from other operating funds supported by assessments, tuition, HCRA resources and other non-Federal revenues, was projected to total $78.7 billion in 2009-10. The General Fund and State Operating Funds spending totals are reduced by the increase in FMAP. The projected receipt of extraordinary Federal aid in 2009-10 adds approximately $7.2 billion to the All Funds projected spending total.

Grants to Local Governments

Grants to Local Governments (“Local Assistance”) include payments to local governments, school districts, health care providers, and other local entities, as well as certain financial assistance to, or on behalf of, individuals, families, and nonprofit organizations. Local Assistance comprises 71 percent of All Funds spending.

In 2009-10, All Funds spending for local assistance was proposed, as of May 2009, to total $93.2 billion. Total spending is comprised of State aid to medical assistance providers and public health programs ($40.5 billion); State aid for education, including to school districts, universities, and tuition assistance ($34.3 billion); temporary and disability assistance ($4.8 billion); mental hygiene programs ($3.9 billion); transportation ($3.1 billion); children and family services ($2.7 billion); and local government assistance ($1.1 billion). Other local assistance programs include criminal justice, economic development, housing, parks and recreation, and environmental quality.

State Operations

As of May 2009, State Operations spending was for personal service and non-personal service costs. Personal service costs, which account for approximately two-thirds of State Operations spending, include salaries of State employees of the Executive Branch, Legislature, and Judiciary, as well as overtime payments and costs for temporary employees. Non-personal service costs, which account for the remaining one-third of State Operations, represent other operating costs of State agencies, including real estate rental, utilities, contractual payments (i.e., consultants, information technology and professional business services), supplies and materials, equipment, telephone service and employee travel.

Approximately 93 percent of the State workforce is unionized. The largest unions include the Civil Services Employees Association (“CSEA”), which primarily represents office support staff and administrative personnel, machine operators, skilled trade workers, and therapeutic and custodial care staff; the Public Employees Federation (“PEF”), which primarily represents professional and technical personnel (i.e., attorneys, nurses, accountants, social workers, and institution teachers); UUP, which represents faculty and non-teaching professional staff within the State University system; and the New York State Correctional Officers and Police Benevolent Association (“NYSCOPBA”), which represents security personnel (correction officers, safety and security officers).

The State workforce subject to Executive control (i.e., OSC, Law, SUNY/CUNY, and excluding the Legislature, Judiciary, and contractual labor), was projected as of May 2009 to total 128,803 full-time employees (“FTEs”) in 2009-10, a decrease of 7,687 from 2008-09 levels. Decreases are expected in nearly all agencies, mainly as a result of facility closures and the WRP.

As of May 2009, State Operations spending, which was projected to total $19.9 billion in 2009-10, financed the costs of Executive agencies ($17.8 billion), and the Legislature and Judiciary ($2.1 billion). The largest agencies in dollar terms and staffing levels include SUNY ($5.3 billion; 40,609 FTEs), Correctional Services ($2.4 billion; 29,175 FTEs), Mental Hygiene ($3.1 billion; 38,160 FTEs), DOH ($800 million; 5,441 FTEs), and State Police ($715 million; 5,607 FTEs).

State Operations spending by category, based upon prior year spending trends, is allocated among employee regular salaries (69 percent), overtime payments (3 percent), contractual services (19 percent), supplies and materials (4 percent), equipment (2 percent), employee travel (1 percent), and other operational costs (2 percent).

The State Operating Funds spending increase of $373 million (2.4 percent) in State Operations is primarily driven by a reserve to finance potential collective bargaining agreements with unsettled unions ($424 million), SUNY ($300 million), State Police ($86 million), Department of Taxation and Finance ($47 million), and stem cell research ($38 million) offset by a planned workforce reduction and a decline in State share Medicaid payments to State-owned mental hygiene facilities due to increased Federal Medicaid participation.

General State Charges

General State Charges account for the costs of fringe benefits provided to State employees and retirees of the Executive, Legislative and Judicial branches, and certain fixed costs paid by the State. Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, Social Security, health insurance, workers’ compensation and unemployment insurance. Fixed costs include State taxes paid to local governments for certain State-owned lands, and payments related to lawsuits against the State and its public officers.

For most agencies, employee fringe benefit costs are paid centrally from appropriations made to General State Charges. These centrally-paid fringe benefit costs represent the majority of General State Charges spending. However, certain agencies, such as the Judiciary and SUNY, directly pay all or a portion of their employees’ fringe benefit costs from their respective budgets. Employee fringe benefits paid through the General State Charges account are paid from the General Fund in the first instance and then partially reimbursed by revenue collected from fringe benefit assessments on Federal funds and other special revenue accounts. The funding source of fringe benefit costs directly paid by certain agencies is dependent on the respective agencies’ funding sources. Fixed costs are paid in full by General Fund revenues from the General State Charges account.

As of May 2009, All Funds spending on General State Charges was expected to total $5.7 billion in 2009-10, and included health insurance spending for employees ($1.7 billion) and retirees ($1.1 billion), pensions ($1.1 billion) and Social Security ($962 million).

Debt Service

The State pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as bonds issued by State public authorities (i.e., the Empire State Development Corporation (“ESDC”), the Dormitory Authority of the State of New York (“DASNY”), and the Thruway Authority (“TA”), subject to an appropriation). Depending on the credit structure, debt service is financed through transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.

As of May 2009, All Funds debt service was projected at $5.1 billion in 2009-10, of which $1.8 billion is to be paid from the General Fund through transfers and $3.4 billion from other State funds. The General Fund transfer primarily finances debt service payments on general obligation and service contract bonds. Debt service is paid directly from other State funds for the State’s revenue bonds, including Personal Income Tax Revenue bonds, Dedicated Highway and Bridge Trust Fund bonds and mental health facilities bonds.

The Enacted Budget Financial Plan includes $12 million in savings from debt management actions. Legislation was enacted to provide greater flexibility in administering the Personal Income Tax Revenue Bond program by permitting DASNY and ESDC to issue bonds for any authorized Personal Income Tax Revenue Bond purpose. This is expected to result in improved scheduling and sizing for Personal Income Tax Revenue Bond sales, producing savings through efficiencies in bond pricing and administration. Administrative actions to reduce costs will be continued. These include a goal of selling 25 percent of bonds on a competitive basis, market conditions permitting, and maximizing refunding opportunities, including through consolidated service contract structures.

Capital Projects

The Capital Projects Fund Group accounts for spending across all functional areas to finance costs related to the acquisition, construction, repair or renovation of fixed assets. Spending from appropriations made from over 30 capital projects funds are financed from four sources: annual State taxes or dedicated miscellaneous receipts, grants from the Federal government, the proceeds of notes or bonds issued pursuant to general obligation bond acts which are approved by the State voters, and the proceeds of notes or bonds issued by public authorities pursuant to legal authorization for State capital spending.

As of May 2009, All Funds capital spending was expected to total $8.8 billion in 2009-10. Transportation spending, primarily for improvements and maintenance to the State’s highways and bridges, continues to account for the largest share (51 percent) of this total. The balance of projected spending is slated to support capital investments in the areas of economic development (14 percent), education (11 percent), mental hygiene and public protection (7 percent), and parks and the environment (10 percent). The remainder of projected capital projects spending is spread across health and social welfare, general government and other areas (7 percent). As of May 2009, State funds were expected to increase by $937 million, or 19 percent, primarily attributable to changes in transportation spending for the Five-Year Capital Plan ($200 million), education spending for SUNY and infrastructure improvements for private colleges and universities ($295 million), and economic development for previously authorized projects ($195 million). Federal ARRA funds represent 98 percent of the annual change in Federal spending. These funds were projected to increase Federal spending by $1.0 billion, providing significant investments in the State’s capital infrastructure. Nearly half of this amount is slated to be directed to DOT for infrastructure improvement.

Other Financing Sources/(Uses)

As of May 2009, the most significant General Fund transfers to other funds in 2009-10 include transfers for State share Medicaid ($2.4 billion), general debt service ($1.8 billion), and capital projects ($551 million, including $168 million for Pay-As-You-Go (“PAYGO”) projects and a $383 million subsidy to the DHBTF). Judiciary funding includes money transferred to the Court Facilities Incentive Aid Fund, New York City County Clerks Fund, and Judiciary Data Processing Fund ($149 million). Also included in General Fund transfers to other funds are transfers representing payments for patients residing in State-operated health and SUNY facilities ($193 million), and SUNY hospital subsidy payments ($135 million).

In Special Revenue Funds, transfers to other funds include transfers to the Debt Service Funds representing the Federal share of Medicaid payments for patients residing in State-operated health and mental hygiene facilities and community homes, and patients at SUNY hospitals ($3.5 billion), a transfer from HCRA to the Capital Projects Fund to finance anticipated non-bondable spending for HEAL-NY ($140 million) and transfer of monies from several Special Revenue accounts in excess of spending requirements ($1.0 billion).

Capital Projects funds transfers include transfers to the General Debt Service Fund from the DHBTF ($1.0 billion), and transfers from the Hazardous Waste Remedial Fund ($27 million), and the Environmental Protection Fund ($95 million), to the General Fund.

Debt Service Fund transfers to the General Fund include tax receipts in excess of debt service requirements for general obligation, Local Government Assistance Corporation (“LGAC”) and Personal Income Tax Revenue Bonds ($10.4 billion). Transfers to Special Revenue Funds represent receipts in excess of lease/purchase obligations that are used to finance a portion of the operating expenses for DOH, mental hygiene, and SUNY ($3.8 billion).

OUTYEAR PROJECTIONS

The outyear forecast for 2010-11 is based on assumptions of economic performance, revenue collections, spending patterns, and projections for the current-services costs of program activities. DOB believes the estimates of annual change in receipts and disbursements that constitute the current-services gap forecast are based on reasonable assumptions and methodologies.

In evaluating the State’s outyear operating forecast, it should be noted that the reliability of the estimates as a predictor of the State’s future fiscal condition is likely to diminish as one moves further from the 2009 year and budget year estimates. Accordingly, in terms of the outyear projections, 2010-11 is perhaps the most relevant from a planning perspective, since any gap in that year must be closed with the next budget and the variability of the estimates is likely to be less than in later years. The State has indicated that it will provide quarterly revisions to its multi-year estimates.

As of May 2009, DOB projected that the Enacted Budget Financial Plan is balanced in the General Fund in 2009-10 and projected outyear budget gaps of $2.2 billion in 2010-11, $8.8 billion in 2011-12, and $13.7 billion in 2012-13.

As of May 2009, after actions, General Fund spending was projected to grow at an average annual rate of 7.2 percent from 2008-09 through 2012-13. Spending growth in the General Fund was projected to increase sharply in 2011-12, reflecting a return to a lower Federal match rate for Medicaid expenditures on January 1, 2010, which will increase General Fund costs. The spending is driven by Medicaid growth, rising costs for education, the State-financed cap on local Medicaid spending, employee and retiree health benefits, and child welfare programs. The receipts growth is consistent with DOB’s economic forecast for the recession and recovery. The temporary personal income tax increase, which covers calendar years 2009 through 2011, is expected to provide substantial additional receipts through fiscal year 2011-12.

OUTYEAR RECEIPTS/PROJECTIONS

Overview of Revenue Situation

The economic slowdown has broadened to virtually every sector of the New York State economy except for education, health care and social assistance. As a result, DOB anticipates that weaker employment, declining corporate earnings, reduced household spending and lower real estate activity will negatively impact State revenue in 2009-10.

Base receipt growth over the period 2006-07 to 2008-09, supported by a strong financial services sector and real estate market, averaged 5.3 percent. However, the current decline in economic activity is estimated to negatively impact receipt growth for 2009-10 and 2010-11. As a result, base tax receipts (adjusting for law changes) are expected to fall 6.5 percent in 2009-10 and grow by 4.8 percent in 2010-11.

The negative impact of the depressed equity and real estate markets on the State’s economy in general and the financial services industry in particular is expected to result in major declines in bonus payouts during the current fiscal year (down 20 percent from prior year) and reduced growth in business tax receipts over the remaining years of the Financial Plan.

The volatile real estate and financial markets represent even greater risks to revenues due to the high concentration of taxable income among a relatively small segment of the taxpaying population.

The decline in the residential housing market is projected to largely eliminate the surge in taxable capital gains realizations associated with real estate sales that characterized the last few years.

The economy is expected to continue to decline, and as a result, 2009-10 growth in personal income tax withholding and sales tax collections will be weak absent the legislation enacted with the Budget.

The combined impact of the declining real estate and financial markets and the deepening recession results in estimated declines in personal income tax liability of 9.8 percent in the 2008 tax year, and 11.7 percent in the 2009 tax year, before the impact of the temporary rate increase effective in 2009.

The broadening impact of the economic slowdown has reduced consumption of durable goods, non-durable goods and taxable services. In addition, the outlook for the nominal value of cars purchased and disposable income have deteriorated, all negatively impacting growth in the sales tax revenue base.

The large audit settlements associated with financial service industry firms continued into 2008-09 but are expected to be largely concluded before 2009-10, and this loss of resources must be compensated for by other tax compliance actions included with the Budget.

Fiscal Year 2009-10 Overview

As of May 2009, total All Funds receipts were expected to total nearly $130.6 billion, an increase of $11.3 billion over 2008-09 projections.

As of May 2009, total General Fund receipts were projected to reach $56.9 billion in 2010-11, $58.4 billion in 2011-12 and $58.2 billion in 2012-13. Total State Funds receipts were projected to be approximately $85.9 billion in 2010-11, $89.0 billion in 2011-12 and $88.6 billion in 2012-13.

As of May 2009, total All Funds receipts in 2010-11 were projected to reach $134.6 billion, an increase of $4.0 billion, or 3 percent over 2009-10 estimates. All Funds receipts in 2011-12 were expected to decrease by $2.4 billion (1.7 percent) over the prior year. In 2012-13, receipts were expected to decrease by $1.1 billion (0.8 percent) from 2011-12 projections.

As of May 2009, All Funds tax receipts were expected to increase by 6.2 percent in 2010-11, 3.3 percent in 2011-12, and 0.3 percent in 2012-13.

Personal Income Tax

As of May 2009, All Governmental Funds (“All Funds”) personal income tax receipts, which reflect gross payments minus refunds, were estimated at $37.2 billion for 2009-10, a $398 million increase from the prior year. This is primarily attributable to an increase in withholding of $2.9 billion due to the three-year temporary increase in tax rates adopted in the Enacted Budget Plan. The increase is partially offset by decreases in extension payments and final payments for tax year 2008 of $2.5 billion (53 percent) and $565 million (22.6 percent), respectively. The decrease reflects the extraordinarily weak settlement in tax year 2008 returns attributable to the declining economy. As of May 2009, estimated payments for tax year 2009 were projected to increase by $50 million (0.6 percent), with the increase entirely due to the impact of the temporary tax rate increase. As of May 2009, receipts from delinquencies were projected to increase $166 million over the prior year while refunds were estimated to decline by $339 million (4.7 percent).

As of May 2009, All Funds income tax receipts of $40.1 billion for 2010-11 were projected to increase by $2.9 billion (7.7 percent) from 2009-10. Gross receipts were projected to grow by 7.9 percent, largely reflecting projected increases in tax year 2010, estimated payments of $1.7 billion (21.0 percent), extension payments of $1.2 billion (52.0 percent) and withholding of $437 million (1.4 percent). Most of the increases in estimated payments and withholding are due to the enacted personal income tax temporary increase. As of May 2009, payments from final returns for tax year 2009 were projected to increase by $157 million (8.1 percent) and receipts from delinquencies were projected to increase by $54 million (4.8 percent) over the prior year. Refunds were estimated to grow by $603 million or 8.8 percent, largely reflecting the impact of tax reductions contained in the Federal ARRA that affect the State’s tax base.

General Fund income tax receipts are the net of deposits to the School Tax Relief (“STAR”) Fund, which provides property tax relief, and the Revenue Bond Tax Fund (“RBTF”), which supports debt service payments on State personal income tax revenue bonds. As of May 2009, General Fund income tax receipts of $24.4 billion for 2009-10 were expected to increase by $1.2 billion or 5.2 percent from the prior year. This increase reflects a decrease in STAR deposits of $910 million as a result of elimination of both the STAR rebate program and associated enhanced New York City STAR credit for 2009-10, partly offset by an increase in deposits to RBTF of $100 million.

As of May 2009, General Fund income tax receipts of $26.6 billion for 2010-11 were projected to grow by $2.2 billion, or 9.0 percent over 2009-10. Along with the increase in All Funds receipts noted above, a marginal decrease of $44 million in STAR deposits is projected. Deposits to the RBTF are expected to increase by 7.7 percent, the same percentage increase as projected for net collections since the deposit equals 25 percent of net collections.

As of May 2009, All Funds income tax receipts of $41.5 billion for 2011-12 were projected to increase by $1.4 billion, or 3.4 percent over the prior year. Gross receipts were projected to increase by 3.7 percent and reflect withholding that was projected to grow by 4.1 percent ($1.3 billion). As of May 2009, total estimated taxes on prior and current year liabilities were expected to increase by an estimated 1.9 percent ($252 million). Payments from final returns were expected to increase by 7.2 percent ($166 million). Delinquencies were projected to increase by $38 million or 3.3 percent over the prior year. Growth in total refunds was projected to increase by $369 million or 5.0 percent over the prior year.

As of May 2009, General Fund income tax receipts of $27.4 billion for 2011-12 were projected to increase by $835 million, or 3.1 percent from 2010-11. General Fund projected receipts for 2011-12 reflect a $197 million increase in STAR deposits, and a $342 million increase in deposits to the RBTF.

As of May 2009, All Funds income tax receipts for 2012-13 were projected to be $40.6 billion. General Fund receipts were projected at $26.6 billion. Both figures reflect declines from the prior year due to the expiration of the temporary personal income tax increase after tax year 2011 (with the last fiscal impact of the temporary increase occurring in 2011-12).

User Taxes and Fees

As of May 2009, All Funds user taxes and fee receipts for 2009-10 were estimated to be approximately $14.4 billion, an increase of $371 million or 2.6 percent from 2008-09. Sales tax receipts were expected to increase by $162 million from the prior year due to a base decline of over 2 percent, which is more than offset by tax law changes. Non-sales tax user taxes and fees were estimated to increase by $209 million from 2008-09 mainly due to tax law changes in motor vehicle fees.

As of May 2009, General Fund user taxes and fee receipts were expected to total $8.5 billion in 2009-10, an increase of $159 million or 1.9 percent from 2008-09. The increase largely reflects an increase in receipts due to sales tax receipts ($86 million), motor vehicle fees ($61 million) and alcoholic beverage taxes ($29 million), partially offset by a decrease in cigarette tax collections ($21 million).

As of May 2009, All Funds user taxes and fee receipts for 2010-11 were projected to be $14.8 billion, an increase of $418 million, or 2.9 percent from 2009-10. This increase largely reflects fee and tax law changes in sales and use tax collections and motor vehicle fees. General Fund user taxes and fee receipts were projected to total $8.8 billion in 2010-11, an increase of $299 million, or 3.5 percent from 2009-10. This increase largely reflects fee and tax law changes in sales and use tax collections and motor vehicle fees.

As of May 2009, All Funds user taxes and fees were projected to increase by $491 million in 2011-12 and then increase by $414 million in 2012-13. This reflects the proposed fee and tax law changes becoming fully effective.

Business Taxes

As of May 2009, All Funds business tax receipts for 2009-10 were estimated at $7.7 billion, an increase of $72 million, or 0.9 percent from the prior year. The estimates reflect a net increase in receipts of $585 million resulting from tax law changes. The increase in the prepayment rate from 30 percent to 40 percent for most business taxpayers and the imposition of the insurance premiums tax on for-profit HMOs are the major tax law changes. Absent these provisions, All Funds business tax receipts were expected to decline by $513 million or 6.7 percent. The majority of this decline is in the corporate franchise tax and the bank tax. As of May 2009, corporate profits were expected to decline by 22 percent in calendar year 2009 although the related revenue decline is expected to be far less due to a higher proportion of taxpayers filing under non-income tax bases. Bank tax receipts in 2008-09 were bolstered by one-time receipts from the three month reopening of the Voluntary Compliance Initiative. This program, which allowed taxpayers to voluntarily report the use of IRS designated tax shelters, accounted for $370 million, or 81 percent of All Funds audit collections of $455 million. As of May 2009, bank tax audit collections were expected to fall to $71 million in 2009-10. Excluding Enacted Budget provisions, corporation and utilities tax receipts were expected to grow 4.6 percent as revenue from the telecommunication sector remains strong and the insurance tax is expected to remain virtually unchanged.

As of May 2009, All Funds business tax receipts for 2010-11 of $8.0 billion were projected to increase by $369 million, or 4.8 percent over the prior year, reflecting rebound induced growth rates of 9.8 and 10.7 percent in corporate franchise tax and bank tax receipts respectively.

As of May 2009, General Fund business tax receipts for 2009-10 of $5.5 billion were estimated to decrease by $61 million, or 1.1 percent below 2008-09 results. The projected General Fund decrease in business tax receipts is larger than the projected All Funds decline because the net revenue from the imposition of the insurance premiums tax on for-profit HMOs is dedicated to the HCRA. Aside from this Enacted Budget provision, business tax receipts deposited to the General Fund reflect the All Funds trends discussed above.

As of May 2009, General Fund business tax receipts for 2010-11 of $5.8 billion were projected to increase by $333 million, or 6.1 percent over the prior year. Corporate franchise tax and bank tax receipts were projected to increase by 10.1 percent and 9.9 percent, respectively as the economy begins to recover.

As of May 2009, All Funds business tax receipts estimated for 2011-12 and 2012-13 reflected trend growth that is determined in part by the expected levels of corporate profits, taxable insurance premiums, electric utility consumption prices, the consumption of telecommunications services and automobile fuel consumption and fuel prices. Business tax receipts were projected to increase to $8.2 billion (1.6 percent) in 2011-12, and $8.7 billion (6.4 percent) in 2012-13. General Fund business tax receipts over this period were expected to increase to $5.9 billion (1.7 percent) in 2011-12 and $6.4 billion (8.0 percent) in 2012-13.

Other Taxes

As of May 2009, All Funds other tax receipts for 2009-10 were estimated to be $1.4 billion, down $532 million or 28.2 percent from 2008-09 receipts. This decrease reflects a 17.6 percent decline in the estate tax collections due to declines in equity and home values experienced over the past year, combined with a nearly 47 percent decline in real estate transfer tax collections as a result of conditions in the real estate and credit markets as of May 2009. General Fund other tax receipts were expected to total $982 million in fiscal year 2009-10, reflecting a $205 million decline in estate tax collections.

As of May 2009, All Funds other tax receipts for 2010-11 were projected to be $1.4 billion, up $65 million or 4.8 percent from 2009-10, reflecting growth in the real estate transfer tax of 23.5 percent, reflecting the beginning of a rebound in the residential and commercial markets, partially offset by a 2.4 percent decline in estate tax collections. General Fund other tax receipts were expected to total $959 million in fiscal year 2010-11, a decrease of $23 million which is attributable to a projected decline in the estate tax.

As of May 2009, the 2011-12 All Funds receipts projection for other taxes was nearly $1.6 billion, up $144 million or 10.1 percent from 2010-11 receipts. Growth in the estate tax was projected to follow expected increases in household net worth as equity prices begin to rebound. Receipts from the real estate transfer tax were projected to increase, reflecting the continued improvement in the residential and commercial markets.

As of May 2009, the 2012-13 All Funds receipts projection for other taxes of $1.7 billion was up $142 million or 9.1 percent from 2011-12 receipts.

Miscellaneous Receipts and Federal Grants

All Funds miscellaneous receipts include monies received from HCRA financing sources, SUNY tuition and patient income, lottery receipts for education, assessments on regulated industries, and a variety of fees and licenses. As of May 2009, All Funds miscellaneous receipts were projected to total $22.2 billion in 2009-10, an increase of $2.1 billion from 2008-09 results, largely driven by programs financed with authority bond proceeds ($718 million), including spending in economic development, SUNY and State equipment financing; growth in SUNY tuition, fee, patient, and other income ($459 million); increased lottery receipts, including VLT ($213 million); and growth in HCRA receipts ($470 million). Federal grants help pay for State spending on Medicaid, temporary and disability assistance, mental hygiene, school aid, public health, and other activities. Annual changes to Federal grants generally correspond to changes in federally-reimbursed spending. Accordingly, DOB typically plans that Federal reimbursement will be received in the State fiscal year in which spending occurs, but timing is often unpredictable. As of May 2009, All Funds Federal grants were projected to total $47.7 billion in 2009-10, an increase of $8.9 billion from 2008-09 results driven by receipt of Federal ARRA monies.

As of May 2009, General Fund miscellaneous receipts collections were estimated to be approximately $3.4 billion in 2009-10, up $276 million from 2008-09 results. This projected increase is primarily due to actions taken with the 2009-10 Enacted Budget.

As of May 2009, All Funds miscellaneous receipts were projected to total $21.7 billion in 2010-11, a decrease of $532 million from 2009-10 levels, driven by General Fund changes of $359 million primarily due to the loss of several one-time receipts including payments related to New York Power Authority (“NYPA”), augmented by a decline in programs financed with authority bond proceeds ($150 million).

As of May 2009, All Funds Federal grants were projected to total $48.5 billion in 2010-11, an increase of $800 million from 2009-10, reflecting an increase in Federal ARRA funding.

As of May 2009, General Fund miscellaneous receipts and Federal grants were projected to be $3.0 billion in each year beginning in 2010-11.

As of May 2009, All Funds miscellaneous receipts were projected to increase by $921 million in 2011-12 and decline by $609 million in 2012-13 driven by the one-time receipt of franchise fees related to the development of VLT facilities ($370 million).

The loss of Federal ARRA aid drives the All Funds Federal grant projected declines of $5.4 billion in 2011-12 and $706 million in 2012-13, estimated as of May 2009.

OUTYEAR DISBURSEMENTS PROJECTIONS

As of May 2009, DOB forecasts General Fund spending of $59 billion in 2010-11, an increase of $4.1 billion (7.5 percent) over estimated 2009-10 levels. Growth in 2011-12 is projected at $8.2 billion (13.9 percent) and in 2012-13 at $4.8 billion (7.1 percent). The growth levels are based on current-services projections, as modified by the actions contained in the 2009-10 Enacted Budget. They do not incorporate any estimate of potential new actions to control spending in future years.

General Fund Grants to Local Governments

Annual growth in local assistance is driven primarily by Medicaid (including administrative costs and local cost sharing), school aid and aid for children and family services.

Medicaid

General Fund spending for Medicaid is expected to grow by $2.2 billion in 2010-11, $4.9 billion in 2011-12, and another $1.1 billion in 2012-13, which includes a reduction in the State share resulting from the enhanced FMAP provided through ARRA.

Medicaid growth results, in part, from the combination of projected increases in recipients, service utilization, and medical care cost inflation that affect nearly all categories of service (i.e., hospitals, nursing homes, etc.). The State cap on local Medicaid costs and takeover of local Family Health Plus (“FHP”) costs, which are included in base categories of service, were projected as of May 2009 to increase spending by $352 million in 2010-11 and $396 million in 2011-12. In 2011-12, $2.9 billion of the projected State Funds spending increase is due to the scheduled cessation of Federal assistance that had been granted to the State in 2009-10 and 2010-11 in accordance with ARRA. In addition, an extra weekly payment to providers deferred from 2009-10 adds $400 million in base spending across all categories of service in 2011-12.

As of May 2009, the average number of Medicaid recipients was expected to grow to over 4.27 million in 2010-11, an increase of 7.2 percent from the estimated 2009-10 caseload of 3.98 million. FHP enrollment was estimated to grow to approximately 460,600 individuals in 2010-11, an increase of 8.4 percent over projected 2008-09 enrollment of almost 424,800 individuals.

School Aid

School aid is projected to increase in 2009-10 and beyond. In future years, increases in foundation aid and UPK are also projected primarily due to increases in expense-based aids such as building aid and transportation aid. As of May 2009, on a school-year basis, school aid was projected at $22.4 billion in 2010-11, $24.0 billion in 2011-12, and $26.2 billion in 2012-13. On a State fiscal-year basis, General Fund school aid spending was projected to grow by $768 million in 2010-11, $951 million in 2011-12, and $2.2 billion in 2012-13.

As of May 2009, outside the General Fund, revenues from core lottery sales were projected to increase by $27 million in 2010-11, $67 million in 2011-12, and $106 million in 2012-13 (totaling $2.5 billion in 2012-13). Revenues from VLTs were projected to increase by $68 million in 2010-11, $657 million in 2011-12 and decrease by $260 million in 2012-13 (totaling $944 million in 2012-13). VLT estimates for 2011-12 assume the one-time receipt of $370 million in additional revenues from the State’s sale of operating rights at a VLT facility, and assume the start of operations at Aqueduct in 2011, and Belmont by 2012.

Mental Hygiene

As of May 2009, mental hygiene spending was projected at $2.3 billion in 2010-11, 2.4 billion in 2011-12, and $2.5 billion in 2012-13. Sources of growth include: increases in the projected State share of Medicaid costs; projected expansions of the various mental hygiene service systems including the OMH’s children’s services; increases in the New York State Creating Alternatives in Residential Environments & Services program and in the development of children’s beds in the OMRDD to bring children back from out-of-state placements; the New York/New York III Supportive Housing agreement and community bed expansion in OMH; and several chemical dependence treatment and prevention initiatives in the Office of Alcoholism and Substance Abuse Services, including treatment costs associated with Rockefeller Drug Law reform.

Children and Family Services

As of May 2009, Children and Family Services local assistance spending was projected to grow by $145 million in 2010-11, $202 million in 2011-12 and $143 million in 2012-13. The increases are driven primarily by expected growth in local claims-based programs, including child welfare.

Temporary and Disability Assistance

As of May 2009, spending was projected at $1.3 billion in 2010-11, and was expected to increase to $1.4 billion by 2012-13, primarily as the result of an expected decrease in Federal offsets, which would increase the level of General Fund resources needed to fund existing commitments.

State Operations

As of May 2009, State Operations spending was expected to total $8.9 billion in 2010-11, an annual increase of $266 million (3.1 percent). In 2011-12, spending was projected to grow by another $250 million (2.8 percent) to a total of $9.1 billion, followed by another $137 million (1.5 percent) for a total of $9.3 billion in 2012-13. The personal service portion of these projected increases reflects both the impact of the settled labor contracts and potential spending for unsettled unions (assuming comparable agreements to currently-settled unions), salary adjustments for performance advances, longevity payments and promotions; and increased staffing levels. Inflationary increases for non-personal service costs result in higher spending in all years. Additional growth is driven by spending for ongoing initiatives, including the civil commitment program for sexual offenders, and medical and pharmacy costs in the areas of mental hygiene and corrections.

General State Charges

As of May 2009, General State Charges were projected to total $4.0 billion in 2010-11, $4.3 billion in 2011-12 and $4.8 billion in 2012-13. The projected annual increases are due mainly to anticipated cost increases in pensions and health insurance for State employees and retirees.

The State’s pension contribution rate to the New York State and Local Retirement System, which is 7.6 percent for 2009-10, was expected as of May 2009 to increase to 10.5 percent for 2010-11, 11.4 percent for 2011-12 and 11.5 percent in 2012-13. As of May 2009, pension costs in 2010-11 were projected to total $1.4 billion, an increase of $264 million over 2009-10. In 2011-12, costs were projected to increase by an additional $113 million to total $1.5 billion. In 2012-13, they were expected to increase by $129 million to total $1.7 billion. Growth in all years is driven by anticipated increases in the employer contribution rate.

As of May 2009, spending for employee and retiree health care costs was expected to increase by $318 million in 2010-11, $251 million in 2011-12, and another $269 million in 2012-13, and assumes an average annual premium increase of approximately 8.0 percent. Health insurance was projected at $3.2 billion in 2010-11 ($1.9 billion for active employees and $1.25 billion for retired employees), $3.4 billion in 2011-12 ($2.1 billion for active employees and $1.3 billion for retired employees), and $3.7 billion in 2012-13 ($2.2 billion for active employees and $1.5 billion for retired employees).

Transfers to Other Funds

As of May 2009, transfers to other funds are estimated at $6.4 billion in 2010-11, an increase of $932 million over 2009-10. This includes increased transfers to the DHBTF, capital projects funds, and the mental hygiene system. In addition, transfers are increasing to fund the development of the State’s new financial management system.

As of May 2009, transfers to other funds are expected to increase by $874 million in 2011-12. This projected increase reflects projected Medicaid State Share transfers without the benefit of the Federal ARRA package (or enhanced FMAPs), and expected increases in transfers to supplement resources available for the mental hygiene system. In 2012-13, transfers are expected to increase by $425 million, mainly to supplement resources available to the mental hygiene system and subsidize the DHBTF, as well as funding for stem cell research.

PRIOR FISCAL YEARS

General Fund 2006-07 through 2008-09

The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State’s largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund monies are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. In some cases, the fiscal year results provided below may exclude certain timing-related transactions which have no net impact on operations.

Recent Trends

Following a period of solid operating results from 2003-04 through 2006-07, State finances began to lose momentum during 2007-08, preceding the State economy’s contraction and concomitant decline in revenues during 2008-09. As a result, the State’s General Fund closing balance has declined by more than $1 billion since 2006-07, from $3.0 billion in 2006-07, to $2.8 billion in 2007-08, and to $1.9 billion in 2008-09.

2008-09 Fiscal Year

The State ended 2008-09 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, were $1.84 billion lower than the State’s initial projections for 2008-09. Disbursements for the year, including transfers to other funds, finished at $1.75 billion lower than initially expected. This resulted in $83 million less available in cash reserves than was planned when the budget was enacted.

The General Fund ended the 2008-09 fiscal year with a balance of $1.9 billion, which included a dedicated balance of $1.2 billion in the State’s rainy day reserve funds that can only be used for unforeseen mid-year shortfalls, $21 million in the contingency reserve fund to guard against litigation risks, $145 million the Community Projects Fund and $503 million in general reserves, $163 million of which DOB expects to use for payments initially planned for 2008-09 that were delayed until 2009-10. The year-end balance was substantially improved by the receipt of $1.3 billion in unplanned General Fund relief from the temporary increase in the Federal matching rate for Medicaid expenditures under ARRA.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.8 billion in 2008-09, an increase of $707 million from 2007-08 results. While tax receipts decreased by $94 million, miscellaneous receipts increased by $623 million and transfers increased by $178 million. The decline in tax receipts was primarily attributable to a decline in business taxes.

General Fund spending, including transfers to other funds, totaled $54.6 billion in 2008-09, an increase of $1.2 billion from 2007-08. The main source of annual growth was School Aid.

2007-08 Fiscal Year

The State ended 2007-08 in balance. Receipts in 2007-08 were $578 million lower than the State’s initial projections while disbursements for the year finished at $299 million lower than expectations. The result was a $279 million decrease in cash reserves. The reserves were used to finance the costs of labor settlements ($138 million), debt management actions, including defeasing certain auction rate bonds ($128 million), and to finance discretionary grants from the Community Projects Fund ($13 million).

The General Fund ended the 2007-08 fiscal year with a balance of $2.8 billion, which included dedicated balances of $1.2 billion in the State’s rainy day reserve funds that can only be used for unforeseen mid-year shortfalls (after a $175 million deposit to the new Rainy Day Reserve Fund at the close of 2007-08), the $21 million in the Contingency Reserve Fund, $340 million in the Community Projects Fund and $1.2 billion in general reserves, $122 million of which DOB expects to use for debt management.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.1 billion in 2007-08, an increase of $1.7 billion from 2006-07 results. While tax receipts decreased by $273 million, transfers increased by $1.9 billion and miscellaneous receipts increased by $191 million. The decline in tax receipts was primarily attributable to a decline in business taxes and in personal income taxes.

General Fund spending, including transfers to other funds, totaled $53.4 billion in 2007-08, an increase of $1.8 billion from 2006-07. The main sources of annual growth were School Aid, Children and Family Services, and public assistance.

2006-07 Fiscal Year

DOB reported a 2006-07 General Fund surplus of $1.5 billion. Results for 2006-07 were $1.5 billion higher than the balanced Enacted Budget as a result of receipts revisions over initial projections ($1.4 billion) and changes to reserve fund balances ($767 million), partly offset by higher than initially projected disbursements ($607 million). Total receipts, including transfers from other funds, were $51.4 billion. Disbursements, including transfers to other funds, totaled $51.6 billion.

The General Fund ended the 2006-07 fiscal year with a balance of $3.0 billion, which included dedicated balances of $1.0 billion in the State’s rainy day reserve fund (after an $87 million deposit at the close of 2006-07), $21 million in the Contingency Reserve Fund, and $278 million in the Community Projects Fund. The closing balance also included $1.7 billion in general reserves.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $51.4 billion in 2006-07, an increase of $4.2 billion from 2005-06 results. Tax receipts increased by $3.4 billion, transfers increased by $419 million, and miscellaneous receipts increased by $239 million.

General Fund spending, including transfers to other funds, totaled $51.6 billion in 2006-07, an increase of $5.1 billion from 2005-06. The main sources of annual growth were School Aid, Medicaid, and higher education programs.

State Operating Funds 2006-07 through 2008-09

The State Operating Funds portion of the Financial Plan is comprised of the General Fund and funds specified for dedicated purposes, but excludes capital project funds and Federal Funds.

Recent Trends

State Operating Funds spending increased from $77.0 billion in 2007-08 to $78.2 billion in 2008-09, an increase of $1.2 billion or 1.5 percent. Excluding transfers to other funds, the General Fund portion of State Operating Funds decreased by $2.2 billion. At the same time, there was higher annual spending for programs supported by special revenues ($2.9 billion) and debt service funds ($450 million), more than offsetting the General Fund decline. The largest contributors to the spending increase included additional School Aid ($1.7 billion) and additional debt service payments ($426 million), partly offset by reduced Medicaid spending ($800 million) which is primarily attributable to the State’s receipt of Federal ARRA funds at the end of 2008-09 that offset State Operating Funds spending for Medicaid.

Over the three-year period beginning in 2006-07, State Operating Funds spending has grown by an average 3.1 percent annually. Historically, the State has financed an increasing share of its operations outside of the General Fund. Major programmatic changes that have increased activity outside the General Fund include the financing of certain Medicaid and other health care costs under HCRA and through the use of Federal ARRA funds, and the creation of the STAR program that is funded by directing personal income tax receipts to a special revenue fund.

2008-09 Fiscal Year

State Operating Funds receipts totaled $75.2 billion in 2008-09, a decrease of $371 million from the 2007-08 results. Apart from the growth in General Fund receipts described above, tax receipts to other State Operating Funds decreased. Actual State Operating Funds disbursements totaled $78.2 billion in 2008-09, an increase of $1.2 billion from the 2007-08 results. School aid was the largest source of annual program growth.

The State ended the 2008-09 fiscal year with a State Operating Funds cash balance of $4.7 billion. In addition to the $1.9 billion General Fund balance, the State’s special revenue funds had a closing balance of $2.5 billion and the debt service funds had a closing balance of $298 million. The fund balance in the special revenue funds largely reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The largest fund balances have been dedicated to finance the operations and activities of SUNY campuses and hospitals ($742 million) and ongoing HCRA programs ($240 million). The remaining special revenue fund balances have been held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the timing of bond sales.

2007-08 Fiscal Year

State Operating Funds receipts totaled $75.6 billion in 2007-08, an increase of $3.0 billion from the 2006-07 results. In addition to the growth in General Fund receipts described above, tax receipts to other State Operating Funds also increased. Actual State Operating Funds disbursements totaled $77.0 billion in 2007-08, an increase of $3.5 billion from the 2006-07 results. School aid, STAR, and transportation aid were the main sources of annual program growth.

The State ended the 2007-08 fiscal year with a State Operating Funds cash balance of $6.6 billion. In addition to the $2.8 billion General Fund balance, the State’s special revenue funds had a closing balance of $3.5 billion and the debt service funds had a closing balance of $285 million. The fund balance in the special revenue funds largely reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The largest fund balances have been dedicated to finance the operations and activities of SUNY campuses and hospitals ($838 million) and ongoing HCRA programs ($597 million). The remaining special revenue fund balances have been held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the timing of bond sales.

2006-07 Fiscal Year

The State ended the 2006-07 fiscal year with a State Operating Funds cash balance of $6.9 billion. In addition to the $3.0 billion General Fund balance, the State’s special revenue funds had a closing balance of $3.7 billion and the debt service funds had a closing balance of $233 million. The fund balance in the special revenue funds largely reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The largest fund balances have been dedicated to finance ongoing HCRA programs ($706 million) and the operations and activities of SUNY campuses and hospitals ($685 million). The remaining special revenue fund balances have been held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the timing of bond sales.

State Operating Funds receipts totaled $72.6 billion in 2006-07, an increase of $4.5 billion from the 2005-06 results. In addition to the growth in General Fund receipts described above, tax receipts to other State Operating funds also increased. Actual State Operating Funds disbursements totaled $73.5 billion in 2006-07, an increase of $7.2 billion from the 2005-06 results. School aid, Medicaid, STAR, and higher education were the main sources of annual program growth.

All Funds 2006-07 through 2008-09

The All Funds Financial Plan includes Federal aid received by the State and capital project funds, making it the broadest measure of the State budget. The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, Special Revenue Funds, Capital Project Funds, and Debt Service Funds.

Recent Trends

All Funds spending totaled $121.6 billion in 2008-09, $5.5 billion (4.8 percent) higher than in 2007-08. The State Operating Funds component of All Funds spending increased by $1.2 billion, as described above, and was complemented by an increase in capital project disbursements of $699 million (11 percent), which supported economic development and transportation projects. Federal operating funds spending increased by $3.6 billion (11 percent), which is due primarily to growth in Medicaid, welfare, and public health.

2008-09 Fiscal Year

The State ended the 2008-09 fiscal year with an All Funds cash balance of $4.6 billion. Along with the $4.7 billion State Operating Funds balance described above, Federal operating funds had a closing balance of $376 million, offset by a negative capital project funds closing balance of $507 million. The fund balance in the Federal operating funds partly reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund resulted from outstanding loans from the Short Term Investment Pool (“STIP”) used to finance capital projects costs prior to the receipt of bond proceeds.

All Funds receipts for 2008-09 totaled $119.2 billion, an increase of $3.8 billion over 2007-08 results. Annual growth in Federal grants ($3.9 billion) and miscellaneous receipts ($421 million) was partially offset by a decline in tax receipts ($534 million), largely attributable to business tax declines. All Funds disbursements for 2008-09 totaled $121.6 billion, an increase of $5.5 billion over 2007-08 results. The annual change reflected growth in School Aid, Medicaid, transportation aid, economic development aid and other State programs.

2007-08 Fiscal Year

The State ended the 2007-08 fiscal year with an All Funds cash balance of $6.5 billion. Along with the $6.6 billion State Operating Funds balance described above, Federal operating funds had a closing balance of $359 million, offset by a negative capital project funds closing balance of $434 million. The fund balance in the Federal operating funds partly reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund resulted from outstanding loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

All Funds receipts for 2007-08 totaled $115.4 billion, an increase of $3.0 billion over 2006-07 results. Moderate growth in tax collections and miscellaneous receipts were partially offset by a decline in Federal grants. All Funds disbursements for 2007-08 totaled $116.1 billion, an increase of $3.3 billion over 2006-07 results. The annual change reflected growth in School Aid, school tax relief, transportation aid and other State programs.

2006-07 Fiscal Year

The State ended the 2006-07 fiscal year with an All Funds cash balance of $6.8 billion. Along with the $6.9 billion State Operating Funds balance described above, the Federal operating funds had a closing balance of $336 million, offset by a negative balance in the capital projects funds of $432 million. The fund balance in the Federal operating funds partly reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund resulted from outstanding loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

All Funds receipts for 2006-07 totaled $112.4 billion, an increase of $5.4 billion over 2005-06 results. Strong growth in tax collections and moderate growth in Federal grants were partially offset by a decline in miscellaneous receipts. All Funds disbursements for 2006-07 totaled $112.8 billion, an increase of $8.4 billion over 2005-06 results. The annual change reflected growth in Medicaid, School Aid, higher education, school tax relief and other State programs.

AUTHORITIES AND LOCALITIES

Public Authorities

For the purposes of this disclosure, public authorities refer to certain of the State’s public benefit corporations, created pursuant to State law. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations. As of December 31, 2006, each of the 19 public authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $140 billion, only a portion of which constitutes State-supported or State-related debt.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several other financing techniques for public authorities.

Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of the City of New York, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

The staffs of the New York State Financial Control Board, the Office of the State Deputy Comptroller for the City of New York, the City Comptroller and the Independent Budget Office issue periodic reports on the City’s financial plans.

Other Localities

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2008, the State Legislature authorized 17 bond issuances to finance local government operating deficits. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2009-10 fiscal year or thereafter.

To help resolve persistent fiscal difficulties in the City of Buffalo, the State enacted legislation in July 2003 that created the Buffalo Fiscal Stability Authority (“BFSA”). To address a deteriorating fiscal situation in Erie County, legislation was enacted in July 2005 that created the Erie County Fiscal Stability Authority (“ECFSA”). Under these statutes, Buffalo and Erie County are required to take annual budgetary actions necessary to address increasing percentages of their projected budget gaps and the BFSA as well as the ECFSA are authorized to finance remaining budget gaps through the issuance of deficit bonds and through restructuring or refinancing of outstanding debt. Tax revenues generated by the City of Buffalo and the Buffalo City School District as well as State aid payments are pledged to support any bonds issued by the BFSA. Similarly, the Erie County’s sales tax revenues and certain statutorily defined State aid payments are pledged as revenue to support any bonds issued by ECFSA.

The BFSA has instituted a control period for Buffalo since 2003. In 2006, the ECFSA instituted a control period for the Erie County after rejecting its fiscal 2007 budget and financial plan for fiscal years 2007 through 2010. The implementation of a control period grants BFSA and ECFSA significant authority over the financial operations of Buffalo and Erie County, respectively, including: the power to approve or reject contracts, settlements, and borrowings in excess of $50,000; to determine expenditure limits for proposed county budgets; and to implement a wage or hiring freeze.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the Federal government may reduce (or in some cases eliminate) Federal funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. Similarly, State policymakers have expressed interest in implementing a property tax cap for local governments. Adoption of a property tax cap would affect the amount of property tax revenue available for local government purposes and could adversely affect their operations, particularly those that are heavily dependent on property tax revenue such as school districts. Ultimately, localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

DEBT AND OTHER FINANCING ACTIVITIES

State-related debt consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. State-supported debt is a subset of State-related debt and includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. As of May 2009, total outstanding State-related debt equaled $52.1 million.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

State-Supported Debt Outstanding

State-supported debt includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature.

General Obligation Financings

Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 (“Debt Reform Act”) imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. The State Constitution provides that general obligation bonds must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. Regardless, the Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years.

Under the State Constitution, the State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes (“TRANs”), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (“BANs”). TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue TRANs has been limited due to the enactment of the fiscal reform program which created LGAC. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.

General Obligation Bonds Outstanding

General obligation debt is currently authorized for transportation, environment and housing purposes. Transportation-related bonds are issued for State and local highway and bridge improvements, aviation, mass transportation, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally-sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. The amount of general obligation bonds issued in the 2008-09 fiscal year (excluding refunding bonds) was $455 million, and as of March 31, 2009, the total amount of general obligation debt outstanding was $3.3 billion. The Enacted Capital Plan projects that approximately $599 million in general obligation bonds will be issued in 2009-10.

State Personal Income Tax Revenue Bond Financing

Legislation enacted in 2001 provided for the issuance of State Personal Income Tax Revenue Bonds by DASNY, the New York State Environmental Facilities Corporation (“EFC”), the Housing Finance Agency (“HFA”), the New York State Thruway Authority (“Thruway Authority”) and the Urban Development Corporation (“UDC”), (collectively, the “Authorized Issuers”).

The legislation provides that 25 percent of State Personal Income Tax receipts, excluding refunds owed to taxpayers, be deposited to the RBTF for purposes of making debt service payments on State Personal Income Tax Revenue Bonds, with excess amounts returned to the General Fund. Legislation enacted in 2007 increased the amount of Personal Income Tax receipts to be deposited into the RBTF by removing an exclusion for personal income tax amounts deposited to the STAR Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State Personal Income Tax Revenue Bonds, the legislation requires that Personal Income Tax receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual Personal Income Tax receipts or (ii) $6 billion.

The first State Personal Income Tax Revenue Bonds were issued on May 9, 2002, and since that time, all of the Authorized Issuers have issued State Personal Income Tax Revenue Bonds. As of May 2009, Personal Income Tax Revenue Bonds have been issued to support programs related to six general purposes: Education, Economic Development and Housing, Environment, State Facilities and Equipment, Transportation and Health Care. For the first time in 2007-08, State PIT bonds were issued to support the Health Care Efficiency and Affordability Law for New Yorkers Capital Grant Program. State Personal Income Tax Revenue Bonds are expected to continue to be the primary financing vehicle for a broad range of existing or new State-supported debt programs authorized to be secured by service contract or lease-purchase payments. As of March 31, 2009, approximately $13.7 billion of State Personal Income Tax Revenue Bonds were outstanding. The 2009-10 Enacted Budget projects that $4.1 billion of State Personal Income Tax Revenue Bonds will be issued in 2009-10.

In addition, the 2009-10 Enacted Budget authorizes the use of personal income tax revenue bonds to finance the mental health facilities program, in response to the turbulence in the credit markets. During the 2008-09 State fiscal year, credit spreads have diverged by more than 100 basis points for highly rated credits like personal income tax and lower rated credits like Mental Health. If this trend continues, the State may temporarily use State Personal Income Tax Revenue Bonds to finance its new money needs for the Mental Health program and refund certain variable rate bonds ($560 million) in the 2009-10 fiscal year.

2009-10 State Borrowing Plan

The Enacted Plan reflects the expectation that State Personal Income Tax Revenue Bonds will continue to be issued to finance certain new programs and programs previously authorized to be secured by service contract or lease-purchase payments.

The State’s 2009-10 borrowing plan projects new issuance of $599 million in general obligation bonds; $577 million in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation; $520 million in Mental Health Facilities Improvement Revenue Bonds issued by DASNY to finance capital projects at mental health facilities; $100 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; and $4.1 billion in State Personal Income Tax Revenue Bonds to finance various capital programs, as described below.

State Personal Income Tax Revenue Bond borrowings include issuances by: (i) DASNY for school construction (“EXCEL”), SUNY higher education facilities and community colleges, CUNY senior and community colleges, Higher Education Capital Matching Grants for private colleges, health care grants under the Health Care Efficiency and Affordability Law for New Yorkers Capital Grant Program, cultural education storage facilities, Judicial Training Academies and library facilities; (ii) the Thruway Authority for Consolidated Highway Improvement Programs; (iii) UDC (doing business as the Empire State Development Corporation) for correctional and youth facilities, sports facilities, State facilities and equipment acquisitions, State Police and Division of Military and Naval Affairs facilities, Office of Technology facility, Office of General Services Capital and Agriculture and Markets; (iv) EFC for State Environmental Infrastructure Projects, including Water Pollution Control, Hazardous Waste Remediation, and West Valley; and (v) HFA for housing programs.

In addition, personal income tax bonds can be issued by more than one authority for certain State programs, to include: the Community Enhancement Facilities Assistance Program for economic development purposes which may be issued by DASNY, UDC and HFA; the Strategic Investment Program for environmental, historic preservation, economic development, arts, and cultural purposes, which may be issued by DASNY, UDC and EFC; and the Regional Economic Development Program, Higher Technology and Development Program, Economic Development Initiatives, and the Regional Economic Growth Program which includes EOF, Gen*NY*sis, CCAP, RESTORE, Multi-Modal Transportation Program and the Center of Excellence Program, which may be issued by DASNY and UDC; and Buffalo Inner Harbor, Roosevelt Island Operating Corporation, Sematech and 2008 & 2009 Economic Development Initiatives, which may be issued by DASNY and UDC.

The projections of State borrowings for the 2009-10 fiscal year are subject to change as market conditions, interest rates and other factors vary throughout the 2009-10 fiscal year.

Debt Reform Act

Chapter 59 of the Laws of 2000 enacted the Debt Reform Act, which is intended to improve the State’s borrowing practices and applies to all new State-supported debt issued on and after April 1, 2000. The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs, limits the use of debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt.

The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is slated to increase gradually until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and is slated to increase gradually until it is fully phased in at 5 percent in 2013-14.

The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either of the caps on the debt outstanding or debt service is met or exceeded, the State would be precluded from issuing new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

Pursuant to the provisions of the Debt Reform Act, as of May 2009, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2008. On October 30, 2008, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2008 at 2.33 percent of personal income and debt service on such debt at 1.48 percent of total governmental receipts, compared to the caps of 3.32 percent for each.

2009 projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Act throughout the next several years. However, the State has entered into a period of significantly declining debt capacity. As of May 2009, available cap room, in regards to debt outstanding, was expected to decline from 0.74 percent ($6.8 billion) in 2009-10 to only 0.08 percent ($763 million) in 2011-12, a decrease of 88 percent or $6 billion. In addition, debt outstanding was projected to exceed the cap by 0.03 percent ($314 million) in 2012-13 and by 0.04 percent ($384 million) in 2013-14. As of May 2009, the State planned to take actions in future budget cycles before fiscal year 2012-13 in order to stay within the statutory debt limits.

Interest Rate Exchange Agreements and Net Variable Rate Obligations

Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate debt instruments and to enter into a limited amount of interest rate exchange agreements. The limit on debt instruments which result in a net variable rate exposure (i.e., both variable rate debt and interest rate exchange agreements) is no more than 20 percent of total outstanding State-supported debt. Interest rate exchange agreements are limited to a total notional amount of no more than 20 percent of total outstanding State-supported debt. As of March 31, 2009, State-supported debt in the amount of $47.0 billion was outstanding, resulting in a variable rate exposure cap and an interest rate exchange agreement cap of about $9.4 billion each. As discussed below, as of March 31, 2009, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements were less than the authorized totals of 20 percent of total outstanding State-supported debt, and are projected to be below the caps for the entire forecast period through 2012-13.

Interest Rate Exchange Agreements

As of March 31, 2009 five issuers, DASNY, UDC, HFA, LGAC and the Thruway Authority had entered into a notional amount of $3.99 billion of interest rate exchange agreements that were subject to the interest rate exchange agreement cap, or 8.5 percent of total debt outstanding.

As of May 2009, the State was repositioning its swaps portfolio to mitigate the negative effects of the ongoing credit crisis in the global markets. From March 2008 through March 2009, the State terminated $2.0 billion notional amount of swaps. Of this amount, the bankruptcy of Lehman Brothers Holdings, Inc. resulted in the automatic termination of approximately $565 million notional amount of swaps. Given the dislocations in the underlying variable rate markets as of May 2009 and recent experience with the existing portfolio of swaps, as of May 2009, the State has no plans to increase its swap exposure, and may take further actions to reduce swap exposures commensurate with variable rate restructuring efforts.

The interest rate exchange agreements outstanding at March 31, 2009 involved eight different counterparties. All of the interest rate exchange agreements were part of refunding transactions that resulted in fixed rates (i.e., synthetic fixed rate interest rate exchange agreements) that ranged between 2.86 percent and 3.66 percent—rates that were significantly lower than the fixed bond rates at the time the refunding bonds were issued. In these transactions, the State issued variable rate bonds and entered into swaps in which it receives a variable rate payment expected to approximate the costs of the variable rate bonds, and pays a fixed rate. As of March 31, 2009, the net mark-to-market value of all the outstanding swaps (the aggregate termination amount) was approximately $577 million—the total amount the State would pay to the counterparties for the collective authorized issuers should all the swaps be terminated. The mark-to-market value of the outstanding interest rate exchange agreements fluctuates with interest rates and other market conditions. Generally, if interest rates rise from levels that existed in March 2009, it is expected the State’s termination amounts would decline. The State has indicated that it plans to continue to monitor and manage counterparty risk on a monthly basis.

As of March 31, 2009, the State had also entered into approximately $746 million in swaps to create synthetic variable rate exposure, including $128 million of synthetic variable rate obligations and $618 million of forward starting synthetic variable rate obligations. In these transactions, the State issued fixed rate bonds and entered into swaps in which it receives a fixed rate comparable to the rate it pays on the bonds, and pays the Bond Market Association (“BMA”) variable rate, resulting in the State paying net variable rates. The net variable rate costs the State incurred with the synthetic variable rate bonds are lower than the net costs of issuing traditional variable rate bonds because they do not require additional support costs (liquidity, insurance, broker-dealer fees, and remarketing fees). Thus, this approach can be a less costly way to achieve additional variable rate exposure. The synthetic variable rate debt also provides the benefit of reducing the State’s counterparty exposure under the synthetic fixed rate bonds discussed above (as determined by an independent financial advisor) and, since entered into prior to April 1, 2009, are considered “excluded agreements” under the legislation, and not counted under the swaps cap. As of March 31, 2009, the net mark-to-market value of the State’s synthetic variable rate swaps was $30 million, the total amount the State would receive from the collective authorized issuers should all swaps be terminated. The swaps do, however, count towards the variable rate debt instruments cap.

The interest rate exchange agreements authorized by the legislation are subject to various statutory restrictions, including minimum counterparty ratings that are in at least the two highest investment grade categories from a national rating agency, monthly reporting requirements, the adoption of guidelines by the governing boards of the Authorized Issuers, collateral requirements, an independent finding that swaps reflect a fair market value, and the use of standardized International Swaps and Derivatives Association (“ISDA”) documents. All of the payments made to counterparties on outstanding State-supported interest rate exchange agreements described above are subordinated to bondholder debt service payments, and the State expects that all such payments on any interest rate exchange agreements the Authorized Issuers may enter into in the future will be similarly subordinated to bondholder debt service payments.

Net Variable Rate Obligations

As of March 31, 2009, the State had about $1.8 billion of outstanding variable rate debt instruments that are subject to the net variable rate exposure cap or 3.8 percent of total debt outstanding. That amount includes $1.65 billion of unhedged variable rate obligations and $128 million of synthetic variable rate obligations described above (see “Interest Rate Exchange Agreements”).

As of May 2009, the State’s policy is to count 35 percent of the notional amount of outstanding 65 percent of LIBOR fixed rate swaps in its variable rate exposure. This policy reserve accounts for the potential that tax policy or market conditions could result in significant differences between payments owed on the underlying variable rate bonds and the amount received by the State under their 65 percent of LIBOR swaps, and that the factors affecting such payments can be consistent with variable rate exposure. Variable rate bonds that are related to swaps pursuant to which the State pays a fixed rate of interest are excluded from the calculation of variable rate debt instruments outstanding.

In addition to the variable rate obligations described above, as of May 15, 2009, the State had $2.4 billion of fixed rate obligations that may convert to variable rate obligations in the future. This includes $1.75 billion in State-supported convertible rate bonds as of May 15, 2009. These bonds bear a fixed rate until future mandatory tender dates in 2011, 2012 and 2013 at which time they can convert to either a fixed or variable rate. Similar to these convertible bonds, the $618 million in forward starting synthetic variable rate obligations described above result in the State paying a fixed rate through 2014, and a variable rate between 2014 and 2030. Legislation enacted in 2005 amended the State Finance Law to clarify that convertible bonds, synthetic variable obligations and similar obligations that were issued on or before July 1, 2005 and which result in the State paying a fixed rate in a fiscal year would not count under the variable rate cap until the fiscal year in which the State may pay a variable rate.

LITIGATION

General

The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. As explained below, these proceedings could adversely affect the State’s finances in the 2009-10 fiscal year or thereafter.

For the purpose of the matters described below, the State defines “material and adverse developments” as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State’s ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State’s ultimate legal position. The State has indicated that it intends to discontinue disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold described above.

As of May 2009, except as described below, there is no material litigation involving the State’s constitutional or statutory authority to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects the State’s power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

The State is party to other claims and litigation, which either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or which the State has determined do not meet the materiality threshold described in the first paragraph of this section. Although the amounts of potential losses, if any, resulting from this litigation are not presently determinable, it is the State’s opinion that its ultimate liability in any of these cases is not expected to have a material and adverse effect on the State’s financial position in the 2009-10 fiscal year or thereafter.

Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2009-10 Financial Plan. The State believes that the 2009-10 Enacted Budget Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2009-10 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2009-10 Enacted Budget Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2009-10 Enacted Budget Financial Plan.

Real Property Claims

In Oneida Indian Nation of New York v. State of New York, 74-CV-187 (NDNY), the alleged successors-in-interest to the historic Oneida Indian Nation seek a declaration that they hold a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place beginning in 1795 and ending in 1846, and ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. This case remained dormant while the Oneidas pursued an earlier action which sought limited relief relating to a single 1795 transaction and the parties engaged in intermittent, but unsuccessful, efforts to reach a settlement. In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant, and to certify a class made up of all individuals who purport to hold title within the affected 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.

In a decision dated March 29, 2002, the District Court granted, in part, plaintiffs’ motion to strike the State’s defenses and counterclaims. The District Court also denied the State’s motion to dismiss for failure to join indispensable parties.

Further efforts at settlement of this action failed to reach a successful outcome. While such discussions were underway, two significant decisions were rendered by the Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 126 S.Ct. 2021, 2022 (2006). Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims. These decisions prompted the District Court to reassess its 2002 decision, which in part had struck such defenses, and to permit the filing of a motion for summary judgment predicated on the Sherrill and Cayuga holdings. On August 11, 2006, the defendants moved for summary judgment dismissing the action, based on the defenses of laches, acquiescence, and impossibility. By order dated May 21, 2007, the District Court dismissed plaintiffs’ claims to the extent that they asserted a possessory interest, but permitted plaintiffs to pursue a claim seeking the difference between the amount paid and the fair market value of the lands at the time of the transaction. The District Court certified the May 21, 2007 order for interlocutory appeal and, on July 13, 2007, the Second Circuit granted motions by both sides seeking leave to pursue interlocutory appeals of that order. The cross-appeals have been fully briefed, and oral argument before the Second Circuit was conducted on June 3, 2008. As of May 2009, the case awaited decision by the Second Circuit.

Other Indian land claims include Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., and The Onondaga Nation v. The State of New York, et al. both in the United States District Court for the Northern District of New York.

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants’ answers. By decision dated October 20, 2003, the District Court denied the State’s motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On February 10, 2006, after renewed efforts at settlement failed to resolve this action, and recognizing the potential significance of the Sherrill and Cayuga appeals, the District Court stayed all further proceedings in this case until 45 days after the United States Supreme Court issued a final decision in the Cayuga Indian Nation of New York case. On November 6, 2006, after certiorari was denied in Cayuga, the defendants moved for judgment on the pleadings. Although the motion is fully briefed and awaiting decision, on April 16, 2008, the District Court issued an order staying the case until a decision is rendered with respect to the pending appeal in the Oneida case.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or “Six Nations Iroquois Confederacy,” and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The “aboriginal territory” described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of

Syracuse. On August 15, 2006, based on Sherrill and Cayuga, the defendants moved for an order dismissing this action, based on laches. As of May 2009, the motion was fully briefed and awaiting decision.

Cayuga Indian Nation of New York, et al. v Pataki, et al., USDC, NDNY, 80-CV-930 (McCurn, DJ) (2d Cir. [02-6111]) involved approximately 64,000 acres in Seneca and Cayuga Counties surrounding the northern portion of Cayuga Lake that the historic Cayuga Nation sold to the State in 1795 and 1807 in alleged violation of the Nonintercourse Act (“NIA”) (first enacted in 1790 and now codified at 25 U.S.C. § 177) because the transactions were not held under federal supervision, and were not formally ratified by the United States Senate and proclaimed by the President. After 2 lengthy trials, in 2001 the District Court denied ejectment as a remedy, and rendered a judgment against the State for damages and prejudgment interest in the net amount of $250 million. The State appealed. The tribal plaintiffs (but not the U.S.) cross-appealed, seeking ejectment of all of the present day occupants of the land in the 64,000 acre claim area and approximately $1.5 billion in additional prejudgment interest.

On June 28, 2005, the Second Circuit reversed and entered judgment dismissing the Cayuga action, based upon the intervening Supreme Court decision in Oneida Indian Nation v. City of Sherrill, 544 U.S. 197 (2005), which held (in the context of a property tax dispute involving a parcel that the tribe had purchased in fee within the Oneida claim area) that disruptive claims of Indian sovereignty could be barred by equitable defenses, including laches, acquiescence and impossibility. Cayuga Indian Nation v. Pataki, 413 F.3d 266 (2d Cir. 2005). The Second Circuit concluded that the same equitable considerations that the Supreme Court relied on in City of Sherrill applied to the Cayugas’ possessory claim and required dismissal of the entire lawsuit, including plaintiffs’ claim for money damages and their claim for ejectment. The Court also held that the United States’ complaint-in-intervention was barred by laches. The Supreme Court denied certiorari in Cayuga on May 15, 2006. 126 S. Ct. 2021, 2022.

This case was closed but became active when the Cayuga plaintiffs filed a FRCP 60(b)(6) motion to have the judgment vacated. Along with this motion a letter was sent to Judge McCurn’s chamber seeking a stay of the 60 (b)(6) motion until after the Second Circuit decides the appeal in the Oneida Land Claim case. The motion is premised on Judge Kahn’s ruling in Oneida, discussed above, that in spite of the Second Circuit decision in Cayuga, the tribe may proceed to prove a non-possessory claim for unjust compensation against the State defendant. By stipulation of the parties, so-ordered by Judge McCurn, further briefing on the Cayugas’ motion for relief from judgment has been suspended, pending the outcome of the Oneida appeal that was argued on June 3, 2008.

Tobacco Master Settlement Agreement

In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco Master Settlement Agreement (“MSA”) that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an “output cartel” in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants’ motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion dated January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds. On September 14, 2004, the District Court denied all aspects of plaintiffs’ motion for a preliminary injunction, except that portion of the motion relating to the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs have appealed from the denial of the remainder of the motion to the United States Court of Appeals for the Second Circuit. In May 2005, the Second Circuit affirmed the denial of the preliminary injunction. In

December 2006, the motions and cross-motions of the parties for summary judgment were fully submitted to the District Court. By order dated July 7, 2008, the District Court requested updated statistical information and other information needed to resolve certain material questions. Following an evidentiary hearing, by a December 15, 2008 order summarizing a preliminary decision, the District Court dismissed all of plaintiff’s claims. On January 12, 2009, the Court issued its opinion and order granting judgment dismissing the complaint. Plaintiff has appealed and, as of May 2009, the appeal was pending.

State Medicaid Program

There are numerous cases in which nursing homes have challenged the statutory provisions setting the reimbursement methodology pursuant to which they receive Medicaid payments, including New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke’s Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (six cases); and Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello. Plaintiffs allege that the changes in methodologies have been adopted in violation of procedural and substantive requirements of State and Federal law.

In New York Association of Homes and Services for the Aging v. DeBuono, et al., the United States District Court for the Northern District of New York dismissed plaintiffs’ complaint by order dated May 19, 2004. On April 6, 2006, the Second Circuit Court of Appeals affirmed the order of the District Court. This case is now concluded. Several related State Court cases involving the same parties and issues had been held in abeyance pending the result of the litigation in Federal Court.

West Valley Litigation

In State of New York, et al. v. The United States of America, et al., 06-CV-810 (WDNY), the State and the New York State Energy Research and Development Authority have filed suit seeking: (1) a declaration that defendants are liable under the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”) for the State’s response costs and for damages to the State’s natural resources resulting from releases from the site in Cattaraugus County, New York, and a judgment reimbursing the State for these costs and damages, (2) a declaration of defendants’ responsibilities under the West Valley Demonstration Project Act to decontaminate and decommission the site and for future site monitoring and maintenance, and (3) a declaration that the defendants are responsible for paying the fees for disposal of solidified high level radioactive waste at the West Valley site. The parties have agreed to stay the litigation and submit the issues in (1) and (2) to non-binding arbitration and early neutral evaluation. As of May 2009, the parties were engaged in mediation.

Bottle Bill Litigation

In International Bottled Water Association, et al. v. Paterson, et al., plaintiffs seek declaratory and injunctive relief declaring that certain amendments to the State’s Bottle Bill enacted on April 7, 2009 as part of the 2009-2010 budget violate the Due Process Clause, the Equal Protection Clause and the Commerce Clause of the United States Constitution. On May 27, 2009, the United States District Court for the Southern District of New York issued a preliminary injunction staying the June 1, 2009 effective date of the amendments to the Bottle Bill and declared that the section of the amendments which requires that the plaintiffs and other beverage manufacturers and distributors place a unique New York-exclusive universal product code on all bottles covered by the law that are offered for sale in the State violates the commerce clause of the United States Constitution. By order entered May 29, 2009 that superseded the above-referenced May 27, 2009 preliminary injunction, the District Court granted a preliminary injunction that (1) enjoined the State from implementing or enforcing the New-York exclusive universal product code provision of the Bottle Bill, and (2) enjoined the State from implementing or enforcing any and all other amendments to the Bottle Bill signed into law on April 7, 2009, until April 1, 2010, to allow persons subject to the amendments sufficient time to comply with the law’s requirements.

Representative Payees

In Weaver v. State of New York, filed in the New York State Court of Claims on July 17, 2008, the claimant alleges that executive directors of Office of Mental Health facilities, acting as representative payees under the Federal Social Security Act, have improperly received benefits due to patients and former patients and improperly applied those benefits to defray the cost of patient care and maintenance. The named claimant seeks benefits on her own behalf as well as certification of a class of claimants.

On September 26, 2008, the State moved to dismiss the claim on the grounds that (i) the claimant failed to file a motion to certify the class in a timely manner and (ii) the claimant’s failure to identify the time and place in which each claim arose violates the provisions of Court of Claims Act §11(b). The claimant has opposed the motion and cross-moved, seeking certification of the class, pre-certification discovery, and partial summary judgment. The State submitted reply papers on April 1, 2009. The State has also opposed Claimant’s cross-motions, and has submitted a motion for summary judgment. All papers on Claimant’s cross-motions and on the State’s summary judgment motion must be submitted by August 17, 2009.

* * * * *

RATING AGENCIES’ ACTIONS

Standard & Poor’s, Moody’s and Fitch rated the State’s general obligation bonds AA, Aa3 and AA-, respectively, as of July 17, 2009. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency. Any such downward revision or withdrawal of a rating could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX D

ADDITIONAL INFORMATION CONCERNING PENNSYLVANIA MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Pennsylvania (“Pennsylvania,” the “Commonwealth” or the “State”). The sources of payment for Pennsylvania municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last two paragraphs hereof, is derived solely from information contained in official statements relating to offerings of Pennsylvania bond issues, the most recent such official statement (or supplement thereof) being dated May 19, 2009. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The funds have not independently verified, and are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any Pennsylvania issuer.

ECONOMY GENERALLY

General. The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida, and Illinois. Pennsylvania is an established state with a diversified economy. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined. The Commonwealth’s business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.

Pennsylvania’s agricultural industries remain an important component of the Commonwealth’s economic structure, accounting for more than $5.8 billion in crop and livestock products annually. In 2008, agribusiness and food related industries reached export sales surpassing $1.5 billion in economic activity. Over 58,000 farms form the backbone of the State’s agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and three million acres of pasture and farm woodlands—nearly one-third of the Commonwealth’s total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a variety of agricultural products. Agriculture exports have grown by more than 5.3% since 2003.

Pennsylvania’s extensive public and private forests provide a vast source of material for the lumber, furniture, and paper products industries. The forestry and related industries account for 1.5% of employment with economic activity of nearly $5 billion in sales of which $984 million is from international trade. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams, and lakes. Other natural resources include major deposits of coal, petroleum, and natural gas. Annually, about 75 million tons of anthracite and bituminous coal, 168 billion cubic feet of natural gas, and about 3.6 million barrels of oil are extracted from Pennsylvania.

Pennsylvania is a Mid-Atlantic state within easy reach of the populous eastern seaboard and, as such, is the keystone to the Midwest. A comprehensive transportation grid enhances the Commonwealth’s strategic geographic position. The Commonwealth’s water systems afford the unique feature of triple port coverage, a deep-water port at Philadelphia, a Great Lakes port at Erie and an inland water port at Pittsburgh. Between air, rail, water, and road, Pennsylvania is easily accessible for both inter and intra state trade and commerce.

Population. The Commonwealth is highly urbanized. Of the Commonwealth’s 2008 mid-year population estimate, 79 percent resided in the 15 Metropolitan Statistical Areas (“MSAs”) of the Commonwealth. The

largest MSAs in the Commonwealth are those that include the cities of Philadelphia and Pittsburgh, which together contain almost 44 percent of the State’s total population. The population of Pennsylvania, 12.4 million people in 2008, according to the U.S. Bureau of the Census, represents a population growing more slowly than the nation with a higher portion than the nation or the region comprised of persons 45 or over.

Employment. Non-agricultural employment in Pennsylvania over the 10 years ending in 2008 increased at an average annual rate of 0.4 percent compared with a 0.4 percent rate for the Middle Atlantic region and a 0.7 percent rate for the nation. Non-manufacturing employment in Pennsylvania has increased in recent years and reached 88.9 percent of total employment by 2008. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 11.1 percent of 2008 non-agricultural employment, has fallen behind the services sector, the trade sector and the government sector as the 4th largest single source of employment within the Commonwealth. In 2008, the services sector accounted for 46.1 percent of all non-agricultural employment while the trade sector accounted for 15.3 percent.

Within the manufacturing sector of Pennsylvania’s economy, which now accounts for less than one-eighth of total non-agricultural employment in Pennsylvania, the fabricated metals industries employed the largest number of workers. Employment in fabricated metals industries was 14.2 percent of Pennsylvania manufacturing employment but only 1.5 percent of total Pennsylvania non-agricultural employment in 2008.

Unemployment. Pennsylvania’s annual average unemployment rate was equivalent to the national average throughout the 2000’s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 5.7 percent in 2003. The resumption of faster economic growth resulted in a decrease in the Commonwealth’s annual unemployment rate to 4.4 percent in 2007. As of March 2008, the most recent month for which figures are available, Pennsylvania had a seasonally adjusted annual unemployment rate of 7.8 percent.

Personal Income. Personal income in the Commonwealth for 2008 was $501.2 billion, an increase of 3.9 percent over the previous year. During the same period, national personal income increased at a rate of 3.8 percent. Based on the 2008 personal income estimates, per capita income for 2008 was at $40,265 in the Commonwealth compared to per capita income in the United States of $39,751.

Market and Assessed Valuation of Real Property. Annually, the State Tax Equalization Board (the “STEB”) determines an aggregate market value of all taxable real property in the Commonwealth. The STEB determines the market value by applying assessment to sales ratio studies to assessment valuations supplied by local assessing officials. The market values certified by the STEB do not include property that is tax exempt but do include an adjustment correcting the data for preferential assessments granted to certain farm and forestlands.

COMMONWEALTH FINANCIAL PERFORMANCE

During the fiscal year ended June 30, 2008, the overall financial position (net assets) of the Commonwealth, including both governmental and business-type activities, increased by $0.9 billion, or 3.2 percent of total beginning net assets of $27.9 billion. For governmental activities, the net increase in net assets was $1.3 billion or 5.3 percent of beginning net assets of $24.3 billion. Total investments, excluding the State Employees’ Retirement Fund and all other fiduciary funds, totaled over $19.3 billion and total cash balances were over $1.8 billion. These amounts represent considerable financial resources for the 2009 and subsequent fiscal years. The increase in governmental activities net assets ($1.3 billion) was $400 million less than the prior year change, where revenues, transfers and special items exceeded expenses by $1.7 billion. These increases represent significant year-over-year improvements in the Commonwealth’s overall financial position, respectively, during the fiscal years ended June 30, 2008 and 2007. The $0.4 billion decrease in total net assets for business-type activities follows a $0.3 billion increase during the prior fiscal year. The $0.7 billion year over year decrease is partially attributable to a net assets decrease of $0.1 billion in the unemployment compensation program, where the prior year net assets increase was over $0.2 billion. During the 2009 fiscal year, unemployment compensation revenues decreased by $0.1 billion while expenses increased by $0.2 billion; in the prior year, revenues increased and expenses decreased. Statutory contribution decreases occurred during both the 2008 and 2009 fiscal years. Also, during the fiscal year ended June 30, 2008, combined decreases in net assets of the State Lottery Fund ($212 million decrease in the 2009 fiscal year compared to $9.4 million decrease in the prior year) and the Tuition Payment Fund ($132 million decrease in the 2009 fiscal year compared to $52 million increase in the prior year) were reported.

The governmental funds balance sheet reports total fund balances for all governmental funds. Assets of the Commonwealth’s governmental funds (the General Fund, the Motor License Fund and the Tobacco Settlement Fund are major governmental funds) as of June 30, 2008 were $21.23938 billion. Liabilities for the same date totaled $12.40946 billion, leaving a fund balance of $8.8299 billion, an increase of $304.2 million from the fund balance at June 30, 2007. The General Fund decreased by $396.8 million.

DEBT LIMITS

The Constitution of the Commonwealth of Pennsylvania (Article VIII, Section 7(a)) permits debt to be incurred (i) for purposes itemized in law and approved by voter referendum, (ii) without approval of the electorate for the rehabilitation of areas affected by man-made or natural disasters, and (iii) for capital facilities projects specifically itemized in a capital budget if such debt does not cause the amount of all net debt outstanding (as defined for purposes of that Section) to exceed one and three quarters times (1.75x) the average of the annual tax revenues of the Commonwealth deposited in all funds in the previous five fiscal years, as certified by the Auditor General (the “Constitutional Debt Limit”). The most recent semi-annual computation of the Constitutional Debt Limit and the amount of net debt outstanding subject to such limit is $47, 397.1 million.

The amount of debt that may be issued in any given fiscal year for capital projects authorized in current or previous capital budgets is enacted annually by the General Assembly and approved by the Governor. The fiscal year 2009 capital budget debt limits became effective on July 8, 2008 and are slated to remain in force until the enactment of the fiscal year 2010 capital budget act. As of May 19, 2009, the maximum amount of debt authorized by the fiscal year 2009 capital budget was $1.225 billion.

The Growing Greener II Acts authorized the issuance of $625.0 million aggregate principal of debt for the purpose of the maintenance and protection of the environment, open space and farmland preservation, watershed protection, abandoned mine reclamation, acid mine drainage remediation and other environmental initiatives. As of May 19, 2009, bonds in the principal amount of $344.5 million had been issued pursuant to the authority of the Growing Greener II Acts and an additional $40.0 million of such bonds were being offered, leaving $240.5 million principal amount of debt authorized and unissued thereunder.

FINANCIAL STRUCTURE AND PROCEDURES

The Constitution and the laws of the Commonwealth require all payments from the State Treasury, with the exception of refunds of taxes, licenses, fees and other charges, to be made only by duly enacted appropriations. Amounts appropriated from a fund may not exceed its actual and estimated revenues for the fiscal year plus any unappropriated surplus available. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund (a lapse) if not spent or encumbered by the end of the fiscal year.

Description of Funds

The General Fund, the Commonwealth’s largest operating fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the

Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

The Motor License Fund receives all tax and fee revenues relating to motor fuels and vehicles except the revenues from one-half cent per gallon of the liquid fuels tax, which are deposited in the Liquid Fuels Tax Fund for distribution to local municipalities. All revenues relating to motor fuels and vehicles are required by the Constitution to be used only for highway purposes. Most federal aid revenues designated for transportation programs and tax revenues relating to aviation fuels are also deposited in the Motor License Fund. Operating and administrative costs for the Department of Transportation and other Commonwealth departments conducting transportation related programs, including the highway patrol activities of the Pennsylvania State Police, are also paid from the Motor License Fund. Debt service on bonds issued by the Commonwealth for highway purposes is payable from the Motor License Fund.

Other special revenue funds have been established by law to receive specified revenues that are appropriated to departments, boards and/or commissions for payment of their operating and administrative costs. Such funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, Environmental Stewardship, State Racing, and Tobacco Settlement Funds. Some of these special revenue funds are required to transfer excess revenues to the General Fund, and some receive funding, in addition to their specified revenues, through appropriations from the General Fund.

The Tobacco Settlement Fund is a special revenue fund established to receive tobacco litigation settlement payments paid to the Commonwealth. The Commonwealth is one of forty-six states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the “Tobacco MSA”). Under the Tobacco MSA, the Commonwealth is entitled to receive a portion of payments made pursuant to the Tobacco MSA by tobacco product manufacturers participating in the Tobacco MSA. Most revenues to the Tobacco Settlement Fund are subject to annual appropriation by the General Assembly and approval by the Governor.

The Tax Stabilization Reserve Fund and the Budget Stabilization Reserve Fund that replaced the Tax Stabilization Reserve Fund following its abolishment in 2002 are special revenue funds designated to receive a statutorily determined portion of the budgetary basis fiscal year-end surplus of the General Fund. The Budget Stabilization Reserve Fund was established in July 2002 after the Tax Stabilization Reserve Fund was abolished and its balance transferred to the General Fund for the 2002 fiscal year budget. The Budget Stabilization Reserve Fund is to be used for emergencies threatening the health, safety or welfare of citizens or during downturns in the economy that result in significant unanticipated revenue shortfalls not able to be addressed through the normal budget process. Assets of the fund may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly. For GAAP (as defined below) reporting purposes, the Budget Stabilization Reserve Fund (previously designated the Tax Stabilization Reserve Fund) has been reported as a fund balance reservation in the General Fund (governmental fund category) since fiscal year 1999. Prior to that fiscal year, the Tax Stabilization Reserve Fund was reported, on a GAAP basis, as a designation of the General Fund unreserved fund balance. The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals.

Enterprise funds are maintained for departments or programs operated like private enterprises. Two of the largest of such funds are the State Stores Fund and the State Lottery Fund. The State Stores Fund is used for the receipts and disbursements of the Commonwealth’s liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise. The State Lottery Fund is also an Enterprise fund for the receipt of lottery ticket sales and lottery licenses and fees. Its revenues, after payment of prizes, are dedicated to paying the costs of programs benefiting the elderly and handicapped in Pennsylvania.

In addition, the Commonwealth maintains funds classified as working capital, bond, and sinking funds for specified purposes.

OUTSTANDING INDEBTEDNESS OF THE COMMONWEALTH

General Obligation Debt Outstanding

Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund except for debt issued for highway purposes, which is paid from Motor License Fund appropriations.

Net outstanding general obligation debt totaled $8.1770 billion at June 30, 2008, a net increase of $343.0 million from June 30, 2007. Over the 10-year period ended June 30, 2008, total net outstanding general obligation debt increased at an annual rate of 5.6 percent. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 3.9 percent.

General obligation debt for non-highway purposes of $8.0898 billion was outstanding on June 30, 2008. Outstanding debt for these purposes increased by a net $368.5 million since June 30, 2007. For the period ended June 30, 2007, the 10-year and 5-year average annual compound growth rate for total outstanding debt for non-highway purposes was 7.1 percent and 4.4 percent respectively. In its current debt financing plan, Commonwealth infrastructure investment projects include improvement and rehabilitation of existing capital facilities and construction of new facilities, such as public buildings, prisons and parks, transit facilities, economic development and community facilities, and environmental remediation projects.

Outstanding general obligation debt for highway purposes was $87.1 million on June 30, 2008, a decrease of $25.5 million from June 30, 2007. Highway outstanding debt has declined over the most recent 10-year and 5-year periods ended June 30, 2008, by the annual average rates of 18.1 percent and 17.8 percent respectively. The decline in outstanding highway debt is due to the policy begun in 1980 of funding highway capital projects with current revenues except for very limited exceptions. However, the enacted fiscal year 2009 budget included a multi-year plan to issue an average of $200 million in general obligation bonds annually to accelerate the rehabilitation of a portion of the Commonwealth’s 6,000 structurally deficient bridges. The Commonwealth has indicated that funding to support the proposed debt issuance would be initially provided from an existing restricted account rather than from general revenues of the Motor License Fund or the General Fund. The fiscal year 2009 enacted budget included $350 million in general obligation debt authority in order to jumpstart the bridge rehabilitation program.

Nature of Commonwealth Debt

Capital Projects Debt. The Commonwealth may incur debt to fund capital projects for community colleges, highways, public improvements, transportation assistance, flood control, and redevelopment assistance. Before a project may be funded, it must be itemized in a capital budget bill adopted by the General Assembly. An annual capital budget bill states the maximum amount of debt for capital projects that may be incurred during the current fiscal year for projects authorized in the current or previous years’ capital budget bills. Capital projects debt is subject to a constitutional limit on debt.

Once capital projects debt has been authorized by the necessary legislation, issuance authority rests with two of the Issuing Officials (the Governor, the State Treasurer and the Auditor General), one of whom must be the Governor.

Electorate-Approved Debt. The issuance of electorate-approved debt is subject to the enactment of legislation that places on the ballot the question of whether debt shall be incurred. The legislation authorizing the referendum must state the purposes for which the debt is to be authorized and, as a matter of practice, includes a maximum amount of funds to be borrowed. Upon electorate approval and enactment of legislation implementing the proposed debt-funded program, bonds may be issued. All such authorizing legislation to date has given issuance authority to two of the Issuing Officials, one of whom must be the Governor.

Other Bonded Debt. Debt issued to rehabilitate areas affected by disasters is authorized by specific legislation. Authorizing legislation has given issuance authority to two of the Issuing Officials, one of whom must be the Governor.

Tax Anticipation Notes. Due to the timing of major tax payment dates, the Commonwealth’s General Fund cash receipts are generally concentrated in the last four months of the fiscal year, from March through June. Disbursements are distributed more evenly throughout the fiscal year. As a result, operating cash shortages can occur during certain months of the fiscal year. When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. The authority to issue such notes rests with the Issuing Officials.

The Commonwealth may issue tax anticipation notes only for the account of the General Fund or the Motor License Fund or both such funds. The principal amount issued, when added to that outstanding, may not exceed in the aggregate 20 percent of the revenues estimated to accrue to the appropriate fund or both funds in the fiscal year.

Tax anticipation notes must mature within the fiscal year in which they were issued. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. Any year-end deficit balances must be funded within the succeeding fiscal year’s budget.

As of May 19, 2009, the Commonwealth had no tax anticipation notes outstanding. The fiscal year 2009 budget did not anticipate the Commonwealth issuing tax anticipation notes. It is possible that the Commonwealth may issue tax anticipation notes during fiscal year 2010.

In the last eleven fiscal years, the Commonwealth has not issued any tax anticipation notes.

Bond Anticipation Notes. Pending the issuance of bonds, the Commonwealth may issue bond anticipation notes subject to the applicable statutory and constitutional limitations generally imposed on bonds. The term of such borrowings may not exceed three years. Issuing authority rests with the Issuing Officials. As of May 19, 2009, no bond anticipation notes were outstanding.

OTHER STATE-RELATED OBLIGATIONS

Moral Obligations

Moral obligation financing is a financing arrangement in which designated officials of the Commonwealth, its departments or agencies agree, when necessary, to request the General Assembly to appropriate funds as may be required to make up any deficiency in a debt service reserve fund established to assure payment of obligations issued under such an arrangement. The General Assembly is not required to approve such appropriation requests.

Pennsylvania Housing Finance Agency (“PHFA”). The PHFA is a state-created agency that provides financing for housing for lower and moderate income families in the Commonwealth. The bonds, but not the notes, of the PHFA are partially secured by a capital reserve fund required to be maintained by the PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. If there is a potential deficiency in the capital reserve fund or if funds are necessary to avoid default on interest, principal or sinking fund payments on bonds or notes of PHFA, the statute creating PHFA provides a mechanism for obtaining additional funds. That mechanism directs the Governor, upon notification from PHFA, to place in the budget of the Commonwealth for the next succeeding year an amount sufficient to make up any such deficiency or to avoid any such default. The budget as finally adopted by the General Assembly may or may not include the amount so placed therein by the Governor. PHFA is not permitted to borrow additional funds so long as any deficiency exists in the capital reserve fund. As of May 19, 2009, no deficiency existed.

According to PHFA, as of December 31, 2008, PHFA had $4.3611 billion of revenue bonds outstanding.

Lease Financing

The Commonwealth, through several of its departments and agencies, leases various real property and equipment. Some leases and their respective lease payments are, with the Commonwealth’s approval, pledged as security for debt obligations issued by certain public authorities or other entities within the State. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth’s annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide moneys from which the lease payments are to be paid. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

The Harristown Development Corporation leases office space to the Commonwealth in the city of Harrisburg. Certificates of participation in the principal amount of $71,135,000 were issued in October 2001, representing undivided rights in the lease payments by the Commonwealth to the Harristown Development Corporation for nearly one million square feet of office space occupied by Commonwealth departments and agencies since 1978.

The Commonwealth has also leased port facilities of the Philadelphia Regional Port Authority (“PRPA”) to encourage trade through the Port of Philadelphia. Lease revenue bonds of PRPA in the amount of $53.9 million were issued by that authority in August 2003 to refund all outstanding PRPA Series 1993 Bonds. These bonds are payable from lease payments made by the Commonwealth from an annual appropriation authorizing payments to PRPA.

Commonwealth Financing Authority

The Commonwealth Financing Authority (the “CFA”), a major component of the Governor’s Economic Stimulus Proposals for the Commonwealth, was established in April 2004 with the enactment of legislation establishing the CFA as an independent authority and an instrumentality of the Commonwealth. The CFA is authorized to issue its limited obligation revenue bonds and other types of limited obligation revenue financing for the purposes of promoting the health, safety, employment, business opportunities, economic activity and general welfare of the Commonwealth and its citizens through loans, grants, guarantees, leases, lines and letters of credit and other financing arrangements to benefit both for-profit and non-profit entities. The CFA’s bonds and financings are to be secured by revenues and accounts of the CFA, including funds appropriated to CFA from general revenues of the Commonwealth for repayment of CFA obligations. The obligations of the CFA do not constitute debts or liabilities of the Commonwealth but rather, are payable from appropriations of the Commonwealth.

In November 2005, the CFA issued its first bonds and since that time, the CFA has completed three additional bond issues. As of December 31, 2008, the CFA had $717.155 million in outstanding bond debt. The Commonwealth’s fiscal year 2009 enacted budget appropriated $62.473 million in state funds to the CFA for payment of all or a portion of CFA debt service during fiscal year 2009 and, as of May 19, 2009, the Commonwealth’s proposed fiscal year 2010 budget included an appropriation request for CFA debt service totaling $67.235 million in state funds. Further, as of May 19, 2009, a balance of $4.7 million remained available from prior year appropriations to support CFA debt service payments. Additional appropriations from Commonwealth General Funds for future debt service beyond those mentioned in this section were expected to be requested by the Department of Community and Economic Development for inclusion in future Governor’s Executive Budget requests to the General Assembly.

As part of the enactment process for the fiscal year 2009 budget, the General Assembly enacted and the Governor signed into law Act 63 of 2008 (“Act 63”) and Act 1 of Special Session 1 of 2008 (“Act 1”), on July 9, 2008, Combined, these two acts provide the CFA with additional bond indebtedness authority of up to $1.300 billion. Act 63 of 2008 provides the CFA with authority to issue up to $800 million in limited obligation revenue bonds in order to fund water or sewer projects, storm water projects, flood control projects and high hazard unsafe dam projects. Act 63 also provides for the use of Pennsylvania Gaming and Economic Development and Tourism Fund revenues to support debt service costs associated with the $800 million in additional CFA debt authority. Act 1 provides the CFA with authority to issue up to $500 million in limited obligation revenue bonds to fund the development of alternative sources of energy. As of May 19, 2009, it was projected that portions of the increased CFA debt authority would be issued over the next two to four fiscal years.

Lease for Pittsburgh Penguins Arena

In October 2007, the Commonwealth and the Sports and Exhibition Authority of Pittsburgh and Allegheny County (the “SEA”) entered into a lease agreement (the “Arena Lease”) that, while not creating indebtedness of the Commonwealth, creates a “subject to appropriation” obligation of the Commonwealth. The SEA, a joint public benefit authority, issued in October 2007 its $313.3 million Commonwealth Lease Revenue Bonds (the “Arena Bonds”) to finance a multi-purpose arena (the “Arena”), which will serve as the home of the Pittsburgh Penguins (the “Penguins”), a hockey team in the National Hockey League. The Arena Bonds are not debt of the Commonwealth but are limited obligations of the SEA payable solely from the Special Revenues pledged therefor. These Special Revenues include annually (1) $4.1 million from a lease with the Penguins, (2) not less than $7.5 million from the operator of a casino located in the City of Pittsburgh, and (3) $7.5 million from the Commonwealth’s Economic Development and Tourism Fund (the “Development and Tourism Fund”). The Development and Tourism Fund is funded with an assessment of five percent of the gross terminal revenue of all total wagers received by all slot machines in the Commonwealth less cash payments.

While the Special Revenues are projected, as of May 19, 2009, to be adequate to pay all debt service on the Arena Bonds, to the extent such revenues are in any year inadequate to cover debt service, the Commonwealth is obligated under the Arena Lease to make up the deficiency. The obligation of the Commonwealth to make such payments is subject in all cases to appropriation by the General Assembly. The maximum annual amount payable by the Commonwealth under the Arena Lease is $19.1 million. In December 2008, the Commonwealth was notified by the SEA that an additional $5.08 million would be required in fiscal year 2010 to support debt service. In compliance with its obligations under the Arena Lease, the Commonwealth included an appropriation request for $5.08 million as part of its proposed fiscal year 2010 budget submitted to the General Assembly.

Pensions and Retirement Systems

The Commonwealth maintains contributory benefit pension plans covering all State employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state-related organizations are members of the State Employees’ Retirement System (“SERS”). Public school employees are members of the Public School Employees’ Retirement System (“PSERS”). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees.

Commonwealth contributions to SERS and PSERS were $219.0 million and $382.8 million respectively in fiscal year 2007. During fiscal year 2008, Commonwealth contributions for both SERS and PSERS were $233.0 million and $451.2 million respectively, a 6.4 and 18 percent increase respectively in the year-over-year contribution to each system. The enacted budget for fiscal year 2009 included contributions of $224.5 million for SERS, a 3.6 percent reduction in the year-over-year SERS contribution. The enacted budget for fiscal year 2009 included contributions of $360.6 million for PSERS, a 20 percent decrease in the year-over-year contribution to PSERS.

As of May 19, 2009, the Commonwealth has indicated that, based on the most recent valuations of the two systems, Commonwealth contributions to both systems were projected to increase significantly in fiscal year 2013. As of May 19, 2009, the most recent actuarial projections forecasted that Commonwealth contributions to PSERS and SERS would remain at or around the minimum contribution levels as provided by Act 40 of 2003 and Act 8 of 2007, respectively, through fiscal year 2012, due mainly to the continued effect of the change in the amortization period from 30 years to 10 years in Act 40. Commonwealth contributions to PSERS and SERS were projected to rise sharply at the end of the 10-year amortization period covered by Act 40. In fiscal year 2013, based on PSERS’ most recent actuarial valuation on June 30, 2008, the employer contribution rate for PSERS was projected to increase to 20.16 percent of payroll. However, as noted below, these projections are subject to change due to dramatic investment losses since PSERS’ last actuarial valuation.

As of May 19, 2009, the projected Commonwealth contribution levels for fiscal years 2012 and 2013 listed in this section are different from those contribution levels projected previously by the Commonwealth and are subject to future revision.

Prior to recent market downturns, both SERS and PSERS had generated strong investment returns: 17.2 percent for SERS for calendar year 2007 and 22.93 percent for PSERS in fiscal year 2007. However, in common with many other public pension systems in the United States, the recent global economic crisis and resulting recession have had a dramatic negative impact on PSERS and SERS’ investment performance. At the most recent actuarial valuation on June 30, 2008, PSERS had generated a negative 2.82 percent annual return. In the second half of calendar year 2008, investment performance further deteriorated, such that PSERS’ return on investments for the calendar year ended December 31, 2008 was negative 29.68 percent. Likewise, SERS’ estimated return on investments for calendar year 2008 is negative 28.7 percent.

The Commonwealth has indicated that previous 4-5 years of top-decile investment returns had reduced the forecast fiscal year 2013 contribution rate for both systems relative to previous projections. For example, the projected fiscal year 2013 contribution rate for SERS had been reduced from 21.2 percent of payroll, based on the 2003 valuation, to 5.7 percent of payroll, based on the 2007 valuation and accounting for the permanent minimum contribution floors established by Act 8. The Commonwealth has also indicated that, with respect to PSERS, the projected fiscal year 2013 employer contribution had been reduced from 27.7 percent of payroll, based on the 2003 valuation, to 11.2 percent of payroll, based on the 2007 actuarial valuation. However, the systems’ significant recent investment losses due to the sharp downturn in the economy have essentially reversed this past progress in reducing the projected employer rate increase for fiscal year 2013.

The Commonwealth has indicated that precise employer rate projections for fiscal year 2013 that take into account PSERS and SERS dramatic investment losses in calendar year 2008 were not expected to be known until each system’s next actuarial valuation was completed. Nevertheless, as of May 19, 2009, SERS estimated that the 2009 employer contribution rate of 4 percent would remain at or near that level through fiscal year 2011 until spiking to approximately 25 percent of payroll in fiscal year 2013. With respect to PSERS, whose next actuarial valuation date, as of May 19, 2009, coincided with the end of fiscal year 2009, the investment losses recorded by the system to date, as of May 19, 2009, were expected to be difficult to overcome and the projected rate increase in fiscal year 2013 could exceed the original projection of 27.73 percent.

Other Post-Employment Benefits

In addition to a defined benefit pension plan for State employees and employees of certain state-related organizations, the Commonwealth also provides health care plans for its eligible retirees and their qualifying dependents. Costs for such benefits totaled $499 million in fiscal year 2006, $521 million in fiscal year 2007 and $565 million for fiscal year 2008. Fiscal year 2009 employer contributions for retiree health care were estimated to be approximately $600 million.

GOVERNMENT AUTHORITIES AND OTHER ORGANIZATIONS

Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. These organizations, their purposes and their outstanding debt, as computed by each organization, are as follows:

Delaware River Joint Toll Bridge Commission (“DRJTBC”). The DRJTBC, a public corporation of the Commonwealth and New Jersey, owns and operates bridges across the Delaware River. Debt service on bonds is paid from tolls and other revenues of the Commission. The DRJTBC had $449.8 million in bonds outstanding as of December 31, 2008.

Delaware River Port Authority (“DRPA”). The DRPA, a public corporation of the Commonwealth and New Jersey, operates several toll bridges over the Delaware River, and promotes the use of the Philadelphia-Camden port and promotes economic development in the port district. Debt service on bonds is paid from toll revenues and other revenues pledged by DRPA to repayment of bonds. The DRPA had $1.1590 billion in revenue bond debt outstanding as of December 31, 2008.

Pennsylvania Economic Development Financing Authority (“PEDFA”). The PEDFA was created in 1987 to offer pooled bond and other bond issues for both taxable and tax-exempt bonds on behalf of local industrial and commercial development authorities for economic development projects. Bonds may be secured by loan repayments and all other revenues of the PEDFA. The PEDFA had $1.7260 billion of debt outstanding as of December 31, 2008.

Pennsylvania Energy Development Authority (“PEDA”). The PEDA was created in 1982 to finance energy research projects, demonstration projects promoting the production or conservation of energy and the promotion, utilization and transportation of Pennsylvania energy resources. The authority’s funding is from appropriations and project revenues. Debt service on bonds is paid from project revenues and other revenues pledged by PEDA to repayment of bonds. The PEDA had $36.6 million in bonds outstanding as of December 31, 2008.

Pennsylvania Higher Education Assistance Agency (“PHEAA”). The PHEAA makes or guarantees student loans to students or parents, or to lending institutions or post-secondary institutions. Debt service on the bonds is paid by loan interest and repayments and other agency revenues. The PHEAA had $11.1490 billion in bonds outstanding as of December 31, 2008.

Pennsylvania Higher Educational Facilities Authority (“PHEFA”). The PHEFA is a public corporation of the Commonwealth established to finance college facilities. As of December 31, 2008, the PHEFA had $5.5329 billion in revenue bonds and notes outstanding payable from the lease rentals or loan repayments of the projects financed. Some of the lessees or borrowers, although private institutions, receive grants and subsidies from the Commonwealth.

Pennsylvania Industrial Development Authority (“PIDA”). The PIDA is a public corporation of the Commonwealth established for the purpose of financing economic development. The PIDA had $385.9 million in revenue bond debt outstanding on December 31, 2008, to which all of its revenues are pledged.

Pennsylvania Infrastructure Investment Authority (“Pennvest”). Pennvest was created in 1988 to provide low- interest rate loans and grants for the purpose of constructing new and improving existing water supply and sewage disposal systems to protect the health and safety of the citizens of the Commonwealth and to promote economic development within the Commonwealth. Loans and grants are available to local governments and, in certain circumstances, to private companies. The Pennvest bonds are secured by principal repayments and interest payments on Pennvest loans. Pennvest had $35.3 million of revenue bonds outstanding as of December 31, 2008.

Pennsylvania Turnpike Commission (“PTC”). The PTC operates the Pennsylvania Turnpike System (“System”). Its outstanding indebtedness, $4.4758 billion as of December 31, 2008, is payable from the net revenues of the System, primarily toll revenues and rentals from leases and concessions or from certain taxes dedicated to the System.

State Public School Building Authority (“SPSBA”). The SPSBA finances public school projects and community colleges. Bonds issued by the SPSBA are supported by the lease rental payments or loan repayments made to the SPSBA by local school districts and the community colleges. A portion of the funds appropriated annually by the Commonwealth as aid to local school districts and community colleges may be used by them to pay a portion of such lease rental payments or loan repayments. The SPSBA had $2.08370 billion of revenue bonds outstanding as of December 31, 2008.

City of Philadelphia—PICA

The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Commonwealth legislation in 1991 to assist the City of Philadelphia, the Commonwealth’s largest city, in remedying its fiscal emergencies. PICA is authorized to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain City general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of the City of Philadelphia as of June 30, 1992, of $224.9 million. As of May 19, 2009, Philadelphia is operating under a five-year fiscal plan approved by PICA on June 17, 2008.

No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit, as the authority for such bond issuance expired December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $622.5 million in special tax revenue bonds outstanding as of June 30, 2007. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA’s bonds.

TAXES AND OTHER REVENUE SOURCES

Tax Revenues

Tax revenues constitute approximately 97.7 percent of Commonwealth revenues in the General Fund. The major tax sources for the General Fund of the Commonwealth are the personal income tax, the sales tax, the corporate net income tax, and the capital stock and franchise tax. Together these four taxes produce over 81 percent of General Fund tax revenues.

The major tax sources for the Motor License Fund are the liquid fuels taxes and the oil company franchise tax. Together these taxes produce over 46 percent of Motor License Fund revenues. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the discussions of the tax revenues of the Motor License Fund.

The major tax sources for the General Fund and the Motor License Fund are described briefly below. The tax receipt amounts in the descriptions are on a budgetary basis.

Personal Income Tax. This tax accounted for $10.9077 billion or 39.1 percent of fiscal year 2008 General Fund Commonwealth revenues. The tax is levied at a flat rate on the taxable income of all residents and resident trusts and estates and taxable income attributable to Pennsylvania non-resident estates and trusts. The current tax rate of 3.07 percent became effective on January 1, 2004. Credit against the tax is allowed for gross or net income taxes paid to other states by Pennsylvania residents.

Withholding is required by employers from all persons liable for the tax with the size of collections determining the frequency for remittance to the Commonwealth. A declaration and partial payment of the estimated tax is required for those individuals with taxable incomes over $8,000 per year, other than wages subject to withholding.

Individuals and families meeting qualifying income limits do not pay personal income tax on all or a portion of their taxable income with the exemptions depending on their total income. A qualifying family of four owes no personal income tax on taxable income up to $32,000 annually.

Sales Tax. This tax accounted for $8.4965 billion or 30.4 percent of fiscal year 2008 General Fund Commonwealth revenues. The tax is levied at a rate of 6 percent on the sale, use, storage, rental or consumption of tangible personal property, cigarettes, and certain services, and upon the occupancy of hotel rooms. Substantial exemptions from the tax include clothing, food purchased in grocery stores or supermarkets, medical supplies, drugs, residential use of certain utilities, motor fuels, and machinery, equipment and items used in manufacturing, processing, farming or dairying, and utility service. The tax base was expanded in fiscal year 1992 to include a number of services not previously taxed. Beginning in fiscal year 1998, 1.22 percent of collections, up to an annual limit of $75 million, are transferred to a special fund for mass transit assistance. Beginning in fiscal year 2008 with the enactment of Act 44 of 2007, an additional 4.4 percent of receipts are transferred for transit assistance purposes.

Vendors collecting $600 or more of sales tax in the previous year’s third quarter are required to remit collections monthly within 20 days of the last day of the collection month.

Corporate Net Income Tax. The Commonwealth received $2.4177 billion, or 8.7 percent of fiscal year 2008 General Fund Commonwealth revenues, from this tax. The tax is paid by all domestic and foreign corporations for the privilege of doing business, carrying on activities, or employing capital or property in Pennsylvania and is levied on federal net taxable income with Pennsylvania modifications. Building and loan associations, banks, savings institutions, trust companies, insurance and surety companies, Pennsylvania S corporations and non-profit corporations are exempt from the tax. When less than the entire business of any corporation is transacted within the Commonwealth, the taxable income in Pennsylvania is determined by an apportionment formula.

The current tax rate of 9.99 percent became effective for fiscal years beginning on or after January 1, 1995. The previous tax rate of 11.99 percent had been in effect since January 1, 1994.

The corporate net income tax is to be paid in four equal installments throughout the corporation’s tax year based on estimated taxes due for the entire tax year. Any remaining portion of taxes due is to be paid with the corporation’s annual report due three-and-one-half months following the end of the corporation’s tax year.

Capital Stock and Franchise Taxes. These taxes generated $1.0199 billion for the Commonwealth in fiscal year 2008, or 3.7 percent of General Fund Commonwealth revenues. They are levied on the capital stock value of domestic and foreign corporations doing business or having property or capital employed in Pennsylvania on that portion of capital stock value apportionable to Pennsylvania under a statutory formula.

Capital stock and franchise tax tentative payments are payable quarterly based on 90 percent of the tax liability of the year preceding the immediate prior year. Under current law, the General Fund tax rate for tax years that began in 2008 is 2.89 mills, having been reduced from 3.89 mills effective January 1, 2008. This tax is scheduled to be phased out by annual rate reductions through 2010 under legislation enacted in 2002 and amended in 2003 and 2006.

Other Taxes. Other General Fund major taxes include: Inheritance and Estate Taxes, Insurance Premiums Tax, Utility Gross Receipts Tax, Cigarette Tax, Realty Transfer Tax, Liquor Tax, Financial Institution Taxes, Public Utility Realty Tax, Malt Beverage Tax, Liquid Fuels Tax, Oil Company Franchise Tax, Fuels Tax, and Motor Carriers Road Tax.

Non-Tax Revenues

Licenses and Fees. License and fee receipts in the General Fund for fiscal year 2008 totaled $122.4 million, representing 0.4 percent of Commonwealth revenues to the General Fund. A general increase in various General Fund fees was enacted in December 2003 and effective beginning in January 2004. Revenues from motor vehicle licenses and fees in fiscal 2008 were $872.1 million, representing 32.7 percent of total fiscal year 2008 Motor License Fund Commonwealth revenues.

Miscellaneous Revenue. Revenues from non-tax sources not categorized elsewhere are credited to miscellaneous revenues. Interest earnings on securities and deposits are included in this source. Miscellaneous revenues receipts in the General Fund for fiscal year 2008 totaled $383.9 million or 1.4% of the Commonwealth revenues to the General Fund. Receipts from miscellaneous motor vehicle revenues in fiscal 2008 were $559.4 million, representing 21.0 percent of total fiscal year 2008 Motor License Fund Commonwealth revenues.

State Stores Fund Transfers. This is an amount determined by the Liquor Control Board to be available for transfer to the General Fund. The amount transferred for fiscal year 2008 was $80.0 million. In Pennsylvania, the distribution and sale of liquor is a state enterprise.

Fines, Penalties and Interest. This revenue source includes all fines, penalties and interest collected in the enforcement of tax regulations. The amount deposited to the General Fund for fiscal year 2008 was $48.6 million. The largest portion is from corporation tax penalties.

Tobacco Settlement Payments. The Commonwealth’s portion of payments made by cigarette manufacturers participating in the Tobacco MSA are deposited in the Tobacco Settlement Fund to be used for certain health-related programs.

Federal Revenues

Receipts by the Commonwealth in its General Fund, Motor License Fund, Tobacco and State Lottery Fund from the federal government during fiscal year 2008 totaled $17.7 billion, while such federal receipts are expected to total $18.6 billion in fiscal year 2009. Approximately $12.1 billion, or 68.1 percent of total federal revenue to the Commonwealth for fiscal year 2008, was attributable to public health and welfare programs, the largest of which are for the Medical Assistance and Temporary Assistance to Needy Families programs. In fiscal year 2009, $12.7 billion, or 68.1 percent of federal revenues, was attributable to these types of programs. For fiscal year 2010, anticipated federal funds in the General Fund, Motor License Fund, Tobacco Fund, and State Lottery Fund are estimated to be $18.7 billion.

Federal funds will be increased pursuant to the enactment of the American Recovery and Reinvestment Act (ARRA). The fiscal year 2010 Governor’s Executive Budget preliminarily estimates receipt of $1.083 billion in fiscal year 2009 and $2.410 billion in fiscal year 2010 for increased Medicaid reimbursement and flexible state stabilization funds provided by ARRA. These amounts are not included in the totals discussed above. Funds allocated to the states pursuant to ARRA are subject to various allocation formulae and other requirements. In addition, the timing of the delivery of such funds is not yet certain If funds delivered pursuant to ARRA are less than the aforementioned estimates, then additional budget cuts or revenue enhancements may be necessary during fiscal year 2009 and fiscal year 2010. Other federal funds are also expected to become available that are not included in the proposed fiscal year 2010 budget.

MAJOR COMMONWEALTH EXPENDITURES

The Commonwealth’s major operating funds—the General Fund, the Motor License Fund and the State Lottery Fund—provide financial resources to operate programs and fund grants. Trends in expenditures from those funds for various program areas are discussed below based on budgetary basis financial statements for fiscal year 2008, the enacted budget for fiscal year 2009 and the proposed budget for fiscal year 2010.

Education

In fiscal year 2008, expenditures from Commonwealth revenues for education purposes were over $11.5 billion. The enacted budget for fiscal year 2009 includes over $11.8 billion in education funding, an increase of 2.9 percent over fiscal year 2008. The proposed budget for fiscal year 2010 includes over $12 billion in education funding.

Elementary and Secondary Education. The financing of public elementary and secondary education in Pennsylvania is shared by the Commonwealth and local school districts. There are 501 local school districts in the State. With certain exceptions, each is governed by a locally elected school board responsible for the administration of the public schools in the school district with the authority to levy taxes within the limits prescribed by the Public School Code of 1949, as amended. Funds supplied by the Commonwealth supplement the funds raised locally. Local school districts receive various subsidy payments for basic instruction, vocational education, debt service, pupil transportation, employee retirement programs including Social Security, and various special education programs from the Commonwealth. The largest such subsidy is the Basic Education subsidy. The enacted budget for fiscal year 2009 increases the Basic Education subsidy by over $274 million, or 5.5 percent, to over $5.22 billion. The increase includes a base supplement based on school district enrollment and relative wealth, a small district assistance component, an enrollment growth supplement and a supplement based upon school district personal income and relative wealth and a supplement based upon enrollment and relative local taxing effort. For fiscal year 2009, every school district is guaranteed a 3.0 percent increase over its fiscal year 2008 total allocation. The recommended budget for fiscal year 2010 includes $5.53 billion, a $300 million or 5.7 percent increase to the Basic Education subsidy over fiscal year 2009 funding levels.

Certain specialized education programs are operated and administered in Pennsylvania by 29 intermediate units established by the component local school districts. These intermediate units are funded from annual General Fund appropriations and contributions from member school districts. Programs operated by intermediate units generally are special education programs for the gifted, for individuals with mental and physical disabilities, and for support of nonpublic schools through the provision of auxiliary services and the lending of instructional materials such as textbooks to children attending nonpublic schools in Pennsylvania.

Total Commonwealth expenditures for basic education programs in fiscal year 2008 were over $9.3 billion, representing 81 percent of all Commonwealth expenditures for education in fiscal year 2008. The enacted budget for fiscal year 2009 includes over $9.6 billion for basic education programs. The recommended budget for fiscal year 2010 includes over $9.9 billion for basic education programs.

Philadelphia School District. The Secretary of Education of the Commonwealth, under the provisions of the Pennsylvania Public School Code (the “School Code”), declared the Philadelphia School District as distressed effective December 22, 2001. During the period of distress covered by that declaration, all powers and duties of the Philadelphia School District Board of Education granted under the School Code or any other law are suspended and all such powers and duties are vested in a school reform commission. Currently, the school reform commission statutorily consists of five members, four appointed by the Governor and one appointed by the Mayor of the City of Philadelphia. The school reform commission’s objectives are to improve the levels of academic achievement and achieve financial stability within the school district. Termination of the declaration of distress by the Secretary of Education of the Commonwealth may be made only upon the recommendation of a majority of the members of the school reform commission. Upon termination of the declaration of distress, the Philadelphia School District Board of Education will resume the exercise of its powers. Beginning in fiscal year 2006-07, $25 million, which had been appropriated separately to the Philadelphia School District, has been incorporated into the Basic Education subsidy received by the district.

Higher Education. Higher education in Pennsylvania is provided through 277 degree-granting institutions, which include the fourteen universities of the State System of Higher Education (“SSHE”), four State-related universities, community colleges, independent colleges and universities and specialized degree-granting institutions. SSHE, created in 1982 from the fourteen state-owned colleges, is administered by a Board of Governors whose members are appointed by the Governor and confirmed by the Senate. Over $2.05 billion was expended by the Commonwealth in the 2008 fiscal year for these institutions and for student financial assistance. The enacted budget for fiscal year 2009 included over $2.097 billion for higher education. The recommended budget for fiscal year 2010 includes over $2.05 billion for higher education.

Public Health and Human Services

The Commonwealth provides temporary support for its residents who are seeking to achieve and sustain independence. It also provides care, treatment and rehabilitation to persons with mental and physical disabilities and supports programs to prevent or reduce social, mental and physical disease and disabilities. In addition, it plans for and coordinates all the health resources within Pennsylvania. Services are provided directly through administration of programs and services, and indirectly through programs of standard setting, regulation, supervision, licensing, grants, subsidies and purchases of services.

Fiscal year 2008 public health and human services expenditures were $24.3 billion and are projected to be $26.2 billion for fiscal year 2009. For fiscal year 2010, $26.7 billion is proposed for these purposes. Of the fiscal year 2009 expenditures, $9.6 billion were to be funded from the General Fund, while $9.4 billion is estimated to be provided from the General Fund for fiscal year 2010. The state fund amounts reflect the impact of an expected enhanced federal match of $1.1 billion in fiscal year 2009 and $1.9 billion in fiscal year 2010. Federal funds are expected to increase by $1.1 billion, and augmentations are expected to decrease by $189.7 million for fiscal year 2010. Public health and human service programs are the largest single component of combined state and federal spending in the Commonwealth’s operating budget. The overall budget increase reflects the impact of caseload increases as well as higher costs to provide support for former welfare clients obtaining work, federal mandates, litigation and continued support of county operated programs for child welfare, mental health and mental retardation.

The proposed fiscal year 2010 budget includes $406.3 million of receipts from the Tobacco Settlement Fund that are to be expended for health care. Federal funds matching the additional State Tobacco MSA funds are included in the increase noted above. In addition, under the terms of the 1998 settlement that created the Tobacco Settlement Fund, payments by the tobacco companies may, in certain circumstances, be reduced, reflecting decline in cigarette sales, and such payments also may be limited, delayed or terminated as a result of bankruptcy or insolvency of tobacco companies or legal challenges to the settlement or to amounts due thereunder. Since fiscal year 2007, receipts from the Tobacco MSA have been reduced as certain tobacco companies decided to withhold or to place into escrow approximately $2 billion in payments to the various states and localities under provisions of the Tobacco MSA. The Commonwealth’s share of withheld Tobacco MSA funds totals over $123.2 million. The Commonwealth has filed suit to recover the funding withheld by tobacco companies. For fiscal year 2009, receipts from the April 2008 payment were reduced by $32.8 million and for fiscal year 2010, estimated receipts from the April 2009 payment were reduced by $27.8 million.

Programs providing temporary financial assistance and medical assistance comprise the largest portion of public health and human services expenditures. General Fund expenditures for these assistance programs by the Commonwealth amounted to $5.78 billion in fiscal year 2008, while $5.31 billion was budgeted from the General Fund for fiscal year 2009 and $4.91 billion is proposed for fiscal year 2010. A nursing home assessment fee provided a General Fund offset of $175.1 million in fiscal year 2008 and is expected to provide $181.7 million offset in fiscal year 2009. In fiscal year 2010, the nursing home assessment offset is projected to be $156.3 million. In addition, a managed care organization assessment provided a General Fund offset of $197.3 million in fiscal year 2008 and was expected to provide a $203.5 million offset in fiscal year 2009. The managed care organization offset is projected to provide $261.2 million in General Fund offsets in fiscal year 2010.

Approximately 35 percent of the total cost of assistance to the economically needy is supported by Commonwealth funds appropriated from the General Fund. The balance is provided from reimbursements by the federal government and through various program collection activities conducted by the Commonwealth.

Medical assistance continues to be a rapidly growing component of public health and human services expenditures. Expenditures for medical assistance increased during the period from fiscal years 1999 through 2009 by an average annual rate of 10.1 percent. Fiscal year 2009 expenditures from Commonwealth funds were projected to be $4.75 billion and the proposed budget for fiscal year 2010 provides $4.37 billion for medical assistance, a decrease of 8 percent from the prior fiscal year. The decrease reflects the impact of an $800 million increase in projected federal fiscal relief funds in fiscal year 2010 due to an increase in the Federal Medical Assistance Percentage. Income maintenance cash assistance payments to families in transition to independence were estimated at $1.2 billion for fiscal year 2009, of which $490.1 million is from the General Fund. The proposed budget for fiscal year 2010 includes a total of $1.1 billion, with $478.7 million provided from the General Fund. Cash assistance is time-limited and requires participation in work activities to maintain eligibility.

Transportation

The Commonwealth is responsible for the construction, restoration and maintenance of the highways and bridges in the 40,000 mile state highway system, including certain city streets that are a part of the state highway system. Assistance for the maintenance and construction of local roads and bridges is provided to municipalities through grants of financial aid. Highway maintenance costs, construction costs and assistance grants are paid from the Motor License Fund. The General Fund, the State Lottery Fund and other special funds, including the Public Transportation Assistance Fund, the Liquid Fuels Tax Fund, the Highway Beautification Fund, the Motor Vehicle Transaction Recovery Fund and the new Public Transportation Trust Fund provide the remainder of funding for transportation programs.

Act 44 of 2007 (“Act 44”), signed into law on July 18, 2007, provides the largest single-year increase in Commonwealth funding for transportation. Through a “public-public” partnership between the Pennsylvania Department of Transportation and the Pennsylvania Turnpike Commission, the Commonwealth was provided with more funding for highways, bridges and transit. In fiscal year 2008, $750 million in additional funding was invested in the State’s transportation system with $450 million going to highway and bridge projects and $300 million to mass transit projects. In fiscal year 2009, this increased to $850 million, with $500 million going to highway and bridge projects and $350 million to mass transit programs. In fiscal year 2010, $900 million is expected to be invested with $500 million for highway and bridge projects and $400 million for mass transit. After fiscal year 2010, investments are expected to rise 2.5 percent annually. Commonwealth expects that, initially, funding for the additional investments will come from up to $5 billion in bonds to be issued by the Pennsylvania Turnpike Commission. The Commonwealth plans to repay the debt over time with revenue from a 25 percent toll increase on the Pennsylvania Turnpike beginning in 2009 and from new tolls to be collected on Interstate 80. In October 2007, the Turnpike Commission and the Department of Transportation signed a 50 year lease agreement in which the Turnpike agreed to provide the aforementioned payments to the Department of Transportation in exchange for authority to toll and operate Interstate 80. A joint application to the Federal Highway Administration seeking federal authorization to toll and improve Interstate 80 was submitted on October 13, 2007. In September 2008, the Federal Highway Administration notified the Commonwealth that it was required to reject the State’s application to toll Interstate 80 as the application did not meet the technical requirements of the federal law. As of May 19, 2009, the Pennsylvania Department of Transportation and the Pennsylvania Turnpike Commission were reviewing options to possibly submit a revised application to the federal government. The Commonwealth has indicated that, in the event that the federal government maintains its rejection of the proposed tolling of Interstate 80, lease payments from the Turnpike Commission to the Commonwealth would likely decline by an estimated $450 million annually beginning in fiscal year 2011. The Commonwealth has further indicated that the possible reduction in lease payments would be expected to lead to a decrease of $200 million in annual expenditures for highway and bridge projects and a $250 million decrease in expenditures for mass transit.

In addition to its unrestricted state funds, the Motor License Fund includes five restricted revenue accounts funded by specific state revenues legislatively dedicated to specific purposes. Some of the restricted purposes funded from these accounts also receive funding by annual appropriations of unrestricted Motor License Fund revenues. Programs receiving funds from a restricted account include highway bridges, highway construction and maintenance, grants to municipalities for highways and bridges, and airport development.

Total funding for the Commonwealth’s highway and bridge program for fiscal year 2008 was $2.345 billion. This level increased to $2.403 billion in fiscal year 2009 and is proposed to decline to $2.280 billion in fiscal year 2010.

Support of highway and bridge expenditures by local governments through grants paid from the Motor License Fund and restricted revenues were $366.3 million in fiscal year 2008. In fiscal year 2009 and in fiscal year 2010, grants to local governments are expected to total $367.0 million and $356.1 million respectively.

In addition to its support of the highway system, the Commonwealth provides subsidies for mass transit systems including passenger rail and bus service.

In fiscal year 2008, the funding mechanisms for mass transit in the Commonwealth were also changed with the enactment of Act 44. Mass transit funding was shifted from the General Fund to a combination of sources of revenue primarily going into a new Public Transportation Trust Fund. The Public Transportation Trust Fund, established by Act 44, was created to provide a long-term, predictable and growing source of revenues for public transportation systems. A new, dedicated revenue stream consisting of 4.4 percent of the Pennsylvania Sales and Use Tax is earmarked for mass transit systems. The Public Transportation Trust Fund also receives revenues from the Public Transportation Assistance Fund, the Lottery Fund, and lease payments from the Pennsylvania Turnpike Commission relating to the proposed lease of Interstate 80. This funding supports mass transit programs statewide providing financial assistance for operating costs, capital costs, and certain administrative costs for the Department of Transportation. For fiscal year 2008, Commonwealth funding available for mass transit was $1.033 billion. In fiscal year 2009 and in fiscal year 2010, funding for mass transit is expected to total $1.103 billion and $1.174 billion respectively.

The Commonwealth’s current aviation program funds the development of public airport facilities through grants providing for airport development, runway rehabilitation, and real estate tax rebates for public use airports. Taxes levied on aviation and jet fuel provide revenues for a restricted account for aviation programs in the Motor License Fund. In fiscal year 2008, $9.3 million was expended from the aviation restricted account for such purposes. A total of $9.3 million was budgeted for fiscal year 2009 and, as of May 19, 2009, $9.3 million is available for fiscal year 2010.

INVESTMENT OF COMMONWEALTH FUNDS

The Commonwealth’s Treasury Department is responsible for the deposit and investment of most funds belonging to the Commonwealth. The Commonwealth’s Fiscal Code contains statutory limitations on the investment of funds by the Treasury Department. The Board of Finance and Revenue, a six-person board of State officials chaired by the State Treasurer, is authorized to establish the aggregate amount of funds that may be invested in some of the various categories of permitted investments. The State Treasurer ultimately determines the asset allocation and selects the investments within the parameters of the law.

The Commonwealth’s Fiscal Code permits investments in the following types of securities: (i) United States Treasury securities and United States Agency securities maturing within two years of issue; (ii) commercial paper issued by industrial, common carrier or finance companies rated “Prime One” or its equivalent; (iii) certificates of deposit of Pennsylvania-based commercial banks, savings banks or savings and loans; (iv) repurchase obligations secured with obligations described under (i); (v) banker’s acceptances written by domestic commercial banks with a rating of “Aa” or better, or its equivalent; and (vi) other non-equity investments not to exceed ten percent of assets subject to a “prudent investor” test.

GENERAL FUND FINANCIAL PERFORMANCE

During the five-year period from fiscal year 2004 through fiscal year 2008, total revenues and other sources increased by an average of 3.2 percent annually. Tax revenues during this same period increased by an annual average of 5.6 percent with a portion of the average annual growth rate attributable to various tax rate and base changes enacted over the same period. During the past several fiscal years, fees and license income and other financing sources such as transfers from other funds have continued to become a larger portion of income to the General Fund. Expenditures and other uses during the fiscal years 2004 through 2008 rose at an average annual rate of 3.9 percent. Expenditures for public education during this period increased at an average annual rate of 5.4 percent; health and human services expenditures increased at an average annual rate of 4.0 percent; and capital outlays decreased at an average annual rate of 39.2 percent. Commonwealth expenditures for direction and support services (state employees and government administration) decreased at an average annual rate of 6.5 percent during the fiscal years 2004 through 2008. As of May 19, 2008, the fund balance totaled $2.9741 billion, a decrease of $396.8 million from the balance at June 30, 2007. The fiscal year 2008 year-end unreserved-undesignated portion of the fund balance was $9.6 million, $359.0 million below the amount recorded for fiscal year 2007 at years end.

Fiscal Year 2007 Financial Results

GAAP Basis. At June 30, 2007, the General Fund reported a fund balance of $3.3709 billion, an increase of $401.4 million from the reported $2.9695 billion fund balance at June 30, 2006. On a net basis, total assets increased by $761.3 million to $11.1615 billion. Liabilities increased by $359.9 million to $7.7906 billion largely because of an increase in unearned revenue ($117.2 million) and an increase in accounts payable ($194.1 million). The overall increase in fund balance, $401 million during the fiscal year, was $300 million more than the prior fiscal year increase in fund balance of $101 million.

General Fund tax revenues increased by 5 percent due to slower economic growth during the fiscal year ended June 30, 2007. Personal income tax revenues rose by 8 percent, with most of the growth occurring within the non-employer-withheld portion of the personal income tax. This growth can be attributed to strong capital gains that caused regular quarterly personal income tax payments in April 2007 to exceed April 2006 levels by 19.5 percent. Overall corporation tax revenues increased by 3 percent due to strong corporate profit growth and both telecommunications and electric company gross receipts tax revenues that were higher than the prior year. However, these increases were offset by a scheduled decline in Capital Stock/Foreign Franchise Tax revenues due to the continuance of the capital stock and foreign franchise tax phase-out. Finally, cigarette tax revenues decreased by 5 percent due to a decline in consumption. Charges of sales and services decreased by $1.416 billion due almost exclusively to a $1.411 billion decrease related to the reporting of cash receipts and disbursements related to Commonwealth employee benefit costs which are charged to Commonwealth agencies on a biweekly basis. Such cash receipts and disbursements were formerly reported on a “gross” basis and reported as part of General Fund revenues (charges for sales and services) and expenditures (direction and supportive services). Intergovernmental revenues increased by a net $498 million, resulting primarily from certain newer federal programs and higher amounts accrued for certain federal programs. Total General Fund revenues increased by $590 million (1.36 percent) during this period.

For the fiscal year ended June 30, 2007, total General Fund expenditures increased by $284 million, less than 1 percent. Reported expenditures for direction and supportive services decreased by a net $1.170 billion, due primarily to: (1) a $1.378 billion decrease related to the reporting of cash receipts and disbursements related to Commonwealth employee benefits which are charged to Commonwealth agencies on a biweekly basis. Such cash receipts and disbursements were formerly reported on a “gross” basis and reported as part of General Fund revenues (charges for sales and services) and expenditures (direction and supportive services); (2) on a net basis, other increases of $208 million, including a higher expenditure posting ($107 million) associated with intra-fund expenditure/transfers eliminations, higher Revenue Department ($19 million) collection and enforcement efforts (including new expenditures for Gaming compliance) and higher interest payments on tax refunds/credits, and higher General Services Department ($14 million) expenditures for structural repair/maintenance. Public education expenditures increased by $706 million due primarily to increases in basic education ($294 million), school employee retirement ($114 million) and several other subsidies to school districts ($298 million), including newer state-funded programs. The net changes in higher education were not significant during the fiscal year. Health and human services expenditures increased by $402 million, caused by a higher aggregate need for child protection and development services, medical services and income or cash grant assistance. Overall, federal funding of health and human services declined by $187 million and state funding increased by $589 million during the fiscal year. Expenditures for economic development increased by $247 million primarily because of: (1) much higher budgetary control waivers ($98 million), new programs ($30 million), higher grant awards ($10 million) and higher amounts appropriated ($6 million) for the Community and Economic Development Department; and (2) higher Labor and Industry Department expenditures for modernization and training programs ($85 million).

Reported transfers to the General Fund increased by $112 million primarily because of: (1) a $70 million increase in the State Stores Fund profit transfer; (2) a new $25 million transfer from the State Gaming Fund; and (3) a new $17.5 million transfer from the Manufacturing Fund. Reported transfers from the General Fund increased by a net $119 million, mainly because of (1) a $136 million increase to debt service funds and (2) offsetting that increase, no 2007 fiscal year transfer to Emergency Energy Assistance, which was over $19 million in the prior year.

Budgetary Basis. Continued weakness in the housing sector and escalating oil prices were two of the main factors that resulted in slower growth of the national economy during fiscal year 2007. Growth in real gross domestic product finished at 2.5 percent for the fiscal year ended June 30, 2007, down from 3.4 percent for the prior fiscal year. Corporate profits, growth in wages and salaries and consumer expenditures were all lower during fiscal year 2007 than in the prior fiscal year. Economic growth proved erratic, at just 0.4% in the first quarter of 2007 before rebounding to reach 4.0% in the second quarter of 2007. Job growth continued during the fiscal year and the unemployment rate continued to drop throughout the fiscal year.

General fund revenues of the Commonwealth exceeded the certified estimate by $649.6 million or 2.4 percent during fiscal year 2007. Final Commonwealth General Fund revenues for the fiscal year totaled $27.449.1 billion. Total fiscal year 2007 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $27.1937 billion. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, were $27.0079 billion. As result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund, increased to $707.9 million, including the beginning balance from the prior year of operations. Accordingly, 25 percent of this preliminary balance or $176.9 million was transferred to the Budget Stabilization Reserve Fund. The final fiscal year 2007 unappropriated surplus balance was $530.9 million as of June 30, 2007.

Revenues available to the Commonwealth, including intergovernmental transfers and additional sources, increased 5.8 percent. Fiscal year 2007 revenues (all sources) totaled $27.1937 billion, an increase of $1.4928 billion over fiscal year 2006. Intergovernmental transfer proceeds decreased $199 million or 27 percent, primarily due to the continued phase-out of intergovernmental transfers. Funding from additional sources increased $111.8 million or 76 percent, primarily due to increased transfers from other state funds. General Fund revenues grew $1.595 billion or 6.2 percent during fiscal year 2007 when measured on a year-over-year basis. Corporate tax receipts were $286.2 million, or 5.6 percent over estimate for the fiscal year. Year-over-year growth in corporate taxes was 5.6 percent during fiscal year 2007 as corporate net income tax collections grew 8.3 percent and gross receipts tax collections grew 12.4 percent but receipts from the capital stock and franchise tax declined 7.5 percent on a year-over-year basis. The decline in capital stock and franchise tax receipts was due to the continued phase-out of this tax. Personal income taxes were $301.6 million over the estimate, a surplus of 3.0 percent versus the year-to-date estimate, while year-over year growth in personal income tax receipts was 7.7 percent. Sales and use taxes were essentially at estimate as actual receipts were $14.9 million below estimate, a difference of 0.17 percent from the fiscal year estimate. Sales tax collections grew 3.1 percent during fiscal year

2007. A softening in the housing market led to realty transfer tax revenues growing by only 3.4 percent during fiscal year 2007. Non-tax revenues of the Commonwealth grew by 58 percent during the fiscal year, led by increased liquor store profits and earnings on the investment of Commonwealth funds. Reserves for tax refunds in fiscal year 2007 were $1,050 million, an increase of 1.4 percent from the fiscal year 2006 reserves. At the end of fiscal year 2006, approximately $114 million of reserves were available for making tax refunds in the following fiscal year.

Fiscal year 2007 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $26.2981 billion, an increase of 6.6 percent from fiscal year 2006 expenditures. A total of $105.4 million in appropriations were lapsed in fiscal year 2007, and the fiscal year 2007 budget contained a slightly reduced level of intergovernmental transfers which were utilized to cover a portion of medical assistance costs. Intergovernmental transfers replaced $536.7 million of General Fund medical assistance costs in fiscal year 2007, compared to $735.7 million in fiscal year 2006, a decrease of 27 percent. In addition, approximately $257.7 million in additional funds were appropriated in fiscal year 2007 to fund expenditures normally funded from Commonwealth revenues, an increase from $145.9 million in fiscal year 2006. The ending unappropriated balance was $530.9 million for fiscal year 2007.

Fiscal Year 2008 Financial Results

GAAP Basis. At June 30, 2008, the General Fund reported a fund balance of $2.9741 billion, a decrease of $396.8 million from the reported $3.3709 billion fund balance at June 30, 2007. On a net basis, total assets increased by $1.3280 billion to $12.4895 billion. Liabilities increased by $1.7248 billion to $9.5154 billion largely because of an increase in accounts payable ($720 million) and an increase in securities lending obligations ($706.4 million). The overall decrease in fund balance, $396.8 million during the fiscal year, was $797.8 million less than the prior fiscal year which reported an increase in fund balance of $401 million.

General Fund tax revenues increased overall by 2 percent during the fiscal year ended June 30, 2008. Although most of the overall increase is attributable to economic growth, increases/decreases within several specific tax types were larger or smaller than 2 percent. Personal income tax revenues rose by 6 percent—most of this growth occurred in nonemployer-withheld personal income tax. This growth can be attributed to strong capital gains reported for calendar year 2007 that caused tax payments for this class of personal income to grow by 13 percent during the 2008 fiscal year. The personal income tax increase was offset by declines in sales/use and real estate tax revenues. Sales/use tax revenues decreased by 3 percent primarily as a result of the elimination of the 1.22 percent Supplemental Public Transit Assistance (“SPTA”) transfer, which was replaced with a 4.4 percent transfer to the Public Transportation Trust Fund (“PTTF”). The PTTF was created by Act 44 of 2007 (“Act 44”) to provide another dedicated funding source for public transportation programs in the Commonwealth. The decline in real estate taxes was attributable to an increase in the percentage rate for transfers from the realty transfer tax in the General Fund to the Keystone Recreation, Park and Conservation Fund, from 2.1 percent in the prior year to 15 percent during the 2008 fiscal year. Overall, corporation tax revenues were flat year-over-year. There was a substantial increase (37 percent) within the Other Tax revenues category. This increase occurred as a result of a change in accounting treatment related to Job Creation Tax Credits. The change in treatment allows utilization of credits to affect the General Fund consistent with accounting treatment for all other types of tax credits. Finally, cigarette tax revenues increased by 4 percent due to increased enforcement activities.

Intergovernmental revenues increased by $258 million, net, resulting primarily from health and human services related Federal programs. Total General Fund revenues increased by $630 million (1.45 percent) during the fiscal year ended June 30, 2008.

Total General Fund expenditures increased by 3.04 percent during the fiscal year ended June 30, 2008, by $1.280 billion. Reported expenditures for health and human services increased by $781 million, caused by a higher aggregate need for medical assistance services, and income or cash grant assistance. Public education expenditures increased by $623 million due primarily to increases in basic education ($166 million), school employee retirement ($77 million), pre-K programs ($60 million), higher education subsidies ($55 million) and several other subsidies to school districts ($265 million). Protection of person and property expenditures increased primarily for corrections related programs ($97 million), the Children’s Health Insurance Program ($48 million), Volunteer Fire Company grants ($48 million) and other programs ($18 million). Transportation expenditures decreased due to Act 44 of 2007 transferring the spending authority for mass transportation programs from the General Fund to the Public Transportation Trust Fund. Direction and supportive services expenditures increased by $188 million, net, due primarily to changes in reporting payroll expenditures related to retiree health care programs. Expenditures for economic development decreased by $82 million due to reduced spending on community/local government opportunity and revitalization programs.

Reported Transfers to the General Fund decreased by $81 million, net, primarily because of (1) a $70.0 million decrease in the State Stores Fund profits transfer, (2) a prior year $17.5 million transfer from the Manufacturing Fund which did not occur in the 2008 fiscal year, (3) new $9.4 million transfer from the Environmental Stewardship Fund, (4) a prior year $4.4 million transfer from the Public Transportation Assistance Fund which did not occur in the 2008 fiscal year, (5) a new $3.0 million transfer from the Capital Facilities Fund, and (6) a $1.7 million decrease in the amount transferred from the State Racing Fund. Reported Transfers from the General Fund increased by $66 million mainly because of (1) a $31.4 million increase to debt service funds, (2) total first-year transfers of $13.9 million to Commonwealth Funds representing in-substance repayment of expenditures posted in prior fiscal years for retiree healthcare benefit costs charged via biweekly payroll processing/payment, (3) a new $5.5 million transfer to the Conservation District Fund, (4) a new $12.8 million transfer to the Hazardous Sites Cleanup Fund, and (5) a $2.5 million increase in transfers to the Community College Capital Fund.

Budgetary Basis. The national economic slowdown and a recession in the housing sector adversely impacted growth in the Commonwealth during fiscal year 2008. Declining home sales and home values, a contraction in available credit from woes in the financial markets, slightly higher unemployment and lower personal consumption resulted in less growth in fiscal year 2008 revenues than had been projected in the February 2008. Commonwealth revenues still exceeded the certified estimate for fiscal year 2008 by $167.5 million or 0.6 percent. Preliminary estimates from February 2008 projected a revenue surplus of $427 million during fiscal year 2008. Lower than projected revenues from corporate and personal income taxes were responsible for the lower than projected growth. Final Commonwealth General Fund revenues for the fiscal year totaled $27.9282 billion. Total fiscal year 2008 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources totaled $27.5029 billion. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, were $27.4509 billion. As a result of Commonwealth financial operations during fiscal year 2008, the preliminary unappropriated surplus balance, prior to the statutorily required transfer to the Budget Stabilization Reserve Fund, totaled $582.9 million. In response to lower-than-projected growth in Commonwealth revenues, the General Assembly approved and the Governor signed into law, a one-year suspension of the 25 percent transfer of a portion of the unappropriated surplus balance to the Budget Stabilization Reserve Fund for fiscal year 2008.

Revenues available to the Commonwealth, including intergovernmental transfers and additional sources, increased 1.3 percent. Fiscal year 2008 revenues (all sources) totaled $27.5029 billion, an increase of $309.2 million over fiscal year 2007. Intergovernmental transfer proceeds decreased by $54.5 million, primarily due to the continued phase-out of intergovernmental transfers. Funding from additional sources decreased by $115.2 million or 45 percent, primarily due to decreased transfers from other State funds. General Fund revenues grew by $478.8 million or 1.7 percent during fiscal year 2008 when measured on a year-over-year basis. Corporate tax receipts were $13.3 million, or 0.2 percent over the estimate for the fiscal year. Year-over-year growth in corporate taxes was also 0.2 percent during fiscal year 2008 as corporate net income tax collections declined by 3.0 percent while gross receipts tax collections grew by 4.3 percent and receipts from the capital stock and franchise tax grew by 2.0 percent on a year-over-year basis. The growth in capital stock and franchise tax receipts occurred despite the continued phase-out of this tax. Personal income taxes were $157.7 million over the estimate, a surplus of 1.5 percent versus the estimate, while year-over year growth in personal income tax receipts was 6.3 percent. Sales and use tax revenues declined in fiscal year 2008 by $94.2 million or 1.1 percent on a year-over-year basis. Sales tax receipts were below estimate by $19.6 million, a difference of 0.2 percent from the fiscal year estimate. Non-tax revenues of the Commonwealth declined by 17 percent during the fiscal year, led by decreased liquor store profits and lower-than-projected earnings on the investment of Commonwealth funds. Reserves for tax refunds in fiscal year 2008 were $1.050 billion, an amount equal to the fiscal year 2007 reserves. At the end of fiscal year 2008, approximately $100 million of reserves were available for making tax refunds in the following fiscal year.

Fiscal year 2008 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $27.4509 billion, an increase of 1.6 percent from fiscal year 2007 expenditures. A total of $356.0 million in appropriations were lapsed in fiscal year 2008, and the fiscal year 2008 budget contained a reduced level of intergovernmental transfers which were utilized to cover a portion of medical assistance costs. Intergovernmental transfers replaced $482.2 million of General Fund medical assistance costs in fiscal year 2008, compared to $536.7 million in fiscal year 2007, a decrease of 10.1 percent. In addition, approximately $142.5 million in additional funds were appropriated in fiscal year 2008 to fund expenditures normally funded from Commonwealth revenues, a decrease from $257.7 million in fiscal year 2007. The ending unappropriated balance was $582.8 million for fiscal year 2008, an increase of 9.8 percent from fiscal year 2007.

Fiscal Year 2009 Budget

The enacted fiscal year 2009 budget originally provided appropriations and executive authorizations totaling $28.2669 billion of Commonwealth funds against estimated revenues, net of tax refunds, of $27.6894 billion. The $577.5 million difference between estimated revenues and budgeted appropriations was expected to be funded by a draw down of the $582.8 million beginning balance. The fiscal year 2009 ending unappropriated balance was estimated to be $5.8 million.

However, the dramatic and adverse effects of the national economic recession has been adversely impacting Commonwealth revenues. The fiscal year 2009 revenue estimate was based upon an economic assumption that economic growth would resume in the second half of the fiscal year, reaching nearly 2.0 percent annual growth by June 2009. The dramatic slowdown in the national economy during the third and fourth quarters of 2008, rising unemployment rates and the turbulent financial markets have negatively impacted the Commonwealth’s revenues and receipts. Through May 19, 2009, General Fund revenues were $2.5508 billion below estimate.

Total revenues of the Commonwealth, prior to reserves for refunds, were expected to be $3.0 billion or 10.8 percent below the certified official estimate for fiscal year 2009. Fiscal year 2009 receipts from corporate tax receipts were estimated, as of May 19, 2009, to decline by 11.9 percent from fiscal year 2008 levels based partially on the continued phase-out of the capital stock and franchise tax as well as from the anticipated effects of the economic slowdown. Corporate net income tax receipts are projected to decline by 19.2 percent from prior year levels. Personal income tax receipts in fiscal year 2009 were expected, as of May 19, 2009, to decline by 5.5 percent on a year-over-year basis. Sales and use tax receipts were projected, as of May 19, 2009, to decrease by 4.0 percent during fiscal year 2009.

Education funding was expanded in the enacted fiscal year 2009 budget, with an additional $347.4 million provided for Pre-K-12 and higher education. The Commonwealth’s main support for local school districts, the Basic Education appropriation, was budgeted to increase by 5.5 percent over prior year levels, while funding for Special Education programs was budgeted to increase by 3 percent. None of the aforementioned budget cuts implemented during fiscal year 2009 were expected to have any impact on the Commonwealth funding level for Pre-K-12 education.

The enacted fiscal year 2009 budget also included the beginning of property tax cuts for all Pennsylvania homeowners, which were to be funded from the proceeds of expanded gaming in the Commonwealth. A total of nearly $800 million in local property and wage tax relief was slated to be distributed in fiscal year 2009. The enacted budget also included a state-level economic stimulus package. This package included an $800 million increase to the debt limit for the Redevelopment Assistance Capital Program to fund local community and economic development capital projects, a $500 million bond to fund the Energy Independence Strategy and an $800 million bond issue to improve drinking water and sewer infrastructure in the Commonwealth (“H2O PA”). Finally, the Protecting Our Progress package includes $365 million in general obligation bond proceeds for the “Rebuilding Pennsylvania Infrastructure” program. This program is slated to provide additional capital investments to repair aging infrastructures such as structurally deficient bridges and to repair or replace high hazard dams and other similar flood protection systems.

The Commonwealth Financing Authority (“CFA”) expects to issue $500 million in appropriation-backed debt to fund energy conservation and solar energy projects. In addition, the H2O PA program is expected to provide $800 million in CFA appropriation-backed debt to address urgent upgrades of existing drinking water and wastewater infrastructure. This program is also expected to support at least $100 million in new funding to address unsafe high-hazard dams across the Commonwealth as well as to provide funding to improve stormwater management. Further, on November 4, 2008 the voters of Pennsylvania approved a referendum for an additional $400 million in bond proceeds to support grants and loans for improving water infrastructure.

Recent Developments. The economic recession that has been gripping the nation adversely affected the Commonwealth’s revenue receipts during fiscal year 2009. General Fund revenue estimates incorporated in the enacted budget for fiscal year 2009 included a projected growth in receipts of 3.07 percent, while actual receipts through January 2009 contracted by 5.03 percent on a year-over-year basis. In February 2009, the Governor’s proposed budget for fiscal year 2010 included a revision to the fiscal year 2009 revenue estimate for General Fund revenues to reflect the adverse effects of the national economic recession. As of May 19, 2009 it was expected that fiscal year 2009 Commonwealth revenues may be $3.0 billion less than the official estimate used during the enactment of the fiscal year 2009 budget in July, 2008. Actual revenues through April 2009 were $2.5508 billion or 10.5 percent below the estimate enacted in July 2008, as part of the fiscal year 2009 budget. As of May 19, 2009, actions taken to reduce Commonwealth spending in light of projected revenue shortfalls included three rounds of budget cuts totaling nearly $550 million, implementation of a general hiring freeze, bans on out-of-state travel, freezing of wages for non-union salaries and the elimination of the purchase of new vehicles. The Commonwealth indicated that additional efforts to balance the fiscal year 2009 budget were likely to include the utilization of legislative lapse accounts as well as 2009 and prior year lapses. The Commonwealth expected that federal fiscal relief would likely provide the major source of revenue to keep the Commonwealth’s budget intact as would a proposed transfer of the existing balance in the Budget Stabilization Reserve Fund and a proposed transfer of a portion of the balance in the Health Care Provider Retention Account. Based on revised projections of fiscal year 2009 revenues, as incorporated in the Governor’s proposed fiscal year 2010 budget released in February, and assuming the aforementioned budget balancing actions, as of May 19, 2009, the General Fund was projected to have an ending balance of approximately $4.0 million.

The achievement of the budgeted results may be adversely affected by a number of trends or events, including developments in the national and state economy.

Fiscal Year 2010 Proposed Budget

A proposed fiscal year 2010 budget was submitted by the Governor to the General Assembly on February 4, 2009. The proposed budget recommends appropriations totaling $26.5626 billion of Commonwealth funds against estimated revenues, net of tax refunds and proposed tax changes, of $26.1841 billion. The $378.5 million difference between estimated revenues and recommended appropriations is to be funded by a draw down of the anticipated $7.6 million beginning balance as well as proposed transfers of available balances from other reserve funds. The fiscal year 2010 budget also assumes $2.410 billion in federal fiscal relief to the Commonwealth which was expected to be used to offset state appropriations. The fiscal year 2010 proposed budget represents a 0.2 percent ($64.5 million) decrease over the fiscal year 2009 budget, after accounting for anticipated federal fiscal relief of nearly $1.100 billion in fiscal year 2009 and $2.4100 billion in fiscal year 2010. The fiscal year

2010 proposed budget reduces or eliminates funding for programs in nearly every Commonwealth agency. The proposed budget reduces funding for 326 programs and eliminates funding for 101 programs, lowering proposed spending by nearly $1.0000 billion. Nearly 3,000 Commonwealth positions are proposed for elimination in fiscal year 2010, bringing the total reduction in the Commonwealth’s workforce to 4,767 positions since 2003. The fiscal year 2010 budget reduces spending 8.8 percent in all areas other than education, public welfare, corrections and probation and parole.

Education funding is expanded in the proposed fiscal year 2010 budget, with an additional $262.5 million recommended for PreK-12 funding, a 2.7 percent increase. The Commonwealth’s main support for local school districts, the Basic Education appropriation, is recommended to increase 5.7 percent, or $300 million, over prior year levels, while funding for Special Education programs are recommended to receive a 2 percent increase. The proposed budget also includes the adult basic health care program which would provide $251.7 million in state and other funds to provide affordable healthcare to an additional 50,000 uninsured adults. The proposed budget includes a 13 percent increase in state and federal funds for the Cover All Kids program, which is expected to provide basic health care coverage for 206,836 children. Additional funding, a 9 percent increase, is proposed for services to the disabled and early intervention services are recommended to receive a 7 percent increase.

LITIGATION

The Commonwealth’s Office of Attorney General and Office of General Counsel have reviewed the status of pending litigation against the Commonwealth, its officers and employees, and have provided the following brief descriptions of certain cases affecting the Commonwealth as of May 2009.

In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal year 2009 was $20.0 million.

The Commonwealth also represents and indemnifies employees who have been sued under federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities. There are no caps on damages in civil rights actions. The Commonwealth’s self insurance program covers damages in these cases up to $250,000 per incident. Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.

County of Allegheny v. Commonwealth of Pennsylvania

In December 1987, the Supreme Court of Pennsylvania held in County of Allegheny v. Commonwealth of Pennsylvania that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

The Court appointed retired Justice Frank J. Montemuro, Jr. as special master to devise and submit a plan for implementation. The Interim Report of the Master recommended a four-phase transition to State funding of a unified judicial system, during each of which specified court employees would transfer into the State payroll system. Phase I recommended that the General Assembly provide for an administrative structure of local court administrators to be employed by the Administrative Office of Pennsylvania Courts, a state agency. Numbering approximately 165 people statewide, local court administrators are employees of the counties in which they work. On June 22, 1999, the Governor approved Act No. 1999-12, under which these approximately 165 county-level court administrators became employees of the Commonwealth. Act 12 also triggered the release of appropriations that had been made for this purpose in 1998 and 1999.

As of May 2009, the remainder of Justice Montemuro’s recommendation for later phases remains pending before the Supreme Court of Pennsylvania. Within the few months prior to May 2009, the counties moved the Court to enforce the original order in the case. The Court has not acted on either the recommendation of Justice Montemuro nor has it acted on the counties’ motion.

Northbrook Life Insurance Co. v. Commonwealth

This case is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania. As of May 2009, the Commonwealth Court has docketed in excess of 40 cases representing 20 or more insurance companies. Dozens of additional cases are being held pending this litigation at the administrative boards.

The cases challenge the Department of Revenue’s application of portions of the Life and Health Guarantee Association Act of 1982 (the “Act”). The Act establishes a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuities contracts to insured Pennsylvania residents. In accordance with this funding mechanism, other insurance companies are assessed to provide the funds due to Pennsylvania residents insured by insurance companies which have become insolvent or are otherwise in default to their insureds.

Because the assessed insurance companies are paying the insurance obligations of other companies, a provision was placed in the Act which allows assessed insurance companies to claim a credit against their gross premiums tax liability based on such assessments.

The assessments on each company are broken into various categories, including life insurance assessments, health insurance assessments, and annuity assessments, based on the type and amount of business each company transacts in Pennsylvania.

Life and health insurance premiums have always been subject to the premiums tax and there is no dispute that companies may claim credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period, 1992-1995. Some annuity considerations were subject to tax; others were not. After several changes of direction, the Department of Revenue decided to allow credits for assessments paid on taxable annuity considerations. Credits were not allowed for assessments paid on non-taxable annuities. There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities. Taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward.

On January 26, 2006, the en banc Court issued a conflicted decision in which the majority ruled for both parties. Both parties filed exceptions. The Court denied all exceptions and upheld its earlier decision. Northbrook filed an appeal to the Pennsylvania Supreme Court. The Supreme Court ruled in Northbrook’s favor but did not address the substantive findings of the Commonwealth Court. The Supreme Court’s decision resulted in an approximately $7,000.00 credit for Northbrook.

As of May 2009, counsel were preparing to explore once again a possible global settlement concerning the remaining cases. The Commonwealth has indicated, however, that it is likely that counsel will pick another case to move forward and re-argue the substantive issues. If taxpayers prevail on all issues, estimated refunds would total about $150 million.

* * * * *

RATING AGENCIES’ ACTIONS

As of July 17, 2009, Standard & Poor’s, Moody’s and Fitch assigned bond ratings of AA, Aa2 and AA, respectively, to the Commonwealth’s general obligation bonds. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. Any such downward revisions or withdrawals of ratings could have adverse effects on the market price of the Commonwealth’s municipal obligations.

ADDITIONAL CONSIDERATIONS

Pennsylvania municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Pennsylvania state personal income taxes. Accordingly, the funds’ investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX E

ADDITIONAL INFORMATION CONCERNING PUERTO RICO MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in Puerto Rico municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth of Puerto Rico (“Puerto Rico” or the “Commonwealth”) and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information contained in official statements relating to offerings of Puerto Rico bond issues, the most recent such official statement being dated September 5, 2008. Any estimates of future results and other projections are statements of opinion made by the Commonwealth in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy or timeliness of this information, and such information is included herein without the express authority of any Puerto Rico issuer and without regard to any events that have occurred since the date of the most recent statement.

OVERVIEW

Puerto Rico is located approximately 1,600 miles southeast of New York City. According to the United States Census Bureau, its population was 3,942,375 as of July 1, 2007. Puerto Rico’s political status is that of a commonwealth. The United States and the Commonwealth share a common defense, market, currency and citizenship. The Commonwealth government exercises virtually the same control over its internal affairs as is exercised by the state governments of each of the fifty states over their respective internal affairs, with similar separation of powers among the executive, legislative and judicial branches. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives but no vote. Most federal taxes, except those such as Social Security taxes, which are imposed by mutual consent, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. The official languages of Puerto Rico are Spanish and English.

The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue. The Commonwealth’s policy has been and continues to be to maintain the level of such debt within a prudent range below the constitutional limitation.

Fiscal responsibility for the Commonwealth is shared among the Department of the Treasury, the Office of Management and Budget (“OMB”) and Government Development Bank for Puerto Rico (“Government Development Bank” or “GDB”). The Department of the Treasury is responsible for collecting most of the Commonwealth’s revenues, overseeing preparation of its financial statements and contributing to the preparation of the budget. OMB prepares the Commonwealth’s budget and is responsible for monitoring expenditures. Government Development Bank is the fiscal agent and financial advisor to the Commonwealth and its agencies, public corporations and municipalities and coordinates the management of public finances.

ECONOMY

General

The Commonwealth has established policies and programs directed principally at developing the manufacturing and services sectors of the economy and expanding and modernizing the Commonwealth’s infrastructure. Domestic and foreign investments have been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations, and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the population.

Puerto Rico’s economy has expanded, on average, for more than two decades. Virtually every sector of the economy has participated in this expansion, and record levels of employment have been achieved. Factors contributing to this expansion include government-sponsored economic development programs, increases in the level of federal transfer payments, and the relatively low cost of borrowing. In some years, these factors were aided by a significant rise in construction investment driven by infrastructure projects, private investment, primarily in housing, and relatively low oil prices. In the three fiscal years after the previous recession, during fiscal year 2002, the economy expanded at a moderate annual rate of 2.2%. During fiscal year 2007, real gross national product decreased by 1.8%. This contraction continued into fiscal year 2008. As of May 31, 2008, the Puerto Rico Planning Board was expecting a reduction of 2.1% of real gross national product for fiscal year 2008 and a recovery of 2.1% for fiscal year 2009. The Commonwealth has indicated that it is likely, given the continuing economic weakness in certain key economic variables as of May 31, 2008, including employment and economic output, that the Planning Board will lower its prediction of economic growth for the fiscal year ending June 30, 2009.

Personal income, both aggregate and per capita, has increased consistently each fiscal year from 1985 to 2007. In fiscal year 2007, aggregate personal income was $53.1 billion ($44.4 billion in 2000 prices) and personal income per capita was $13,491 ($11,279 in 2000 prices).1 Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which amount to around $12 billion annually and include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state of the United States. Eighty-two percent (82%) of the transfer payments to individuals in fiscal year 2007 ($8.9 billion) represented entitlements for previously performed services or resulting from contributions to programs such as Social Security, Veterans’ Benefits, Medicare, and U.S. Civil Service retirement pensions. Grants represent the remainder of the federal transfers to individuals, mostly concentrated in the Nutritional Assistance Program (Food Stamps) and Pell Grant (higher education) Scholarships.

Total average annual employment (as measured by the Department of Labor and Human Resources Household Employment Survey (the “Household Survey”)) has also increased. From fiscal year 2000 to fiscal year 2008, annual employment increased 5.8% to 1,217,500.

The dominant sectors of the Puerto Rico economy in terms of production and income are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy, as most of the external factors that affect the Puerto Rico economy (other than the price of oil) are determined by the policies and performance of the economy of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. During fiscal year 2007 (from July 1, 2006 to June 30, 2007), approximately 77% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 50% of Puerto Rico’s imports. Consequently, the slowdown in the United States’ economy could be reflected in Puerto Rico’s economy.

[1]

Different price deflators are used for gross national product and personal income statistics. The year 2000 is used as a basis for comparison because that is the year used by the U.S. Department of Commerce.

Forecast for Fiscal Year 2008

The Planning Board’s gross national product forecast for fiscal year 2008, which was released in March 2008, projected a decline of 2.1% in constant dollars, or an increase of 3.4% in current dollars. Personal income was expected to increase by 0.8% in real terms, or 4.3% in nominal terms (see footnote 1 above). The Planning Board expected real growth to return in fiscal year 2009, at 2.1%, or 7.1% in current dollars. As of May 31, 2008, the Commonwealth indicated that it was likely, given the continuing economic weakness in certain key economic variables, including employment and economic output, that the Planning Board would lower its prediction of economic growth for the fiscal year ending June 30, 2009. The major factors affecting the economy were, among others, the continued increase of oil prices, the slowdown of U.S. economic activity, and the continuing economic uncertainty generated by the Commonwealth’s fiscal crisis. These factors and the effects on economic activity of the implementation of the new sales tax have persuaded consumers to adjust their behavior to the new economic conditions.

According to the Household Survey, total employment for fiscal year 2008 averaged 1,217,500, a decrease of 3.6% compared to 1,262,900 for fiscal year 2007. At the same time, the unemployment rate for fiscal year 2008 was 11.0%, an increase from 10.4% for fiscal year 2007.

Fiscal Year 2007

The Planning Board’s preliminary reports on the performance of the Puerto Rico economy for fiscal year 2007 indicated that real gross national product decreased 1.8% (3.5% in current dollars) over fiscal year 2006. Nominal gross national product was $58.7 billion in fiscal year 2007 ($44.3 billion in 2000 prices), compared to $56.7 billion in fiscal year 2006 ($45.1 billion in 2000 prices). Aggregate personal income increased from $51.1 billion in fiscal year 2006 ($44.0 billion in 2000 prices) to $53.9 billion in fiscal year 2007 ($44.4 billion in 2000 prices), and personal income per capita increased from $13,033 in fiscal year 2006 ($11,229 in 2000 prices), to $13,491 in fiscal year 2007 ($11,279 in 2000 prices).

According to the Household Survey, total employment for fiscal year 2007 averaged 1,262,900, an increase of 0.8% compared to 1,253,400 for fiscal year 2006. The driving force behind total employment is self-employment. The unemployment rate for fiscal year 2007 was 10.4%, a decrease from 11.7% for fiscal year 2006. As in the past, the economy of Puerto Rico followed the general performance and trends of the United States economy, although at a lower rate of growth.

Among the variables contributing to the Planning Board’s downward revision in the forecast were the effect of persistent high levels of oil prices, and the slowdown, as of May 31, 2008, of the United States economy. Moreover, as of May 31, 2008, the continuing weakness of local construction investment had aggravated the situation. The persistent high level of the price of oil and its derivatives (such as gasoline) served to reduce the income available for other purchases and, thereby, negatively affected domestic demand. Due to the Commonwealth’s dependence on oil for power generation and gasoline in spite of its recent improvements in power production diversification, the high level of oil prices during periods of 2008 was expected to account for an increased outflow of local income in fiscal year 2008. As of May 31, 2008, the financial difficulties associated with the subprime mortgage crisis had resulted in lowering of short-term interest rates. As of May 31, 2008, the Commonwealth indicated that this could help alleviate the situation of the construction sector, which historically has been a major contributor to economic growth. The implementation of the tax reform legislation discussed below may reduce net disposable income even after giving effect to certain income tax reductions provided in the tax reform legislation.

Fiscal Year 2006

The Planning Board’s reports of the performance of the Puerto Rico economy during fiscal year 2006 indicated that the economy (as registered by real gross national product) grew by 0.5%. Nominal gross national product was $56.7 billion in fiscal year 2006 ($45.1 billion in 2000 prices), compared to $44.0 billion in fiscal year 2005 ($44.8 billion in 2000 prices). This represents an increase in nominal gross national product of 5.5%. Aggregate personal income increased from $48.8 billion in fiscal year 2005 ($44.0 billion in 2000 prices) to $51.1 billion in fiscal year 2006 ($44.0 billion in 2000 prices), and personal income per capita increased from $12,507 in fiscal year 2005 ($11,267 in 2000 prices), to $13,033 in fiscal year 2006 ($11,229 in 2000 prices).

According to the Household Survey, total employment for fiscal year 2006 averaged 1,253,400, an increase of 1.3% compared to 1,237,600 for fiscal year 2005. The unemployment rate for fiscal year 2006 was 11.7%, an increase from 10.6% for fiscal year 2005, due to the partial government shutdown in May 2006 that resulted in the two-week furlough of many government employees. As in the past, the economy of Puerto Rico followed the performance and general trends of the United States economy but did not reach the level of U.S. real economic growth.

Economic Development Program

The Commonwealth’s economic development program is now focused on initiatives aimed at producing more diversified and sustainable economic development. The six principal elements of these initiatives, as expressed in the Governor’s Economic Development and Government Transformation Plan for Puerto Rico, are the following: (i) developing world-class infrastructure, while encouraging private investment with innovative financial models and agile, effective evaluation processes; (ii) accelerating Puerto Rico’s entry into the knowledge economy by creating a center of excellence in biotechnology, engineering and computing; (iii) promoting local enterprise and supporting local businesses by providing innovative financing alternatives and access to domestic and foreign markets; (iv) transforming the tourist industry into a vehicle for Puerto Rico’s economic development; (v) diversifying energy-generating sources to reduce dependence on petroleum by half; and (vi) transforming Puerto Rico’s government, without the need for layoffs or privatization, through effective agency consolidation and decentralization functions to offer first-class services to all citizens in a sensible, effective and agile manner and to contribute to Puerto Rico’s socio-economic development.

Puerto Rico Tax Incentives

One of the benefits enjoyed by the Commonwealth is that corporations operating in Puerto Rico (other than corporations organized in the United States with a local branch) and individuals residing in Puerto Rico generally are not subject to federal income taxes on income derived in Puerto Rico. This enables the Commonwealth to utilize local tax legislation as a tool for stimulating economic development, and it has done so for many years.

In this regard, the Commonwealth enacted legislation extending certain benefits of its most recent tax incentives law, Act No. 135 of December 2, 1997, as amended (the “1998 Tax Incentives Act”), to all eligible businesses operating under previous tax incentives laws. These incentives were initially scheduled to be available until December 31, 2007, but were extended until June of 2008 (although tax incentive concessions granted thereunder will continue to be in effect until their respective dates of expiration). On May 28, 2008 the Commonwealth enacted a new tax incentives law, Act No. 73 (the “Economic Incentives Act”).

The Economic Incentives Act streamlines the process for obtaining tax incentives and provides recipients with certainty as to the amount of benefits they will receive over time. The Economic Incentive Act expands the definition of manufacturing to include cluster and supply chain concepts, addresses issues of cost competitiveness, and simplifies the applicable rules. The tax structure established by the Economic Incentives Act generally has a 4% income tax rate and a 12% withholding tax rate for royalties. An alternative structure has an 8% income tax rate and a 2% withholding tax on royalties. For existing businesses with tax rates between 2% and 4%, the Secretary of Economic Development has the discretion to grant the same tax benefits if doing so is considered to be in the best interests of Puerto Rico’s economy. Income tax rates may be reduced by an additional 0.5% for projects located in low- or mid-economic development areas. Additional exceptions to the general tax structure exist for pioneering activities, local firms and small businesses. Pioneering activities may have a 1% income tax rate, or no income taxes if the research and development activity is located completely within Puerto Rico. For local firms, the tax rate is 3% and for small businesses the tax rate is 1%.

Reduction of the Costs of Doing Business

The Commonwealth believes that to make Puerto Rico more competitive and foster investment it needs to reduce the cost of doing business in Puerto Rico. In order to accomplish this, the Commonwealth proposes to (i) promote the creation of more cogeneration power plants to diversify energy fuel sources and reduce oil imports for electric power generation; (ii) streamline the permitting process to accelerate and reduce the cost of investment in Puerto Rico; and (iii) create a multi-agency task force to expedite critical projects. The Commonwealth has also implemented additional initiatives to restructure certain government agencies in order to improve the services offered by these agencies and provide such services in a more efficient manner.

Federal Tax Incentives

In connection with the phase-out of Sections 30A and 936 of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), the United States Senate requested the Joint Commission on Taxation (“JCT”) and the United States Government Accountability Office (“GAO”) to study the economic impact of this phase-out and present recommendations on alternative tax incentives for U.S.-based companies operating in Puerto Rico. In anticipation of the final phase-out of Sections 30A and 936 of the U.S. Code, most U.S.-based companies operating under Sections 30A and 936 of the U.S. Code converted from United States corporations to controlled foreign corporations (“CFCs”), thus lessening the impact of the phase-out of those sections on their operations.

In May 2006, the GAO published its study titled “Fiscal Relations with the Federal Government and Economic Trends during the phase-out of the Possessions Tax Credit.” The GAO study found that Puerto Rico’s per capita gross domestic product and gross national product were significantly lower compared to United States averages, and the absolute gap between the per capita gross national product of Puerto Rico residents and that of United States residents has increased. The GAO study further found that, although the value-added by United States companies claiming the possessions tax credit decreased by about two-thirds during the period 1993-2003, much of the decline was offset by growth in other corporations, such as pharmaceuticals. Finally, the GAO study determined that although residents of Puerto Rico pay considerably less total tax per capita than residents of the United States, they pay approximately the same percentage of their personal income in taxes. The GAO study, which is informative in nature, is intended to help the United States Congress decide which economic development initiatives will best suit Puerto Rico’s current situation.

In June 2006, the JCT published its pamphlet titled “An Overview of the Special Tax Rules related to Puerto Rico and an Analysis of the Tax and Economic Policy Implications of Recent Legislative Options” (the “JCT Report”). The JCT Report provides an overview of the tax and non-tax rules applicable to United States possessions, the special tax rules applicable to Puerto Rico and an economic analysis of such special tax rules. The JCT Report also presents certain legislative options and specific proposals that have been advocated by various parties in order to stimulate economic growth in Puerto Rico. Although these legislative options and specific proposals are not recommendations, the JCT Report does state that federal and Commonwealth tax policy must be coordinated in order to design and implement new tax proposals aimed at enhancing development in Puerto Rico by targeting problems unique to Puerto Rico, instead of problems common to the United States and Puerto Rico, which proposals are likely to induce business to relocate from the United States to Puerto Rico.

The Commonwealth is seeking the extension of additional sections of the U.S. Code that provide a dividends received deduction for a percentage of profits generated in Puerto Rico by controlled foreign corporations, as well as deductions that would encourage investments in research and development activities.

Employment and Unemployment

The number of persons employed in Puerto Rico during fiscal year 2008 averaged 1,217,500, a 3.6% decrease from 1,262,900 in fiscal year 2007. Unemployment is about twice the United States average. The number of self-employed individuals represents around 17% of civilian employment in Puerto Rico, more than double the level in the United States.

Economic Performance by Sector

From fiscal year 2003 to fiscal year 2007, the manufacturing and services sectors generated the largest portion of gross domestic product. The three sectors of the economy that provide the most employment are manufacturing, services and government.

Manufacturing

Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product. Planning Board figures show that in fiscal year 2007 manufacturing generated $36.7 billion, or 40.9%, of gross domestic product. During fiscal year 2008, payroll employment for the manufacturing sector was 103,900, a decrease of 3.6% compared with fiscal year 2007. Most of the island’s manufacturing output is shipped to the United States mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. The United States minimum wage laws are applicable in Puerto Rico. For fiscal year 2008, the average hourly manufacturing wage rate in Puerto Rico was approximately 68.5% of the average mainland United States rate.

Total employment in the manufacturing sector decreased by 14,509 from fiscal year 2004 to fiscal year 2008. Manufacturing employment had been declining during the past decade, but the decline accelerated during fiscal years 2002 and 2003, falling -10.6% and -4.8%, respectively. After that, manufacturing employment seemed to stabilize around 118,000 jobs, but the deceleration reappeared in fiscal year 2006 with the sector experiencing another significant drop of -4.0%. For fiscal years 2007 and 2008, manufacturing employment decreased by -4.3% and -3.6%, respectively. During fiscal year 2008 the manufacturing sector lost approximately 3,800 jobs. There are several reasons which explain this sector’s job shrinkage: the end of the phase-out of Section 936 of the U.S. Code, which had provided federal tax incentives to corporations operating in Puerto Rico; the net loss of patents on certain pharmaceutical products, the escalation of manufacturing production costs (particularly labor and electricity), and the increased use of job outsourcing. Puerto Rico’s manufacturing sector is facing increased international competition, and new ideas and initiatives are believed to be necessary to improve this sector.

Services

Puerto Rico has experienced significant growth in the services sector, which includes finance, insurance, real estate, wholesale and retail trade, tourism and other services, in terms of both income and employment over the past decade, showing a favorable trend as compared with certain other industrialized economies. During the period between fiscal years 2003 and 2007, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 5.4%, while payroll employment in this sector increased at an average annual rate of 1.8%. In the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 17% of total employment according to the Household Survey. Most of the self-employment is concentrated in the service and construction sectors. The development of the services sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing, construction and agriculture. The services sector in Puerto Rico has a diversified base.

The high degree of knowledge, skill and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world.

The services sector ranks second to manufacturing in its contribution to gross domestic product, and it is the sector with the greatest employment. In fiscal year 2007, services generated $35.9 billion of gross domestic product, or 40% of the total. Services employment grew from 523,691 in fiscal year 2003 to 562,949 in fiscal year 2007 (representing 54.5% of total non-farm payroll employment). This represents a cumulative increase of 7.5% during such period. Wholesale and retail trade, finance, insurance and real estate experienced significant growth in fiscal years 2003 to 2007, as measured by gross domestic product. From fiscal year 2003 to 2007, gross domestic product increased in wholesale and retail trade from $9.2 billion to $11.1 billion, and in finance, insurance and real estate from $12.5 billion to $16.3 billion. There were sixteen commercial banks and trust companies operating in Puerto Rico as of January 2008. Total assets of these institutions as of December 31, 2007 were $113.9 billion. As of December 31, 2007, there were approximately thirty-five international banking entities operating in Puerto Rico licensed to conduct offshore banking transactions with total assets of $75.8 billion.

Hotels and Related Services—Tourism

During fiscal year 2006, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists, was 1,922,500, an increase of 3.8% over the number of persons registered during the same period in fiscal year 2005. The number of non-resident tourists registered in tourist hotels during fiscal year 2006 increased 4.0% compared to fiscal year 2005. Tourist hotel rooms available during fiscal year 2006 increased 3.9% compared to fiscal year 2005. The average occupancy rate in tourist hotels during fiscal years 2005 and 2006 was 70.8%.

During fiscal year 2007, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists, was 1,798,400, a decrease of 6.5% over the number of persons registered during fiscal year 2006. The average occupancy rate in tourist hotels during fiscal year 2007 was 71.5%, compared to 70.8% in fiscal year 2006. The average number of rooms available in tourist hotels decreased 6.4% from fiscal year 2006 to fiscal year 2007 as the completion of regular maintenance and rehabilitation of rooms (that normally results in a certain number of rooms being unavailable at any time) took longer to complete than in the past.

The number of persons registered in tourist hotels during the first eleven months of fiscal year 2008, was 1,576,900, a decrease of 12.3% over the number of persons registered during the same period of fiscal year 2007. The average occupancy rate in tourist hotels during the first eleven months of fiscal year 2008 was 69.7%, compared to 71.3% in the period for fiscal year 2007. During the first eleven months of fiscal year 2008, the average number of rooms available in tourist hotels increased 2.3% compared with the same period in fiscal year 2007.

San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world.

The Commonwealth, through the Convention Center District Authority, has completed the development of the largest convention center in the Caribbean, and the centerpiece of a 100-acre, private development, to include hotels, restaurants, cinemas, office space and housing. The convention center district is being developed at a total cost of $1.3 billion in an effort to improve Puerto Rico’s competitive position in the convention and group travel segments. The convention center opened on November 17, 2005.

Government

The government sector of Puerto Rico plays an important role in the economy. In fiscal year 2007, the government accounted for $8.6 billion of Puerto Rico’s gross domestic product, or 9.6% of the total. The government is also a significant employer, providing jobs for 281,300 workers, or 27.6% of total, non-farm, payroll employment in fiscal year 2008. This total includes municipal employees. From fiscal year 2005 to fiscal year 2008, Commonwealth and municipal government employment has been reduced by approximately 11,700 positions.

On February 25, 1998, legislation was enacted permitting the unionization of employees of the central government (excluding municipal employees). Under this law, government employees are given collective bargaining rights subject to a number of limitations. Among those limitations are: employees are prohibited from striking; salary increases are contingent on the availability of budgeted revenues; employees cannot be required to become union members and pay union dues; and collective bargaining negotiations cannot occur in an election year. As of May 2008, of 100 collective bargaining agreements to be negotiated, 99 had been signed, of which 89 included the economic terms.

Transportation

Thirty-four shipping lines offer regular ocean freight service to eighty United States and foreign ports. San Juan is the island’s leading seaport, but there are also seaport facilities at other locations in Puerto Rico including Arecibo, Culebra, Fajardo, Guayama, Guayanilla, Mayagüez, Ponce, Vieques, and Yabucoa.

As of January 2008, Luis Muñoz Marín International Airport was served by 25 United States and international airlines. As of that date, there is daily direct service between San Juan and Atlanta, Boston, Chicago, Dallas, Miami, New York, Philadelphia, and numerous other destinations within the United States. There is also regularly scheduled service between Aguadilla and Ponce and New York and between Puerto Rico and other Caribbean islands and certain Latin American and European cities. A major United States airline uses San Juan as a hub for its intra-Caribbean airline service. Several smaller airports serve intra-island traffic.

The island’s major cities are connected by a modern highway system, which, as of December 31, 2007, totaled approximately 4,625 miles of highways and 11,774 miles of local streets and adjacent roads. The highway system comprises 387 miles of primary system highways, which are the more important interregional traffic routes and include PR-52, PR-22, PR-53 and PR-20 toll highways, 230 miles of primary urban system highways, 959 miles of secondary system highways serving the needs of intra-regional traffic and 3,051 miles of tertiary highways and roads serving local, intra-regional traffic.

The first phase of a new mass transit system, known as Tren Urbano, has been completed. Tren Urbano serves a portion of metropolitan San Juan and is expected eventually to serve the municipalities of Carolina and Caguas as well. As of May 2008, it has ridership of about 33,000 per day.

The Port of the Americas Authority (“PAA”) is responsible for the development and operation of the Port of the Americas, a deep draft port on the south coast of Puerto Rico. The first phase of the Port of the Americas was completed in fiscal year 2004. This initial phase included the improvement of piers 4, 5 and 6 of the Port and the acquisition of heavy equipment at a cost of $40 million. During calendar year 2005, the PAA began the second phase of the Port, which phase was expected to be completed by the end of calendar year 2008. Completion of this second phase was expected to provide capacity to handle up to 250,000 Twenty-Foot Equivalent Units (“TEU”). This second phase includes (i) dredging the entrance channel and adjacent areas of the Port to a depth of 50 feet; (ii) reconstructing the container terminals; (iii) commencing certain required environmental risk mitigation procedures; and (iv) preparing final construction schematics. With respect to these tasks, as of May 31, 2008, dredging was completed, the final design contract had been awarded, acquisition of environmental risk mitigation land was underway, and the contract for reconstruction of the container terminal was awarded in April 2006. The Port was expected to be capable of providing capacity for up to 700,000 TEUs when the third phase was completed.

As of July 30, 2008, PAA had an outstanding balance of $112.4 million under various lines of credit from GDB. PAA is authorized to borrow up to $250 million under these lines of credit. This debt is payable from annual legislative appropriations until the PAA starts generating revenues sufficient to cover debt service and is also guaranteed by the Commonwealth. As of May 31, 2008, the Port handled over 650,000 TEUs of breakbulk and a container terminal was expected to be operational by the end of fiscal year 2008.

Construction

Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of economic activity, due to its multiplier effect on the whole economy. During the period from fiscal year 2003 through fiscal year 2007, however, real construction investment decreased at an average annual rate of 5.9%. The total value of construction permits decreased by 5.4% during the same five fiscal year period.

Total construction investment for fiscal year 2007 decreased (in real terms) by 6.3% (following a 10.4% real decline in fiscal year 2006) due principally to the drop in construction-related public projects. The Planning Board estimated construction investment decreases (in real terms) of 5.3% during fiscal year 2008 and stagnation (0% real growth) during fiscal year 2009. Public investment was expected to be primarily in housing, new schools (and school reconstruction programs), water projects, and other public infrastructure projects. Public investment in construction has been negatively affected by the Commonwealth’s fiscal difficulties.

During the first eleven months of fiscal year 2008, the number of construction permits decreased 13.8%, while the total value of construction permits increased 16.5% compared to the same period in fiscal year 2007.

Agriculture

The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. During fiscal year 2007, gross income from agriculture was $814.2 million, an increase of 1.6% compared with fiscal year 2006. Agriculture gross income consists of the total value of production in the principal agricultural sectors, which include traditional crops, livestock and poultry, grains, vegetables, fruits, ornamental plants and other products. During fiscal year 2007, starchy vegetables, coffee, livestock products and ornamental plants contributed a higher percentage of the sector’s income than in the previous fiscal year.

The Commonwealth supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225 of 1995 provides a 90% income tax exemption for income derived from agricultural operations, an investment tax credit equal to 50% of the investment in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes and tariff payments. It also provides full income tax exemption for interest income from bonds, notes and other debt instruments issued by financial institutions to provide financing to agricultural businesses. Subsequent legislation imposed an aggregate annual limit of $15 million on the investment tax credits available under Act No. 225.

Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

Higher Education

During the five decades from 1950 to 2000, Puerto Rico made significant advances in the field of education, particularly at the college and graduate school level. The transformation of Puerto Rico during the 1950s and 1960s from an agricultural economy to an industrial economy brought about an increased demand for educational services at all levels. During the 1970s and 1980s, certain higher wage, higher technology industries became more prominent in Puerto Rico. More recently, employment in the services sector has increased significantly. This has resulted in an increased demand for workers having a higher level of education and greater expertise in various technical fields. During the same time period, enrollments in institutions of higher learning rose very rapidly due to growth in the college-age population, and the increasing proportion of college attendance by such population. During the 1990s and into the current decade, college attendance and college attendance as a percentage of the college-age population continued to increase, and the college-age population has declined since 2000.

The University of Puerto Rico, the only public university in Puerto Rico, has eleven campuses located throughout the island. The University’s total enrollment for academic year 2006-2007 was approximately 62,340 students. The Commonwealth is legally bound to appropriate annually for the University of Puerto Rico an amount equal to 9.60% of the average annual revenue from internal sources for each of the two fiscal years immediately preceding the current fiscal year.

In addition to the University of Puerto Rico, there are 40 public and private institutions of higher education located in Puerto Rico. Such institutions had an enrollment during academic year 2005-2006 of approximately 145,574 students and provide programs of study in liberal arts, education, business, natural sciences, technology, secretarial and computer sciences, nursing, medicine, and law. Degrees are offered by these institutions at the associate, bachelor, master, and doctoral levels.

Tax Incentives

One factor that has promoted and continues to promote the development of the manufacturing sector in Puerto Rico is the various local and federal tax incentives available, particularly those under Puerto Rico’s Industrial Incentives Program and, until recently, Sections 30A and 936 of the U.S. Code. Tax and other incentives have also been established to promote the development of the tourism industry. These incentives are summarized below.

Industrial Incentives Program

Since 1948, Puerto Rico has had various industrial incentives laws designed to stimulate industrial investment in the island. Under these laws, which are designed to promote investment in Puerto Rico, companies engaged in manufacturing and certain other designated activities have been eligible to receive full or partial exemption from income, property, and other local taxes. The most recent of these industrial incentives laws is the Economic Incentives Act.

The benefits provided by the Economic Incentives Act, like those of the 1998 Tax Incentives Act, are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant, expand current operations or commence operating a new eligible business. The activities eligible for tax exemption under the Economic Incentives Act include manufacturing, certain designated services performed for markets outside Puerto Rico (including the United States), the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for research and development. The Economic Incentives act expands the definition of manufacturing activity from that included in the 1998 Tax Incentives Act to include clusters and supply chains. Companies qualifying thereunder can benefit from a simplified income tax system: in most cases, an income tax rate of 4% and a withholding tax rate of 12%. Alternatively, the income tax rate could be 8% and the withholding rate 2%. Special rates are to be applied to projects located in low- and mid-development zones (an income tax reduction of 0.5%), local projects (an income tax rate of 3%), small businesses (an income tax rate of 1%) and pioneering activities (an income tax rate of 1%, but for research and development projects located completely in Puerto Rico the income tax rate may be 0%). In addition, as with the 1998 Tax Incentives Act, the Economic Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and between 60% and 80% thereafter, and 100% exemption from excise taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities.

The Economic Incentives Act was designed to stimulate employment and productivity, research and development, capital investment, reduction in the cost of energy and increased purchase of local products.

Under the Economic Incentives Act, as with the 1998 Tax Incentives Act, companies may repatriate or distribute their profits free of Puerto Rico dividend taxes. In addition, passive income derived from the investment of eligible funds in Puerto Rico financial institutions, obligations of the Commonwealth, and other designated investments are fully exempt from income and municipal license taxes. Individual shareholders of an exempted business may be allowed a credit against their Puerto Rico income taxes up to 30% of their proportionate share of the exempted business’s income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period may be subject to the same treatment as the eligible business income.

The Economic Incentives Act, like the 1998 Tax Incentives Act, also provides investors who acquire an exempted business that is in the process of closing its operations in Puerto Rico a 50% credit in connection with the cash purchase of such corporation’s stocks or assets.

Tourism Incentives Program

For many years, Puerto Rico has also had incentives laws designed to stimulate investment in hotel operations on the island. The most recent of these laws, the Tourism Incentives Act of 1993 (the “Tourism Incentives Act”), provides partial exemptions from income, property, and municipal license taxes for a period of up to ten years. The Tourism Incentives Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. Recently enacted legislation provides further tourism incentives by granting certain tax exemptions on interest income received from permanent or interim financing of tourism development projects and fees derived from credit enhancements provided to the financing of such projects.

Incentives under the U.S. Code

United States corporations operating in Puerto Rico have been subject to special tax provisions since the Revenue Act of 1921. Prior to enactment of the Tax Reform Act of 1976, under Section 931 of the U.S. Code, United States corporations operating in Puerto Rico (and meeting certain source of income tests) were taxed only on income arising from sources within the United States.

The Tax Reform Act of 1976 created Section 936 of the U.S. Code, which revised the tax treatment of United States corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other United States corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income in Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.

As a result of amendments to Section 936 of the U.S. Code made in 1996 (the “1996 Amendments”), its income tax credit based on operating and certain investment income was phased out over a ten-year period for companies that were operating in Puerto Rico in 1995, and is no longer available.

Controlled Foreign Corporations

Because of the modification and phase out of the federal tax incentives under Section 936 of the U.S. Code, many corporations previously operating thereunder reorganized their operations in Puerto Rico to become controlled foreign corporations (“CFCs”). A CFC is a corporation that is organized outside the United States and is controlled by United States shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the United States in the form of dividends or through investments in certain United States properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from numerous corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument and electronics manufacturing companies in Puerto Rico. Section 936 Corporations were exempted from Puerto Rico withholding taxes on any cost sharing payments they might have opted to make, but CFCs are subject to a fifteen percent Puerto Rico withholding tax on royalty payments.

Recently, the United States Congress approved legislation that would extend the benefit of Section 199 of the U.S. Code to production activities that take place in Puerto Rico. Section 199 provides a three-point reduction in the federal income tax rate, phased in over five years (from 35% to 31.85% after 2009). This extension applies to the U.S. branch activities located on the island and are not controlled foreign corporations.

DEBT

Public Sector Debt

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations (“notes” as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below.

Section 2 of Article VI of the Constitution of the Commonwealth provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the fiscal year preceding the fiscal year of such proposed issuance on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the Treasury (hereinafter “internal revenues”) in the two fiscal years preceding the fiscal year of such proposed issuance. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded through payments by the Commonwealth on such guaranteed debt. Internal revenues consist principally of income taxes, property taxes and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the United States Government and returned to the Treasury, and motor vehicle fuel taxes and license fees, which are allocated to the Highway and Transportation Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service. In addition, the portion of the Sales Tax allocated to the Puerto Rico Sales Tax Financing Corporation is also not included as internal revenues consistent with the legislation creating the Sales Tax Financing Corporation, which legislation provides that such portion is not “available resources” under the Constitutional provisions relating to the bonds offered in Puerto Rico’s most recent official statement, being dated September 5, 2008.

All or a portion of the proceeds of certain refunding bonds issued by the Commonwealth were invested in guaranteed investment contracts or federal agency securities (in each case rated in the highest category by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), none of which is eligible to be used for a legal defeasance under Puerto Rico law (“non-eligible investments”)). Since bonds refunded with proceeds of non-eligible investments are not legally defeased, such bonds are treated as outstanding for purposes of the 15% debt limitation.

Future maximum annual debt service for the Commonwealth’s outstanding general obligation debt is $930,600,143 in the fiscal year ending June 30, 2016 (based on the assumption that the Public Improvement Refunding Bonds, Series 2004 A, which are variable rate bonds, bear interest at their actual rate per annum through July 1, 2012 and thereafter at 12% per annum, and the Public Improvement Refunding Bonds, Series 2004 B, the Public Improvement Refunding Bonds, Series 2008 B, a portion of the Public Improvement Refunding Bonds, Series 2003 C, a portion of the Public Improvement Bonds of 2006, Series A, and a portion of the Public Improvement Refunding Bonds, Series 2007A, each of which are also variable rate bonds, bear interest at 12% per annum). This amount ($930,600,143) is equal to 11.38% of $8,178,090,500, which is the average of the adjusted internal revenues for the fiscal years ended June 30, 2007 and June 30, 2008. If bonds refunded with non-eligible investments described in the preceding paragraph were treated as not being outstanding, and the interest on the Public Improvement Refunding Bonds, Series 2004 B, the Public

Improvement Refunding Bonds, Series 2008 B, the portion of the Public Improvement Refunding Bonds, Series 2003 C, the portion of the Public Improvement Bonds of 2006, Series A, and the portion of the Public Improvement Refunding Bonds, Series 2007A, was calculated using the effective fixed interest rate payable by the Commonwealth under the interest rate exchange agreements entered into in respect thereof, the percentage referred to in the preceding sentence would be 9.39% and future maximum annual debt service for the Commonwealth’s outstanding general obligation debt would be $767,794,551 in the fiscal year ending June 30, 2020. Annual debt service payments on the Puerto Rico Aqueduct and Sewer Authority (“PRASA”) guaranteed bonds are not included in the calculation of the 15% debt limitation. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund, and such debt service would be included in the calculation of the 15% debt limitation.

The Commonwealth’s policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to ordinances adopted by the respective municipal assemblies. Debt of public corporations is issued in accordance with their enabling statutes. GDB, as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

Commonwealth Guaranteed Debt

As of December 31, 2007, $3.09 billion of Commonwealth guaranteed bonds of the Public Buildings Authority were outstanding. Maximum annual debt service on these bonds is $236.2 million in fiscal year ending June 30, 2011, with their final maturity being July 1, 2037. As of December 31, 2007, no payments under the Commonwealth guaranty had been required for bonds of the Public Buildings Authority.

As of June 30, 2008, $267 million of Commonwealth guaranteed bonds of GDB were outstanding. As of June 30, 2008, no payments under the Commonwealth guaranty had been required for these bonds.

As of June 30, 2008, GDB held approximately $112.4 million of the Port of the Americas Authority’s outstanding bonds, which are guaranteed by the Commonwealth. The PAA is authorized to issue and GDB is authorized to purchase its bonds guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds will be used to continue the development of the Port of the Americas. As of June 30, 2008, no payments under the Commonwealth guaranty had been required for these bonds.

As of June 30, 2008, the aggregate outstanding principal amount of obligations of PRASA guaranteed by the Commonwealth was $892.6 million. This amount consisted of $284.7 million in revenue bonds sold to the public, $314.6 million in bonds issued to the United States Department of Agriculture, Rural Development, and $293.3 million of loans by the State Revolving (Clean Water and Safe Drinking Water Act) Funds for the benefit of PRASA. From January 1997 through fiscal year 2005, the Commonwealth made debt service payments under its guaranty. Beginning with the debt service payment due January 1, 2006, the Commonwealth stopped making guarantee payments on these obligations. As of May 31, 2008, PRASA had resumed making payment on this debt. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed obligations, the Commonwealth would be required once more to make such payments from the General Fund under its guarantee.

The long-term public sector debt was $43.4 million as of June 30, 2008, and the short-term public sector debt was $3.3 million as of that date. As of June 30, 2008, outstanding short-term debt, relative to total debt, was 7.0%.

REVENUES AND EXPENSES

Revenues

Fiscal Year 2009

As of May 31, 2008, General Fund revenues for fiscal year 2009 were projected to be $9.484 billion, of which $8.488 billion were recurring resources and the proceeds from a potential sale of $60 million of bonds to be issued by the Puerto Rico Public Buildings Authority. The remaining almost $1 billion was expected to come from the securitization of delinquent tax accounts. The major revenue categories included: (i) $2.770 billion in individual income taxes, (ii) $1.751 billion in corporate income taxes, (iii) $1.015 billion in non-resident withholdings and (iv) $977 million in sales and use tax.

As of May 31, 2008, estimated expenses for the fiscal year 2009 were $9.484 billion, which represented an increase of $256 million over the original budget for 2008 and an increase of $426 million over the preliminary numbers for 2008. Certain increases in expenditures related to payroll expenditures and formulaic appropriations are mandated by law.

Fiscal Year 2008

As of May 31, 2008, preliminary General Fund revenues for fiscal year 2008 were $8.253 billion, representing a decrease of $340 million, or 4%, from actual revenues for fiscal year 2007. This amount excluded the collection of $269 million from special temporary tax measures in fiscal year 2007. This amount included $4.358 billion in revenues from individual and corporate income taxes, $1.088 billion from non-resident withholding taxes, $864 million from excise taxes and $911 million of sales tax revenues. The decrease in 2008 collections was principally due to the current recession and high oil prices, which directly affected income and excise taxes. Sales Tax collections met expectations, providing $911 million to the General Fund.

Preliminary General Fund expenses for fiscal year 2008 amounted to $9.057 billion, which is $170 million less than the amount originally estimated. The difference between preliminary revenues and expenses for fiscal year 2008 was covered by federal funds recovery of approximately $287 million and the remaining $504 million by cash management procedures.

Fiscal Year 2007

General Fund total revenues for the fiscal year ended on June 30, 2007 totaled $8.862 billion, $7 million more than the Treasury Department’s revised estimate for that period. This amount included (i) $933 million in non-resident withholding, (ii) $1.122 billion in excise taxes, (iii) $583 million of sales tax revenues, and (iv) $269 million from special temporary tax measures.

General Fund expenses for fiscal year 2007 were $9.221 billion, which is $267 million below the amount initially budgeted and takes into consideration $160 million in a portion of savings from the 10% budget reserve and $107 million in health-related expenditure reductions. The $9.221 billion amount does not include $522 million of debt service payments on a portion of the Commonwealth’s outstanding appropriation debt, which debt service was excluded from the budget based on the provisions of Act No. 91 of May 13, 2006, which created the Dedicated Sales Tax Fund to service in part the repayment of such appropriation debt.

The difference between projected revenues and expenses for fiscal year 2007 was covered by a $240 million transfer of funds from Government Development Bank that was originally set aside from General Fund appropriations to cover a portion of debt service payments on the Commonwealth’s appropriation debt which set aside was not needed on account of the passage of Act No. 91 referred to above. The remaining shortfall (about $100 million) was covered by cash management procedures such as delaying payments to certain vendors for a short period of time (carrying over into fiscal year 2008).

Tax Reform

Act No. 117 of July 4, 2006 (“Act 117”) amended the Puerto Rico Internal Revenue Code of 1994 (the “P.R. Code”) to provide, among other things, for a general sale and use tax of 5.5% to be imposed by the central government (the “Central Government Sales Tax”). Act 117 also authorized each municipal government to impose a municipal sale and use tax of 1.5% (the “Municipal Sales Tax” and, together with the Central Government Sales Tax, the “Sales Tax”). In general, the Municipal Sales Tax has the same tax base, exemptions (except for unprocessed foods) and limitations as those provided for in the Central Government Sales Tax. Act 117 also provides certain income tax reductions to address the regressive effect of the Sales Tax on taxpayers in lower income tax brackets.

The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and certain other types of transactions covering separable and identifiable taxable items which are sold for a single price, subject to certain exceptions and limitations. The Sales Tax does not apply to, among other things: (i) taxable items acquired by merchants for resale, (ii) taxable items acquired by manufacturing plants, (iii) taxable items acquired for use and consumption outside of Puerto Rico, (iv) certain food products that do not need to be heated before their sale, (v) prescription drugs, (vi) the rental payments received by a lessor of real property which is used for residential or commercial purposes, (vii) services provided by designated professionals, (viii) cash, cash equivalents, stocks, bonds, notes, mortgage loans, insurance, securities and interest derived for the use or forbearance of money, (ix) sales of real property, and (x) leases in which the Industrial Development Company is the owner of the property.

Act 117 also repealed the 5% general excise tax imposed on imported goods and the 3.6% general excise tax imposed on goods manufactured in Puerto Rico. Other items, such as fuel, crude oil and petroleum products, and vehicles, however, will remain subject to the excise tax previously applicable to such items, and are not subject to the Sales Tax.

The Sales Tax became effective on November 15, 2006 and the effective date of the repeal of the 5% general excise tax was October 16, 2006. Municipalities were authorized to implement the Municipal Sales Tax starting on July 1, 2006, and most have done so. The revenues derived from the Sales Tax are distributed as follows: (i) municipal governments retain 13/15 of the Municipal Sales Tax (equivalent to a tax of 1.5% out of the total 7% Sales Tax), (ii) the Dedicated Sales Tax Fund, created by Act No. 91 of May 13, 2006, as amended, receives one-seventh of the Sales Tax (equivalent to a tax of 1% out of the total 7% Sales Tax), and (iii) the General Fund receives the balance of the Sales Tax (equivalent to a tax of 4.5% out of the total 7% Sales Tax). The Secretary of the Treasury projects for fiscal year 2008 that each percentage point of the Sales Tax will generate annually approximately $202 million of gross revenues and that the Sales Tax will generate total annual gross revenues for the General Fund of approximately $911 million. For fiscal year 2007, the corresponding projections were $191 million and $576 million. The increase in revenues to be generated by the Sales Tax has been partly offset by the elimination of the 5% general excise tax and the effect of the income tax reduction measures included in Act 117.

Act 117 also provided for special income tax rates with respect to certain transactions occurring on and between July 1, 2006 and December 31, 2006 (the “Transition Period”). Eligible dividends declared by domestic corporations or partnerships during the Transition Period will qualify for a 5% special income tax. The dividend does not need to be distributed to qualify for the 5% special income tax rate. During the Transition Period, Act 117 also provides a special tax rate of 5% (10% in the case of resident corporations and partnerships) in connection with “built-in” gains associated to capital assets held for periods in excess of six months (the “Special

Capital Gains Tax”). In order to take advantage of the Special Capital Gains Tax, a taxpayer must file an election with the Secretary of the Treasury. The sale of the capital asset is not required to qualify for the Special Capital Gains Tax. In addition to the other conditions mentioned herein, the Special Capital Gains Tax is only available in connection with capital assets consisting of stock or participations of domestic and foreign corporations and partnerships, and real property located in Puerto Rico. However, in the case of resident corporations and partnerships, the Special Capital Gains Tax applies only to real property located in Puerto Rico.

On February 6, 2008, the Governor, in his State of the Commonwealth address, proposed suspending a portion of the sales and use tax, for a reduction from 7% to 2.5%, and re-instituting a revamped excise tax on goods imported into Puerto Rico to help stimulate the Commonwealth’s economy. The proposal included provisions that would have continued the earmarking of sales tax revenues equal to 1% of the total sales tax rate to the Dedicated Sales Tax Fund and other mechanisms currently in place to ensure the security for the outstanding bonds of the Puerto Rico Sales Tax Financing Corporation (“COFINA”). On February 7, 2008, the Governor stated that any proposal from his administration would not impair the rights of bondholders and that he would veto any counter-proposal from the Legislature of Puerto Rico that would constitute a possible impairment of the rights of bondholders. On February 7, 2008, Standard & Poor’s Ratings Service (“S&P”) placed the COFINA bonds on “CreditWatch Negative” and Fitch Ratings Ltd. (“Fitch”) placed the same bonds on “Rating Watch.” On March 14, 2008, the Governor submitted to the Legislature a proposed bill establishing the conditions for suspending the collection of the 4.5% sales and use tax (which is the portion of the total sales and use tax to be collected for the General Fund), establishing and funding a debt service reserve fund for the benefit of the COFINA bonds and re-instituting the revamped excise tax. Said bill was structured to safeguard the rights of COFINA bondholders and, the Commonwealth has noted, is aimed at preserving the current rating, as of May 31, 2008, of the COFINA bonds. Such action was expected to be revenue neutral for the General Fund. As of May 31, 2008, the legislation proposed by the Governor was not approved by the Legislature.

Major Sources of General Fund Revenues

Income Taxes

The Commonwealth’s income tax law, the P.R. Code, imposes a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax is imposed on certain payments made to non-residents of Puerto Rico, which is collected through an income tax withholding.

Individuals. Resident individuals are subject to tax on their taxable income from all sources. The P.R. Code has four tax brackets for individuals with tax rates of 7%, 14%, 25%, 28%, and 33%. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at a rate of 10%.

Gain realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at a rate of 10%.

Interest income in excess of $2,000 on deposit with Puerto Rico financial institutions is taxed at a rate of 10%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, estates, corporations and partnerships qualifies for a special 10% tax rate.

Corporations and Partnerships. Puerto Rico corporations and partnerships are subject to tax on income from all sources; foreign corporations and partnerships that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation or partnership qualifies for partial exemption from corporate income and other taxes under the industrial incentives program, it is subject to tax at graduated rates.

In general, the P.R. Code provides for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Also, Act No. 41 of August 1, 2005 was enacted to impose a temporary additional tax of 2.5% on corporations and partnerships with a net taxable income of $20,000 or more. In addition, Act No. 98 of May 16, 2006 provides for an extraordinary tax of 5% on resident corporations and partnerships engaged in business for pecuniary profit and whose gross income for the immediately preceding taxable year ended on or prior to December 31, 2005 exceeds $10 million. The 5% tax was required to be paid on or prior to July 31, 2006 and such amount may be subsequently claimed as a tax credit against such entity’s income tax liability. Act No. 89 of May 13, 2006 also imposes an additional special tax for the taxable year commencing in 2006 of 2% on the net income subject to standard taxation of all corporations operating under the provisions of the Puerto Rico Banking Law.

Gains realized from the sale or exchange of a capital asset, if held for more than six months, are taxed at a maximum rate of 15%. Dividends received by Puerto Rico corporations and partnerships of foreign corporations and partnerships engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available when the corporation or partnership making the distribution is organized in Puerto Rico. A special tax rate of 17% is applicable to dividend distributions of REITs received by corporations. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident corporations and partnerships qualifies for a special tax rate of 10%.

In general, corporations and partnerships operating under a new grant of tax exemption issued under the 1998 Tax Incentives Act are subject to a maximum income tax rate of 7% during their basic exemption period. Certain corporations and partnerships covered by the tax incentives acts continue to be subject to a maximum tax rate of 45% on their taxable income. Corporations and partnerships covered by the Puerto Rico Tourism Incentives Act of 1993, as amended, are subject to a maximum tax rate of 42% on their taxable income. The P.R. Code also provides for an alternative minimum tax of 22%.

The P.R. Code imposes a branch profits tax on resident foreign corporations less than 80% of whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source of income rules.

Interest from Puerto Rico sources paid to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 15%. Dividends distributed by corporations (including Section 936 Corporations) operating under new grants of tax exemption issued under the 1998 Tax Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by such corporations to non-resident recipients are subject to a 15% withholding tax. The basic tax on dividends paid to foreign corporate shareholders of Section 936 Corporations operating under grants of tax exemption issued under prior incentives laws is 10% but is subject to reduction if a percentage of the profits is invested in certain eligible instruments for specified periods of time.

Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% withholding tax.

Sales and Use Taxes

The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and combined transactions, subject to certain exceptions and limitations. The Sales Tax is not imposed on, among other things: (i) taxable items acquired by merchants for resale, (ii) taxable items acquired by manufacturing plants, (iii) taxable items acquired for use and consumption outside of Puerto Rico, (iv) certain food products that do not need to be heated before their sale, (v) prescription drugs, (vi) the rental payments received by a lessor of real property which is used for residential or commercial purposes, (vii) services provided by designated professionals, (viii) cash, cash equivalents, stocks, bonds, notes, mortgage loans, insurance, securities and interest derived for the use or forbearance of money, (ix) sales of real property, and (x) leases in which the Industrial Development Company is the owner of the property. The Sales Tax was effective starting on November 15, 2006 and generated approximately $911 million for the General Fund in fiscal year 2008. As of May 31, 2008, the Sales Tax was estimated to produce $977 million in fiscal year 2009.

Excise Taxes

The P.R. Code imposed an excise tax on certain articles and commodities, such as cigarettes, alcohol, sugar, cement, motor vehicles and certain petroleum products, which are taxed at different rates. The excise tax imposed on articles and commodities imported into Puerto Rico for consumption in Puerto Rico ended on October 16, 2006 and has been replaced by the previously described sales and use tax on November 15, 2006.

Other Taxes and Revenues

Motor vehicle license plate and registration fees comprise the major portion of license tax receipts.

Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales and receipts from public corporations in lieu of taxes.

Revenues from non-Commonwealth sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from the island to the United States mainland. The customs duties and excise taxes on shipments are imposed and collected by the United States and returned to the Commonwealth. The excise tax on shipments of rum from Puerto Rico and other rum producing countries is $13.50 per gallon. Of this amount, the lesser of $13.25 per proof gallon and the actual excise tax imposed is returned to the Treasury.

Property Taxes

Personal property, which accounts for approximately 48% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $15,000 of assessed valuation in owner-occupied residences is available.

Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center (“CRIM”), a government instrumentality of the Commonwealth. However, a special 1.03% tax on the assessed value of all property (other than exempted property) imposed by the Commonwealth for purposes of paying the Commonwealth’s general obligation debt is deposited in the Commonwealth’s Redemption Fund.

Expenses

Insurance Matters

Government-owned property is insured through policies obtained by the Secretary of the Treasury and through self-insurance, except for property owned by the Electric Power Authority and PRASA, whose properties are insured through arrangements and policies obtained by the respective Authorities. Personal injury awards against the Commonwealth are limited by law to $150,000 per occurrence.

Retirement Systems

The central government is responsible for approximately 64% of total employer contributions to the Employees Retirement System, and the other 36% is the responsibility of public corporations and municipalities. The central government is also responsible for 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. Retirement and related benefits provided by the systems and required contributions to the systems by employers and employees are determined by law rather than by actuarial requirements. For the Employees Retirement System, required employer contributions are 9.275% of applicable payroll. Required employee contributions for the Employees Retirement System vary according to salary and how the individual employee’s retirement benefits are coordinated with social security benefits. For the Judiciary Retirement System, required contributions are 20% of applicable payroll for the employer and 8% for the employees. For the Teachers Retirement System, required contributions are 8.5% of applicable payroll for the employer and 9.0% for the employees.

According to the most recent actuarial valuation of the Employees Retirement System and Judiciary Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2005, the total pension benefit obligations for the Employees Retirement System and Judiciary Retirement System were $12.284 billion and $174 million, respectively. The unfunded pension benefit obligations of the Employees Retirement System and Judiciary Retirement System for the same period were $9.956 billion and $104 million, respectively, representing funding ratios of 19% and 40%, respectively. Any amounts receivable from the Commonwealth with respect to benefits under special benefits laws (discussed below) are considered in the actuarial evaluation process to determine the unfunded pension benefit obligation of the Employees Retirement System to the extent receivables are recognized as such by the Employees Retirement System. The June 30, 2005 actuarial valuation was completed in accordance with the “Projected Unit Credit” method and assumed an investment return of 8.5% per year and a salary increase of 5% per year. Insofar as the statutorily mandated annual deposit to the Employees Retirement System and Judiciary Retirement System is insufficient to cover the actuarial pension benefit obligation, the unfunded pension benefit obligation of the System will continue to increase in the short term, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded obligation.

According to the most recent actuarial valuation of the Teachers Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2007, the accrued actuarial liability of the system was $7.756 billion and the value of its assets amounted to $3.163 billion, representing a funding ratio of 41%, and the resulting unfunded accrued liability was $4.593 billion. The actuarial valuation assumed an investment return of 8%, yearly salary increases of 3.5%, employee and employer contributions of 9% and 8.5%, respectively, an inflation rate of 2.5%, and a remaining amortization period of 30 years for the unfunded accrued liability. Under the same above assumptions, but without taking into account benefits paid under special benefits laws (described below) and not including the obligation with respect to the prospective payments under special benefits laws because these are not obligations of the Teachers Retirement System and because the funding for such benefits will originate from the Commonwealth’s General Fund, as of June 30, 2007, the accrued actuarial liability was $7,227 billion; the value of its assets amounted to $3.163 billion, representing a funding ratio of 44%; and the resulting unfunded accrued liability was $4.064 billion. Insofar as the statutorily mandated annual deposit to the Teachers Retirement System is insufficient to cover the actuarial pension liability, the unfunded pension benefit obligation will continue to increase, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded liability.

Various special benefits laws enacted in previous years provided for additional benefits for the Employees Retirement System, Teachers Retirement System, and Judiciary Retirement System. Specifically, in the case of the Employees Retirement System, Act No. 10 of May 21, 1992 provided for special benefit increases of 3% every three years. The first 3% increase was granted to retirees who had been receiving their annuities for three or more years as of that date. The second 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1995. This increase is being financed by additional contributions from the employers. The third 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1998. This third increase is being partially funded with additional contributions from some of the employers. In June 2001, the Legislative Assembly approved a fourth 3% increase, effective as of January 1, 2001, in post-retirement annuity payments granted on or prior to January 1, 1998. This increase is to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. In June 2003, the Legislative Assembly approved a fifth increase of 3% in post retirement benefits effective January 1, 2004. This increase is also to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. In June 2007, the Legislative Assembly approved a sixth increase of 3% in post retirement benefits effective January 1, 2007. This increase is also to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. Subsequent increases will depend upon the express approval of the Board of Trustees of the Employees Retirement System and the Legislative Assembly, and must provide a funding source. In the case of the Judiciary Retirement System, Act No. 41 of June 13, 2001 provided a 3% special benefit increase in annuity payments, commencing on January 1, 2002 and every three years thereafter, to retirees who have been receiving their annuities for three or more years as of that date. This increase is to be funded by the General Fund.

As of May 31, 2008, the Teachers Retirement System was seeking reimbursement from the Commonwealth’s Office of Management and Budget (“OMB”) in the amount of $119 million for special benefits paid by the System to its beneficiaries through June 30, 2004 pursuant to special benefit laws enacted by the Legislative Assembly. The Teachers Retirement System’s interpretation of these special benefit laws, to the effect that the Commonwealth is required to reimburse the Teachers Retirement System for such special benefits paid, was being disputed by OMB. As of May 31, 2008, this dispute was under inter-agency arbitration proceedings. The Employees Retirement System was also seeking reimbursement from the Commonwealth (in connection with other special benefits laws applicable to its beneficiaries) in the amount of $73.8 million, representing cumulative benefits paid to beneficiaries through June 30, 2005. As of May 31, 2008, OMB believed that the basis of the claims from the Employees Retirement System was valid but that the amounts claimed remained to be verified and reconciled.

The Employees Retirement System’s disbursements of benefits during fiscal years 2003 through 2007 exceeded contributions and investment income for those years. The cash shortfall for fiscal year 2003 was covered with a portion of the proceeds from the sale to Verizon of the 15% stock ownership in the Puerto Rico Telephone Company (“PRTC”) and a loan received from the Department of the Treasury. The cash shortfall for fiscal year 2004 was covered with a loan received from the Department of the Treasury. Balances owed to the Department of the Treasury and other pending working capital needs through fiscal year 2005 were refinanced through a repurchase agreement with a financial institution in an amount of $138 million collateralized with the assets of the Employees Retirement System. The cash shortfall for fiscal year 2006 was approximately $70 million. This shortfall was covered with a line of credit provided by a private financial institution and collateralized with the assets of the Employees Retirement System. There was no cash shortfall for fiscal year 2007 on account of the receipt of the proceeds from the sale of the PRTC stock. Also with these proceeds the Employees Retirement System paid off the balances of the 2005 repurchase agreement and the 2006 line of credit used to cover the respective year’s cash shortfalls.

The Employees Retirement System anticipates that its future cash flow needs for disbursement of benefits to participants are likely to exceed the sum of the employer and employee contributions received and its investment and other recurring income. The Employees Retirement System is also evaluating other measures to improve its cash flows and funding ratio. Some of these measures include, but are not limited to, the establishment of a maximum salary to calculate pension benefits, aggressive collection efforts with respect to employer contributions owed by the Commonwealth, the municipalities and public corporations, and the transfer to the Employees Retirement System of any amounts remaining in the Children’s Trust after payment of all the outstanding bonds. The Children’s Trust is a not-for-profit corporate entity created in 1999 as a public instrumentality of the Commonwealth.

In addition, as of May 31, 2008, the Employees Retirement System was undertaking a series of financings to increase the System’s funding ratio and reduce its unfunded pension benefit obligation. The financings involve the issuance by the Employees Retirement System of debt secured by a pledge of future employer contributions over the next 50 years. All net cash generated by these financings is to be deposited into the Employees Retirement System trust and to be invested along with its other assets. As of June 30, 2008, the Employees Retirement System had issued three series totaling approximately $3.0 billion of its Senior Pension Funding Bonds. As of May 31, 2008, the Employees Retirement System expected that additional financing would be undertaken during fiscal year 2009 and subsequent years.

BUDGET OF THE COMMONWEALTH

Budgetary Process

The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislative Assembly an annual balanced budget of revenues, capital improvements, and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by the Commonwealth’s Office of Management and Budget, in coordination with the Planning Board, the Treasury, and other government offices and agencies. Section 7 of Article VI of the Constitution provides that “The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law.”

The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under (i) laws existing at the time the budget is submitted, and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor’s recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

The Legislative Assembly may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislative Assembly, the budget is referred to the Governor, who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislative Assembly with the Governor’s objections. The Legislative Assembly, by a two-thirds majority in each house, may override the Governor’s veto. If a budget is not adopted prior to the succeeding fiscal year, as was the case for fiscal year 2006, the annual budget for the preceding fiscal year as originally approved by the Legislative Assembly and the Governor is automatically renewed for the ensuing fiscal year until a new budget is approved by the Legislative Assembly and the Governor. This permits the Commonwealth to continue making payments of its operating and other expenses until a new budget is approved.

Fiscal Reform

On May 25, 2006, the Governor signed Act No. 103 providing for a fiscal reform of the Commonwealth government (the “Fiscal Reform Legislation”). The Fiscal Reform Legislation applies to every instrumentality and entity of the Executive Branch funded, in whole or in part, from the General Fund and sets forth, as the public policy of the Commonwealth, the reduction of government spending, the elimination or consolidation of redundant agencies, the reduction of government payroll without causing the layoff of regular employees or increasing the actuarial liability of the retirement systems, the limitation of unnecessary, extravagant or excessive spending, and the limitation of public relations and other similar expenses. Despite his approval of the Fiscal Reform Legislation, the Governor has stated that certain of its provisions may be unconstitutional because they infringe on Executive Branch prerogatives. As such, the Governor has informed the Legislative Assembly that certain provisions of the Fiscal Reform Legislation will be implemented at the Executive Branch’s discretion and through the use of the Executive Branch’s prerogatives. There is no assurance that the Fiscal Reform Legislation will result in the intended reduction of expenditures or that it will be implemented as enacted or that it will not be judicially challenged.

Appropriations

For fiscal year 2007, approximately 47% of the General Fund was committed for payment of the central government payroll. In addition, approximately 26% of the General Fund was committed to the payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, funding for the judicial branch, among others, and debt service on the direct debt of the Commonwealth. As of May 31, 2008, it is estimated that, for fiscal year 2008, approximately 47% and 6% of the General Fund was committed for payment of the central government payroll (not including the University of Puerto Rico and judicial branch) and debt service on the direct debt of the Commonwealth, respectively. Commencing with fiscal year 2004, the Commonwealth appropriates annually to the judicial branch an amount initially equal to 3.3% of the average annual revenue from internal sources for each of the two preceding fiscal years. This percentage is to increase until it reaches 4% in fiscal year 2008, and may be further increased upon review, with scheduled reviews every five years.

Budget for Fiscal Year 2008

The consolidated budget for fiscal year 2008 totaled $27.1 billion. Of this amount, $14.5 billion was assigned to the central government. This included General Fund total appropriations of $9.227 billion, which represented an increase of $3 million over expenditures for fiscal year 2007.

Estimated expenses and capital improvements of all budgetary funds totaled $14.5 billion, an increase of $207.3 million from fiscal year 2007. The major changes in General Fund expenditures by program in fiscal year 2008 were mainly due to increases in health (up $99.1 million), public safety and protection (up $76.2 million), special pension contributions (up $30.1 million), transportation and communication (up $9.4 million), other debt service (up $8.9 million), housing (up $1.6 million) and decreases in welfare (down $100.8 million), debt service on Commonwealth’s general obligation and guaranteed debt (down $49.2 million), contributions to municipalities (down $26.9 million), economic development (down $21.3 million), education (down $20.8 million) and general government (down $2 million).

Budget for Fiscal Year 2009

The consolidated budget for fiscal year 2009 totaled $26.3 billion. Of this amount, $14.5 billion was assigned to the central government. This included General Fund total resources and appropriations of $9.484 billion, which represented an increase of $256.8 million over approved expenditures for fiscal year 2008. The fiscal year 2009 budget marked the third consecutive year in which budgeted expenditures were below the fiscal year 2006 level. The increase in expenditures over fiscal year 2008 was mainly due to University of Puerto Rico, judiciary and municipal formula increases and salary increases mandated by law or collective bargaining agreements. An additional $42.3 million was budgeted for the State Election Commission. The General Fund revenue projection for fiscal year 2009 was $8.488 billion, an increase of $235.3 million, or 2.8%, from estimated net revenues for fiscal year 2008 of $8.253 billion. The Commonwealth’s budgeted expenditures for fiscal year 2009 of $9.484 billion exceeded projected revenues of $8.488 by approximately $1 billion. As of May 31, 2008, the Commonwealth’s economic team was working together to enforce spending control measures that had been established to attempt to minimize the budget risk. In connection with the budget approval and in order to cover the approximately $1 billion difference between approved expenditures and projected revenues, legislation was approved and signed by the Governor authorizing the Commonwealth (i) to sell and/or transfer delinquent tax receivables up to $1 billion, and (ii) as an exception to the general prohibition against borrowings to balance the budget, to issue limited special obligations of the Commonwealth payable from and collateralized with tax receivables. As of May 31, 2008, the Commonwealth indicated that there is no guaranty that the Commonwealth would be able to issue such limited special obligations in amounts sufficient to cover the expected revenue shortfall in a timely manner, and, if that was the case, other funding sources, such as possible support from Government Development Bank, would have to be secured.

As of May 31, 2008, projected expenses and capital improvements of all budgetary funds totaled $14.5 billion, an increase of $91.1 million from fiscal year 2008. The major changes in General Fund expenditures by program in fiscal year 2009 were mainly due to increases in welfare (up $130.1 million), education (up $93.6 million), health (up $78.5 million), general government (up $71.2 million), special pension contribution (up $17.5 million), contributions to municipalities (up $17.6 million), public safety and protection (up $4.3 million), other debt service (up $11.6 million), transportation and communication (up $11.1 million), housing (up $3.1 million) and decreases in debt service on Commonwealth’s general obligation and guaranteed debt (down $162.7 million) and economic development (down $7.0 million).

LITIGATION

The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Under Act No. 104 of June 25, 1955, as amended (“Act No. 104”), persons are authorized to sue the Commonwealth only for causes of actions specified in said Act. The Commonwealth may be liable under Act No. 104 for damages up to a maximum amount of $75,000, or $150,000 if the suit involves actions for damages to more than one person or where a single injured party is entitled to several causes of action. Under certain circumstances, as provided in Act No. 9 of November 26, 1975, as amended (“Act No. 9”), the Commonwealth may provide its officers and employees, including directors of public corporations and government instrumentalities and mayors of the municipalities of the Commonwealth, with legal representation, as well as assume the payment of any judgment that may be entered against them. There is no limitation on the amount of the judgment that may be paid under Act No. 9.

With respect to pending and threatened litigation, as of June 30, 2007, the Commonwealth has included in its financial statements reported liabilities of approximately $950 million for awarded and anticipated unfavorable judgments. While amounts claimed exceed $6 billion, such amount represents the amount estimated at the time as a probable liability or a liability with a fixed or expected due date, which would require future available financial resources for its payment. The Commonwealth believes that the ultimate liability in excess of amounts provided in the financial statements, if any, would not be significant.

The Commonwealth is a defendant in two lawsuits filed, one in Commonwealth court and one in the United States District Court for the District of Puerto Rico, by an association of primary care health centers seeking to recover from the Commonwealth $800 million of Medicaid funds retained by the Department of Health since 1997. In June 2004, the Superior Court of the Commonwealth in San Juan determined that the Commonwealth must return those funds. The Supreme Court of Puerto Rico, however, upheld a partial ruling allowing the Commonwealth to deduct from the payments due to the centers certain of the payments received by the centers from the federal government. As of May 31, 2008, audits were being carried out on the plaintiff centers. As of June 30, 2007, the Commonwealth had accrued $50 million for this legal contingency. With respect to the federal case, a preliminary injunction was issued by the court against the Commonwealth requiring it to disburse approximately $20 million in six payments beginning in October 2005.

The Commonwealth is also a defendant in a class action presented by parents of special education students alleging deficient services to these students in the areas of education and health care before Commonwealth Courts. One court recently decided in favor of the parents’ request to include damage claims in the same class action case. This court may now award damages to the class action members, and in doing so may consider the claims in groups or each case individually. This will require that the parents prove the damages suffered. The Commonwealth has indicated that it plans to defend vigorously each case. As of June 30, 2007, the Commonwealth had accrued $450 million for this legal contingency. This decision is appealable and thus, not final at this time. As of May 31, 2008, the Commonwealth did not anticipate any final determination or damages award, in any case, to be granted in fiscal year 2008.

The Commonwealth and various component units are defendants in other lawsuits alleging violations of civil rights, breach of contract, and other damage claims. As of May 31, 2008, preliminary hearings and discovery proceedings were in progress. The amounts claimed exceed $5 billion; however, as of May 31, 2008, the ultimate liability could not be determined. The Commonwealth has indicated that, in its opinion, the claims are excessive. As of May 31, 2008, no provision for any liability that may result upon adjudication of these lawsuits had been recognized by the Commonwealth. The Commonwealth has indicated that it believes that the ultimate liability, if any, would not be significant.

RECENT DEVELOPMENTS

On March 27, 2008, the Governor of Puerto Rico and several other individuals were named in federal grand jury indictments relating to the use of political contributions and campaign funds during the period when the Governor was Resident Commissioner in Washington, D.C. In addition, on August 19, 2008, the Governor and other individuals were named in federal grand jury indictments relating to the use of political contributions and campaign funds during the Governor’s campaign and after his election as Governor. The Governor has denied any wrongdoing and has stated his intention to remain in his position and present his defense. It is not expected that such developments will have any impact on the fiscal affairs of the Commonwealth or on the payment of any obligations issued by the Commonwealth.

* * * * *

RATING AGENCIES’ ACTIONS

As of July 17, 2009, Moody’s and Standard & Poor’s rated the Commonwealth’s general obligation, respectively, Baa3 and BBB-. Any explanation regarding the reasons for and the significance of such ratings must be obtained from the respective ratings agency furnishing the same. The ratings reflect only the respective opinions of such rating agencies. There is no assurance that the ratings will continue for any given period of time or will not be revised downward or withdrawn entirely by either or both of such rating agencies. Any such downward revision or withdrawal of a rating could have an adverse effect on the market prices of the Commonwealth’s municipal obligation bonds.

APPENDIX F

WESTERN ASSET MANAGEMENT COMPANY PROXY VOTING POLICIES AND PROCEDURES

BACKGROUND

Western Asset Management Company (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

POLICY

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

PROCEDURES

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f.	Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the Western Asset Form ADV contains a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers - i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a) (1) The Registrant’s Declaration of Trust dated as of October 2, 2006 is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 16, 2007 (“Post-Effective Amendment No. 84”).

(2) Designation of Series of Shares of Beneficial Interests in the Trust effective as of February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 84.

(3) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant, effective as of May 14, 2008, and Amended and Restated Designation of Classes, effective as of May 14, 2008, is incorporated by reference to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement on Form N1-A as filed with the SEC on September 12, 2008 (“Post-Effective Amendment No. 116”).

(4) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant, effective as of November 2008, and Amended and Restated Designation of Classes, effective as of November 2008, is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 19, 2008 (“Post-Effective Amendment No. 118”).

(5) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant, effective as of January 1, 2009, and Amended and Restated Designation of Classes, effective as of January 1, 2009, is incorporated herein by reference to Post-Effective Amendment No. 124 as filed with the SEC on February 6, 2009 (“Post-Effective Amendment No. 124”).

(6) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant, effective as of March 13, 2009, and Amended and Restated Designation of Classes, effective as of March 14, 2009, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on March 23, 2009.

(7) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Registrant, effective as of March 15, 2009, and Amended and Restated Designation of Classes, effective as of March 15, 2009, is incorporated herein by reference to Post-Effective Amendment No. 130 as filed with the SEC on April 28, 2009 (“Post-Effective Amendment No. 130”).

(b) The Registrant’s By-Laws dated October 4, 2006 are incorporated herein by reference to Post-Effective Amendment No. 84.

(c) Not Applicable.

(d) (1) Management Agreement between the Registrant, on behalf of Legg Mason Partners Adjustable Rate Income Fund, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 27, 2007 (“Post-Effective Amendment No. 85”).

(2) Management Agreement between the Registrant, on behalf of Legg Mason Partners California Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(3) Management Agreement between the Registrant, on behalf of Legg Mason Partners Core Bond Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(4) Management Agreement between the Registrant, on behalf of Legg Mason Partners Core Plus Bond Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(5) Management Agreement between the Registrant, on behalf of Legg Mason Partners Strategic Income Fund (formerly Legg Mason Partners Diversified Strategic Income Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(6) Management Agreement between the Registrant, on behalf of Legg Mason Partners Global High Yield Bond Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(7) Management Agreement between the Registrant, on behalf of Legg Mason Partners Government Securities Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(8) Management Agreement between the Registrant, on behalf of Legg Mason Partners High Income Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(9) Management Agreement between the Registrant, on behalf of Legg Mason Partners Global Inflation Management Fund (formerly known as Legg Mason Partners Inflation Management Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(10) Management Agreement between the Registrant, on behalf of Legg Mason Partners Intermediate Maturity California Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(11) Management Agreement between the Registrant, on behalf of Legg Mason Partners Intermediate Maturity New York Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(12) Management Agreement between the Registrant, on behalf of Legg Mason Partners Intermediate-Term Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(13) Management Agreement between the Registrant, on behalf of Legg Mason Partners Corporate Bond Fund (formerly Legg Mason Partners Investment Grade Bond Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(14) Management Agreement between the Registrant, on behalf of Legg Mason Partners Managed Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 133.

(15) Management Agreement between the Registrant, on behalf of Legg Mason Partners Massachusetts Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(16) Management Agreement between the Registrant, on behalf of Legg Mason Partners Municipal High Income Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(17) Management Agreement between the Registrant, on behalf of Legg Mason Partners New Jersey Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(18) Management Agreement between the Registrant, on behalf of Legg Mason Partners New York Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(19) Management Agreement between the Registrant, on behalf of Legg Mason Partners Oregon Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(20) Management Agreement between the Registrant, on behalf of Legg Mason Partners Pennsylvania Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(21) Management Agreement between the Registrant, on behalf of Legg Mason Partners Short Duration Municipal Income Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(22) Management Agreement between the Registrant, on behalf of Legg Mason Partners Short/Intermediate U.S. Government Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(23) Management Agreement between the Registrant, on behalf of Legg Mason Partners Short-Term Bond Fund (formerly Legg Mason Partner Short-Term Investment Grade Bond Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(24) Management Agreement between the Registrant, on behalf of Western Asset Emerging Markets Debt Portfolio, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(25) Management Agreement between the Registrant, on behalf of Western Asset Global High Yield Bond Portfolio, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(26) Management Agreement between the Registrant, on behalf of Legg Mason Partners Global Income Fund, and LMPFA dated September 21, 2007 is incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 11, 2008 (“Post-Effective Amendment No. 108”).

(27) Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), with respect to Legg Mason Partners Adjustable Rate Income Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(28) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners California Municipals Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(29) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Core Bond Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(30) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Core Plus Bond Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(31) Subadvisory Agreement between WAM and Western Asset Management Company Limited (“WAML”), with respect to Legg Mason Partners Core Plus Bond Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(32) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Strategic Income Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(33) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Partners Strategic Income Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(34) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Global High Yield Bond Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(35) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Partners Global High Yield Bond Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(36) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Government Securities Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(37) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners High Income Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(38) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Partners High Income Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(39) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Global Inflation Management Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(40) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Partners Global Inflation Management Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(41) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Intermediate Maturity California Municipals Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(42) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Intermediate Maturity New York Municipals Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(43) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Intermediate-Term Municipals Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(44) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Corporate Bond Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(45) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Managed Municipals Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(46) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Massachusetts Municipals Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(47) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Municipal High Income Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(48) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners New Jersey Municipals Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(49) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners New York Municipals Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(50) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Oregon Municipals Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(51) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Pennsylvania Municipals Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(52) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Short Duration Municipal Income Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(53) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Short/Intermediate U.S. Government Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(54) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Short-Term Investment Grade Bond Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(55) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Emerging Markets Debt Portfolio dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(56) Subadvisory Agreement between WAM and WAML, with respect to Western Asset Emerging Markets Debt Portfolio dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(57) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Global High Yield Bond Portfolio dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(58) Subadvisory Agreement between WAM and WAML, with respect to Western Asset Global High Yield Bond Portfolio dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(59) Subadvisory Agreement between LMPFA and WAM with respect to the Registrant, on behalf of Legg Mason Partners Global Income Fund dated September 21, 2007 is incorporated herein by reference to Post-Effective Amendment No. 108.

(60) Subadvisory Agreement between WAM and WAML with respect to the Registrant, on behalf of Legg Mason Partners Global Income Fund dated September 21, 2007 is incorporated herein by reference to Post-Effective Amendment No. 108.

(61) Subadvisory Agreement between WAM and Western Asset Management Company Ltd., a corporation organized under the laws of Japan (“Western Japan”), with respect to Legg Mason Partners Global Income Fund dated September 2, 2008 is incorporated herein by reference to Post-Effective Amendment No. 116.

(62) Subadvisory Agreement between WAM and Western Asset Management Company Pte. Ltd. (“Western Singapore”), with respect to Legg Mason Partners Global Income Fund dated September 2, 2008 is incorporated herein by reference to Post-Effective Amendment No. 116.

(63) Subadvisory Agreement between WAM and Western Japan, with respect to Legg Mason Partners Global Inflation Management Fund dated September 2, 2008 is incorporated herein by reference to Post-Effective Amendment No. 116.

(64) Subadvisory Agreement between WAM and Western Singapore, with respect to Legg Mason Partners Global Inflation Management Fund dated September 2, 2008 is incorporated herein by reference to Post-Effective Amendment No. 116.

(65) Subadvisory Agreement between WAM and Western Japan, with respect to Legg Mason Partners Strategic Income Fund dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(66) Subadvisory Agreement between WAM and Western Singapore, with respect to Legg Mason Partners Strategic Income Fund dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(67) Subadvisory Agreement between WAM and Western Singapore, with respect to Legg Mason Partners Global High Yield Bond Fund dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(68) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Global High Yield Bond Portfolio dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(69) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Emerging Markets Debt Portfolio dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(70) Letter Amendment to Management Agreement between the Registrant, on behalf of Legg Mason Partners Corporate Bond Fund, and LMPFA is filed herewith.

(e) Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC (“LMIS”), on behalf of Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners California Municipals Fund, Legg Mason Partners Core Bond Fund, Legg Mason Partners Core Plus Bond Fund, Legg Mason Partners Strategic Income Fund, Legg Mason Partners Global High Yield Bond Fund, Legg Mason Partners Global Income Fund, Legg Mason Partners Government Securities Fund, Legg Mason Partners High Income Fund, Legg Mason Partners Global Inflation Management Fund, Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund, Legg Mason Partners Intermediate-Term Municipals Fund, Legg Mason Partners Corporate Bond Fund, Legg Mason Partners Managed Municipals Fund, Legg Mason Partners Massachusetts Municipals Fund, Legg Mason Partners Municipal High Income Fund, Legg Mason Partners New Jersey Municipals Fund, Legg Mason Partners New York Municipals Fund, Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners Pennsylvania Municipals Fund, Legg Mason Partners Short Duration Municipal Income Fund, Legg Mason Partners Short/Intermediate U.S. Government Fund, Legg Mason Partners Short-Term Bond Fund, Western Asset Emerging Market Debt Portfolio and Western Asset Global High Yield Bond Portfolio, dated December 1, 2008, is incorporated herein by reference to Post-Effective Amendment No. 124.

(f) (1) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 78”).

(2) Legg Mason Investment Series (formerly, Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 78.

(3) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan dated as of July 10, 2006 is incorporated herein by reference to Post-Effective Amendment No. 78.

(4) Amended and Restated Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78.

(5) Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 78.

(g) (1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”) dated January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(2) Letter Agreement amending the Custodian Services Agreement with State Street dated April 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(h) (1) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 30, 2006.

(2) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners California Municipals Fund dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(3) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Core Plus Bond Fund dated November 30, 2006 is incorporated herein by reference to Post-Effective Amendment No. 40 to Legg Mason Partners Core Plus Bond Fund, Inc.’s Registration Statement on Form N1-A as filed with the SEC on November 30, 2006.

(4) Amended and Restated Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Core Plus Bond Fund dated November 30, 2007 is incorporated herein by reference to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 28, 2007 (“Post-Effective Amendment No. 92”).

(5) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Diversified Strategic Income Fund dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(6) Amended and Restated Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Government Securities Fund dated February 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(7) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners High Income Fund dated March 16, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(8) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Global Inflation Management Fund dated November 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 14, 2008 (“Post-Effective Amendment No. 99”).

(9) Amended and Restated Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Managed Municipals Fund dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(10) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners New York Municipals Fund dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(11) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Pennsylvania Municipals Fund dated March 16, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(12) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Core Plus Bond Fund dated November 11, 2008 is incorporated by reference to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 25, 2008 (“Post-Effective Amendment No. 119”).

(13) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Corporate Bond Fund is filed herewith.

(14) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Short-Term Bond Fund is filed herewith.

(15) Transfer Agency and Services Agreement with Boston Financial Data Services, Inc. (“BFDS”) dated as of April 4, 2009 is incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A as filed April 6, 2009.

(16) Co-Transfer Agency and Services Agreement with PNC Global Investment Servicing (U.S.) Inc. dated as of April 1, 2009 is filed herewith.

(i) (1) Opinion and Consent of Venable LLP as to the legality of the securities being registered is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on June 1, 2007.

(2) Opinion and Consent of Venable LLP regarding the legality of Class R shares of Legg Mason Partners Inflation Management Fund and Class FI shares of Legg Mason Partners Short Duration Municipal Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 14, 2008 (“Post-Effective Amendment No. 97”).

(3) Opinion and Consent of Venable LLP regarding the legality of Class FI shares of each of Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund and Legg Mason Partners Massachusetts Municipals Fund, is incorporated herein by reference to Post-Effective Amendment No. 99.

(4) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Partners Global Income Fund, Legg Mason Partners Government Securities Fund and Legg Mason Partners Investment Grade Bond Fund; and Class R Shares of Legg Mason Partners Global High Yield Bond Fund, Legg Mason Partners Global Income Fund, Legg Mason Partners Government Securities Fund, Legg Mason Partners Investment Grade Bond Fund, Legg Mason Partners Short/Intermediate U.S. Government Fund and Legg Mason Partners Short-Term Investment Grade Bond Fund, is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 24, 2008.

(5) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Partners Managed Municipals Fund, Legg Mason Partners California Municipals Fund, Western Asset Emerging Markets Debt Portfolio and Western Asset Global High Yield Bond Portfolio is incorporated herein by reference to Post-Effective Amendment No. 108.

(6) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Partners Intermediate-Term Municipals Fund, Legg Mason Partners New Jersey Municipals Fund, Legg Mason Partners New York Municipals Fund and Legg Mason Partners Pennsylvania Municipals Fund is incorporated herein by reference to Post-Effective Amendment No. 111.

(7) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Partners Oregon Municipals Fund is incorporated herein by reference to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 6, 2008 (“Post-Effective Amendment No. 114”).

(8) Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Legg Mason Partners Adjustable Rate Income Fund is incorporated herein by reference to Post-Effective Amendment No. 116.

(9) Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Legg Mason Partners Strategic Income Fund, Class FI shares of Legg Mason Partners Municipal High Income Fund and Class R shares of Legg Mason Partners High Income Fund is incorporated by reference to Post-Effective Amendment No. 119.

(10) Opinion and Consent of Bingham McCutchen LLP regarding the reorganization of High Yield Bond Fund into Legg Mason Partners High Income Fund is incorporated by reference to Post-Effective Amendment No. 119.

(11) Opinion and Consent of Venable LLP as to the legality of Class A, Class C and Class IS shares of Western Asset Emerging Markets Debt Portfolio is incorporated by reference to Post-Effective Amendment No. 123.

(12) Opinion and Consent of Venable LLP as to the legality of Class P shares of Legg Mason Partners Corporate Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 30, 2009.

(13) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Legg Mason Partners Adjustable Rate Income Fund is incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 24, 2009.

(j) (1) Consent of Independent Registered Public Accounting Firm are filed herewith.

(2) Power of Attorney dated February 12, 2009 is incorporated herein by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 26, 2009.

(k) Not Applicable.

(l) Not Applicable.

(m) Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of the Registrant, on behalf of Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners California Municipals Fund, Legg Mason Partners Core Bond Fund, Legg Mason Partners Core Plus Bond Fund, Legg Mason Partners Strategic Income Fund, Legg Mason Partners Global High Yield Bond Fund, Legg Mason Partners Global Income Fund, Legg Mason Partners Government Securities Fund, Legg Mason Partners High Income Fund, Legg Mason Partners Global Inflation Management Fund, Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund, Legg Mason Partners Intermediate-Term Municipals Fund, Legg Mason Partners Corporate Bond Fund, Legg Mason Partners Managed Municipals Fund, Legg Mason Partners Massachusetts Municipals Fund, Legg Mason Partners Municipal High Income Fund, Legg Mason Partners New Jersey Municipals Fund, Legg Mason Partners New York Municipals Fund, Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners Pennsylvania Municipals Fund, Legg Mason Partners Short Duration Municipal Income Fund, Legg Mason Partners Short/Intermediate U.S. Government Fund, Legg Mason Partners Short-Term Bond Fund, Western Asset Emerging Market Debt Portfolio and Western Asset Global High Yield Bond Portfolio, dated February 6, 2007, as amended July 2009, is filed herewith.

(n) Rule 18f-3(d) Multiple Class Plan of the Registrant dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(o) Not Applicable

(p) (1) Code of Ethics of Citigroup Asset Management—North America (adopted by LMPFA), as amended September 13, 2005, is incorporated herein by reference to Post-Effective Amendment No. 75.

(2) Code of Ethics of LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 75.

(3) Code of Ethics of WAM and certain supervised affiliates as of July 2007 is incorporated herein by reference to Post-Effective Amendment No. 116.

(4) Code of Ethics of Western Japan is incorporated herein by reference to Post-Effective Amendment No. 116.

Item 29.	Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Article IX of the Registrant’s Declaration of Trust, which is incorporated herein by reference.

Reference is hereby made to paragraph 10 of the Distribution Agreement between the Registrant and LMIS.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Item 31.	Business and Other Connections of Investment Adviser

Investment Adviser—Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 31 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Advisers Act (SEC File No. 801-66785).

Western Asset Management Company—Subadviser—Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following is a list of the officers and directors of WAM.

Directors

James W. Hirschmann III
Peter L. Bain
Jeffrey A. Nattans

Officers

Bruce D. Alberts	Chief Financial Officer
Brett B. Canon	Director of Risk Management and Operations
D. Daniel Fleet	President
Daniel E. Giddings	Assistant Secretary
James W. Hirschmann III	Chief Executive Officer
Gavin L. James	Director of Global Client Service and Marketing
Dennis J. McNamara	Director of Portfolio Operations
Charles A. Ruys de Perez	Secretary, General Counsel and Head of Legal and Compliance

Western Asset Management Company Limited—Subadviser—Western Asset Management Company Limited (“WAML”) was incorporated under the laws of England as a corporation. WAML is a wholly-owned subsidiary of Legg Mason. WAML is registered as an investment adviser under the Advisers Act. The following is a list of the officers and directors of WAML.

Directors

James W. Hirschmann III
Peter L. Bain
D. Daniel Fleet
Jeffrey A. Nattans
Michael B. Zelouf

Officers

D. Daniel Fleet	President
James W. Hirschmann III	Managing Director
Suzanne Taylor-King	Finance Officer
Michael B. Zelouf	Head of London Operations

Western Asset Management Company Pte. Ltd—Subadviser—Western Asset Management Company Pte. Ltd. (“Western Singapore”) was incorporated under the laws of Singapore as a corporation. Western Singapore is a wholly-owned subsidiary of Legg Mason. The following is a list of the officers and directors of Western Singapore.

Directors

Peter L. Bain
D. Daniel Fleet
Takashi Komatsu
Jeffrey A. Nattans
Naoya Orime

Officers

D. Daniel Fleet	President
Yasuaki Sudo	Finance Officer
Naoya Orime	Head of Tokyo Operations

Western Asset Management Company Ltd—Subadviser—Western Asset Management Company Ltd (“Western Japan”) was incorporated under the laws of Japan as a corporation. Western Japan is a wholly-owned subsidiary of Legg Mason. Western Japan is authorized and regulated in Japan by the Japanese Securities and Exchange Surveillance Commission. The following is a list of the officers and directors of Western Japan.

Directors

Peter L. Bain
D. Daniel Fleet
Takashi Komatsu
Jeffrey A. Nattans
Naoya Orime

Officers

D. Daniel Fleet	President
Yasuaki Sudo	Finance Officer
Naoya Orime	Head of Tokyo Operations

Following is a list of other substantial business activities in which directors, officers or partners of WAM, WAML, Western Singapore and Western Japan have been engaged as director, officer, employee, partner or trustee.

Officer/Director	Other Offices Held

Peter L. Bain	Director, LMCM

Director, Batterymarch

Manager, Brandywine

Director, Brandywine Singapore

Manager, Clear Adv

Director, Clear Asset

Manager, GCIM

Senior Executive Vice President, Legg Mason, Inc.

Director, Barrett

Director, Bartlett

Director, LMFA

Director, LM Canada Hldg

Director, LM Funding

Manager, GAA

Manager, LMIC

Manager, LMPFA

Director, LMREI

Director, LMRESA

President and Director, LMRC

President and Director, LMRG

President and Director, LMRP

President and Director, LM Tower

President and Director, LMRCII

President and Director, LMRC Properties

Director, PCM I

Director, PCM II

Director, Permal

Manager, Royce

Director, WAM

Director, WAML

Director, Western Japan

Director, WAM Australia

Director, WAMCO Hldgs Ltd.

Director, Western Singapore

D. Daniel Fleet	Director, WAML

Director, Western Japan

Director, WAM Australia

Director, WAMCO Hldgs Ltd.

Director, Western Singapore

Jeffrey A. Nattans	Director, WAM

Vice President, Legg Mason, Inc.

Manager and Vice President, LMIH

Director, WAML

Director, Western Japan

Director, WAM Australia

Director, WAMCO Hldgs Ltd.

Director, Western Singapore

Officer/Director	Other Offices Held

James W. Hirschmann III	Director, WAM

Director, WAML

Following is a list of addresses for Item 31 with respect to WAM, WAML, Western Japan and Western Singapore:

Barrett Associates, Inc. (“Barrett”)

565 Fifth Avenue

New York, NY 10017

Bartlett & Co. (“Bartlett”)

36 East Fourth Street

Cincinnati, OH 45202

Batterymarch Financial Management, Inc. (“Batterymarch”)

John Hancock Tower

200 Clarendon Street, 49th Floor

Boston, MA 02116

Brandywine Global Investment Management, LLC (“Brandywine”)

2929 Arch Street, 8th Floor

Philadelphia, PA 19104

Brandywine Global Investment Management (Asia) Pte. Ltd. (“Brandywine Singapore”)

36 Robinson House, #18

City House

Singapore

Clearbridge Advisors, LLC (“Clear Adv”)

620 Eighth Avenue

New York, NY 10018

Clearbridge Asset Management, Inc. (“Clear Asset”)

620 Eighth Avenue

New York, NY 10018

Global Currents Investment Management, LLC (“GCIM”)

100 Light Street

Baltimore, MD 21202

Legg Mason Capital Management, Inc. (“LMCM”)

100 Light Street

Baltimore, MD 21202

Legg Mason Canada Holdings Ltd. (“LM Canada Hldg”)

44 Chipman Hill, 10th Floor

St. John, New Brunswick E2L 4S6

Canada

Legg Mason Fund Adviser, Inc. (“LMFA”)

100 Light Street

Baltimore, MD 21202

Legg Mason Funding Corp. (“LM Funding”)

100 Light Street

Baltimore, MD 21202

Legg Mason Global Asset Allocation, LLC (“GAA”)

100 First Stamford Place, 4th Floor

Stamford, CT 06902

Legg Mason, Inc.

100 Light Street

Baltimore, MD 21202

Legg Mason International Holdings, LLC (“LMIH”)

100 Light Street

Baltimore, MD 21202

Legg Mason Investment Counsel, LLC (“LMIC”)

100 Light Street

Baltimore, MD 21202

Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

399 Park Ave.

New York, NY 10022

Legg Mason Real Estate Investors, Inc. (“LMREI”)

100 Light Street

Baltimore, MD 21202

Legg Mason Real Estate Securities Advisors, Inc. (“LMRESA”)

100 Light Street

Baltimore, MD 21202

Legg Mason Realty Capital, Inc. (“LMRC”)

100 Light Street

Baltimore, MD 21202

Legg Mason Realty Group, Inc. (“LMRG”)

100 Light Street

Baltimore, MD 21202

Legg Mason Realty Partners, Inc. (“LMRP”)

100 Light Street

Baltimore, MD 21202

Legg Mason Tower, Inc. (“LM Tower”)

100 Light Street

Baltimore, MD 21202

LMRC II, Inc. (“LMRC II”)

100 Light Street

Baltimore, MD 21202

LMRC Properties, Inc. (“LMRC Properties”)

100 Light Street

Baltimore, MD 21202

PCM Holdings I, Inc. (“PCM I”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

PCM Holdings II, LLC (“PCM II”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

Permal Asset Management, Inc. (“Permal”)

900 Third Ave. 28th Floor

New York, NY 10022

Royce & Associates, LLC (“Royce”)

1414 Avenue of the Americas

New York, NY 10019

Western Asset Management Company (“WAM”)

385 East Colorado Boulevard

Pasadena, CA 91101

Western Asset Management Company Limited (“WAML”)

10 Exchange Square

Primrose Street

London EC2A2EN England

Western Asset Management Company Ltd (“Western Japan”)

36F Shin-Marunouchi Building

5-1 Marunouchi 1-Chome Chiyoda-Ku

Tokyo 100-6536 Japan

Western Asset Management Company Pty Ltd (“WAM Australia”)

Level 48

120 Collins Street

GPO Box 507

Melbourne Victoria 3000 Australia

Western Asset Management (UK) Holdings Limited (“WAMCO Hldgs Ltd”)

10 Exchange Square

Primrose Street

London EC2A2EN England

Western Asset Management Company Pte. Ltd. (“Western Singapore”)

1 George Street, #23-01

Singapore 049145

Item 32.	Principal Underwriters

Legg Mason Investor Services, LLC (“LMIS”), the distributor of the Registrant, is a distributor of funds that are series of the following registrants: Legg Mason Partners Income Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Equity Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust and Legg Mason Partners Institutional Trust.

LMIS is the placement agent for funds that are series of Master Portfolio Trust.

The information required by this Item 32 with respect to each director and officer of LMIS is listed below:

Mark R. Fetting – Managing Director

D. Stuart Bowers – Vice President

W. Talbot Daley – Vice President

Thomas J. Hirschmann – Vice President

Joseph M. Furey – General Counsel and Chief Compliance Officer

Ronald Holinsky – Counsel

Robert E. Patterson – Counsel

Theresa M. Silberzahn – Chief Financial Officer

Elisabeth F. Craig – AML Compliance Officer and Director of Continuing Education

All Addresses are 100 Light Street, Baltimore, Maryland 21202.

(c) Not applicable.

Item 33.	Location of Accounts and Records

With respect to the Registrant:

(1)	Legg Mason Partners Income Funds

55 Water Street

New York, New York 10041

With respect to the Registrant’s Investment Manager:

(2)	c/o Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue

New York, New York 10018

With respect to the Registrant’s Subadvisers:

(3)	c/o Western Asset Management Company, Western Asset Management Company Limited, Western Singapore and Western Japan

620 Eighth Avenue

New York, New York 10018

With respect to the Registrant’s Custodian:

(4)	State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

With respect to the Registrant’s Transfer Agent:

(5)	PNC Global Investment Servicing (U.S.), Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

(6)	Boston Financial Data Services, Inc.

2 Heritage Drive

North Quincy, Massachusetts 02171

With respect to the Registrant’s Distributor:

(7)	Legg Mason Investor Services, LLC

100 Light Street

Baltimore, Maryland 21202

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS INCOME TRUST, certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 29th day of July, 2009.

LEGG MASON PARTNERS INCOME TRUST, on behalf of its series:

Legg Mason Partners Intermediate-Term Municipals Fund

Legg Mason Partners New Jersey Municipals Fund

Legg Mason Partners New York Municipals Fund

Legg Mason Partners Pennsylvania Municipals Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
President and Principal Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on July 29, 2009.

Signature	Title

/s/ R. Jay Gerken	President, Principal Executive Officer and Trustee
R. Jay Gerken

/s/ Frances M. Guggino	Treasurer and Chief Financial Officer
Frances M. Guggino

/s/ Elliott J. Berv*	Trustee
Elliott J. Berv

/s/ A. Benton Cocanougher*	Trustee
A. Benton Cocanougher

/s/ Jane F. Dasher*	Trustee
Jane F. Dasher

/s/ Mark T. Finn*	Trustee
Mark T. Finn

/s/ Rainer Greeven*	Trustee
Rainer Greeven

/s/ Stephen R. Gross*	Trustee
Stephen R. Gross

/s/ Richard E. Hanson, Jr.*	Trustee
Richard E. Hanson, Jr.

/s/ Diana R. Harrington*	Trustee
Diana R. Harrington

/s/ Susan M. Heilbron*	Trustee
Susan M. Heilbron

/s/ Susan B. Kerley*	Trustee
Susan B. Kerley

/s/ Alan G. Merten*	Trustee
Alan G. Merten

/s/ R. Richardson Pettit*	Trustee
R. Richardson Pettit

*By:	/s/ R. Jay Gerken
R. Jay Gerken

*	Attorney-in-Fact, pursuant to Power of Attorney.

Exhibit Index

(d)(7)	Letter Amendment to Management Agreement

(h)(13)	Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Corporate Bond Fund

(h)(14)	Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Short-Term Bond Fund

(h)(16)	Co-Transfer Agency and Services Agreement

(j)(1)	Consent of Independent Registered Public Accounting Firm

(m)	Updated 12b-1 Plan